UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2013 - December 31, 2013

Item 1.     Reports to Shareholders.

ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

BROADLY DIVERSIFIED

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Total Return Fund

Royce Low-Priced Stock Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Dividend Value Fund

Royce International
Smaller-Companies Fund

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Global Value Fund

Royce Special Equity Multi-Cap Fund

www.roycefunds.com

www.roycefunds.com

GET THE LATEST INSIGHTS AND NEWS ON THE ROYCE FUNDS

DISCOVER TWO NEW WAYS TO VIEW FUND PERFORMANCE

Chuck on Royce
A new feature on roycefunds.com that brings you closer to Chuck’s thoughts on the small-cap market, value investing, and our company culture.

eDelivery Saves! Sign Up Now.
eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online.
> www.roycefunds.com/edelivery
[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

Stay Informed
Follow us on Twitter, watch us on YouTube, subscribe to our RSS feed, and sign up for our monthly eWord newsletter to stay up to date on the latest from The Royce Funds.
www.twitter.com/roycefunds
www.youtube.com/roycefunds
www.roycefunds.com/eword

This page is not part of the 2013 Annual Report to Shareholders

Table of Contents

Annual Review

Royce Featured Fund Guide	2

Portfolio Characteristics	4

Performance and Expenses	5

U.S. Small-Cap Market Cycle and Risk Adjusted Performance	6

Letter to Our Shareholders	7

Fund Focus	14

2013 In Quotes	136

Postscript: It’s a Small World	Inside Back Cover

Annual Report to Shareholders	15

This page is not part of the 2013 Annual Report to Shareholders | 1

Royce Featured Fund Guide

Value-Oriented Small-Cap Offerings Tailored to Specific Investor Needs

INVESTMENT UNIVERSE BREAKDOWN1

The size and diversity of the small-company universe make it a unique and fertile area for investment. For more than 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs, and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings. Our Featured Funds offer broad exposure to this large and diverse universe.

Market Cap
The smaller company universe consists of more than 3,900[1] publicly traded companies in the U.S. (and more than 22,600[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting the universe into two markets is critical because, in our experience, each requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices, but our portfolios also possess important differences that make each one unique.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap universe tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Broadly Diversified Portfolios
A broadly diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Focused Portfolios
A focused portfolio at Royce is one that either (i) generally invests in no more than 100 companies and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

[1] Source: Reuters as of 12/31/13

The Royce Funds invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

2 | This page is not part of the 2013 Annual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Featured Funds allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes—within the context of our two key differentiators, namely, market cap and portfolio approach. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are our Funds arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Only available to existing investors and relationships.

[2] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

This page is not part of the 2013 Annual Report to Shareholders | 3

Portfolio Characteristics	Through December 31, 2013

		Longevity	Average		2014	% of
		of Fund	Market	Number of	Turnover	Non-U.S.
Fund	Portfolio Manager(s)	(in years)	Cap[1]	Holdings	Rate	Securities

BROADLY DIVERSIFIED

Royce Pennsylvania Mutual Fund	Chuck Royce	41	$1,968	573	26%	7.8%

Royce Micro-Cap Fund	Jenifer Taylor	22	449	210	22	15.2

Royce Total Return Fund	Chuck Royce, Jay Kaplan	20	2,386	507	21	11.6

Royce Low-Priced Stock Fund	Whitney George	20	1,289	100	16	37.7

Royce Heritage Fund	Chuck Royce, Jim Harvey, Steven McBoyle	18	3,175	193	79	23.0

Royce Opportunity Fund	Buzz Zaino, Bill Hench	17	849	320	39	4.5

Royce Value Plus Fund	Chip Skinner	12	2,013	100	45	11.4

Royce Dividend Value Fund	Chuck Royce, Jay Kaplan	9	3,084	277	36	23.5

Royce International Smaller-Companies Fund	David Nadel	5	1,079	111	64	94.3

FOCUSED

Royce Premier Fund	Chuck Royce, Whitney George	22	2,910	78	11	10.7

Royce Special Equity Fund	Charlie Dreifus	15	1,912	48	28	0.0

Royce Value Fund	Jay Kaplan	12	2,670	52	51	7.8

Royce 100 Fund	Chuck Royce, Lauren Romeo	10	2,116	94	31	6.5

Royce Global Value Fund	Whitney George	7	1,785	68	41	75.9

Royce Special Equity Multi-Cap Fund	Charlie Dreifus	3	25,847	30	44	0.0

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

4 | This page is not part of the 2013 Annual Report to Shareholders

Performance and Expenses	Through December 31, 2013

	Average Annual Total Returns
							Gross Annual	Net Annual
					40-Year or Since	Inception	Operating	Operating
Fund	1-Year	5-Year	10-Year	20-Year	Inception	Date	Expenses	Expenses

BROADLY DIVERSIFIED

Royce Pennsylvania Mutual Fund	35.25%	20.18%	10.06%	11.32%	14.52%	n.a.	0.90%	0.90%

Royce Micro-Cap Fund	21.29	18.45	8.82	11.38	12.67	12/31/91	1.49	1.49

Royce Total Return Fund	32.76	18.41	9.10	11.75	11.72	12/15/93	1.14	1.14

Royce Low-Priced Stock Fund	12.91	15.27	7.05	11.67	11.65	12/15/93	1.58	1.50

Royce Heritage Fund	25.99	20.38	10.10	n.a.	14.00	12/27/95	1.51	1.51

Royce Opportunity Fund	43.50	27.13	9.95	n.a.	13.84	11/19/96	1.14	1.14

Royce Value Plus Fund	32.52	18.40	9.38	n.a.	12.87	6/14/01	1.46	1.46

Royce Dividend Value Fund	30.74	21.20	n.a.	n.a.	10.41	5/3/04	1.52	1.52

Royce International Smaller-Companies Fund	12.73	15.76	n.a.	n.a.	7.02	6/30/08	2.15	1.71

FOCUSED

Royce Premier Fund	27.73	18.92	11.64	12.21	12.67	12/31/91	1.06	1.06

Royce Special Equity Fund	29.36	18.06	9.52	n.a.	10.35	5/1/98	1.13	1.13

Royce Value Fund	27.76	18.57	11.11	n.a.	11.76	6/14/01	1.45	1.45

Royce 100 Fund	30.85	18.63	11.50	n.a.	11.99	6/30/03	1.48	1.48

Royce Global Value Fund	6.28	16.08	n.a.	n.a.	5.42	12/29/06	1.81	1.70

Royce Special Equity Multi-Cap Fund	36.26	n.a.	n.a.	n.a.	17.70	12/31/10	1.36	1.24

INDEX

Russell 2000 Index	38.82	20.08	9.07	9.27	n.a.	n.a.	n.a.	n.a.

Russell Microcap Index	45.62	21.05	6.99	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap Index	17.21	17.83	9.77	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	24.77	18.49	9.23	n.a.	n.a.	n.a.	n.a.	n.a.

Russell 1000 Index	33.11	18.59	7.78	9.38	n.a.	n.a.	n.a.	n.a.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares of Royce Global Value and International Smaller-Companies Funds redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to, The Royce Funds. Shares of all other Funds redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Low-Priced Stock Fund; 1.69% for Royce Global Value and International Smaller-Companies Funds through April 30, 2014; 1.24% for Royce Special Equity Multi-Cap Fund through April 30, 2014; and at or below 1.99% for Royce Global Value and International Smaller-Companies Funds through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Global Value and International Smaller-Companies Funds invest a significant portion of their respective assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in foreign securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

This page is not part of the 2013 Annual Report to Shareholders | 5

U.S. Small-Cap Market Cycle and Risk Adjusted Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market period.

Since the inception of the Russell 2000 index on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

RISK / RETURN PROFILE 10-YEAR PERIOD ENDED DECEMBER 31, 2013

For the 10-year period ended 12/31/13, nine out of 11 Royce Funds with 10 years of history outperformed the Russell 2000, while eight of the 11 did so with better risk-adjusted returns and Sharpe ratios.

In addition, for the 10-year period ended 12/31/13, five of the 11 Royce Funds outperformed the Russell 2000 with lower volatility.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Peak-to-
	Peak	Peak	Current
	3/9/00–	7/13/07–	4/29/11
Fund	7/13/07	4/29/11	12/31/13

BROADLY DIVERSIFIED

Royce Pennsylvania Mutual Fund	207.1%	11.6%	33.1%

Royce Micro-Cap Fund	197.4	24.9	4.8

Royce Total Return Fund	193.9	6.8	37.5

Royce Low-Priced Stock Fund	198.9	27.2	-7.6

Royce Heritage Fund	150.4	25.3	18.2

Royce Opportunity Fund	191.8	6.9	42.0

Royce Value Plus Fund	n.a.	-3.0	25.3

Royce Dividend Value Fund	n.a.	21.6	34.9

FOCUSED

Royce Premier Fund	198.1	29.9	25.1

Royce Special Equity Fund	227.4	20.8	39.2

Royce Value Fund	n.a.	17.4	15.9

Royce 100 Fund	n.a.	27.6	23.6

INDEX

Russell 2000	54.8	6.6	39.7

Russell 2000 Value	189.4	-1.4	38.5

Russell 2000 Growth	-14.8	14.3	40.9

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Please see page 5 for 1-, 5-, and 10-year average annual total return information.

6 | This page is not part of the 2013 Annual Report to Shareholders

Letter to Our Shareholders

Everybody Had a Good Year
2013 will enter the annals of history as one of the stock market’s better years. Not only were there healthy double-digit returns for all of the major U.S. indexes, but there were also no major corrections along the way. The closest the market came to a bearish phase was during the second quarter, when the rate on the 10-year Treasury began to rise off its calendar-year low in early May, mostly as a result of talk that the Federal Reserve would begin to reduce its $85 billion monthly bond-buying program. The Fed’s intentions to taper, made official by an announcement in June, then sent markets across the globe into a tailspin, while the 10-year Treasury rate mostly kept rising. (From its low on May 2 through the end of the year, it climbed more than 83%.) Yet by mid-summer, all or most of this seemed to be forgotten. Share prices climbed more or less uninterruptedly into December, where a couple of unsettled weeks in the middle of the month failed to put a Scrooge-like face on returns. Stocks quietly rallied through the last weeks of the year, making the fourth quarter as solidly bullish as the first and third.
     The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013. Here at home, investors had to cope with the sequester, the government shutdown, questions about Fed policy, and who would succeed Federal Reserve Chairman Ben Bernanke. Outside the U.S., it was not much quieter. There was economic uncertainty in Europe, China, and Brazil, among other places, unrest in the
The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013.

This page is not part of the 2013 Annual Report to Shareholders | 7

Charles M. Royce, President

In addition to staying on top of the
performance of The Royce Funds,
we also regularly review returns for
the major indexes, especially those
that invest mostly or exclusively in
small-cap stocks. Each month, we also
carefully look over long-term results
on an annualized basis. For the period
ended December 31, 2013, the returns
both for our portfolios and for the
small-cap Russell 2000 Index were of
particular interest to us. (These results
can be found on page 5.)

Seen from the perspective of long-term
market history, we think the
results look improbable, even absurd,
and certainly counterintuitive.
We have always been fond of the
idea that a healthy target for
absolute long-term returns should
be low-to-mid double digits. So what
does it mean when these results are
in the range of the high teens to the
mid-twenties? Did we and others do
something different or unusually
smart to achieve these results?

We suspect that the answer is both
a lot simpler and less flattering to
our stock-picking acumen. The
high five-year returns are in part
a consequence of the market’s

Continued on page 10...
Letter to Our Shareholders
Mideast, and a significant, still-brewing political scandal in Turkey. Yet none of these things, taken alone or in concert, possessed enough force to slow the pace of the rally. Even murmurings later in the year about overvalued stocks and a market bubble gave investors little pause.
     The rally seemed to gain strength from the notion that the U.S. economy was finally entering a faster, more historically typical expansion after five years of slow and uncertain growth. This would be more than welcome news. Consider for a moment how strange and singular our present situation is. The economy has received unprecedented levels of federal stimulus in the form of both quantitative easing and historically low interest rates even as the economy has looked strong enough to stand more firmly on its own for more than a year. However, we still face stubbornly high, only slowly declining unemployment, still-stagnant levels of demand, and lower consumer confidence. On the other hand, we have robust housing and auto sales, record corporate revenues, and companies sitting on piles of cash. This complicated economic picture is set against the political background of a falling federal deficit, a national healthcare plan that refuses to be anything less than wildly controversial, and a culture in Washington so dysfunctional that it now plays like a bleak tragicomedy worthy of Samuel Beckett. (Or at least it would if politicians weren’t so verbose.) All of this makes the question of what happens next even harder to answer than it would be in more sanguine times. Resisting the temptation to prognosticate at length on larger matters, we’ll say only that we agree with the consensus that the economy is indeed growing faster and stronger. For reasons we’ll detail later, we also think this is good news both for small-cap stocks and our own disciplined approach to stock selection.
     As measured by the Russell 2000 Index, the small-cap market has been on a remarkable run since the bottom in March 2009. However, there were a number of notable twists prior to last year’s mostly smooth ascent. The three years prior to 2013 all exhibited a similar performance pattern in the first half of the year. During 2010, 2011, and 2012, the opening quarter extended a bull run that had gotten underway no later than the previous year’s fourth quarter. These gains were then eroded to varying degrees by a bearish second quarter, with the market starting to reverse course in April, making it indeed the cruelest month. The motive force behind each reversal was macro oriented—recurring fears about the uneasy state of the U.S., Chinese, and/or developed European economies. (The persistence of macro factors influencing sell-offs at the expense of company fundamentals was the most troubling element to us.) In 2010 and 2012, the third quarter saw a resumption of rising stock prices, while in 2011 the third quarter was the year’s worst—political dithering in Europe and contention in the U.S. exacerbating economic and fiscal concerns. The fourth quarter was positive for small-caps in all three years (as it was in 2009), though in 2011 its gains were not enough to keep the major indexes from finishing the year in the red.

8 | This page is not part of the 2013 Annual Report to Shareholders

     This pattern is worth mentioning because we saw a more muted version of it play out in 2013. The critical difference was that initially rattled investors recovered their confidence in equities before the second quarter had ended and before quarterly returns turned negative. This suggests perhaps not so much a new-found confidence as it does a steadier sense of conviction. With the economy improving and our fiscal situation increasingly more manageable, investors appear to be seeing the value of staying invested. We see this as one of several encouraging signs for active management as we enter 2014. It makes sense to us that longer investment horizons will lead larger numbers of investors to higher-quality companies.

Everybody Saw the Sunshine
Small-caps were once again leaders in what was a magnificent year for equities. For the full year, the Russell 2000 (+38.8%) and the tech-centric Nasdaq Composite (+38.3%) outpaced the large-cap Russell 1000 (+33.1%) and S&P 500 (+32.4%) Indexes. The Russell 2000 enjoyed its best calendar-year performance since 2003. 2013 was also the best since 1995 for the Russell 1000, since 1997 for the S&P 500, and since 2009 for the Nasdaq Composite. The latter index, however, has not yet topped the high it made back on March 10, 2000. By contrast, the small-cap index, the Russell 1000, and the S&P 500 all established new highs on the last day of 2013. It was also the first year since 1996 in which the Russell 2000 posted positive returns in all four quarters.

     After a strong first half, in which all the major domestic indexes were positive both through the end of June and for the more volatile second quarter, both small-cap and large-cap stocks sailed through the rest of the year. As it did in the second quarter, the Nasdaq led in the third, up an impressive 10.8% compared to a 10.2% gain for the Russell 2000 and respective increases of 5.2% and 6.0% for the S&P 500 and Russell 1000. As mentioned, December saw a brief squall of volatility, though fourth-quarter results for all four indexes wound up solidly positive. The Nasdaq marked its third consecutive quarter of market leadership, advancing 10.7% for the fourth quarter versus 8.7% for the Russell 2000 Index, 10.2% for the Russell 1000, and 10.5% for the S&P 500. It was also notable that from the 10-year Treasury yield low of 1.66% on May 2, 2013 through the end of the year small-caps were strong. The Russell 2000 gained 25.0% during this period versus respective gains of 17.9% and 17.4% for the Russell 1000 and S&P 500. (The 10-year yield finished 2013 at 3.04%.)
     Outside the U.S., life was generally less bullish in 2013. Most non-U.S. indexes finished behind their stateside cousins in the first quarter and were in the red for the second. Results improved significantly in the second half, with European indexes turning in conspicuously high returns. For the third quarter, the Russell Global ex-U.S. Small Cap Index advanced 10.7% while the Russell Global ex-U.S. Large Cap Index increased 10.4%. The indexes also ended the year on a high note. For the fourth quarter, the Russell Global ex-U.S. Small Cap
Small-caps were once again leaders
in what was a magnificent year for
equities. For the full year, the Russell
2000 (+38.8%) and the tech-centric
Nasdaq Composite (+38.3%) outpaced
the large-cap Russell 1000 (+33.1%)
and S&P 500 (+32.4%) Indexes.

This page is not part of the 2013 Annual Report to Shareholders | 9

recent strength (especially in 2013)
and, more important, the result of
dropping some unusually bad results
from the fourth quarter of 2008—the
onset of the Financial Crisis. The
five-year average annual total return
for the Russell 2000 as of December
31, 2012 was 3.6% (+19.1% on
a cumulative basis). Yet when we
fast-forward to the end of December
2013, we see the five-year return
for the Russell 2000 jump to 20.1%
(+149.7% on a cumulative basis).

Most of the time, a five-year
period would capture a variety of
experiences, perhaps an entire market
cycle or two. But occasionally it does
not, and the result is a distortion
springing from an uncommonly
steady, mostly bullish period.
So as wonderful as they are, it
seems clear to us that the five-year
returns for several mutual funds,
indexes, and ETFs are simply too
good to last. Markets simply do
not move up forever, or even for
several years in a row.

We believe in reversion to the mean;
the cyclical nature of markets is very
real to us. Of course, we do not pretend
to know how to time market cycles.
All we know is that at some point,
the current cycle will change. No one
knows exactly when or to what degree,
but it will shift. This helps to explain
why we think it’s important to never
get too excited during bullish phases
like the current period, just as we
believe investors should not get too
upset during corrections.

Continued on page 12...

Letter to Our Shareholders

rose 4.0% while the Russell Global ex-U.S. Large Cap was up 5.0%. Calendar-year results were solid, though each index lagged its domestic peers. For 2013, the Russell Global ex-U.S. Small Cap Index climbed 17.2% while its large-cap sibling gained 16.1%.
     The Russell Microcap Index posted impressive results for both the third (+11.6%) and fourth (+10.3%) quarters of 2013. This second-half strength helped the micro-cap index achieve an eye-catching 45.6% return for the calendar year. Results for both the second half and full year were not quite as robust for mid-cap stocks, as measured by the Russell Midcap Index, though they were more than respectable on an absolute basis. For the third quarter, the mid-cap index advanced 7.7% before rising 8.4% in the fourth, leading to a terrific 34.8% return for the full year.

Fixing a Hole
For the most part, calendar-year returns for our Featured Funds left us with mixed emotions. We were pleased, for the most part, with the Funds’ absolute results. However, most underperformed on a relative basis. The two noteworthy exceptions were Royce Opportunity and Special Equity Multi-Cap Funds, each of which handily outpaced their respective benchmarks in 2013. Results for the remaining 13 portfolios ranged more widely, from those with more-than-respectable absolute results—Royce Pennsylvania Mutual Fund, Premier, Total Return, Heritage, Special Equity, Value, Value Plus, 100, and Dividend Value Funds—to those that were solid but disappointing owing to the spread between them and their respective benchmarks—Royce Micro-Cap, Low-Priced Stock, Global Value, and International Smaller-Companies Funds.
     Our disciplined, risk-averse approach has often left us looking up at benchmarks during dynamic bull markets. In a more historically typical market cycle, 2013’s results would have given us less to explain or complain about. But these calendar-year results came after several portfolios underperformed their benchmarks in 2012 and 2011. The last three years, then, have left us increasingly frustrated, even as the reasons behind these underperformances are clear. Small-cap companies with high returns on invested capital (ROIC) and low-debt balance sheets have, as a group, underperformed their more leveraged counterparts. In addition, more economically sensitive cyclical sectors, including Energy, Industrials, Materials, and Information Technology—have trailed more defensive areas (such as Utilities) and less conservatively capitalized, higher-yielding vehicles (e.g., REITs and MLPs) where we have little if any exposure. Over the last several years, we have found many of what we think are highly attractive opportunities in cyclical sectors and/or in companies with strong balance sheets and high ROIC. Most have had only limited participation in the rally that began in March 2009. There have also been industries, such as precious metals & mining, that did very well in the initial phase of the recovery following the Financial Crisis before they began to correct sharply in 2011 and are yet to recover. So while nearly all sectors and industries across all asset classes did well

10 | This page is not part of the 2013 Annual Report to Shareholders

2013 TOTAL RETURNS FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES As of 12/31/13

[1] Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

in 2013, companies with many of the qualities that we look for have not yet led for long. Our approach leads us to conservatively capitalized companies with high ROIC and strong cash flow characteristics, among other attributes. Investors have still not gravitated to these kinds of companies in comparatively large numbers. However, it’s worth mentioning that many quality small-cap companies did very well on an absolute basis in 2013, particularly in the year’s last eight months.

Let It Be
There have also been signs over the last year-and-a-half that this leadership pattern is beginning to change. Two dates stand out to us as significant. The first was June 4, 2012. From that year’s small-cap low through the end of December 2012, investors showed a preference for companies with those quality characteristics mentioned earlier at the expense of high-yield vehicles, highly leveraged stocks, and explosive growth stories. (This helps to explain why many of our portfolios

Along with the onset of tapering, rising
rates—though still historically low on
an absolute basis—strongly suggest to
us that we are moving closer, if at times
by fits and starts, to a stock market
that will reward quality businesses,
especially those poised to benefit from
a healthy, growing economy.

This page is not part of the 2013 Annual Report to Shareholders | 11

Markets are always changing. We work
hard to be prepared for these changes,
which is why we use volatility and
falling share prices to our advantage.
Related to this is the idea of rotation.
We cannot say for sure what part of
the equity market will lead next—we
are obviously hoping that it’s high
quality—but it’s clear that a move
will come. So we do not expect
five-year returns to remain this robust,
but we are still enthusiastic about the
potential for small-cap returns.

Equally important, we have always
thought that any evaluation of
returns must be both long-term
and multi-dimensional in order to
measure more accurately what is
being accomplished. For example,
rolling returns are an excellent tool
to examine mutual fund performance.
It allows us to look at returns over
multiple time periods and to gauge
the experience of investors who enter
the market at different points of time.
We always try to keep in mind the
following maxim: If the number looks
too high, it probably is.

Letter to Our Shareholders

outpaced their benchmarks in the final half of 2012.) Unfortunately, this quality rally was short lived, petering out early in the first quarter of 2013. But we saw it as a significant step in the right direction. After all, we have been arguing for some time now that many quality stocks underperformed over the last several years because the Fed’s zero-interest-rate policies and multiple rounds of quantitative easing led to an outsized hunger for high yield and too few consequences for businesses carrying a lot of debt. This in turn led to a comparative neglect of companies with more pristine balance sheets and those with steady, but lower, dividends. We have also insisted, however, that these advantages have largely played themselves out in the context of a strengthening economy.
     So it probably comes as no surprise that our second important date is the May 2, 2013 low for the 10-year Treasury yield, which marked the beginning of a rising interest-rate environment. Along with the onset of tapering, rising rates—though still historically low on an absolute basis—strongly suggest to us that we are moving closer, if at times by fits and starts, to a stock market that will reward quality businesses, especially those poised to benefit from a healthy, growing economy. In addition to the mini-rally in 2012, we saw improved results for many cyclical companies in the second half of 2013, especially compared to more defensive sectors. We have also seen a recovery in M&A and IPO activity. Most important, there have been increased levels of overall business activity, evidenced by the final revision of third-quarter GDP, which leaped from 3.6% to 4.1%.

12 | This page is not part of the 2013 Annual Report to Shareholders

We’ve Got a Feeling
Of course, considering where we have been over the last five-plus, even 13-plus, years, it seems fair to ask what a return to an ‘Old Normal’ would look like in the market. Our sense is that small-caps are not on a collision course with a sustained decline or a catastrophic correction such as we saw in late 2008-early 2009. It seems more likely to us that the market will undergo a series of small corrections that will slow the current breakneck pace of returns. From our perspective, this would be part of the larger normalization process affecting the economy and the financial markets. Corrections are a fact of life, and we have not seen one in more than a year. So there will be some pullback, but we believe it will be manageable, at least for those of us with a disciplined, long-term approach.
     As of this writing, the Russell 2000 Index may have hit, or may be nearing, another peak. Nonetheless, we see opportunity in our chosen asset class. So while the index as a whole looked overvalued to us at year-end, the primary selection universe for our domestic small-cap portfolios is much wider than the Russell 2000. It encompasses more than 4,000 companies with market caps up to $2.5 billion; we are also active in mid-cap stocks, a segment where the market caps fall between $2.5 billion and $5 billion. This area provides more than 400 additional names. Indeed, no small-cap index, including the Russell 2000, takes in the full measure of small-cap valuations or offers the most appropriate selection space. In these days of ETFs and strong relative results for index-based investing, we think the enormous breadth of the small-cap world has been forgotten to some degree. In our position as bottom-up stock pickers, we have always thought less about markets and indexes than we do about stocks and businesses. As has always been the case, our daily work focuses squarely on finding what we think are great companies at attractive prices. Our goal remains strong absolute returns over long-term periods. We cannot say for sure when conservatively capitalized, well-managed, and fundamentally sound businesses might assume market leadership. However, we are confident that they will in the not-too-distant future as the expanding economy leads investors to focus once more on fundamentals, particularly those that reveal high quality.

Sincerely,

In our position as bottom-up stock
pickers, we have always thought less
about markets and indexes than we
do about stocks and businesses. As
has always been the case, our daily
work focuses squarely on finding
what we think are great companies
at attractive prices.

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2014

This page is not part of the 2013 Annual Report to Shareholders | 13

Fund Focus

For more than 40 years, we have invested primarily—for many years exclusively—in small-cap stocks. Throughout his more than three decades as a portfolio manager, Charlie Dreifus has done much the same. So it probably came as a bit of a surprise at the end of 2010 when Royce Special Equity Multi-Cap Fund (RSM) was launched with Charlie at the helm because the Fund invests primarily in large-cap stocks.
     Yet the portfolio takes full advantage of his 45 years of investment experience. While his emphasis and attention as a portfolio manager has been on the small-cap side for most of his career, Charlie also spent several years during the ’70s and ’80s as Director of Research at two different companies. Each firm focused its stock selection process on large-caps, and through this work he developed a substantial knowledge base about the domestic large-cap space.
     Prior to the Fund’s debut, which followed the Financial Crisis of 2008-9, Charlie believed the large-cap asset class looked attractively cheap. Applying his singular approach, which combines classic value analysis and accounting cynicism, he brings a methodology honed over more than 30 years—15 of them at Royce.
     He looks for companies with high, sustainable returns on invested capital and strong levels of free cash flow from operations, among other attributes, that are also inexpensive on an absolute basis. In RSM, it is not uncommon to see many household, “dividend aristocrat” type names. In fact, these companies, which are usually defined as those in the S&P 500 Index that have increased their dividend for 25 consecutive years, are well represented in the portfolio. Charlie believes that they represent some of the highest-quality businesses available to investors. Their compellingly low valuations around the time of the Fund’s inception made many of them early selections. While there is no guarantee that a company will continue to pay a dividend, Charlie also believes that the Fund’s early emphasis on dividend payers will prove rewarding, especially in the current interest rate environment, in which rates are rising but remain low on an absolute basis.
     Regardless of market cap, every company that Charlie analyzes receives his strict attention to accounting and financials. Indeed, his well-deserved reputation for close scrutiny of financial reports was something he learned from accounting guru Abe Briloff, who was both his teacher and good friend. (Abe recently passed away at the age of 96.) While large-cap companies are well covered on Wall Street, Charlie thinks that his ‘special sauce’ can be a benefit. It involves a deep dive into the financials that is designed, among other things, to uncover whether the company’s accounting practices are aggressive or conservative—he prefers companies with conservative, transparent accounting. His exhaustive analysis should also reveal how inexpensive the business is on an absolute basis.
     With three years of history in the books, the early results have been highly encouraging. The Fund outperformed its benchmark, the Russell 1000 Index, for the one- and three-year/since inception (12/31/10) periods ended December 31, 2013. We think that, after 40 years in business, our first foray into a large-cap mutual fund is going pretty well.

Royce Special Equity Multi-Cap Fund vs the Russell 1000: Performance and Expense Information	Through December 31, 2013
	Average Annual Total Returns

			Since Inception	Gross Annual	Net Annual
	One-Year	Three-Year	(12/31/10)	Operating Expenses	Operating Expenses

Royce Special Equity Multi-Cap Fund	36.26%	17.70%	17.70%	1.36%	1.24%

Russell 1000	33.11	16.30	16.30	n.a.	n.a.

Important Performance and Expense Information
All performance information reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.24% through April 30, 2014.

The Fund invests primarily in mid-cap and large-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) In addition, as of 12/31/13 the Fund held a limited number of stocks, which may involve considerably more risk than a less concentrated portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. The Fund may invest up to 25% of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.)

14 | This page is not part of the 2013 Annual Report to Shareholders

The Royce Funds 2013 Annual Report to Shareholders | 15

Royce Pennsylvania Mutual Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			21.23%

One-Year			35.25

Three-Year			14.09

Five-Year			20.18

10-Year			10.06

15-Year			11.22

20-Year			11.32

25-Year			11.45

30-Year			11.69

35-Year			13.67

40-Year			14.52

ANNUAL EXPENSE RATIO

Operating Expenses			0.90%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2013	35.3%	2005	12.5%

2012	14.6	2004	20.2

2011	-4.2	2003	40.3

2010	23.9	2002	-9.2

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			1.0%

Helmerich & Payne			1.0

Unit Corporation			0.9

NVR			0.8

Federated Investors Cl. B			0.8

Kennametal			0.8

HEICO Corporation			0.7

Ascena Retail Group			0.7

Oil States International			0.7

IPG Photonics			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.5%

Information Technology			20.2

Consumer Discretionary			14.4

Financials			9.9

Materials			8.8

Energy			7.2

Health Care			6.3

Consumer Staples			1.5

Telecommunication Services			0.1

Utilities			0.0

Miscellaneous			3.8

Cash and Cash Equivalents			2.3

Manager’s Discussion
We were mostly pleased with the performance of our flagship, Royce Pennsylvania Mutual Fund (PMF), in 2013. The Fund achieved a strong absolute return for the calendar year, rising 35.3%. Of course, we would have preferred a better relative showing, as PMF underperformed its small-cap benchmark, the Russell 2000 Index, which rose 38.8% in 2013. However, in the current context of equity returns, we were very satisfied. The last three years saw higher returns from fast-growing, lower-quality companies, often carrying ample leverage on their balance sheets, which even in an era of easy money and zero interest rates strikes us as a dubious practice. In this challenging environment, the Fund acquitted itself nicely on an absolute basis.
     The year began with a strong first quarter for stocks, particularly small-caps. It marked the fourth consecutive year in which the markets began the year with a fast start. After beating its benchmark in the second half of 2012 (+10.2% versus +7.2%), PMF fell behind the Russell 2000 in the first quarter of 2013, up 10.2% versus 12.4%. Taper talk brought a wave of volatility in the second quarter, tamping down returns to the low single digits. PMF rose 1.3% versus 3.1% for the Russell 2000 for this period. The third quarter quickly resumed the red-hot pace of the first, with returns for most small-cap indexes rising into double digits. The Russell 2000 gained 10.2% while PMF climbed 10.7%. The fourth quarter saw a less frenetic pace and a bit more volatility, though it was not as rocky as the second quarter. More important, PMF again beat the Russell 2000, up 9.5% versus 8.7%, giving the Fund two straight years of outperformance for the second half of the calendar year.
     This second-half performance edge in 2013 can be traced to an earlier date in the year—the low for 10-year Treasury yields that occurred on May 2. With rates mostly on the rise since this low, PMF narrowly beat the Russell 2000 from May 2 through December 31, 2013, up 25.9% compared to 25.0%. The Fund also outperformed its benchmark for the five-, 10-, 15-, 20-, 25-, 30-, and 35-year periods ended December 31, 2013. PMF’s average annual total return for the 40-year period ended December 31, 2013 was 14.5%, a long-term record in which we take great pride.
     In June 2013, we received the first substantial announcement that the pace of the Fed’s accommodative QE programs would be slowed. The news at first sent the markets into a tailspin while quickly catapulting the term “taper” into daily usage. After their initially bearish reaction, the domestic equity markets adjusted quite well by the end of the year. When the

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	0.64%

Towers Watson & Company Cl. A	0.53

Oil States International	0.53

AAON	0.48

Helmerich & Payne	0.47

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

16 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

third-quarter GDP estimate was revised upward in December, the news further helped to reassure nervous investors that the economy was sturdy enough to begin standing on its own feet (something that we have been convinced of for at least a year). The slow but steady tick down in the unemployment rate, as well as December’s budget deal, also aided in the impression that the U.S. economy was moving out of its slow and uncertain growth phase and into a more historically typical pace of growth. We see this as welcome news for many portfolio holdings, especially those in cyclical areas such as Energy and Materials, many of which have not participated fully, if at all, in the bull phase that took up nearly all of 2013.
     In 2013, nine of the Fund’s 11 sectors finished the period with net gains, an unsurprising development in such a bullish climate. While notable contributions came from the Information Technology, Consumer Discretionary, and Financials sectors, Industrials led the way by a comfortable margin. The sector’s net gains came from a number of industry groups, most notably machinery companies, which was the top performing group for the calendar year. Solid net gains also came from the sector’s professional services, aerospace & defense, building products, and electrical equipment groups. The first of these was home to one of PMF’s top performers. Towers Watson & Company provides human resource, financial consulting, and other related services. Its price rose more or less steadily throughout the year. In May the firm’s management raised adjusted EPS (earnings per share) guidance for fiscal 2013 while the stock also gained from the opening of Obamacare insurance exchanges in October. It then raised its dividend in November. We have liked its core business and steady earnings for several years having first bought shares in PMF’s portfolio in 2006. We began to take gains in August 2013.
     Nu Skin Enterprises develops and distributes personal care skin products worldwide. After enjoying a strong first half, its share price gained additional momentum in the year’s last six months. In October, the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013, driven by the success of a limited-time offer for its new weight management system. We began to reduce our position in March. We also sold some shares of NETGEAR, though we still held a good-sized position at year-end, confident that it would benefit from a potential pick-up in its global business in 2014. We also reduced our stake in clothing retailer American Eagle Outfitters, though we still think it is capable of surviving increased competition in the malls and declining sales owing to its strong niche in the teen clothing market.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

American Eagle Outfitters	-0.16%

NETGEAR	-0.16

Seabridge Gold	-0.16

Acacia Research	-0.15

Agnico Eagle Mines	-0.14

[1] Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/78 (Russell 2000 Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$7,287 million

Number of Holdings	573

Turnover Rate	26%

Average Market Capitalization[1]	$1,968 million

Weighted Average P/E Ratio[2,3]	21.3x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	89.9%

Non-U.S. Investments (% of Net Assets)	7.8%

Symbol
Investment Class	PENNX
Service Class	RYPFX
Consultant Class	RYPCX
Institutional Class	RPMIX
R Class	RPMRX
K Class	RPMKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PMF	1.02	20.06

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 50% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 17

Royce Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.71%

One-Year			21.29

Three-Year			4.82

Five-Year			18.45

10-Year			8.82

15-Year			11.36

20-Year			11.38

Since Inception (12/31/91)			12.67

ANNUAL EXPENSE RATIO

Operating Expenses			1.49%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2013	21.3%	2005	11.5%

2012	8.0	2004	15.8

2011	-12.1	2003	52.6

2010	30.1	2002	-13.4

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

TOP 10 POSITIONS % of Net Assets

Patriot Transportation Holding			1.5%

Marten Transport			1.3

Shoe Carnival			1.3

ATMI			1.3

Capella Education			1.2

Total Energy Services			1.2

Universal Stainless & Alloy Products			1.2

Kennedy-Wilson Holdings			1.2

Global Power Equipment Group			1.2

U.S. Physical Therapy			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.7%

Consumer Discretionary			16.1

Information Technology			15.2

Health Care			10.2

Materials			9.3

Energy			7.8

Financials			7.5

Consumer Staples			1.0

Utilities			0.1

Miscellaneous			5.0

Cash and Cash Equivalents			4.1

Manager’s Discussion
Royce Micro-Cap Fund (RMC) enjoyed a solid year on an absolute basis, though it remained behind its micro-cap benchmark and the small-cap Russell 2000 Index. The Fund rose 21.3% in 2013, trailing its benchmark, the Russell Microcap Index, and the Russell 2000 Index, which had respective gains of 45.6% and 38.8% for the same period. A stronger, highly encouraging second half on both an absolute and relative basis was not enough to close the gap between RMC and these two indexes. We were pleased, though, to see a narrowing of the spread.
     As was the case in 2010, 2011, and 2012, the equity markets kicked the year off in bullish fashion. RMC, however, failed to participate, gaining 2.4% in the first quarter versus 12.6% for its benchmark and 12.4% for the small-cap index. Indeed, the first quarter accounted for most of the Fund’s relative underperformance for the year. Data from FactSet showed that within the Russell 2000 REITs, commercial banks, and biotech were the small-cap index’s top contributing industries in the first quarter. None of these are areas that draw a significant amount of our attention because they typically fail to meet the portfolio’s balance sheet criteria and our general preference for high returns on invested capital.
     Volatility was a more forceful presence in the second quarter than it was in any other part of the year, though the month of December was close. From the beginning of April through the end of June, RMC picked up 0.6% versus 5.1% for the micro-cap index and 3.1% for the small-cap index. The second quarter saw the first round of tapering talk from the Fed, which initially panicked many investors. Discouraging news out of China, Brazil, Turkey, and Europe also contributed to falling share prices, which did not begin climbing again until early July.
     The resurgent third quarter was RMC’s strongest on both an absolute and relative basis. The Fund gained 10.0% for the quarter, while the Russell Microcap was up 11.6% and the Russell 2000 rose 10.2%. The Fed talked more about tapering through the summer and early fall, comments that included reassurances that it would begin slowing the pace of its bond-buying program only if it saw solid evidence of a sturdy economy. Along with an economy that kept growing and a federal deficit and unemployment rate that kept declining, investors seemed reassured, even if the rate of change seemed painfully slow. Following a short wave of volatility, which cooled the pace of returns in mid-December, stocks rallied later in the month. For the fourth quarter RMC was up 7.0%, again trailing its benchmark (+10.3%) and the small-cap index (+8.7%).

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Kirkland’s	1.02%

Graham Corporation	0.95

hhgregg	0.77

Marten Transport	0.77

Stein Mart	0.76

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

18 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     For the periods ended December 31, 2013, the Fund was behind both indexes for one-, three-, and five-year spans, as well as in recent market cycle periods. (Market cycle results can be found on page 6.) However, the Fund outpaced the Russell Microcap for the 10-year period and beat the Russell 2000 for the 15-, 20-year, and since inception (12/31/91) periods ended December 31, 2013. (Data for the Russell Microcap Index only goes back to June 30, 2000.) RMC’s average annual total return since inception was 12.7%. We are quite proud of the Fund’s long-term record.
     PDI provides outsourced sales and other commercial services to pharmaceutical, biotechnology, and healthcare companies in the U.S. Its contract sales business did not grow as we had anticipated, which hurt results and led us to reduce our position between April and July. As a group, investments in the Materials sector, particularly those in the metals & mining category, detracted most from the portfolio’s calendar-year results. Three of the portfolio’s five largest detractors were precious metals miners. We reduced the Fund’s exposure to this industry, holding positions only in those companies that are well funded or, in the case of Pilot Gold, particularly well managed. Each in our view is capable of weathering a very challenging period for mining businesses—challenges that include rising operating costs and declining commodity prices—and benefiting from a recovery of commodity prices. We added a small number of shares of Endeavour Silver in March and April, trimmed our position in Pilot Gold in March, and bought shares of McEwen Mining in late summer. We also reduced our stake in Sprott Resource, a Toronto-based firm that invests and operates in oil and gas, energy, agriculture, precious metals, and other natural resources. (Four of RMC’s top five detractors were holdovers from the year’s first half.)
     A rising stock price led us to reduce our position in Kirkland’s, which profited from the resurgence in the housing industry as well as from analytical tools that allowed it to better understand and respond to sales activity at its stores. This created greater efficiency and better inventory management that in turn helped margins. Graham Corporation manufactures custom vacuum and heat transfer equipment. We bought shares when its niche business was slow and its valuation looked particularly attractive to us. Growing sales and record revenue in its fiscal fourth quarter drove its stock price upward, especially in the first half. We trimmed our position throughout the year, with the largest trims in July and October. A retailer specializing in consumer electronics, home appliances, and other items, hhgregg benefited from growing home sales and improving consumer confidence. We began to take gains in April.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Endeavour Silver	-0.52%

Pilot Gold	-0.51

Sprott Resource	-0.43

PDI	-0.36

McEwen Mining	-0.36

[1] Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$848 million

Number of Holdings	210

Turnover Rate	22%

Average Market Capitalization[1]	$449 million

Weighted Average P/E Ratio[2,3]	19.8x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	80.7%

Non-U.S. Investments (% of Net Assets)	15.2%

Symbol
Investment Class	RYOTX
Service Class	RMCFX
Consultant Class	RYMCX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RMC	0.95	20.00

Russell Microcap	0.98	22.07

Category Median	1.07	21.09

Best Quartile Breakpoint	1.15	20.04

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 18 micro-cap objective funds (oldest class only) with at least five years of history.
The Fund produced lower volatility than the Russell Microcap and 75% of micro-cap objective funds, as shown by its standard deviation.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 19

Royce Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.65%

One-Year			32.76

Three-Year			14.31

Five-Year			18.41

10-Year			9.10

15-Year			10.13

20-Year			11.75

Since Inception (12/15/93)			11.72

ANNUAL EXPENSE RATIO

Operating Expenses			1.14%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2013	32.8%	2005	8.2%

2012	14.4	2004	17.5

2011	-1.7	2003	30.0

2010	23.5	2002	-1.6

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

TOP 10 POSITIONS % of Net Assets

E-L Financial			1.1%

Balchem Corporation			1.0

Towers Watson & Co. Cl. A			0.9

Federated Investors Cl. B			0.9

SEI Investments			0.8

HEICO Corporation			0.8

Genworth MI Canada			0.8

Bank of Hawaii			0.8

Helmerich & Payne			0.8

Cato Corporation (The) Cl. A			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			24.2%

Industrials			19.9

Consumer Discretionary			12.2

Materials			8.8

Information Technology			7.2

Health Care			5.8

Energy			4.0

Consumer Staples			2.8

Utilities			2.6

Telecommunication Services			0.7

Diversified Investment Companies			0.4

Miscellaneous			4.9

Bond			0.1

Cash and Cash Equivalents			6.4

Managers’ Discussion
Based on the calendar-year performance of Royce Total Return Fund (RTR), certain small-cap stock investors chose other opportunities than those present in moderate dividend-paying companies. The Fund, which invests primarily in dividend-paying small-cap companies, gained 32.8% in 2013, lagging its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period.
     We were satisfied with the Fund’s results on an absolute basis. While we would have welcomed a stronger relative showing, 2013 performance remained consistent with how RTR has performed in other dynamic bull phases. In addition, non-dividend-paying companies within the Russell 2000 once again outperformed those that do, as was the case in 2011 and 2012. After beating the Russell 2000 in the second half of 2012 (+9.8% versus +7.2%), the Fund slipped behind the small-cap index in the first quarter of 2013 as faster-growing, higher-leveraged issues once more led the small-cap run. For the opening quarter, RTR was up 10.6%—a fine absolute result—compared to 12.4% for the Russell 2000.
     The second quarter saw more volatility, with April mostly bearish and June fairly unsettled; in the latter case the cause was taper talk on the part of the Fed and rapidly rising interest rates. For the quarter as a whole, the Fund was up 2.0% compared to a 3.1% gain for the Russell 2000. The markets settled down and share prices began moving up again early in July. While generally not as robust as the first quarter, the third was nonetheless strong. RTR gained 8.2% versus a 10.2% increase for the small-cap index from the beginning of July through the end of September. The fast pace relented a bit in the fourth quarter—mid-December was particularly rocky—though small-cap results remained firmly in the black. The Fund was essentially even with the Russell 2000 in this period, both climbing 8.7%.
     While relative results over the last three calendar years have worn away RTR’s performance edge during certain intermediate-term and market cycle periods, results remained strong over longer-term spans. (Market cycle results can be found on page 6.) The Fund beat the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/15/93) periods ended December 31, 2013. RTR’s average annual total return since inception was 11.7%. We are quite proud of the Fund’s two full decades of performance.
     Small-cap stocks are an asset class in which dividends are often ignored and volatility can be high, yet we see dividends as one of the strongest links on a company’s capital allocation chain

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	1.09%

Towers Watson & Company Cl. A	0.71

E-L Financial	0.66

G-III Apparel Group	0.64

GameStop Corporation Cl. A	0.63

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

20 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

and a key element of strong, long-term total returns. It seems doubtful to us that the market can sustain its currently fervid pace, so we see the potential attraction in the kinds of conservatively capitalized, dividend-paying small-cap companies that we seek for RTR’s portfolio. Investors began to pay more attention to business fundamentals in the last six months of 2012, and while the flirtation was all too brief, we see the possibility of greater commitment in a more challenging market, especially one with rising interest rates, which is likely to provide renewed interest in businesses with strong balance sheets. We are very comfortable with the way the portfolio is positioned as we look forward.
     The top sectors for the calendar year were Financials, which led by a wide margin, and Industrials, which also posted impressive net gains. Other notable contributions came from the Consumer Discretionary and Energy sectors. Ten of the Fund’s 11 equity sectors finished the year in the black, an unsurprising development in such a vigorously bullish year. At the industry level, insurance companies and capital markets stocks, both from the Financials sector, were the standouts. In the insurance industry, E-L Financial, an investment and insurance holding company based in Toronto, was the top contributor. We like its core business and dividend and were pleased to see other investors attracted to the RTR’s largest holding at year-end.
     Nu Skin Enterprises develops and distributes personal care skin products worldwide. After enjoying a strong first half, its share price gained additional momentum in the year’s last six months. In October, the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013, driven by the success of a limited-time offer for its new weight management system. Towers Watson & Company provides human resource, financial consulting, and other related services. Its price rose more or less steadily throughout the year. In May the firm’s management raised adjusted EPS (earnings per share) guidance for fiscal 2013 while the stock also gained from the opening of Obamacare insurance exchanges in October. It then raised its dividend in November. We have liked its core business and steady earnings for several years having first bought shares in the portfolio in 2003.
     We added to our stake in clothing retailer American Eagle Outfitters because we think its niche in teen clothing is strong enough to withstand increased competition and recent declines in sales. Nam Tai Electronics makes components including LCD (liquid crystal display) modules and panels. Slumping demand led the company to ponder a halt in production, which sparked a significant sell-off in late April. We significantly reduced our position between May and July.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

American Eagle Outfitters	-0.25%

Nam Tai Electronics	-0.17

Central Fund of Canada Cl. A	-0.16

NETGEAR	-0.15

IAMGOLD Corporation	-0.08

[1] Net of dividends

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5,695 million

Number of Holdings	507

Turnover Rate	21%

Average Market Capitalization[1]	$2,386 million

Weighted Average P/E Ratio[2,3]	19.0x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	82.0%

Non-U.S. Investments (% of Net Assets)	11.6%

Symbol
Investment Class	RYTRX
Service Class	RYTFX
Consultant Class	RYTCX
Institutional Class	RTRIX
W Class	RTRWX
R Class	RTRRX
K Class	RTRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RTR	1.09	16.82

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Decile Breakpoint	1.23	17.77

[1] Five years ended 12/31/13. Category Median and Best Decile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 21

Royce Low-Priced Stock Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			14.31%

One-Year			12.91

Three-Year			0.25

Five-Year			15.27

10-Year			7.05

15-Year			11.01

20-Year			11.67

Since Inception (12/15/93)			11.65

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.58%

Net Operating Expenses			1.50

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2013	12.9%	2005	9.7%

2012	4.5	2004	13.6

2011	-14.6	2003	44.0

2010	31.5	2002	-16.3

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

TOP 10 POSITIONS % of Net Assets

Value Partners Group			2.1%

Thor Industries			2.1

Fairchild Semiconductor International			2.0

Kennedy-Wilson Holdings			2.0

Calfrac Well Services			2.0

Trican Well Service			2.0

Medicines Company (The)			1.9

Cirrus Logic			1.9

Buckle (The)			1.9

MKS Instruments			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			23.9%

Materials			14.5

Financials			13.5

Industrials			12.8

Energy			12.8

Consumer Discretionary			11.8

Health Care			4.1

Consumer Staples			4.0

Utilities			0.2

Miscellaneous			1.3

Cash and Cash Equivalents			1.1

Manager’s Discussion
It was a challenging and disappointing year for Royce Low-Priced Stock Fund (RLP). The Fund was up 12.9% in 2013, trailing its small-cap benchmark, the Russell 2000 Index, which gained 38.8% for the same period. In light of the generally robust performance for stocks since the post-Financial Crisis bottom on March 9, 2009 and the Fund’s once-stalwart intermediate- and long-term advantage relative to the Russell 2000, the last three years have been particularly tough.
     The year began with a bang for many stocks, with most of the major domestic indexes touching double-digit returns in the first quarter. RLP, however, barely participated in the good times, up 1.4% compared to 12.4% for the Russell 2000. This wide spread accounted for the bulk of the Fund’s relative disadvantage for the year. In the more volatile second quarter RLP fell 2.6% versus a gain of 3.1% for the Russell 2000. On both an absolute and relative basis, the Fund recovered somewhat in the third quarter, gaining 9.9% versus 10.2%, sparked by strong results from the Materials, Financials, and Industrials sectors. When the markets cooled off a bit in the year’s final quarter, RLP was unable to keep up this promising momentum; the Fund was up 4.0% while its benchmark rose 8.7%.
     The difficult year hurt performance over intermediate- and market cycle periods. (Market cycle performance can be found on page 6.) RLP outperformed the Russell 2000 for the 15-, 20-year, and since inception (12/15/93) periods ended December 31, 2013. The Fund’s average annual total return since inception was 11.7%. We remain very proud of the Fund’s long-term record.
     The portfolio’s heavy concentration in more economically sensitive cyclical sectors such as Energy, Industrials, Materials, and Technology continued to work against it in 2013—especially in the first half of the year—as did the market’s ongoing penchant for defensive stocks and fast-growing companies that in many cases were carrying considerable debt. For much of 2013, investors also remained enamored with higher-yielding vehicles, especially REITs, MLPs, and Utilities, while also demonstrating a preference for fixed-income securities. It bears repeating that these are not the sorts of investments that we seek in RLP’s portfolio, focusing instead on companies with solid balance sheets, high returns on invested capital, and positive cash flow. Many companies that fit those criteria have been out of favor in the

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	2.66%

E-House China Holdings ADR	1.04

Kennedy-Wilson Holdings	0.84

Medicines Company (The)	0.82

GameStop Corporation Cl. A	0.80

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

22 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review
era of multiple rounds of quantitative easing and zero interest rates. In addition, a number of industries that had been very successful in the initial recovery phase following the Financial Crisis began correcting sharply in 2011, such as precious metals mining companies, and are yet to make recoveries. Indeed, the metals & mining industry remained a trouble spot in 2013, accounting for four of RLP’s top five, eight of its top 10, and 12 of its top 20 detractors. We sold our shares of Allied Nevada Gold, reduced our position in Pretium Resources, and in the second half added to our stakes in Hochschild Mining and Pan American Silver, believing that each was a well-managed business with the resources to turn things around.
     Performance for several industries in other cyclical sectors that we have liked best over the last several years—Energy, Industrials, and Technology—began to pick up in the second half of 2013. The Fund’s top-contributing sectors for the period were Information Technology, Financials, Industrials, and Consumer Discretionary while the top industry groups were semiconductor & semiconductor equipment (Information Technology), personal products (Consumer Staples), and energy equipment & services. RLP’s top contributor by a wide margin was Nu Skin Enterprises, which develops and distributes personal care skin products worldwide. A top net gainer in the first half, its share price gained additional momentum after the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013 in October, driven by the success of a limited-time offer for its new weight management system. Shanghai-based E-House China Holdings is a leading real estate services business in China whose shares took off in the second half, in particular following the September announcement by Chinese President Xi Jinping that the government was committed to solving the economy’s problems.
     Over the last year, we have sought to high-grade the portfolio by selling positions that we thought had reached or exceeded their full value and those in which our conviction level had declined. This resulted in the portfolio holding a significantly lower number of securities at the end of 2013 than it did at the end of 2012, 100 versus 154. With substantial investments of our own in the Fund, we understand how hard the last few years have been. However, we firmly believe that a business buyer’s approach to investing, as unpopular as it has been over the last few years, remains viable within the low-priced universe and elsewhere. While many of what we regard as the most compelling values that we have found during this period have not developed as we expected, we have chosen to remain patient with many of them, encouraged by some of the subtle shifts that we saw in the last six months of 2013 as expectations about tapering have begun to create a more historically typical interest-rate environment.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Allied Nevada Gold	-2.11%

Hochschild Mining	-1.41

Pretium Resources	-1.18

Pan American Silver	-0.72

Acacia Research	-0.65

[1] Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,450 million

Number of Holdings	100

Turnover Rate	16%

Average Market Capitalization[1]	$1,289 million

Weighted Average P/E Ratio[2,3]	19.3x

Weighted Average P/B Ratio[2]	1.6x

U.S. Investments (% of Net Assets)	61.2%

Non-U.S. Investments (% of Net Assets)	37.7%

Symbol
Investment Class	RLPHX
Service Class	RYLPX
Institutional Class	RLPIX
R Class	RLPRX
K Class	RLPKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RLP	0.75	21.94

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 23

Royce Heritage Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			15.15%

One-Year			25.99

Three-Year			9.30

Five-Year			20.38

10-Year			10.10

15-Year			12.16

Since Inception (12/27/95)			14.00

ANNUAL EXPENSE RATIO

Operating Expenses			1.51%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2013	26.0%	2005	8.7%

2012	14.3	2004	20.4

2011	-9.3	2003	38.1

2010	27.5	2002	-18.9

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

TOP 10 POSITIONS % of Net Assets

Copart			2.5%

DENTSPLY International			1.5

KKR & Co. L.P.			1.5

Reliance Steel & Aluminum			1.4

Transocean			1.3

Ritchie Bros. Auctioneers			1.2

ManpowerGroup			1.0

Donaldson Company			1.0

Signet Jewelers			1.0

Expeditors International of Washington			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.8%

Information Technology			16.5

Financials			14.7

Consumer Discretionary			9.7

Materials			8.9

Health Care			4.9

Energy			4.8

Consumer Staples			0.8

Utilities			0.2

Miscellaneous			4.8

Cash and Cash Equivalents			11.9

Managers’ Discussion
While it might be hard to tell by looking only at its calendar-year return, we were not entirely pleased with the 2013 performance of Royce Heritage Fund (RHF), which turned in a fine performance on an absolute level but came well short of its small-cap benchmark. The Fund rose 26.0% in 2013, lagging its benchmark, the Russell 2000 Index, which increased 38.8% for the same period.
     RHF trailed in each of the year’s four quarters, with its relative disadvantage consistent through most of 2013. So while the Fund took part in the primarily bullish market, its participation was limited. Considering our disciplined value approach this was not a disappointment in itself. The highly bullish first quarter saw many cyclical stocks fall behind more defensive areas after leading through the second half of 2012, when RHF handily beat the Russell 2000 (+11.6% versus +7.2%). RHF was up 9.2% in the first quarter compared to a 12.4% increase for the small-cap index. Volatility returned to the markets in the second quarter, starting with a bearish April. Negative macro news kept share prices moving in contrasting directions through much of the quarter. Challenges for China, unrest in developing nations such as Turkey and Brazil, a sharp rise in the 10-year Treasury rate during May and June, and word from the Fed that it would slow the pace of bond purchases at the end of 2013 all worried investors, primarily in April and June. However, unlike in 2011 and 2012, the domestic equity markets ultimately handled this news well in 2013. For the second quarter, RHF gained 0.2% while the Russell 2000 rose 3.1%.
     Perhaps the most convincing sign that investors were able to shrug off potentially disturbing macro developments was the generally strong showing for stocks in the third quarter, a period in which the Fund gained 8.4% compared to a 10.2% increase for its benchmark. The fourth quarter was not quite as robust—December proving somewhat volatile—but returns were solidly positive. RHF was up 6.2% in the year’s last three months compared to 8.7% for the Russell 2000. As highly risk-conscious managers, we were often frustrated navigating a market that exhibited only one direction—2013 being largely free of corrections—and showed the most favor to companies that we would deem low quality as so many small-cap performance leaders had high leverage, low ROIC (return on invested capital) and low rates of profitability. We were therefore not entirely surprised to have underperformed for the period.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

WisdomTree Investments	0.98%

ManpowerGroup	0.97

Towers Watson & Company Cl. A	0.89

KKR & Co. L.P.	0.73

TD Ameritrade Holding Corporation	0.58

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

24 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     Relative results improved over longer time spans. (Market cycle results are on page 6.) The Fund outpaced its benchmark for the five-, 10-, 15-year, and since inception (12/27/95) periods ended December 31, 2013. RHF’s average annual total return since inception was 14.0%, a long-term record in which we take considerable pride.
     The precious metals mining industry endured a miserable 2013, with respective silver and gold price declines of 36% and 28% in 2013 combining with rising operational costs to create an inhospitable environment. Valuations for several companies dropped to levels comparable to or lower than those of the market bottom in early 2009, which meant that, for now, the Fund has paid a hefty price for this exposure. Of the positions that detracted most from performance for the period, four of the top five, seven of the top 10, and 10 of the top 20 came from the metals & mining industry; all but two were involved in precious metals mining. Our view of the fundamentals and/or long-term prospects for individual businesses guided our actions through these difficult days. We sold our positions in Hochschild Mining, Allied Nevada Gold, and Gold Fields while we built positions Randgold Resources and Pan American Silver, confident that the latter two could eventually turn around.
     Elsewhere in the portfolio, the news was mostly positive. Eight of the Fund’s 11 equity sectors posted net gains for the period, led by Industrials and Financials. More-than-respectable net gains also came from the Information Technology and Consumer Discretionary sectors. Interestingly, each of RHF’s top contributors through the end of June made the same list for the full year, though in a slightly altered order.
     The Fund’s top contributor for the year was WisdomTree Investments, an asset management company that primarily sponsors exchange traded funds. Robust inflows and strong product line growth drove results. We sold our shares at rising prices between January and September. Although we still like its business, we also parted ways with Towers Watson & Company. The company offers human resource and financial consulting services and also manages employee benefit programs. One key to its strong year was its launch of One Exchange, the industry’s first health benefits solution that leverages private and public health insurance exchanges. Top-ten position Manpower Group runs a global business providing employment services that include temporary staffing services, contract services, and training and testing of temporary and permanent workers. It benefited from the ongoing shift from permanent to temporary labor in certain countries and a slow recovery in France, its largest market. We were also intrigued by Manpower’s decision to collapse what were effectively two business models (centralized infrastructure and local branch infrastructure) into one as a significant reset to the company’s overall profitability.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Hochschild Mining	-0.56%

Allied Nevada Gold	-0.49

Gold Fields ADR	-0.48

Randgold Resources ADR	-0.40

Acacia Research	-0.32

[1] Net of dividends

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$370 million

Number of Holdings	193

Turnover Rate	79%

Average Market Capitalization[1]	$3,175 million

Weighted Average P/E Ratio[2,3]	22.0x

Weighted Average P/B Ratio[2]	2.8x

U.S. Investments (% of Net Assets)	65.1%

Non-U.S. Investments (% of Net Assets)	23.0%

Symbol
Investment Class	RHFHX
Service Class	RGFAX
Consultant Class	RYGCX
R Class	RHFRX
K Class	RHFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RHF	0.98	21.28

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 25

Royce Opportunity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			21.10%

One-Year			43.50

Three-Year			15.26

Five-Year			27.13

10-Year			9.95

15-Year			13.74

Since Inception (11/19/96)			13.84

ANNUAL EXPENSE RATIO

Operating Expenses			1.14%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2013	43.5%	2005	4.8%

2012	22.6	2004	17.5

2011	-13.0	2003	72.9

2010	33.8	2002	-17.0

2009	62.1	2001	17.3

2008	-45.7	2000	19.8

2007	-2.0	1999	32.3

2006	18.8	1998	4.9

TOP 10 POSITIONS % of Net Assets

Commercial Metals			0.8%

NCI Building Systems			0.8

Sanmina Corporation			0.7

OM Group			0.7

Unifi			0.7

Kaiser Aluminum			0.7

SunEdison			0.7

Federal Signal			0.7

Cambrex Corporation			0.7

Ingram Micro Cl. A			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			25.8%

Industrials			20.2

Consumer Discretionary			12.6

Financials			9.7

Materials			8.2

Energy			5.4

Health Care			5.2

Consumer Staples			0.6

Telecommunication Services			0.4

Miscellaneous			4.9

Preferred Stock			0.1

Cash and Cash Equivalents			6.9

Managers’ Discussion
In 2013, Royce Opportunity Fund (ROF) continued to be one of the happy exceptions in a now-three-year period of challenging times for active management in the small-cap space. The Fund gained 43.5% in 2013, outpacing its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period. ROF’s calendar-year result formed part of a longer-term trend of outstanding absolute and relative returns.
     Small-caps made a fast start to the year, and the Fund was near the front of the field. During the bullish first quarter, ROF gained 13.3% compared to a 12.4% increase for its benchmark. Performance was again dominated by faster-growing, defensive areas of the market, as well as by higher-yielding, but arguably lower-quality issues, all at the expense of more cyclical areas once again. This bull phase was in contrast to the second half of 2012, which saw much-improved results from higher-quality companies—that is, those with higher returns on invested capital. Yet the Fund managed very well in both market phases.
     Volatility returned to the markets in the form of a bearish April that gave way to a bullish May, while June was already proving to be a volatile month when the Fed announced on the 19th that it would likely begin to taper its bond-buying program later in 2013. Along with a fast-rising rate on the 10-year Treasury, underwhelming news out of China, and growing unrest in the developing world, the global markets swooned, though most domestic indexes were recovering by the end of the month. The Fund did well in this more challenging environment. ROF gained 4.6% for the second quarter, ahead of the Russell 2000, which was up 3.1%.
     The third quarter saw a resumption of the red-hot pace of the first. The Fed signaled that tapering would be very gradual and in any case would not be starting for a few months, and the U.S. economy continued to expand, although at a slower pace than most of us would prefer. In this more placid climate, ROF fell behind the Russell 2000, gaining 9.4% in the third quarter while the small-cap index was up 10.2%. The market’s pace slowed a bit in the fourth quarter with more volatility in December. The Fund reasserted its edge, beating the Russell 2000 with a gain of 10.7% compared to 8.7% for the benchmark.
     We were very pleased with ROF’s sterling results over recent calendar year and market cycle periods on both an absolute and relative basis. (Market cycle results can be found on page 6.) The Fund outperformed the Russell 2000 for the one-, five-, 10-, 15-year, and since

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

SunPower Corporation	1.17%

SunEdison	0.87

Tower International	0.70

Unifi	0.67

Radian Group	0.63

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

26 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

inception (11/19/96) periods ended December 31, 2013. (And it trailed the Russell 2000 very narrowly for the three-year period, +15.3% versus +15.7%.) ROF’s average annual total return for the since inception period was 13.8%. We remain very proud of the Fund’s long-term record. We are also pleased that, effective October 22, 2013, Bill Hench began to serve as a portfolio manager after serving as assistant portfolio manager since 2004.
     Information Technology led all sectors, closely followed by Industrials. Consumer Discretionary and Financials also made strong net contributions. The strength of tech holdings was in part the result of the sector’s substantial overweight in the Fund throughout 2013. The portfolio holds several technology businesses that we think are just beginning to recover. ROF’s two top contributors came from the semiconductor group, though the market’s interest in each company had more to do with their respective roles in the red-hot solar energy industry. We reduced our position in both stocks as their respective share prices moved past our sell targets. SunPower Corporation manufactures high-performance solar electric equipment. SunEdison produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. In spite of fears that reduced government subsidies would derail growth, the demand for solar technology shows few signs of cooling off. Many lesser-quality players have either exited the business or lost market share. Technological efficiency has improved, which has helped bring down costs, while China called for a five-fold increase in installed solar capacity in 2013.
     Tower International operates a global business manufacturing metal automotive components for OEMs (original equipment manufacturers). Demand for auto parts has held up well worldwide, attracting interest to its shares. We began to take gains in May as its stock price revved up. The rising share price of Unifi also led us to sell shares through much of 2013. The North Carolina-based textile maker with operations in China reversed course after its shares were sold off in part because cotton prices were high. Their subsequent decline, along with the introduction of a polyester fabric made from recycled materials, reignited interest in its shares.
     Weaker earnings hurt the Fund’s two largest detractors. Walter Energy produces metallurgical coal. Prices fell in the wake of slack demand in China. We sold our shares shortly after the company’s efforts to refinance its debt looked murky, then reinitiated a position when a new plan was announced. We chose to add to our stake in oil and gas driller Layne Christensen throughout the year based on our belief that its industry niche and efforts to improve operations would eventually help it to reverse course.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Walter Energy	-0.37%

Layne Christensen	-0.18

Tower Group International	-0.16

GSE Holding	-0.15

Coldwater Creek	-0.14

[1] Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2,548 million

Number of Holdings	320

Turnover Rate	39%

Average Market Capitalization[1]	$849 million

Weighted Average P/B Ratio[2]	1.6x

U.S. Investments (% of Net Assets)	88.6%

Non-U.S. Investments (% of Net Assets)	4.5%

Symbol
Investment Class	RYPNX
Service Class	RYOFX
Consultant Class	ROFCX
Institutional Class	ROFIX
R Class	ROFRX
K Class	ROFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROF	1.03	26.80

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13 Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 27

Royce Value Plus Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.93%

One-Year			32.52

Three-Year			11.19

Five-Year			18.40

10-Year			9.38

Since Inception (6/14/01)			12.87

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2013	32.5%	2007	3.2%

2012	15.2	2006	19.3

2011	-10.0	2005	13.2

2010	19.7	2004	28.2

2009	41.4	2003	79.9

2008	-41.1	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Rogers Corporation			2.2%

InvenSense			1.8

Myriad Genetics			1.7

Carter’s			1.7

FLIR Systems			1.6

Sierra Wireless			1.6

Cubist Pharmaceuticals			1.6

Infinera Corporation			1.6

Beacon Roofing Supply			1.6

UCB			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			27.0%

Industrials			16.0

Consumer Discretionary			12.1

Financials			11.4

Health Care			11.0

Materials			6.7

Energy			2.9

Consumer Staples			1.8

Miscellaneous			4.8

Cash and Cash Equivalents			6.3

Manager’s Discussion
Royce Value Plus Fund (RVP) turned in a terrific performance on an absolute basis in 2013. The Fund gained 32.5% in 2013, trailing its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period. For more than two years, we have been utilizing more of a GARP (growth at a reasonable price) approach in the portfolio, focusing on businesses with better-than-average current growth prospects that also possess attractive valuations. While these efforts have not yet resulted in improved relative performance, they have led to stronger absolute results. We took particular encouragement from the Fund’s strong showing in the second half of 2012. Although this was admittedly a short-term span, we were still pleased that RVP beat its benchmark (+8.8% versus +7.2%).
     In the first quarter of 2013, investors once more looked to fast-growing and/or defensive areas of the equity marketplace, which caused the more cyclical areas that we tend to favor to give up their briefly held leadership position. The Fund underperformed the Russell 2000 in the opening quarter in part due to the struggles of the Fund’s last remaining holdings in precious metals companies. RVP gained 9.4% compared to 12.4% for the small-cap index in the first quarter. The more volatile second quarter featured rising interest rates, the announcement by the Fed that it would begin to taper the pace of its monthly bond-buying program later in the year, and discouraging news out of China and other key spots in the developing world. For the quarter, the Fund was up 2.7% while the Russell 2000 gained 3.1%. Once the markets began to digest all of these developments, however, they quickly resumed the fast pace set earlier in the year. The Fund participated, climbing 9.1% compared to the 10.2% increase for its benchmark. December was difficult at times, which led to slightly more subdued results in the fourth quarter. Anxiety about tapering, talk of a possible equity bubble, and concern over holiday retail sales all may have played a role in the mid-December slide, but share prices recovered nicely by the end of the month. RVP again did well on an absolute basis while trailing the small-cap index. For the fourth quarter, the Fund rose 8.1% while the Russell 2000 was up 8.7%.
     One consequence of continuing to trail the benchmark is that RVP’s performance advantage was limited to longer-term time spans. The Fund outperformed the Russell 2000 for the 10-year and since inception (6/14/01) periods ended December 31, 2013. (Market cycle results can be found on page 6.) RVP’s average annual total return since inception was 12.9%.
     Information Technology, the Fund’s largest sector, was also its top performer in 2013. Four of RVP’s five best-performing industry groups were tech businesses—electronic equipment, instruments & components; communications equipment; software; and semiconductors &

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Sierra Wireless	1.03%

Worthington Industries	1.02

Splunk	0.94

LSI Corporation	0.93

InvenSense	0.89

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

28 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

semiconductor equipment. In addition, two important technology-related themes remain prominent—big data and machine-to-machine (M2M) technology, also known as the “Internet of Things.” The latter typically involves sensors or other technology on one piece of equipment that can capture information that is then relayed through a wireless or wired network to a computer that translates what is gathered into meaningful data. The data can then make machines work better. Sierra Wireless is a wireless data communications equipment company with a global business providing M2M communications and mobile components. We think it’s a well-managed business that executes very effectively. Although we trimmed our stake as its share price rose in 2013, it was RVP’s sixth-largest holding at the end of 2013.
     Strong net gains for the period also came from the Industrials, Consumer Discretionary, Financials, and Health Care sectors. Worthington Industries, from the Materials sector, is a diversified steel processing company. The CEO and son of the firm’s founder made the strategic decision about four years ago to focus on returns and profitability. The firm sold several non-core segments and kept or acquired higher-margin, faster-growing areas such as gas and liquid steel cylinders. Worthington also embarked on a comprehensive lean manufacturing effort that began to bear fruit before the steel-processing business had fully recovered. Its stock price began to slowly recover in the summer of 2012, when we began gradually taking gains.
     Net losses were comparatively modest. During the first half of 2013, we reduced the portfolio’s overall exposure to Materials companies, which included selling three precious metals miners that posted large net losses for the calendar year—McEwen Mining, Hochschild Mining, and Alamos Gold. Myriad Genetics detracted most from performance for the period. The company performs molecular diagnostic tests, specializing in genetic testing for cancer—it’s a market leader for the breast cancer gene tests. The company faced several headwinds in 2013: reimbursement change concerns from payers, a Supreme Court decision in June that held that human genes cannot be patented, and new competition in the breast cancer gene testing market. This led its stock to fall, though the company retained its patents on certain genetic testing processes. While reimbursement issues remained unresolved entering 2014, we think that the quality of its predictive tests remains the industry’s gold standard and that the firm is more than capable of holding onto market share in this important healthcare niche. We also like much of its existing and emergent pipeline of new products and services. Statistically, it was arguably one of the Fund’s cheapest positions at the end of December as well as one of its fastest growing—a highly promising combination in our view. It was the Fund’s third-largest holding at year-end.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Myriad Genetics	-0.42%

McEwen Mining	-0.30

Hochschild Mining	-0.28

Alamos Gold	-0.26

Quanex Building Products	-0.26

[1] Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,248 million

Number of Holdings	100

Turnover Rate	45%

Average Market Capitalization[1]	$2,013 million

Weighted Average P/E Ratio[2,3]	26.6x

Weighted Average P/B Ratio[2]	2.7x

U.S. Investments (% of Net Assets)	82.3%

Non-U.S. Investments (% of Net Assets)	11.4%

Symbol
Investment Class	RVPHX
Service Class	RYVPX
Consultant Class	RVPCX
Institutional Class	RVPIX
R Class	RVPRX
K Class	RVPKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVP	0.95	19.81

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000 and 50% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 29

Royce Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.90%

One-Year			30.74

Three-Year			13.43

Five-Year			21.20

Since Inception (5/3/04)			10.41

ANNUAL EXPENSE RATIO

Operating Expenses			1.52%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2013	30.7%	2008	-31.5%

2012	16.9	2007	0.0

2011	-4.5	2006	19.9

2010	30.1	2005	7.3

2009	37.7

TOP 10 POSITIONS % of Net Assets

KKR & Co. L.P.			1.4%

Reliance Steel & Aluminum			1.4

Federated Investors Cl. B			1.3

Transocean			1.3

Genworth MI Canada			1.2

Reinsurance Group of America			1.1

Expeditors International of Washington			1.1

Buckle (The)			1.1

Helmerich & Payne			1.0

Ascena Retail Group			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			24.7%

Industrials			18.3

Materials			12.1

Consumer Discretionary			10.2

Information Technology			9.1

Energy			5.3

Health Care			4.7

Consumer Staples			1.9

Telecommunication Services			0.9

Miscellaneous			4.6

Cash and Cash Equivalents			8.2

Managers’ Discussion
In 2013, Royce Dividend Value Fund (RDV) did quite well on an absolute basis, although we were not as pleased with its relative results. The Fund rose 30.7% for the calendar year, lagging its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period. This was not only discouraging for its own sake but also in light of the Fund’s strong showing in the second half of 2012, a period in which it handily beat its benchmark, up 11.5% versus 7.2%. However, in 2013 market leadership was once again found among defensive, fast-growing and/or highly levered stocks, as well as in high-yielding (though arguably lower-quality) vehicles. Indeed, the constant hunger for higher yield has only occasionally benefited dividend payers in the small- and mid-cap spaces. Within the Russell 2000, companies that do not pay dividends once again outpaced those that do. Perhaps needless to say, this remains a source of frustration.
     After higher-quality stocks (as measured by returns on invested capital) briefly captured market leadership between early June and the end of December 2012, they again took a back seat in the dynamically bullish opening quarter of 2013. The Russell 2000 increased 12.4% between the beginning of January and the end of March while RDV was up 9.5%, a strong absolute performance that was nonetheless behind its benchmark. The more eventful second quarter featured a bearish April and an unsettled June that was marked by rising interest rates and the panicky reaction to the first public comments from the Fed that it would begin to taper its monthly bond-buying program some time before the end of 2013. In this more challenging period, the Fund was a relative disappointment, up 1.2% versus 3.1% for the Russell 2000.
     Once the equity markets had digested some of this news, share prices were mostly on the upswing again. The third quarter was in fact similar to the first, although not quite as strong. RDV gained 8.6% in the third quarter while the small-cap index increased 10.2%. As the pace of the rally began to slacken somewhat toward the end of the year—December being slightly bearish in the middle of the month—the Fund did better on a relative basis. For the fourth quarter, RDV again gained 8.6% compared to a 8.7% increase for the Russell 2000.
     Now in its tenth year of operation, the Fund held on to its longer-term edge over the benchmark. Its market cycle results, which can be found on page 6, were, however, more mixed. RDV outpaced the Russell 2000 for the five-year and since inception (5/3/04) periods ended December 31, 2013. The Fund’s average annual total return since inception was 10.4%.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	1.33%

Towers Watson & Company Cl. A	0.87

Pandora	0.76

KKR & Co. L.P.	0.73

ManpowerGroup	0.70

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

30 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     Net losses at the sector, industry, and position level were comparatively modest. However, holdings in the metals & mining industry—primarily gold and silver mining companies—remained major disappointments and detracted most from performance in 2013. Randgold Resources, Fresnillo, and Pan American Silver boasted very attractive valuations (and a dividend that we liked in the case of the third company) throughout 2013. However, we continued to carefully review the long-term prospects for these businesses as ongoing stock price declines during the period were troubling. We finished selling our shares of Gold Fields in December. Outside the mining industry, we increased our position in clothing retailer American Eagle Outfitters through most of the year as its stock price was falling. The firm has faced increased competition in the malls and poor sales, but we think its savvy management and strong niche in the teen clothing market can help its business to eventually reverse course.
     Nu Skin Enterprises was RDV’s top contributor for the period. The company develops and distributes personal care skin products worldwide. After enjoying a strong first half, its share price gained additional momentum in the year’s last six months. In October, the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013, driven by the success of a limited-time offer for its new weight management system. Towers Watson & Company provides human resource, financial consulting and other related services. Its price rose more or less steadily throughout the year. In May the firm’s management raised adjusted EPS (earnings per share) guidance for fiscal 2013 while the stock also gained from the opening of Obamacare insurance exchanges in October. It then increased its dividend in November. We have liked its core business and steady earnings for several years having first bought shares in RDV’s portfolio in 2007.
     Timely selling throughout the year helped to make Pandora A/S a top contributor for the year. A Danish designer, maker, and distributor of hand-finished jewelry, its share price has been mostly on the rise since we first bought shares in July 2012. KKR & Co. is a private equity and venture capital firm that specializes in acquisitions, leveraged buyouts, management buyouts, special situations, and growth equity. We have long admired its business expertise, industry leadership, pristine balance sheet, and dividend. Liking its prospects for continued success, we bought shares in December. It was the Fund’s largest holding at the end of 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Gold Fields ADR	-0.65%

Fresnillo	-0.53

Randgold Resources ADR	-0.50

American Eagle Outfitters	-0.34

Pan American Silver	-0.29

[1] Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$650 million

Number of Holdings	277

Turnover Rate	36%

Average Market Capitalization[1]	$3,084 million

Weighted Average P/E Ratio[2,3]	18.0x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	68.3%

Non-U.S. Investments (% of Net Assets)	23.5%

Symbol
Investment Class	RDVIX
Service Class	RYDVX
Institutional Class	RDIIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDV	1.16	18.02

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 25% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 31

Royce International Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			13.54%

One-Year			12.73

Three-Year			3.03

Five-Year			15.76

Since Inception (6/30/08)			7.02

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.15%

Net Operating Expenses			1.71

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2013	12.7%	2010	26.5%

2012	19.4	2009	50.3

2011	-18.7

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton			1.4%

EPS Corporation			1.4

Semperit AG Holding			1.4

Consort Medical			1.3

E2V Technologies			1.3

Midland Holdings			1.3

Inversiones La Construccion			1.3

Pico Far East Holdings			1.2

New World Department Store China			1.2

Recordati			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			23.2%

Health Care			14.9

Industrials			14.4

Financials			11.5

Information Technology			10.5

Materials			10.0

Consumer Staples			6.2

Energy			3.6

Cash and Cash Equivalents			5.7

PORTFOLIO COUNTRY BREAKDOWN[1],[2] % of Net Assets

Japan			12.7%

United Kingdom			12.5

Hong Kong			10.4

France			9.3

India			5.1

Switzerland			4.3

Germany			4.3

South Africa			3.5

Italy			3.4

Malaysia			3.0

Brazil			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Manager’s Discussion
In many cases, companies outside the U.S. saw substantially lower returns overall than their domestic counterparts in 2013, which in large part accounts for the underwhelming calendar-year performance for Royce International Smaller-Companies Fund (RIS). The Fund was up 12.7% in 2013, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which increased 17.2% for the same period. Non-U.S. equities not only posted lower returns in 2013—they also added the dubious distinction of being generally more volatile than their U.S. counterparts. (In addition, it was also a difficult year for many of the foreign currencies to which portfolio holdings had exposure, including the Japanese yen, South African rand, Indian rupee, and Turkish lira, all of which weakened versus the U.S. dollar.)
     The first quarter of 2013 was bullish across much of the globe, though results for non-U.S. companies were generally lower. The Fund’s participation in the rally was limited, with RIS gaining 3.2% in the first quarter versus 6.5% for its benchmark. This was in stark contrast with the Fund’s strong absolute and relative results in 2012, which featured a second-half advantage when RIS advanced 14.3% versus 13.5% for the Russell Global ex-U.S. Small Cap.
     While the domestic markets righted themselves in time for most U.S. indexes to finish the more volatile second quarter slightly in the black, many indexes elsewhere were negative—some dramatically—over the same period. International investors had to cope with a larger number of macro challenges. RIS held investments headquartered in Brazil, which declined by about a third in U.S. dollar terms in the first half. It also held positions in Turkey, which like Brazil suffered declining markets, a battered currency, and protests. During the spring and early summer months, China was attempting to deal with a slowing economy, credit and banking issues, and its overheated real estate market. Japan was trying to galvanize its economy with monetary stimulus, uncertainty was prevalent throughout several emerging markets nations, and there were ongoing, still unresolved issues in the eurozone. All of these situations made the pullback in share prices unsurprising. RIS slipped 3.8% in the second quarter while its benchmark declined 4.5%. We were pleased to see the Fund better preserve its value during this difficult period.
     While none of these situations were resolved in the third quarter, most had settled down enough for many international markets to heat up again. As it did in the first quarter, the Fund enjoyed more modest participation in the bull phase, gaining 7.9% compared to 10.7%

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Recordati	0.73%

Clinigen Group	0.68

Kakaku.com	0.64

Boiron	0.63

Pacific Textiles Holdings	0.62

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

32 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

for the Russell Global ex-U.S. Small Cap Index. Curiously, and somewhat symmetrically, RIS then once again outpaced its benchmark when the markets grew more volatile in the fourth quarter, up 5.3% versus 4.0% for the Russell Global ex-U.S. Small Cap Index. While the Fund’s shorter-term results have not been as strong as we would ideally prefer, we were pleased that RIS outperformed the Russell ex-U.S. Global Small Cap Index for the since inception (6/30/08) periods ended December 31, 2013. In October, we made changes to the Fund’s portfolio management: Charles Royce rotated off the Fund; David Nadel now serves as the Fund’s portfolio manager, assisted by Dilip P. Badlani and Mark Rayner. David began to manage the Fund in 2011 and served as assistant portfolio manager from 2009-2011. Dilip and Mark became the Fund’s assistant portfolio managers in October 2013.
     Seven of the Fund’s nine sectors posted net gains for the period, led by Health Care companies. Recordati, a top-ten holding at year-end, is a pharmaceutical business based in Milan with a growing global reach. Steadily increasing growth and earnings helped its share price to rise, as did its acquisition in October of Tunisian pharmaceutical business Opalia Pharma. This move was consistent with the company’s expanding global footprint, which saw previous growth from high-demand markets such as Russia, Turkey, and Eastern Europe. Clinigen Group is a U.K.-based specialty pharmaceuticals and pharmaceutical services business serving patients, the medical community, and the healthcare industry. Its share price rose based on the impressive growth in its global business and consequent earnings improvement. We sold our shares between May and October.
     A slumping share price led us to more than triple our position in Daphne International Holdings during 2013. Daphne is a Chinese footwear maker and retailer, which sells Aerosole shoes in China. Its strong management and market position gave us confidence in the company’s long-term potential, though we recognize that this investment is likely to require patience. The overall slowdown in the Chinese economy has taken its toll on Daphne’s business as lower levels of consumer spending in particular caused sales and revenues to decline. The bulk of the Fund’s largest remaining net losses at the position level came from holdings in the metals & mining industry, part of the Materials sector that posted a sizable net loss in 2013. Metals & mining companies accounted for four of the Fund’s five, and six of its ten, largest detractors for the period. The businesses that were involved in precious metals mining could not shake the negative impact on revenue and stock prices of the respective 36% and 28% drops in silver and gold prices in 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Daphne International Holdings	-0.95%

Hochschild Mining	-0.83

Koza Altin Isletmeleri	-0.44

Maharashtra Seamless	-0.43

Medusa Mining	-0.38

[1] Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$38 million

Number of Holdings	111

Turnover Rate	64%

Average Market Capitalization[1]	$1,079 million

Weighted Average P/E Ratio[2,3]	15.6x

Weighted Average P/B Ratio[2]	2.1x

Ticker Symbol
Service Class	RYGSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RIS	0.83	19.85

Russell Global ex-U.S. Small Cap	0.92	19.98

Category Median	0.98	19.84

Best Quartile Breakpoint	1.09	18.59

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 58 foreign small/mid objective funds (oldest class only) with at least Five years of history.

The Fund produced lower volatility than the Russell Global ex-U.S. Small Cap, as shown by its standard deviation.

The Royce Funds 2013 Annual Report to Shareholders | 33

Royce Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			18.40%

One-Year			27.73

Three-Year			12.17

Five-Year			18.92

10-Year			11.64

15-Year			12.05

20-Year			12.21

Since Inception (12/31/91)			12.67

ANNUAL EXPENSE RATIO

Operating Expenses			1.06%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2013	27.7%	2005	17.1%

2012	11.4	2004	22.8

2011	-0.9	2003	38.7

2010	26.5	2002	-7.8

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

TOP 10 POSITIONS % of Net Assets

Thor Industries			3.3%

Nu Skin Enterprises Cl. A			2.9

Lincoln Electric Holdings			2.9

Alleghany Corporation			2.6

Reliance Steel & Aluminum			2.6

Westlake Chemical			2.5

Woodward			2.5

Unit Corporation			2.1

Cognex Corporation			1.9

Myriad Genetics			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			24.5%

Information Technology			18.9

Consumer Discretionary			11.0

Materials			11.0

Financials			10.0

Energy			8.2

Health Care			5.8

Consumer Staples			5.8

Miscellaneous			1.4

Cash and Cash Equivalents			3.4

Managers’ Discussion
The calendar-year performance of Royce Premier Fund (RPR) did little to resolve our conflicted feelings about the portfolio’s recent results, as once again the Fund achieved a solid absolute return while falling short on a relative scale. The Fund gained 27.7% in 2013, trailing its small-cap benchmark, the Russell 2000 Index, which rose 38.8% for the same period. A large number of what we deemed high-quality stocks finished 2012 on a roll, which was instrumental in the Fund outpacing the small-cap index in the last six months of 2012 (+8.6% versus +7.2%). Yet many of these same stocks fell behind in the first three months of 2013. While the Russell 2000 increased 12.4% in the first quarter, the Fund gained only 6.7%.
     The next quarter brought increased volatility. The 10-year Treasury yield reached its 2013 low on May 2. The rapid rise of rates during May and June acted as one catalyst. Another was that the Fed began talking taper, announcing in June that it would begin reducing the pace of its monthly bond-buying program later in 2013. Then-Chairman Ben Bernanke was light on the details, neglecting to provide a specific date or dollar amount. And even though he made his comments in the context of a strengthening economy while reiterating that no tapering would begin without a consensus that the expansion was continuing, the markets swooned from roughly mid-June until early July, making for a volatile end to the second quarter. Hopeful that several positions in the portfolio would hold their value effectively in the face of falling stock prices, we were disappointed with its relative showing. RPR gained 1.1% in the second quarter compared to a 3.1% rise for its benchmark. Rising interest rates, however, indicated to us that the economy and equity markets were moving into a more historically typical environment, an observation that seemed justified in light of the Fund’s stronger results in both the second half and from that early May Treasury yield low. RPR underperformed the small-cap index in the third quarter, though by a much narrower margin, rising 9.8% versus 10.2% for the Russell 2000. A similar pattern held in the fourth quarter, in which the Fund gained 7.9% compared to 8.7% for the benchmark.
     So while the Fund continued to cede the advantage to the small-cap index for short- and intermediate-term intervals, it held onto its performance edge over the benchmark for longer-term periods. (Recent market cycle results can be found on page 6.) RPR outpaced the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/31/91) periods ended

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	5.03%

Lincoln Electric Holdings	1.70

Cognex Corporation	1.44

Thor Industries	1.40

Towers Watson & Company Cl. A	1.40

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

34 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

December 31, 2013. The Fund’s average annual total return since inception was 12.7%, a long-term record that gives us great pride.
     Information Technology, Industrials, and Consumer Staples led all of RPR’s sectors, followed by solid net contributions from Consumer Discretionary and Financials. In fact, seven of the portfolio’s eight equity sectors finished the period in the black. Materials posted a very modest net loss. Within the sector, net gains from chemical companies and, to a lesser degree, paper & forest products were outweighed by net losses in the metals & mining group. For the period, the Fund’s top four largest detractors—and five of its top six—were gold or silver miners. During the first half, we sold our positions in Allied Nevada Gold, Pretium Resources, and Seabridge Gold while we opted to add shares of Pan American Silver and held our stake in Silver Standard Resources. The first half of 2013 was an especially miserable time for mining companies, which dealt with rapidly falling gold and silver commodity prices and increased operational costs. This was part of a string of difficulties that began in 2011 and had not reversed course by the end of 2013. However, we remain optimistic that the most productive and best-managed of these companies can eventually turn things around. We had at least as much confidence in the turnaround potential of genetic diagnostics company—and top-ten holding—Myriad Genetics. The company specializes in genetic testing for cancer and ended 2013 facing increased competition, particularly in breast cancer screening tests, and some still unresolved reimbursement issues that remained under federal review at the end of December. However, we think that the quality of its predictive tests remains the industry’s gold standard and that the firm is more than capable of holding onto market share in this important healthcare niche.
     The Fund’s top contributor by an impressively large margin was Nu Skin Enterprises. RPR’s second-largest holding at the end of December, the company develops and distributes personal care skin products worldwide. A top net gainer in the first half, its share price gained additional momentum after the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013 in October, driven by the success of a limited-time-offer for its new weight management system. Lincoln Electric Holdings is one of our longest-tenured holdings firm-wide. Its stock price began to soar in May. Earnings for this welding and cutting products maker kept growing as it’s been able to effectively cut costs in a challenging environment.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Allied Nevada Gold	-0.82%

Pretium Resources	-0.63

Pan American Silver	-0.62

Silver Standard Resources	-0.59

Myriad Genetics	-0.48

[1] Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$7,065 million

Number of Holdings	78

Turnover Rate	11%

Average Market Capitalization[1]	$2,910 million

Weighted Average P/E Ratio[2,3]	21.8x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	85.9%

Non-U.S. Investments (% of Net Assets)	10.7%

Symbol
Investment Class	RYPRX
Service Class	RPFFX
Consultant Class	RPRCX
Institutional Class	RPFIX
W Class	RPRWX
R Class	RPRRX
K Class	RPRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RPR	1.00	19.22

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (lowest expense class only) with at least five years of history.

The Fund beat the Russell 2000 on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 50% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 35

Royce Special Equity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			15.09%

One-Year			29.36

Three-Year			14.31

Five-Year			18.06

10-Year			9.52

15-Year			11.36

Since Inception (5/1/98)			10.35

ANNUAL EXPENSE RATIO

Operating Expenses			1.13%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2013	29.4%	2005	-1.0%

2012	15.4	2004	13.9

2011	0.1	2003	27.6

2010	19.6	2002	15.3

2009	28.4	2001	30.7

2008	-19.6	2000	16.3

2007	4.7	1999	-9.6

2006	14.0

TOP 10 POSITIONS % of Net Assets

Minerals Technologies			5.1%

EnerSys			4.6

UniFirst Corporation			4.4

Bed Bath & Beyond			4.3

Finish Line (The) Cl. A			3.9

Schweitzer-Mauduit International			3.8

AVX Corporation			3.6

Teradyne			3.5

Children’s Place Retail Stores			3.3

Plantronics			2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			25.8%

Industrials			20.2

Information Technology			16.7

Materials			13.4

Consumer Staples			7.8

Health Care			3.9

Energy			0.8

Cash and Cash Equivalents			11.4

Manager’s Discussion
The first and second halves of 2013 each featured two different market climates, and we were pleased with the absolute results for Royce Special Equity Fund (RSE) in both of them. The Fund advanced 29.4% for the calendar year, trailing its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period.
     The first quarter was a bullish period that in many ways continued the trend that began following the small-cap low on June 4, 2012. However, it actually saw a return to leadership for lower-quality companies. For example, RSE outpaced the Russell 2000 through the last six months of 2012 (+8.8% versus +7.2%) but trailed the small-cap index in 2013’s first quarter, up 8.7% compared to 12.4%. The more volatile second quarter saw improvement on a relative basis. Although small-cap results were often dominated by many of the same lower-quality issues that led in the first quarter, there was enough differentiation at the company, industry, and sector levels in the period for the Fund to narrowly outpace the small-cap index (+3.4% versus +3.1%).
     The bullish phase then resumed in earnest in the third quarter and extended into the first two months of the fourth in spite of the government shutdown in October. Volatility was not a significant factor until December. Leadership remained with lower-quality stocks, but we were pleased with RSE’s absolute results. For the third quarter, the Fund gained 8.3% compared to a 10.2% increase for the Russell 2000. While not as volatile as the second quarter, the fourth saw a rocky December in which share prices re-started their upward movement in the last two weeks of the year. RSE was again behind its benchmark, with the Fund up 6.3% versus 8.7% for the small-cap index. We were pleased that RSE outperformed the Russell 2000 for the 10-, 15-year, and since inception (5/1/98) periods ended December 31, 2013. RSE’s average annual total return since inception was 10.3%.
     For most of the year, lower-quality stocks outperformed. Companies with low prices, smaller market caps, no earnings, no dividend, low returns on equity, and high beta outperformed. We seek to avoid these very characteristics in the names we choose, and this hurt our relative performance. In addition, areas such as Health Care and REITs, where we had little to no representation, respectively, saw rising share prices. We strongly believe that as the market goes higher, and with less stimulus provided by the Fed, investors will again seek quality names, which could benefit many portfolio holdings.
     As you would expect from our disciplined approach, as share prices rose, it became easier to find things to sell than to buy. We will not abandon our methodology. If the markets

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Molex Cl. A	3.09%

EnerSys	2.83

Minerals Technologies	2.06

UniFirst Corporation	1.74

Bed Bath & Beyond	1.65

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

36 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

continue to rise and we cannot find replacements for the issues we sold, cash will likely increase as a percentage of the portfolio. While that might reduce our performance if the market continues its bull run, it will ultimately benefit our performance when the market declines—it will give us the ability to buy attractive names without the need to sell any of our remaining attractive holdings. In 2013, we saw a few dips—the sharpest based upon “taper tantrums” and government shutdown issues—and used both to find new names as well as to add to existing ones.
     Six of the Fund’s seven equity sectors finished the year with net gains while the seventh, Energy, was essentially flat for the period. Consumer Discretionary, Industrials, and Information Technology led by a wide margin. At the industry level, the electronic equipment, instruments & components group led with a net gain higher than three of the portfolio’s sectors. Molex, a maker of electronic components for products such as the iPhone, agreed to a $7.2 billion acquisition by Koch Industries in September, which helped drive results for that industry group. The electrical equipment, specialty retail, chemicals, and media industries also did well.
     Four of the Fund’s top five contributors for the period were also top-four positions at the end of December. EnerSys makes industrial batteries and related products such as chargers, power equipment, and battery accessories. Mineral Technologies develops and produces performance-enhancing minerals and mineral-based and synthetic mineral products for use in the paper, steel, polymer, and other manufacturing industries. UniFirst Corporation provides workplace uniforms and protective clothing serving customer locations in the U.S., Canada, and Europe. Bed Bath & Beyond operates a nationwide chain of retail stores that sell domestics merchandise and home furnishings as well as food, giftware, health and beauty care items, and infant and toddler merchandise.
     Net losses were comparatively modest. Top-20 position American Eagle Outfitters retails casual apparel, footwear, outerwear, and accessories for men and women, including jeans, khakis, and T-shirts. Leapfrog Enterprises designs and develops technology-based educational products, including educational games and learning books, that are sold through retailers, distributors, and directly to schools.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

American Eagle Outfitters	-1.07%

Leapfrog Enterprises Cl. A	-0.05

Ampco-Pittsburgh	-0.04

Hawkins	-0.02

National Beverage	-0.01

[1] Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3,618 million

Number of Holdings	48

Turnover Rate	28%

Average Market Capitalization[1]	$1,912 million

Weighted Average P/E Ratio[2,3]	19.6x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	88.6%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RYSEX
Service Class	RSEFX
Consultant Class	RSQCX
Institutional Class	RSEIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSE	1.11	16.08

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Decile Breakpoint	1.23	17.77

[1] Five years ended 12/31/13 Category Median and Best Decile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 90% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 37

Royce Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.79%

One-Year			27.76

Three-Year			9.03

Five-Year			18.57

10-Year			11.11

Since Inception (6/14/01)			11.76

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2013	27.8%	2007	3.8%

2012	9.6	2006	16.8

2011	-7.4	2005	17.2

2010	25.0	2004	30.9

2009	44.7	2003	54.3

2008	-34.2	2002	-23.5

TOP 10 POSITIONS % of Net Assets

Genworth MI Canada			3.1%

Atwood Oceanics			3.0

Helmerich & Payne			3.0

Reinsurance Group of America			3.0

Vishay Intertechnology			3.0

Buckle (The)			3.0

Unit Corporation			3.0

NETGEAR			2.9

Ascena Retail Group			2.8

Innospec			2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			29.2%

Information Technology			19.7

Financials			13.3

Energy			11.6

Materials			9.0

Industrials			8.2

Health Care			5.5

Consumer Staples			1.3

Cash and Cash Equivalents			2.2

Manager’s Discussion
A very solid absolute return in 2013 was not enough to give Royce Value Fund (RVV) an advantage over its small-cap benchmark. The Fund gained 27.8% for the calendar year, trailing the 38.8% increase for the Russell 2000 Index for the same period. We were frustrated by coming up short versus the benchmark, notwithstanding RVV’s strong absolute result.
     The equity markets started strong in 2013, as they did in the previous three years. The Russell 2000 climbed 12.4% in the first quarter, while the Fund managed a 3.1% gain. RVV’s failure to more fully participate in the dynamic first quarter accounted for the bulk of RVV’s calendar-year disadvantage versus the benchmark.
     Over the previous two calendar years, the Fund’s results were not as strong as we would have liked, which led us to make changes to the portfolio during the first quarter of 2013. Some of these changes quickly bore fruit and were a factor in the Fund’s results in the second quarter, the year’s most volatile and challenging period. The rise in interest rates, which began following the 2013 low for 10-year Treasury yields on May 2, was quickly followed by the first instance of taper talk, which sent share prices plummeting from mid-May until the beginning of July. RVV outpaced the Russell 2000 in the second quarter, up 5.2% versus 3.1%.
     The market then resumed its fast pace of growth early in the third quarter, in which the Fund gained 8.6% compared to a 10.2% advance for the small-cap index. Stock prices kept moving mostly upward into the fourth quarter—the Russell 2000 reached a new high on the last day of the year. December was a more volatile, at times bearish month, though not enough to keep fourth-quarter returns from remaining solidly positive. The Fund gained 8.4% in the year’s final quarter compared to a gain of 8.7% for the Russell 2000. However, relative results over the last one-, three-, and five-year periods ended December 31, 2013 remained disappointing. Recent market cycle results through the end of 2013, which can be found on page 6, were also underwhelming on a relative basis. Over longer-term periods, however, we were pleased with RVV’s performance. The Fund outperformed the Russell 2000 for the 10-year and since inception (6/14/01) periods ended December 31, 2013. RVV’s average annual total return since inception was 11.8%.
     There were three significant changes to the portfolio in the first half. First, Whitney George, who served as co-manager from 2004-2012, became assistant portfolio manager on March 6, 2013. Jay Kaplan now serves as portfolio manager after having served as co-manager from 2003 through 2012. Second, we substantially reduced the Fund’s exposure to the Materials sector, which accounted for 17.9% of net assets at December 31, 2012 but only 9.0% of net assets at

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	3.77%

GameStop Corporation Cl. A	2.60

Molex Cl. A	1.75

Helmerich & Payne	1.46

Reinsurance Group of America	1.41

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

38 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

the end of 2013. Finally, we increased the portfolio’s exposure to U.S. stocks, which went from 81.1% of net assets as of December 31, 2012 to 89.9% of net assets at the end of 2013.
     This shift was fortuitously timed as a number of non-U.S. stocks performed poorly in the second quarter. Many of RVV’s non-U.S. holdings that we sold came from the metals & mining and capital markets industries. The first of these groups, in the Materials sector, has struggled since 2011. However, we sold based on a diminished emphasis in the portfolio on many commodity-based areas—energy, steel, and chemicals being exceptions. The general dependence of commodity-based industries on capital markets, along with the cash flow characteristics of many of these businesses, was a growing source of concern. This led us to sell Allied Nevada Gold, Silver Standard Resources, Hochschild Mining, and Seabridge Gold, among other smaller holdings in the metals & mining group.
     Consumer Discretionary led all of the Fund’s sectors by a wide margin in 2013, though Financials, Information Technology, Consumer Staples, and Energy also made notable net contributions. The Consumer Staples sector was home to RVV’s top performer for the calendar year. Nu Skin Enterprises develops and distributes personal care skin products worldwide. After enjoying a strong first half, its share price gained additional momentum in the year’s last six months. In October, the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013, driven by the success of a limited-time-offer for its new weight management system. We reduced our position at rising prices through much of 2013.
     Both the Fund’s second-largest contributor and second-largest detractor came from the Consumer Discretionary sector. GameStop Corporation is a video game retailer that sells new and pre-owned gaming products, including hardware and software. Most of Wall Street thought that its business was destined for obsolescence, similar to Blockbuster Video. We saw value and a well-managed business with advantages that Blockbuster never had. Its business recovered very nicely throughout 2013. We reduced our position as its share price soared, though we held enough to make it the Fund’s thirteenth largest holding at year-end. One of RVV’s 10 biggest contributors in 2012, clothing retailer American Eagle Outfitters, struggled with stiff competition in malls and declines in sales. We sold some shares in 2013, though we still think this well-managed business with a strong niche in teen clothing can turn things around. It was a top-thirty holding at the end of December.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Allied Nevada Gold	-1.02%

American Eagle Outfitters	-0.89

Silver Standard Resources	-0.49

Hochschild Mining	-0.49

Seabridge Gold	-0.49

[1] Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,182 million

Number of Holdings	52

Turnover Rate	51%

Average Market Capitalization[1]	$2,670 million

Weighted Average P/E Ratio[2,3]	16.6x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	90.0%

Non-U.S. Investments (% of Net Assets)	7.8%

Symbol
Investment Class	RVVHX
Service Class	RYVFX
Consultant Class	RVFCX
Institutional Class	RVFIX
R Class	RVVRX
K Class	RVFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVV	0.95	20.04

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 39

Royce 100 Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			18.36%

One-Year			30.85

Three-Year			10.90

Five-Year			18.63

10-Year			11.50

Since Inception (6/30/03)			11.99

ANNUAL EXPENSE RATIO

Operating Expenses			1.48%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2013	30.9%	2008	-29.2%

2012	11.5	2007	7.3

2011	-6.5	2006	13.7

2010	24.8	2005	14.9

2009	38.0	2004	27.2

TOP 10 POSITIONS % of Net Assets

Federated Investors Cl. B			1.7%

CIRCOR International			1.7

Reliance Steel & Aluminum			1.7

Pason Systems			1.6

Jacobs Engineering Group			1.5

Forward Air			1.5

Haynes International			1.4

ADTRAN			1.4

Kennametal			1.4

Darling International			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			27.4%

Information Technology			23.8

Materials			8.8

Energy			8.0

Consumer Discretionary			6.0

Health Care			4.6

Financials			4.2

Consumer Staples			2.3

Miscellaneous			4.6

Cash and Cash Equivalents			10.3

Managers’ Discussion
A strong absolute performance but a disappointing relative result left us with mixed emotions about the calendar-year showing for Royce 100 Fund (ROH). The Fund gained 30.9% in 2013, trailing its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period.
     After finishing 2012 by beating its benchmark in the second half of the year (+9.6% versus +7.2%), we were confident that the kind of stocks that we favor—those with strong balance sheets, high returns on invested capital, and the ability to generate free cash flow, many in cyclical sectors—were poised for a solid run of market leadership after lagging more defensive areas of the market in 2011 and the first half of 2012. This was not the case, however, as 2013 saw a resurgence from those same defensive areas. And while the performance of several Fund holdings in cyclical sectors picked up nicely in the second half of 2013, their improved performance was not enough to vault the Fund past its benchmark for the calendar year.
     The opening quarter of 2013 was highly bullish, especially for micro-, small-, and mid-cap stocks. The Fund did very well on an absolute basis in this period, though it fell behind the Russell 2000, up 11.1% compared to 12.4% for the small-cap index. ROH then fell further behind in the far more volatile second quarter, which was disappointing—our disciplined approach has historically helped the Fund to weather down and/or volatile periods effectively by losing less than its benchmark. In the second quarter, however, ROH fell 0.5% versus a 3.1% gain for the Russell 2000. We were pleased to see the Fund bounce back strong in the third quarter, which was a more placid bull phase like the first quarter. Investors had plenty to digest between the end of March and early July: rising interest rates—the 10-year Treasury yield hit a 2013 low on May 2—less-than-encouraging news out of China and other important developing economies, and the Fed’s initially vague promise in June that it would begin to taper its monthly bond-buying program by some amount at some point later in the year. Indeed, investors were uncommonly sanguine through much of 2013. Good contrarians that we are, this new-found serenity was cause for a bit of worry on our part, though it did not keep us from smiling at the Fund’s strong third quarter—up 10.6% versus 10.2% for the Russell 2000. ROH’s fourth-quarter results were more subdued on a relative basis, with the Fund increasing 7.0% compared to 8.7% for its benchmark.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Towers Watson & Company Cl. A	1.26%

ManpowerGroup	1.07

CIRCOR International	0.92

Harman International Industries	0.89

Federated Investors Cl. B	0.84

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

40 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     The Fund, which marked its first full decade of history at the end of June, also beat the Russell 2000 for the 10-year and since inception (6/30/03) periods ended December 31, 2013. (Please see page 6 for market cycle results.) ROH’s average annual total return since inception was 12.0%.
     Industrials led all of the Fund’s equity sectors by a comfortable margin, though strong contributions also came from Information Technology, and all eight sector groups ended the year with net gains. Three of ROH’s top performers came from the Industrials sector. Towers Watson & Company saw multiple expansion as several notable client wins and strong enrollment growth solidified its position as the leading provider and manager of private health insurance exchanges. We see this as a significant emerging growth opportunity that can supplement the firm’s dominant but mature benefits and consulting business. So while we took gains as its stock price soared, it was a top-30 position at year-end. Manpower Group runs a global business providing employment services that include temporary staffing services, contract services, and training and testing of temporary and permanent workers. With almost two-thirds of its revenues coming from Europe, this Milwaukee-based firm has become a bellwether for European economic recovery. The company faced staffing growth declines in most European countries, though this came in the context that 2014 would see a rebound. Manpower’s aggressive $150 million SG&A (Selling, General and Administrative Expenses) reduction and tax benefits from a French stimulus plan (France is one of Manpower’s largest revenue sources) powered the rise in its stock price. Operating and share-price results for CIRCOR International were revitalized by a new CEO who appears to have a solid plan to unlock the untapped earnings power and potentially double profit margins over time for this specialty valve maker.
     Fresnillo and Randgold Resources ADR were part of a number of disappointments in the metals & mining industry, which could not escape the negative impact on revenue and stock prices of the 36% and 28% drops in silver and gold prices, respectively, in 2013. Acacia Research was challenged by slow-to-materialize deals with higher valuations as well as increased resistance from certain potential patent licensees—both cyclical characteristics of the tech licensing and patent enforcement business that typically leads to lumpiness in results. This model does not play well on Wall Street, so it was no surprise that its stock’s subsequent earnings disappointments led its share price to fall. We initiated a position in July and built it into September.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Fresnillo	-0.52%

Acacia Research	-0.39

Randgold Resources ADR	-0.33

Major Drilling Group International	-0.32

Intrepid Potash	-0.20

[1] Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$297 million

Number of Holdings	94

Turnover Rate	31%

Average Market Capitalization[1]	$2,116 million

Weighted Average P/E Ratio[2,3]	24.1x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	83.2%

Non-U.S. Investments (% of Net Assets)	6.5%

Symbol
Investment Class	ROHHX
Service Class	RYOHX
R Class	ROHRX
K Class	ROHKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROH	0.94	20.41

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 41

Royce Global Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			11.61%

One-Year			6.28

Three-Year			-1.37

Five-Year			16.08

Since Inception (12/29/06)			5.42

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.81%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2013	6.3%	2009	61.9%

2012	11.0	2008	-39.9

2011	-18.7	2007	14.3

2010	35.7

TOP 10 POSITIONS % of Net Assets

Western Digital			4.0%

Helmerich & Payne			3.7

Semperit AG Holding			3.7

Mayr-Melnhof Karton			3.7

Ashmore Group			2.8

Luk Fook Holdings (International)			2.4

Myriad Genetics			2.2

Kennedy-Wilson Holdings			2.1

EPS Corporation			2.1

Pason Systems			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			16.2%

Consumer Discretionary			15.6

Materials			15.2

Financials			14.4

Information Technology			10.3

Energy			10.3

Health Care			10.2

Consumer Staples			5.1

Cash and Cash Equivalents			2.7

PORTFOLIO COUNTRY BREAKDOWN[1],[2] % of Net Assets

United States			21.4%

Japan			11.4

Canada			9.2

Austria			7.4

Hong Kong			7.1

United Kingdom			6.9

France			4.1

Brazil			3.7

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by their country of headquarters.

Manager’s Discussion
It was a very disappointing year for Royce Global Value Fund (RGV) on both an absolute and relative basis. The Fund was up 6.3%, lagging its global small-cap benchmark, the Russell Global Small Cap Index, which gained 24.8% for the same period. So while non-U.S. equities trailed their domestic cousins in 2013, our own results were well short both of the benchmark and our own expectations for the portfolio. (2013 was also a difficult year for many of the foreign currencies to which portfolio holdings had exposure, including the Japanese yen, South African rand, Indian rupee, and Turkish lira, all of which weakened versus the U.S. dollar.)
     The first quarter was a solidly bullish period for many stocks around the world but was particularly good for U.S. companies—non-U.S. equities generally had lower returns. In this otherwise robust period, RGV underperformed its benchmark by a wide margin, gaining 0.8% in the year’s opening quarter while the global small-cap index rose 8.6%. This left the Fund with a lot of ground to make up versus the benchmark at the beginning of the second quarter, a far more volatile period than the first. RGV failed to hold its value when global share prices were mostly falling from April through June. For the quarter as a whole, RGV fell 5.5% compared to a decline of 1.7% for the benchmark.
     While most U.S. indexes finished the more unsettled second quarter in the black, many non-U.S. companies did not begin to recover until the third quarter was underway. For the most part, their rebound was less pronounced than that of their U.S. peers, also giving the global indexes lower returns in the bullish third quarter as investors throughout the world adjusted to rising rates and taper talk here in the U.S., ongoing uncertainty and, in some countries, recession in Europe, and less-than-stellar news out of China, Turkey, and Brazil. All that considered, the developed world’s stock markets were remarkably resilient in the second half of 2013. For the third quarter, RGV rose 7.1%, behind its benchmark’s 10.5% increase. The fourth quarter brought more rising stock prices across the globe, though mostly at a more subdued pace than in the third. The Fund was again behind the Russell Global Small Cap Index, up 4.2% versus 5.8% for its benchmark. The Fund did, however, manage to stay ahead of the global small-cap index for the since inception (12/29/06) period ended December 31, 2013. In October, we made a change to RGV’s portfolio management:

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Western Digital	2.13%

Helmerich & Payne	1.45

Recordati	1.23

Nihon M&A Center	1.08

Industrias Bachoco ADR	0.81

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

42 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review
Whitney George manages the Fund, assisted by David Nadel. Whitney has managed the Fund since its inception. David served as assistant portfolio manager from the Fund’s inception until 2009 and as co-manager of the Fund with Whitney from 2009 through October 21, 2013.
     Materials was the only sector to finish the period in the red. By far, the bulk of its losses came from holdings in the metals & mining industry, which endured plummeting revenue and stock prices in light of the respective 36% and 28% drops in silver and gold prices in 2013. During various points in the year, this drove many companies’ valuations to what we saw as rock-bottom levels that have not been reached since the lows of late 2008-early 2009. Still, during May we chose to sell some of the Fund’s largest detractors in the industry, such as Allied Nevada Gold, Medusa Mining, and B2Gold. After first reducing our stake in Hochschild Mining—one of 2012’s top contributors—we added shares in the fourth quarter. We also chose to build our position in Pan American Silver with purchases in February and May as we think it is well positioned for an eventual turnaround for the industry.
     A slumping share price led us to more than triple our position in Daphne International Holdings during 2013. Daphne is a Chinese footwear maker and retailer, which sells Aerosole shoes in China. Its strong management and market position gave us confidence in company’s long-term potential, though we recognize that this investment is likely to require patience. The overall slowdown in the Chinese economy has taken its toll on Daphne’s business as lower levels of consumer spending in particular caused sales and revenues to decline. We also increased our stake in Maharashtra Seamless, an Indian company that makes seamless and ERW (electric resistance welded) pipes and tubes. Slowing growth in the Indian economy and ongoing pipe dumping in that country led to a steep decline in demand and order inflow.
     RGV’s two top contributors were both closer to home and its two largest holdings at the end of the period. Irvine, CA-based hard disk drive maker Western Digital is one of two firms that dominate disk drive production worldwide. Its core business, which involves solutions for the collection, storage, management, and protection of digital content, has long interested us. The company made several savvy acquisitions in 2013, including Virident, sTec and VeloBit. These moves made Western a stronger player in both the hard disk drive and flash technology markets, in addition to its growing presence in cloud storage technology. Helmerich & Payne provides contract drilling of oil and gas wells in the Gulf of Mexico and South America and also operates land and platform rigs. The company continued to leverage its technological leadership in the drilling rig business into market share gains as E&P (exploration & production) companies upgrade their fleets to improve drilling efficiencies and lower their total well costs.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Hochschild Mining	-1.67%

Allied Nevada Gold	-1.38

Daphne International Holdings	-1.29

Medusa Mining	-0.87

Maharashtra Seamless	-0.83

[1] Net of dividends

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$233 million

Number of Holdings	68

Turnover Rate	41%

Average Market Capitalization[1]	$1,785 million

Weighted Average P/E Ratio[2,3]	14.8x

Weighted Average P/B Ratio[2]	1.9x

Ticker Symbol
Investment Class	RGVIX
Service Class	RIVFX
Consultant Class	RGVHX
R Class	RGVRX
K Class	RGVKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGV	0.82	20.60

Russell Global Small Cap	0.97	19.35

Category Median	1.03	19.51

Best Quartile Breakpoint	1.10	18.27

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 16 world stock small-cap objective funds (oldest class only) with at least five years of history.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2013 Annual Report to Shareholders | 43

Royce Special Equity Multi-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			15.66%

One-Year			36.26

Three-Year			17.70

Since Inception (12/31/10)			17.70

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.36%

Net Operating Expenses			1.24

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSM	Year	RSM

2013	36.3%	2011	7.2%

2012	11.6

TOP 10 POSITIONS % of Net Assets

Emerson Electric			5.2%

Microsoft Corporation			5.2

Nordstrom			5.0

Bed Bath & Beyond			4.7

KLA-Tencor			4.6

Occidental Petroleum			4.6

Gap (The)			4.3

Parker Hannifin			4.3

Cisco Systems			4.3

Dover Corporation			3.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			27.1%

Industrials			22.7

Information Technology			19.5

Health Care			13.6

Energy			8.0

Financials			3.7

Cash and Cash Equivalents			5.4

Manager’s Discussion
The first and second halves of 2013 each featured two different market climates, and we were pleased with the absolute and relative results for Royce Special Equity Multi-Cap Fund (RSM) in both of them. The Fund gained 36.3% for the calendar year, outpacing its benchmark, the Russell 1000 Index, which was up 33.1% for the same period.
     The first quarter was a bullish period that in many ways carried on the run that began following the market lows in June 2012. RSM was behind the Russell 1000 through the last six months of 2012 (+4.6% versus +6.4%) and continued to trail the large-cap index in 2013’s first quarter, up 10.3% compared to 11.0%. This nine-month underperformance was no surprise—lower-quality companies have mostly dominated the market over the last few years. We were pleased that the more volatile second quarter saw marked improvement on a relative basis—in addition to a strong absolute showing. Markets were roiled following the Fed’s announcement that it would likely begin tapering the pace of monthly bond purchases later in 2013. In this more uncertain environment, which also included rising interest rates, the Fund more than doubled the return of its benchmark, gaining 6.8% compared to 2.7% for the Russell 1000. Strong results from holdings in the Consumer Discretionary sector, which also made a notable contribution in the first quarter, helped make the difference.
     The bullish phase then resumed in earnest in the third quarter and extended into the first two months of the fourth in spite of the government shutdown in October. Volatility was not a significant factor until December. Leadership remained with lower-quality stocks, which made third-quarter results all the more pleasing. For the third quarter, the Fund gained 8.3% compared to a 6.0% increase for the Russell 1000. While not as volatile as the second quarter, the fourth saw a rocky December in which share prices re-started their upward movement in the last two weeks of the year. RSM slipped behind its benchmark, with the Fund up 6.8% versus 10.2% for the large-cap index. We were pleased that RSM outperformed the Russell 1000 for the one- and three-year/since inception (12/31/10) periods ended December 31, 2013. RSM’s average annual total return since inception was 17.7%.
     We offer a hypothesis as to why the market keeps rising despite valuation and other concerns such as national and world events that would have caused a correction in the past. We have observed that a number of U.S. companies whose operating margins, which are unaffected by lower interest rates or the benefits from lower taxes, etc., have risen on falling sales. This is occurring after, we must assume, all of the low-hanging cost savings, and probably some of the harder-to-reach ones, have been harvested over these past five years. Could the market, as has happened in the

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Molex Cl. A	3.59%

Bed Bath & Beyond	2.01

Dover Corporation	1.89

Microsoft Corporation	1.82

Parker Hannifin	1.77

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.24% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

44 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

past, be predicting some positive outcome that most of us have not considered? The much-spoken-about peak profit margin risk might be a myth. What if the cost structures of U.S. companies have changed such that if we see more sustainable revenue growth, companies will reap huge incremental operation margins and thus much higher-than-expected earnings? We raise this issue now only as a question for discussion. Surely some of the recent rising profitability could be a result of low inflation and thus lower or flat incoming costs to companies. However, it appears it could be more than that. If in time we see that this prediction of higher profitability becomes a reality, the now somewhat elevated P/Es were justified.
     For now, despite any welcome pauses or consolidations, we believe the market is still headed higher, buoyed by similar factors that occurred in the 1990s when the combination of low inflation, accommodative monetary policy, falling commodity prices, and improving leading economic indicators were the causes. The outcome of which, if our incremental margin hypothesis proves correct, will be much higher-than-expected earnings in future years, and thus lower multiples than are currently assumed.
     Each of the Fund’s seven equity sectors finished 2013 in the black. Information Technology and Industrials led by a considerable margin while Consumer Discretionary also made a notable net contribution. At the industry level, machinery companies were the leaders, sparked by Dover Corporation, Parker Hannifin, and Illinois Tool Works. The specialty retail group, electronic equipment, instruments & components companies, health care equipment & supplies stocks, and the semiconductor & semiconductor equipment industry all turned in strong net gains. Health care providers & services was the only industry group to post a net loss for the period.
     The top contributing position in 2013 was Molex, a maker of electronic components for products such as the iPhone that agreed to a $7.2 billion acquisition by Koch Industries in September. The substantial better than 50% premium which Koch offered for the shares helped to drive RSM’s impressive results in the Information Technology sector. Bed Bath & Beyond, the Fund’s fourth-largest holding at year-end, operates a nationwide chain of retail stores that sell domestics merchandise and home furnishings as well as food, giftware, health and beauty care items, and infant and toddler merchandise.
     Net losses at the individual position level were scant and modest. Quest Diagnostics provides diagnostic testing, information, and services. The company operates a national network of full-service laboratories and patient service centers and provides routine and esoteric medical testing. It was RSM’s twelfth-largest holding at year-end. We sold our position in department store operator Kohl’s Corporation in mid-January of 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Quest Diagnostics	-0.23%

Kohl’s Corporation	-0.06

Jacobs Engineering Group	-0.01

Fluor Corporation	0.01

United Technologies	0.11

[1] Net of dividends

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$189 million

Number of Holdings	30

Turnover Rate	44%

Average Market Capitalization[1]	$25,847 million

Weighted Average P/E Ratio[2,3]	15.9x

Weighted Average P/B Ratio[2]	3.1x

U.S. Investments (% of Net Assets)	94.6%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RSMCX
Service Class	RSEMX
Institutional Class	RMUIX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSM	1.40	12.15

Russell 1000	1.28	12.43

Category Median	1.14	13.18

Best Quartile Breakpoint	1.26	12.11

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 1,089 large-cap objective funds (oldest class only) with at least three years of history.

The Fund beat the Russell 1000 and performed within the top 25% of large-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 1000 and 50% of large-cap objective funds, as shown by its standard deviation.

The Royce Funds 2013 Annual Report to Shareholders | 45

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 97.7%

Consumer Discretionary – 14.4%
Auto Components - 1.2%
Dorman Products [1]	336,600	$18,873,162
Drew Industries	656,788	33,627,546
Gentex Corporation	576,285	19,011,642
Spartan Motors	87,700	587,590
STRATTEC SECURITY	150,000	6,700,500
Superior Industries International	488,000	10,067,440

		88,867,880

Automobiles - 1.0%
Thor Industries	901,750	49,803,653
Winnebago Industries [1]	890,000	24,430,500

		74,234,153

Distributors - 0.5%
Pool Corporation	248,300	14,436,162
Weyco Group [2]	590,500	17,378,415

		31,814,577

Diversified Consumer Services - 0.7%
Capella Education	33,226	2,207,535
Lincoln Educational Services	54,800	272,904
Sotheby’s	653,600	34,771,520
Strayer Education [1,3]	7,000	241,290
Universal Technical Institute	768,700	10,692,617

		48,185,866

Hotels, Restaurants & Leisure - 0.1%
Bob Evans Farms	12,000	607,080
CEC Entertainment	140,600	6,225,768
Monarch Casino & Resort [1]	49,503	994,020

		7,826,868

Household Durables - 2.5%
Ethan Allen Interiors	1,097,998	33,401,099
Garmin	1,400	64,708
Harman International Industries	282,400	23,114,440
La-Z-Boy	689,500	21,374,500
Lifetime Brands	294,007	4,624,730
Mohawk Industries [1]	207,600	30,911,640
Natuzzi ADR [1]	2,096,300	5,429,417
NVR [1]	58,853	60,383,767
Skyline Corporation [1]	183,400	944,510
Stanley Furniture [1,2]	962,235	3,694,982

		183,943,793

Leisure Equipment & Products - 0.1%
Arctic Cat	92,036	5,244,211
Callaway Golf	250,000	2,107,500
LeapFrog Enterprises Cl. A [1,3]	73,400	582,796

		7,934,507

Media - 1.4%
DreamWorks Animation SKG Cl. A [1,3]	448,600	15,925,300
Morningstar	463,700	36,210,333
Rentrak Corporation [1]	293,165	11,108,022
Saga Communications Cl. A	159,471	8,021,391
Scholastic Corporation	393,900	13,396,539
Wiley (John) & Sons Cl. A	300,200	16,571,040
World Wrestling Entertainment Cl. A	118,289	1,961,232

		103,193,857

Multiline Retail - 0.1%
Dollar Tree [1]	5,600	315,952
†Sears Holdings [1,3]	30,000	1,471,200
Tuesday Morning [1]	495,233	7,903,919

		9,691,071

Specialty Retail - 4.7%
Advance Auto Parts	3,100	343,108
Aeropostale [1,3]	10,000	90,900
American Eagle Outfitters	1,546,491	22,269,470
America’s Car-Mart [1,2]	711,516	30,047,321
Ascena Retail Group [1]	2,447,749	51,794,369
Buckle (The)	672,404	35,341,554
†Cache [1,3]	341,500	1,854,345
Cato Corporation (The) Cl. A	665,163	21,152,183
Christopher & Banks [1]	81,452	695,600
Destination Maternity	101,300	3,026,844
Finish Line (The) Cl. A	7,500	211,275
GameStop Corporation Cl. A	548,500	27,019,110
Genesco [1]	462,200	33,768,332
Guess?	541,714	16,831,054
Le Chateau Cl. A [1]	685,000	2,166,722
Monro Muffler Brake	308,400	17,381,424
Penske Automotive Group	389,200	18,354,672
Pier 1 Imports	963,600	22,239,888
Ross Stores	2,400	179,832
Shoe Carnival	861,098	24,980,453
Stage Stores	11,300	251,086
Stein Mart	1,112,869	14,968,088

		344,967,630

Textiles, Apparel & Luxury Goods - 2.1%
Barry (R.G.)	220,808	4,261,595
Columbia Sportswear	241,309	19,003,084
Crocs [1]	1,458,620	23,221,230
Crown Crafts	395,200	3,070,704
Culp	65,400	1,337,430
Deckers Outdoor [1,3]	210,291	17,761,178
G-III Apparel Group [1]	466,494	34,422,592
Gildan Activewear	3,000	159,930
Movado Group	105,000	4,621,050
Steven Madden [1]	555,792	20,336,429
Vera Bradley [1,3]	956,380	22,991,375

		151,186,597

Total (Cost $609,583,519)		1,051,846,799

Consumer Staples – 1.5%
Beverages - 0.0%
†Crimson Wine Group [1,4]	9,075	80,223

Food & Staples Retailing - 0.1%
Village Super Market Cl. A	161,206	4,998,998

Food Products - 0.7%
†Amira Nature Foods [1,3]	94,677	1,492,109
46 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
†Armanino Foods of Distinction [4]	20,000	$38,800
Calavo Growers	63,477	1,920,814
Cal-Maine Foods	233,321	14,052,924
Farmer Bros. [1]	92,400	2,149,224
Industrias Bachoco ADR	112,586	4,533,838
Sanderson Farms	366,900	26,537,877
SunOpta [1]	219,000	2,192,190

		52,917,776

Household Products - 0.2%
Harbinger Group [1]	1,009,600	11,963,760
Orchids Paper Products	42,900	1,408,836

		13,372,596

Personal Products - 0.5%
Inter Parfums	608,936	21,805,998
Nu Skin Enterprises Cl. A	77,185	10,668,511
Nutraceutical International [1]	312,500	8,368,750

		40,843,259

Total (Cost $53,783,408)		112,212,852

Energy – 7.2%
Energy Equipment & Services - 6.4%
Atwood Oceanics [1]	627,993	33,528,546
C&J Energy Services [1,3]	121,977	2,817,669
CARBO Ceramics	170,000	19,810,100
Ensign Energy Services	1,710,100	26,933,371
Exterran Holdings [1]	699,900	23,936,580
Helmerich & Payne	851,483	71,592,691
ION Geophysical [1,3]	816,700	2,695,110
Matrix Service [1]	1,082,329	26,484,590
Newpark Resources [1]	130,700	1,606,303
Oil States International [1]	500,577	50,918,692
Pason Systems	2,146,200	46,429,443
Patterson-UTI Energy	419,800	10,629,336
Rowan Companies Cl. A [1]	9,000	318,240
RPC	1,280,475	22,856,479
†SAExploration Holdings [1,3]	156,600	1,398,438
SEACOR Holdings [1]	393,036	35,844,883
Superior Energy Services [1]	73,200	1,947,852
Tidewater	82,000	4,860,140
Trican Well Service	1,220,200	14,910,046
Unit Corporation [1]	1,260,237	65,053,434
Willbros Group [1]	90,000	847,800

		465,419,743

Oil, Gas & Consumable Fuels - 0.8%
Cimarex Energy	301,100	31,588,401
†Harvest Natural Resources [1,3]	13,000	58,760
SM Energy	229,100	19,040,501
Sprott Resource	2,688,200	5,871,145
VAALCO Energy [1]	208,700	1,437,943

		57,996,750

Total (Cost $251,247,145)		523,416,493

Financials – 9.9%
Capital Markets - 4.6%
Affiliated Managers Group [1]	134,000	29,061,920
AllianceBernstein Holding L.P.	1,628,960	34,762,006
ASA Gold and Precious Metals	88,100	1,080,106
Cohen & Steers	488,904	19,585,494
Cowen Group [1]	2,152,377	8,415,794
Diamond Hill Investment Group	136,350	16,135,659
Federated Investors Cl. B	2,091,882	60,246,202
Financial Engines	51,631	3,587,322
GFI Group	580,000	2,267,800
INTL FCStone [1]	61,217	1,134,963
Lazard Cl. A	903,375	40,940,955
Manning & Napier Cl. A	677,292	11,954,204
MVC Capital	263,600	3,558,600
Oppenheimer Holdings Cl. A	25,000	619,500
SEI Investments	1,235,500	42,908,915
Sprott	2,687,500	6,628,619
Stifel Financial [1]	38,000	1,820,960
Waddell & Reed Financial Cl. A	416,927	27,150,286
Westwood Holdings Group	392,335	24,289,460
WisdomTree Investments [1]	80,000	1,416,800

		337,565,565

Commercial Banks - 0.2%
BCB Holdings [1]	209,426	50,286
City Holding Company	249,570	11,562,578

		11,612,864

Diversified Financial Services - 0.3%
PICO Holdings [1]	1,056,784	24,422,278

Insurance - 3.5%
Alleghany Corporation [1]	11,800	4,719,528
Allied World Assurance Company Holdings	108,436	12,232,665
Aspen Insurance Holdings	314,958	13,010,915
Baldwin & Lyons Cl. B	290,700	7,941,924
Brown & Brown	695,100	21,819,189
E-L Financial	48,500	32,417,039
Erie Indemnity Cl. A	293,500	21,460,720
Gallagher (Arthur J.) & Co.	234,400	11,000,392
Greenlight Capital Re Cl. A [1]	891,749	30,060,859
MBIA [1]	1,750,177	20,897,113
PartnerRe	194,881	20,546,304
Platinum Underwriters Holdings	27,700	1,697,456
ProAssurance Corporation	40,400	1,958,592
Reinsurance Group of America	442,721	34,271,033
RLI Corp.	65,231	6,352,195
Stewart Information Services	216,600	6,989,682
Validus Holdings	89,100	3,589,839

		250,965,445

Real Estate Management & Development - 0.6%
E-House (China) Holdings ADR	108,703	1,639,241
Forestar Group [1]	50,000	1,063,500
Jones Lang LaSalle	253,500	25,955,865
St. Joe Company (The) [1,3]	105,000	2,014,950
Tejon Ranch [1]	412,127	15,149,789

		45,823,345

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 47

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Financials (continued)
Thrifts & Mortgage Finance - 0.7%
BofI Holding [1]	24,300	$1,905,849
Genworth MI Canada	1,013,500	34,948,934
TrustCo Bank Corp. NY	1,764,151	12,666,604

		49,521,387

Total (Cost $513,368,835)		719,910,884

Health Care – 6.3%
Biotechnology - 0.3%
†Achillion Pharmaceuticals [1,3]	120,000	398,400
†Amicus Therapeutics [1,3]	42,000	98,700
†ARIAD Pharmaceuticals [1,3]	246,250	1,679,425
†ChemoCentryx [1,3]	40,908	236,858
†Coronado Biosciences [1,3]	85,000	223,550
†Idenix Pharmaceuticals [1,3]	137,600	822,848
Lexicon Pharmaceuticals [1]	1,522,400	2,740,320
Myriad Genetics [1,3]	754,900	15,837,802
†Synthetic Biologics [1,3]	216,000	330,480
†ZIOPHARM Oncology [1,3]	68,000	295,120

		22,663,503

Health Care Equipment & Supplies - 1.7%
Analogic Corporation	314,400	27,843,264
Atrion Corporation	2,665	789,506
CryoLife	83,027	920,769
DENTSPLY International	12,300	596,304
Exactech [1]	57,000	1,354,320
IDEXX Laboratories [1,3]	244,600	26,018,102
Invacare Corporation	154,200	3,578,982
Medical Action Industries [1]	304,262	2,604,483
Merit Medical Systems [1]	534,586	8,414,384
STERIS Corporation	521,700	25,067,685
SurModics [1]	346,900	8,460,891
Teleflex	60,000	5,631,600
Thoratec Corporation [1]	348,300	12,747,780
Trinity Biotech ADR Cl. A	67,600	1,699,464

		125,727,534

Health Care Providers & Services - 2.1%
Almost Family [1]	34,147	1,103,972
Chemed Corporation	271,260	20,783,941
Cross Country Healthcare [1]	240,700	2,402,186
HealthSouth Corporation	773,500	25,773,020
Landauer [2]	492,200	25,894,642
Magellan Health Services [1]	250,822	15,026,746
MEDNAX [1]	150,234	8,019,491
Owens & Minor	744,000	27,200,640
Psychemedics Corporation	70,200	1,031,238
Schein (Henry) [1]	2,400	274,224
U.S. Physical Therapy	574,464	20,255,601
VCA Antech [1]	38,750	1,215,200

		148,980,901

Life Sciences Tools & Services - 2.2%
Bio-Rad Laboratories Cl. A [1]	95,812	11,843,321
Covance [1]	323,000	28,443,380
Furiex Pharmaceuticals [1]	43,625	1,832,686
ICON [1]	210,200	8,494,182
Mettler-Toledo International [1]	118,600	28,771,174
PAREXEL International [1]	270,000	12,198,600
PerkinElmer	795,420	32,795,167
Techne Corporation	353,500	33,465,845

		157,844,355

Pharmaceuticals - 0.0%
†Biodel [1,3]	19,900	45,770

Total (Cost $296,453,028)		455,262,063

Industrials – 25.5%
Aerospace & Defense - 1.7%
AeroVironment [1]	31,900	929,247
American Science & Engineering	57,305	4,120,802
Astronics Corporation [1]	21,120	1,077,120
CPI Aerostructures [1]	125,391	1,885,881
Cubic Corporation	263,063	13,852,898
Curtiss-Wright	273,820	17,039,819
HEICO Corporation	791,335	45,857,863
HEICO Corporation Cl. A	189,940	8,000,273
Kratos Defense & Security Solutions [1]	95,578	734,039
Orbital Sciences [1]	100,000	2,330,000
Teledyne Technologies [1]	277,000	25,445,220

		121,273,162

Air Freight & Logistics - 1.2%
†Echo Global Logistics [1,3]	50,000	1,074,000
Expeditors International of Washington	4,300	190,275
Forward Air	829,000	36,401,390
Hub Group Cl. A [1]	247,500	9,870,300
Pacer International [1]	817,040	6,748,751
UTi Worldwide	1,696,100	29,783,516
†XPO Logistics [1,3]	104,200	2,739,418

		86,807,650

Building Products - 1.8%
AAON	1,175,575	37,559,621
American Woodmark [1]	410,774	16,237,896
Gibraltar Industries [1]	615,120	11,435,081
Insteel Industries	360,935	8,204,053
Owens Corning [1]	364,600	14,846,512
Simpson Manufacturing	1,017,200	37,361,756
WaterFurnace Renewable Energy	103,800	2,344,233

		127,989,152

Commercial Services & Supplies - 2.6%
Brink’s Company (The)	829,300	28,312,302
Copart [1]	1,195,152	43,802,321
Healthcare Services Group	677,275	19,214,292
†Heritage-Crystal Clean [1]	264,734	5,424,400
Mine Safety Appliances	288,500	14,774,085
Ritchie Bros. Auctioneers	1,679,200	38,504,056
Team [1]	596,148	25,240,906
Tetra Tech [1]	67,140	1,878,577
UniFirst Corporation	98,997	10,592,679
Viad Corporation	203,666	5,657,841

		193,401,459

48 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Industrials (continued)
Construction & Engineering - 1.1%
Ameresco Cl. A [1]	173,700	$1,677,942
Chicago Bridge & Iron	23,000	1,912,220
Comfort Systems USA	553,491	10,732,190
EMCOR Group	732,200	31,074,568
Foster Wheeler [1]	15,000	495,300
Jacobs Engineering Group [1]	5,700	359,043
KBR	929,800	29,651,322
Layne Christensen [1,3]	101,200	1,728,496
MYR Group [1]	37,000	927,960
Pike Corporation [1]	61,558	650,668
Sterling Construction [1]	244,671	2,869,991

		82,079,700

Electrical Equipment - 2.5%
AZZ	215,958	10,551,708
Brady Corporation Cl. A	614,600	19,009,578
Encore Wire	319,079	17,294,082
EnerSys	124,600	8,733,214
Franklin Electric	923,000	41,202,720
Global Power Equipment Group	679,105	13,290,085
GrafTech International [1,3]	1,629,806	18,302,721
Powell Industries	377,031	25,257,307
Preformed Line Products [2]	349,478	25,567,810

		179,209,225

Industrial Conglomerates - 0.5%
Carlisle Companies	24,900	1,977,060
Raven Industries	773,570	31,824,670

		33,801,730

Machinery - 7.7%
Alamo Group	341,057	20,698,749
Astec Industries	51,312	1,982,183
Briggs & Stratton	252,600	5,496,576
Chart Industries [1]	19,500	1,864,980
CIRCOR International	414,752	33,503,667
CLARCOR	517,500	33,301,125
Columbus McKinnon [1]	166,550	4,520,167
Donaldson Company	715,400	31,091,284
Foster (L.B.) Company	181,898	8,601,956
FreightCar America	33,700	897,094
Gorman-Rupp Company (The)	62,166	2,078,209
Graco	539,449	42,141,756
Graham Corporation	95,248	3,456,550
Hurco Companies	30,552	764,106
IDEX Corporation	343,500	25,367,475
Kadant	74,800	3,030,896
Kennametal	1,104,698	57,521,625
Lincoln Electric Holdings	425,460	30,352,316
Lindsay Corporation	36,100	2,987,275
Miller Industries	125,443	2,337,003
Nordson Corporation	379,400	28,189,420
Proto Labs [1]	75,110	5,346,330
RBC Bearings [1]	675,100	47,763,325
Standex International	33,600	2,112,768
Sun Hydraulics	513,700	20,974,371
Tennant Company	562,000	38,109,220
Valmont Industries	276,000	41,157,120
WABCO Holdings [1]	354,100	33,076,481
Wabtec Corporation	478,422	35,532,402

		564,256,429

Marine - 0.1%
Kirby Corporation [1]	106,800	10,599,900

Professional Services - 3.5%
Acacia Research	1,646,516	23,940,343
Advisory Board (The) [1]	706,400	44,976,488
Barrett Business Services	160,800	14,912,592
Corporate Executive Board	402,500	31,165,575
CRA International [1]	470,448	9,314,870
Exponent	257,639	19,951,564
GP Strategies [1]	96,615	2,878,161
Heidrick & Struggles International	14,632	294,688
Huron Consulting Group [1]	3,000	188,160
Korn/Ferry International [1]	50,000	1,306,000
ManpowerGroup	357,230	30,671,768
On Assignment [1]	85,000	2,968,200
Robert Half International	476,400	20,004,036
Towers Watson & Co. Cl. A	370,200	47,241,222
TrueBlue [1]	287,700	7,416,906

		257,230,573

Road & Rail - 1.0%
Knight Transportation	401,100	7,356,174
Landstar System	571,800	32,849,910
Marten Transport	51,750	1,044,832
Patriot Transportation Holding [1]	254,400	10,560,144
Universal Truckload Services	685,784	20,923,270

		72,734,330

Trading Companies & Distributors - 1.4%
Air Lease Cl. A	594,800	18,486,384
Applied Industrial Technologies	930,490	45,677,754
MSC Industrial Direct Cl. A	473,100	38,259,597

		102,423,735

Transportation Infrastructure - 0.4%
Wesco Aircraft Holdings [1]	1,233,187	27,031,459

Total (Cost $959,573,960)		1,858,838,504

Information Technology – 20.2%
Communications Equipment - 1.6%
ADTRAN	1,149,565	31,049,751
Bel Fuse Cl. B	25,937	552,717
Black Box	142,502	4,246,560
†BlackBerry [1,3]	55,000	409,750
CalAmp Corporation [1]	52,100	1,457,237
Digi International [1]	388,644	4,710,365
Emulex Corporation [1]	20,000	143,200
Finisar Corporation [1]	74,000	1,770,080
Harmonic [1]	150,000	1,107,000
NETGEAR [1]	1,204,618	39,680,117
Oplink Communications [1]	68,467	1,273,486
Plantronics	376,902	17,507,098
Polycom [1]	165,000	1,852,950

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 49

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
TESSCO Technologies	209,781	$8,458,370

		114,218,681

Computers & Peripherals - 0.9%
Diebold	863,500	28,504,135
Intevac [1]	186,700	1,387,181
Qumu Corporation [1]	153,000	1,958,400
†Silicon Graphics International [1,3]	124,600	1,670,886
Stratasys [1]	247,435	33,329,494
Western Digital	6,400	536,960

		67,387,056

Electronic Equipment, Instruments & Components - 8.2%
Anixter International	353,264	31,737,238
Avnet	8,300	366,113
AVX Corporation	1,466,821	20,432,817
Badger Meter	273,514	14,906,513
Benchmark Electronics [1]	918,700	21,203,596
Cognex Corporation [1]	974,890	37,221,300
Coherent [1]	639,200	47,550,088
Dolby Laboratories Cl. A [1]	726,950	28,031,192
DTS [1,2]	1,044,829	25,054,999
Electro Rent	77,074	1,427,411
Fabrinet [1]	1,727,113	35,509,443
FARO Technologies [1]	378,900	22,089,870
FEI Company	12,750	1,139,340
FLIR Systems	906,600	27,288,660
Hollysys Automation Technologies [1]	225,800	4,274,394
IPG Photonics [1]	653,230	50,697,180
Key Tronic [1,2]	697,735	7,689,040
Littelfuse	9,822	912,758
LRAD Corporation [1,3]	815,044	1,532,283
Maxwell Technologies [1]	71,723	557,288
Methode Electronics	5,269	180,147
MTS Systems	533,974	38,045,648
National Instruments	1,266,700	40,559,734
Newport Corporation [1]	1,636,722	29,575,567
Park Electrochemical	32,200	924,784
Plexus Corporation [1]	748,800	32,415,552
Pulse Electronics [1,3]	223,173	644,970
Richardson Electronics	127,551	1,448,979
Rofin-Sinar Technologies [1]	1,000,768	27,040,751
Rogers Corporation [1]	174,842	10,752,783
TTM Technologies [1]	300,000	2,574,000
Vishay Intertechnology [1,3]	2,589,209	34,332,911
Vishay Precision Group [1]	21,200	315,668
Zygo Corporation [1]	34,900	515,822

		598,948,839

Internet Software & Services - 0.2%
CoStar Group [1]	25,000	4,614,500
RealNetworks [1]	70,450	531,897
Responsys [1]	150,000	4,111,500
†Shutterstock [1,3]	20,000	1,672,600
Stamps.com [1]	18,600	783,060
Support.com [1]	820,905	3,111,230
United Online	28,971	398,641
†Vistaprint [1,3]	38,723	2,201,403

		17,424,831

IT Services - 2.7%
Computer Task Group	361,272	6,828,041
Convergys Corporation	878,831	18,499,392
CoreLogic [1]	319,000	11,334,070
Fiserv [1]	5,000	295,250
Forrester Research	312,400	11,952,424
Hackett Group (The)	649,896	4,035,854
†Innodata [1]	169,488	415,246
ManTech International Cl. A	937,670	28,064,463
MAXIMUS	696,500	30,639,035
MoneyGram International [1]	1,061,539	22,058,780
Sapient Corporation [1]	1,881,000	32,654,160
ServiceSource International [1]	815,761	6,836,077
Sykes Enterprises [1]	187,902	4,098,143
Syntel [1]	197,700	17,980,815

		195,691,750

Office Electronics - 0.3%
Zebra Technologies Cl. A [1]	448,211	24,239,251

Semiconductors & Semiconductor Equipment - 3.7%
Advanced Energy Industries [1]	646,214	14,772,452
Aixtron ADR [1,3]	132,126	1,918,469
Amtech Systems [1]	149,000	1,037,040
ATMI [1]	298,348	9,013,093
Cabot Microelectronics [1]	550,939	25,177,912
Cirrus Logic [1,3]	375,500	7,671,465
Diodes [1]	1,288,300	30,352,348
Entegris [1]	296,200	3,435,920
Entropic Communications [1]	121,953	574,399
Exar Corporation [1]	824,441	9,720,159
Fairchild Semiconductor International [1]	1,136,800	15,176,280
Integrated Device Technology [1]	300,000	3,057,000
Integrated Silicon Solution [1]	447,433	5,409,465
International Rectifier [1]	844,009	22,003,315
IXYS Corporation	891,892	11,567,839
Kulicke & Soffa Industries [1]	139,400	1,854,020
LTX-Credence Corporation [1]	92,900	742,271
Micrel	1,080,800	10,667,496
MKS Instruments	960,100	28,745,394
Nanometrics [1]	298,571	5,687,778
OmniVision Technologies [1]	301,700	5,189,240
Photronics [1]	189,260	1,709,018
Rudolph Technologies [1]	101,722	1,194,216
Silicon Motion Technology ADR	111,600	1,579,140
Skyworks Solutions [1]	9,700	277,032
STR Holdings [1,3]	90,000	141,300
Supertex [1]	334,000	8,366,700
Synaptics [1,3]	217,200	11,253,132
Teradyne [1,3]	976,496	17,205,860
Tessera Technologies	79,300	1,563,003
TriQuint Semiconductor [1]	252,446	2,105,400
Veeco Instruments [1]	217,400	7,154,634

		266,322,790

50 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Information Technology (continued)
Software - 2.6%
Accelrys [1]	82,850	$790,389
ACI Worldwide [1]	453,700	29,490,500
Actuate Corporation [1]	213,572	1,646,640
American Software Cl. A	181,124	1,787,694
ANSYS [1]	377,900	32,952,880
Blackbaud	676,691	25,477,416
†Ellie Mae [1,3]	177,700	4,774,799
†Envivio [1,3]	150,098	510,333
FactSet Research Systems	110,900	12,041,522
Fair Isaac	481,600	30,263,744
Manhattan Associates [1]	244,349	28,706,121
Mentor Graphics	4,500	108,315
MICROS Systems [1]	3,100	177,847
Monotype Imaging Holdings	668,400	21,295,224

		190,023,424

Total (Cost $991,156,930)		1,474,256,622

Materials – 8.8%
Chemicals - 3.1%
Balchem Corporation	434,700	25,516,890
Cabot Corporation	481,700	24,759,380
Hawkins	29,617	1,101,456
Innophos Holdings	199,547	9,697,984
Innospec	996,382	46,052,776
Intrepid Potash [1]	108,000	1,710,720
KMG Chemicals	66,600	1,124,874
Minerals Technologies	267,432	16,064,640
OM Group [1]	106,100	3,863,101
Quaker Chemical	389,088	29,987,012
Schulman (A.)	269,690	9,509,270
Stepan Company	315,814	20,726,873
Westlake Chemical	300,900	36,730,863

		226,845,839

Construction Materials - 0.2%
Ash Grove Cement [4]	50,018	9,803,528

Containers & Packaging - 0.9%
AptarGroup	547,800	37,146,318
Greif Cl. A	536,468	28,110,923
UFP Technologies [1]	40,198	1,013,794

		66,271,035

Metals & Mining - 4.2%
Agnico Eagle Mines	30,000	791,400
Allegheny Technologies	613,046	21,842,829
Carpenter Technology	42,900	2,668,380
Commercial Metals	338,700	6,885,771
Compass Minerals International	182,726	14,627,216
Franco-Nevada Corporation	66,200	2,696,988
Geodrill [1]	497,300	346,436
Globe Specialty Metals	1,431,803	25,786,772
Haynes International	583,795	32,248,836
Hecla Mining	228,300	703,164
Horsehead Holding Corporation [1]	588,700	9,542,827
Major Drilling Group International	2,147,200	15,544,333
Olympic Steel	129,000	3,738,420
Pan American Silver	127,600	1,492,920
†Pretium Resources [1]	2,302,187	11,876,663
Reliance Steel & Aluminum	972,320	73,740,749
Schnitzer Steel Industries Cl. A	617,810	20,183,853
Seabridge Gold [1]	1,930,404	14,091,949
Sims Metal Management ADR [1,4]	1,719,470	16,575,691
Steel Dynamics	383,521	7,494,000
Universal Stainless & Alloy Products [1]	70,000	2,524,200
Worthington Industries	523,733	22,038,685

		307,442,082

Paper & Forest Products - 0.4%
Glatfelter	5,000	138,200
Stella-Jones	1,203,100	30,863,238

		31,001,438

Total (Cost $459,158,173)		641,363,922

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [1]	601,500	6,971,385

Total (Cost $5,026,491)		6,971,385

Utilities – 0.0%
Gas Utilities - 0.0%
UGI Corporation	9,900	410,454

Total (Cost $411,457)		410,454

Miscellaneous [5] – 3.8%
Total (Cost $246,487,430)		274,958,912

TOTAL COMMON STOCKS
(Cost $4,386,250,376)		7,119,448,890

REPURCHASE AGREEMENT – 2.3%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $165,200,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 9/30/19, valued at
$168,508,138)
(Cost $165,200,000)		165,200,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.7%
U.S. Treasury Bills
due 4/3/14-12/11/14	$2,425,828	2,425,863
U.S. Treasury Bonds
2.125%-5.375%
due 2/15/31-2/15/40	3,680,423	3,746,723
U.S. Treasury Notes
0.125%-4.125%
due 2/15/14-7/15/23	35,665,051	35,790,702

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 51

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED (continued)
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)	$86,323,156

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $128,286,444)	128,286,444

TOTAL INVESTMENTS – 101.7%
(Cost $4,679,736,820)	7,412,935,334

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.7)%	(126,075,650)

NET ASSETS – 100.0%	$7,286,859,684

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 95.9%

Consumer Discretionary – 16.1%
Auto Components - 1.1%
Drew Industries	152,978	$7,832,474
Fuel Systems Solutions [1]	97,971	1,358,858

		9,191,332

Diversified Consumer Services - 3.2%
American Public Education [1]	193,930	8,430,137
Capella Education	158,300	10,517,452
†JTH Holding Cl. A [1,3]	61,034	1,483,126
Lincoln Educational Services [2]	1,295,222	6,450,206

		26,880,921

Household Durables - 0.9%
Cavco Industries [1]	107,810	7,406,547

Internet & Catalog Retail - 0.2%
Vitacost.com [1]	353,400	2,046,186

Leisure Equipment & Products - 1.8%
†Black Diamond [1,3]	169,800	2,263,434
Callaway Golf	588,654	4,962,353
†LeapFrog Enterprises Cl. A [1,3]	461,100	3,661,134
†Smith & Wesson Holding Corporation [1,3]	350,165	4,723,726

		15,610,647

Media - 0.2%
Saraiva S/A Livreiros Editores	156,700	1,724,912

Specialty Retail - 7.5%
Buckle (The)	121,275	6,374,214
Cato Corporation (The) Cl. A	208,250	6,622,350
Citi Trends [1]	436,324	7,417,508
†Destination Maternity	260,456	7,782,425
hhgregg [1,3]	195,547	2,731,792
Kirkland’s [1]	328,769	7,781,962
Shoe Carnival	378,014	10,966,186
Stein Mart	671,484	9,031,460
Zumiez [1]	187,600	4,877,600

		63,585,497

Textiles, Apparel & Luxury Goods - 1.2%
Culp	155,138	3,172,572
Perry Ellis International [1]	425,748	6,722,561

		9,895,133

Total (Cost $97,548,868)		136,341,175

Consumer Staples – 1.0%
Beverages - 0.1%
†Truett-Hurst Cl. A [1,2,3]	191,900	800,223

Food Products - 0.6%
Asian Citrus Holdings	4,092,900	1,124,264
Sipef	46,948	3,726,631
Waterloo Investment Holdings [1,6]	2,760,860	411,368

		5,262,263

Personal Products - 0.3%
†Medifast [1]	98,800	2,581,644

Total (Cost $7,470,614)		8,644,130

52 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Energy – 7.8%
Energy Equipment & Services - 6.2%
Canadian Energy Services & Technology	141,200	$3,073,235
Dawson Geophysical [1]	125,333	4,238,762
Geospace Technologies [1]	9,116	864,470
Gulf Island Fabrication	335,944	7,800,620
Lamprell [1]	815,056	1,892,943
Natural Gas Services Group [1]	269,649	7,434,223
Tesco Corporation [1]	477,100	9,437,038
TGC Industries [1]	973,772	7,108,536
Total Energy Services	534,100	10,367,749

		52,217,576

Oil, Gas & Consumable Fuels - 1.6%
Contango Oil & Gas [1]	51,073	2,413,710
Gran Tierra Energy [1]	256,800	1,877,208
Renewable Energy Group [1]	75,374	863,786
Sprott Resource	1,645,800	3,594,499
Triangle Petroleum [1]	636,363	5,294,540

		14,043,743

Total (Cost $37,563,519)		66,261,319

Financials – 7.5%
Capital Markets - 3.5%
FBR & Co. [1]	228,334	6,023,451
Gluskin Sheff + Associates	91,600	2,216,164
GMP Capital	515,600	3,407,401
INTL FCStone [1]	353,455	6,553,056
†JMP Group	348,749	2,580,743
†Silvercrest Asset Management
Group Cl. A	170,200	2,901,910
U.S. Global Investors Cl. A	381,749	969,642
Westwood Holdings Group	87,372	5,409,200

		30,061,567

Commercial Banks - 1.1%
BCB Holdings [1]	2,760,860	662,918
†John Marshall Bank [1,4]	64,700	899,330
Pacific Continental	296,897	4,732,538
†TriState Capital Holdings [1]	229,157	2,717,802

		9,012,588

Diversified Financial Services - 0.4%
†PICO Holdings [1]	133,823	3,092,650

Insurance - 0.2%
Navigators Group (The) [1]	34,164	2,157,798

Real Estate Management & Development - 2.3%
AV Homes [1]	161,500	2,934,455
Brasil Brokers Participacoes	1,099,600	2,726,570
Kennedy-Wilson Holdings	450,581	10,025,427
Midland Holdings	7,132,400	3,440,050

		19,126,502

Total (Cost $50,201,055)		63,451,105

Health Care – 10.2%
Biotechnology - 1.0%
†BIND Therapeutics [1,3]	32,000	482,880
Burcon NutraScience [1]	279,600	810,840
Dyax Corporation [1]	467,319	3,518,912
Halozyme Therapeutics [1,3]	38,275	573,742
Lexicon Pharmaceuticals [1]	1,678,871	3,021,968

		8,408,342

Health Care Equipment & Supplies - 5.3%
Cerus Corporation [1]	814,254	5,251,938
CryoLife	285,855	3,170,132
Cynosure Cl. A [1]	146,269	3,902,457
†EnteroMedics [1,3]	750,000	1,530,000
Exactech [1]	189,514	4,502,853
†LDR Holding Corporation [1,3]	5,900	139,240
Merit Medical Systems [1]	241,420	3,799,951
RTI Surgical [1]	461,500	1,633,710
SurModics [1]	230,722	5,627,310
Syneron Medical [1]	672,374	8,270,200
Trinity Biotech ADR Cl. A	125,020	3,143,003
ZELTIQ Aesthetics [1,3]	241,572	4,568,126

		45,538,920

Health Care Providers & Services - 2.5%
†Bio-Reference Laboratories [1,3]	69,900	1,785,246
CorVel Corporation [1]	115,565	5,396,886
IPC The Hospitalist [1]	34,234	2,033,157
PDI [1]	491,819	2,365,649
U.S. Physical Therapy	272,440	9,606,234

		21,187,172

Life Sciences Tools & Services - 0.3%
Furiex Pharmaceuticals [1]	55,607	2,336,050

Pharmaceuticals - 1.1%
Unichem Laboratories	637,279	2,009,044
Vetoquinol	112,865	4,766,737
Zogenix [1,3]	746,000	2,566,240

		9,342,021

Total (Cost $50,945,015)		86,812,505

Industrials – 23.7%
Aerospace & Defense - 0.7%
AeroVironment [1]	102,000	2,971,260
American Science & Engineering	42,418	3,050,278

		6,021,538

Building Products - 2.1%
AAON	155,166	4,957,554
Quanex Building Products	340,500	6,782,760
WaterFurnace Renewable Energy	282,800	6,386,794

		18,127,108

Commercial Services & Supplies - 1.8%
Courier Corporation	196,782	3,559,786
Ennis	454,251	8,040,243
Heritage-Crystal Clean [1]	98,580	2,019,904
†Hudson Technologies [1,3]	450,904	1,668,345

		15,288,278

Construction & Engineering - 2.5%
Layne Christensen [1]	335,960	5,738,197
†MYR Group [1]	200,700	5,033,556
Severfield-Rowen [1]	4,975,958	4,964,562

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 53

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Industrials (continued)
Construction & Engineering (continued)
Sterling Construction [1]	433,948	$5,090,210

		20,826,525

Electrical Equipment - 3.0%
Global Power Equipment Group	510,812	9,996,591
Graphite India	3,227,991	4,174,913
LSI Industries	840,136	7,283,979
Powell Industries	62,300	4,173,477

		25,628,960

Machinery - 6.7%
AIA Engineering	309,087	2,389,047
†CIRCOR International	31,259	2,525,102
Foster (L.B.) Company	172,856	8,174,360
FreightCar America	330,009	8,784,839
Gorman-Rupp Company (The)	88,713	2,965,676
Graham Corporation	224,187	8,135,746
Kadant	183,516	7,436,068
Key Technology [1,2]	370,814	5,313,765
RBC Bearings [1]	64,869	4,589,482
Semperit AG Holding	133,778	6,624,459

		56,938,544

Professional Services - 3.6%
CRA International [1]	299,783	5,935,704
Exponent	54,335	4,207,702
GP Strategies [1]	303,918	9,053,717
Kforce	241,658	4,944,323
†Resources Connection	464,200	6,651,986

		30,793,432

Road & Rail - 2.8%
Marten Transport	554,471	11,194,770
Patriot Transportation Holding [1]	296,869	12,323,032

		23,517,802

Trading Companies & Distributors - 0.5%
Houston Wire & Cable	297,600	3,981,888

Total (Cost $142,254,352)		201,124,075

Information Technology – 15.2%
Communications Equipment - 2.0%
Ceragon Networks [1,3]	586,700	1,742,499
COM DEV International [1]	432,800	1,523,815
Digi International [1]	384,834	4,664,188
KVH Industries [1]	373,300	4,864,099
Parrot [1]	68,200	1,857,689
†Procera Networks [1,3]	150,700	2,263,514

		16,915,804

Computers & Peripherals - 1.1%
Avid Technology [1]	159,343	1,298,646
Super Micro Computer [1]	470,231	8,069,164
Xyratex	28,600	380,094

		9,747,904

Electronic Equipment, Instruments & Components - 2.0%
Electro Rent	190,400	3,526,208
Fabrinet [1]	330,945	6,804,229
GSI Group [1]	503,400	5,658,216
†Neonode [1,3]	166,296	1,050,991

		17,039,644

Internet Software & Services - 0.8%
QuinStreet [1]	505,200	4,390,188
World Energy Solutions [1]	457,400	1,966,820

		6,357,008

IT Services - 0.6%
CSE Global	2,776,500	1,683,127
EPAM Systems [1]	99,917	3,491,100

		5,174,227

Semiconductors & Semiconductor Equipment - 6.8%
Advanced Energy Industries [1]	232,274	5,309,784
ATMI [1]	352,100	10,636,941
AXT [1]	1,348,164	3,518,708
†Brooks Automation	603,400	6,329,666
Cascade Microtech [1]	15,194	141,608
GSI Technology [1]	776,061	5,153,045
Integrated Silicon Solution [1]	679,000	8,209,110
†LTX-Credence Corporation [1]	491,961	3,930,768
M/A-COM Technology Solutions Holdings [1]	246,658	4,190,720
†Photronics [1]	314,500	2,839,935
Rudolph Technologies [1]	92,565	1,086,713
Sigma Designs [1]	958,842	4,525,734
Ultra Clean Holdings [1]	185,257	1,858,128

		57,730,860

Software - 1.9%
Monotype Imaging Holdings	212,487	6,769,836
TeleNav [1]	464,900	3,063,691
VASCO Data Security International [1]	776,009	5,998,549

		15,832,076

Total (Cost $104,662,588)		128,797,523

Materials – 9.3%
Chemicals - 2.4%
†BioAmber [1,3]	62,312	466,094
C. Uyemura & Co.	50,300	2,197,132
FutureFuel Corporation	283,100	4,472,980
LSB Industries [1]	64,600	2,649,892
Quaker Chemical	92,160	7,102,771
Societe Internationale de Plantations d’Heveas	44,237	3,109,783

		19,998,652

Metals & Mining - 6.9%
Alamos Gold	237,900	2,882,347
Argonaut Gold [1]	187,500	939,044
Bear Creek Mining [1]	674,600	927,198
Endeavour Mining [1]	1,312,600	593,126
Endeavour Silver [1,3]	951,100	3,452,493
Geodrill [1]	1,912,300	1,332,174
Gold Standard Ventures [1,3]	1,290,000	877,200
Goldgroup Mining [1]	1,340,000	100,918
Haynes International	118,830	6,564,169

54 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Horsehead Holding Corporation [1]	513,071	$8,316,881
Imdex	1,170,165	647,801
Lumina Copper [1]	440,000	2,605,413
McEwen Mining [1,3]	1,577,704	3,092,300
Olympic Steel	300,959	8,721,792
Pilot Gold [1]	2,864,500	2,319,106
Quaterra Resources [1]	1,885,000	188,500
Silvercorp Metals	730,200	1,672,158
Synalloy Corporation	175,942	2,702,469
Universal Stainless & Alloy Products [1]	278,152	10,030,161
Western Copper and Gold [1]	1,471,000	1,029,700

		58,994,950

Total (Cost $74,934,217)		78,993,602

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	3,498,400	971,549

Total (Cost $4,304,472)		971,549

Miscellaneous [5] – 5.0%
Total (Cost $38,216,931)		42,064,227

TOTAL COMMON STOCKS
(Cost $608,101,631)		813,461,210

REPURCHASE AGREEMENT – 4.9%

Fixed Income Clearing Corporation, 0.00% dated 12/31/13, due 1/2/14, maturity value $41,674,000 (collateralized by obligations of various U.S. Government Agencies, 0.50%-5.25% due 4/18/16-5/31/18, valued at $42,508,075)

(Cost $41,674,000)		41,674,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $26,212,865)		26,212,865

TOTAL INVESTMENTS – 103.9%
(Cost $675,988,496)		881,348,075

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.9)%		(33,147,280)

NET ASSETS – 100.0%		$848,200,795

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 96.6%

Consumer Discretionary – 11.0%
Automobiles - 3.3%
Thor Industries [2]	4,216,757	$232,891,489

Distributors - 1.3%
Pool Corporation	1,540,300	89,553,042

Diversified Consumer Services - 1.8%
Sotheby’s	1,783,694	94,892,521
Strayer Education [1,2,3]	1,018,485	35,107,178

		129,999,699

Media - 1.3%
Morningstar	1,171,500	91,482,435

Specialty Retail - 1.3%
Buckle (The)	1,730,836	90,972,740

Textiles, Apparel & Luxury Goods - 2.0%
Columbia Sportswear	1,071,813	84,405,274
Wolverine World Wide	1,779,074	60,417,353

		144,822,627

Total (Cost $494,222,239)		779,722,032

Consumer Staples – 5.8%
Food Products - 2.8%
Cal-Maine Foods [2]	1,721,686	103,697,148
Sanderson Farms [2]	1,329,008	96,127,148

		199,824,296

Personal Products - 3.0%
Nu Skin Enterprises Cl. A	1,500,494	207,398,281

Total (Cost $111,204,686)		407,222,577

Energy – 8.2%
Energy Equipment & Services - 8.2%
Ensign Energy Services	7,128,000	112,263,064
Pason Systems	4,016,300	86,885,925
SEACOR Holdings [1]	735,065	67,037,928
Tidewater	1,124,127	66,627,007
Trican Well Service [2]	8,077,100	98,696,878
Unit Corporation [1,2]	2,810,073	145,055,968

Total (Cost $368,126,700)		576,566,770

Financials – 10.0%
Capital Markets - 5.1%
Affiliated Managers Group [1]	288,700	62,613,256
†Artisan Partners Asset Management Cl. A	450,536	29,370,442
Federated Investors Cl. B	3,939,300	113,451,840
Partners Group Holding	91,613	24,432,187
Stifel Financial [1]	2,690,777	128,942,034

		358,809,759

Insurance - 3.0%
Alleghany Corporation [1]	459,525	183,791,619
ProAssurance Corporation	573,298	27,793,487

		211,585,106

Real Estate Management & Development - 1.9%
Jones Lang LaSalle	1,066,203	109,168,525

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 55

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
St. Joe Company (The) [1,3]	1,574,700	$30,218,493

		139,387,018

Total (Cost $415,534,044)		709,781,883

Health Care – 5.8%
Biotechnology - 1.9%
Myriad Genetics [1,2,3]	6,343,965	133,096,386

Health Care Equipment & Supplies - 1.2%
IDEXX Laboratories [1]	827,200	87,989,264

Life Sciences Tools & Services - 1.2%
PerkinElmer	1,983,200	81,767,336

Pharmaceuticals - 1.5%
†Medicines Company (The) [1]	2,753,525	106,341,135

Total (Cost $287,060,938)		409,194,121

Industrials – 24.5%
Air Freight & Logistics - 1.6%
Forward Air	1,363,628	59,876,905
UTi Worldwide	3,244,700	56,976,932

		116,853,837

Building Products - 1.4%
Simpson Manufacturing [2]	2,705,933	99,388,919

Commercial Services & Supplies - 3.2%
Copart [1]	3,158,100	115,744,365
Ritchie Bros. Auctioneers	4,697,750	107,719,408

		223,463,773

Construction & Engineering - 1.4%
EMCOR Group	2,291,400	97,247,016

Electrical Equipment - 1.7%
Brady Corporation Cl. A	1,602,363	49,561,088
GrafTech International [1,3]	6,144,076	68,997,973

		118,559,061

Machinery - 9.9%
Kennametal	1,563,500	81,411,445
Lincoln Electric Holdings	2,872,370	204,914,876
Rational	56,866	18,861,378
Semperit AG Holding [2]	1,917,496	94,951,140
Valmont Industries	672,800	100,327,936
Wabtec Corporation	361,274	26,831,820
Woodward [2]	3,806,024	173,592,755

		700,891,350

Marine - 0.3%
Kirby Corporation [1]	229,835	22,811,124

Professional Services - 2.0%
†Acacia Research [2]	3,152,289	45,834,282
Towers Watson & Co. Cl. A	743,521	94,880,715

		140,714,997

Road & Rail - 1.4%
Landstar System	1,675,300	96,245,985

Trading Companies & Distributors - 1.6%
Air Lease Cl. A	1,254,760	38,997,941
MSC Industrial Direct Cl. A	952,284	77,011,207

		116,009,148

Total (Cost $926,135,200)		1,732,185,210

Information Technology – 18.9%
Communications Equipment - 1.0%
ADTRAN	2,619,434	70,750,912

Electronic Equipment, Instruments & Components - 6.1%
Anixter International	980,700	88,106,088
Benchmark Electronics [1,2]	2,843,900	65,637,212
Cognex Corporation [1]	3,544,914	135,344,816
FEI Company	127,044	11,352,652
National Instruments	4,147,101	132,790,174

		433,230,942

IT Services - 2.3%
Gartner [1]	1,000,700	71,099,735
Jack Henry & Associates	1,586,640	93,944,955

		165,044,690

Office Electronics - 1.8%
Zebra Technologies Cl. A [1]	2,323,325	125,645,416

Semiconductors & Semiconductor Equipment - 5.8%
Cabot Microelectronics [1,2]	1,720,272	78,616,431
†Cirrus Logic [1,2,3]	4,420,181	90,304,298
Fairchild Semiconductor International [1,2]	6,833,112	91,222,045
MKS Instruments [2]	3,071,910	91,972,985
Veeco Instruments [1]	1,643,164	54,076,527

		406,192,286

Software - 1.9%
Fair Isaac	1,732,600	108,876,584
SimCorp	664,700	26,170,015

		135,046,599

Total (Cost $839,769,530)		1,335,910,845

Materials – 11.0%
Chemicals - 3.8%
Cabot Corporation	1,675,800	86,136,120
Westlake Chemical	1,455,555	177,679,599

		263,815,719

Metals & Mining - 6.8%
Globe Specialty Metals [2]	5,532,472	99,639,821
Pan American Silver [2]	8,194,097	95,870,935
Reliance Steel & Aluminum	2,379,800	180,484,032
Schnitzer Steel Industries Cl. A [2]	2,008,038	65,602,602
Silver Standard Resources [1,2,3]	4,115,069	28,640,880
Sims Metal Management ADR [1,4]	1,248,571	12,036,224

		482,274,494

Paper & Forest Products - 0.4%
Stella-Jones	1,139,212	29,224,313

Total (Cost $554,764,571)		775,314,526

Miscellaneous [5] – 1.4%
Total (Cost $91,115,467)		96,968,231

56 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

VALUE
TOTAL COMMON STOCKS
(Cost $4,087,933,375)	$6,822,866,195

REPURCHASE AGREEMENT – 3.7%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $260,913,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00%-1.375% due 9/30/19-1/31/20,
valued at $266,131,625)
(Cost $260,913,000)	260,913,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $232,758,018)	232,758,018

TOTAL INVESTMENTS – 103.6%
(Cost $4,581,604,393)	7,316,537,213

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.6)%	(251,123,026)

NET ASSETS – 100.0%	$7,065,414,187

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 98.9%

Consumer Discretionary – 11.8%
Automobiles - 2.1%
Thor Industries	541,803	$29,923,780

Diversified Consumer Services - 1.4%
Universal Technical Institute [2]	1,468,679	20,429,325

Media - 0.7%
Pico Far East Holdings	30,000,000	10,484,505

Specialty Retail - 7.6%
Buckle (The)	534,575	28,097,262
Cato Corporation (The) Cl. A	452,350	14,384,730
Chico’s FAS	781,000	14,714,040
Finish Line (The) Cl. A	297,400	8,377,758
GameStop Corporation Cl. A	400,000	19,704,000
Lewis Group	1,443,747	9,758,023
Luk Fook Holdings (International)	3,977,800	15,132,907

		110,168,720

Total (Cost $96,609,077)		171,006,330

Consumer Staples – 4.0%
Food Products - 2.5%
Asian Citrus Holdings	28,018,000	7,696,161
Industrias Bachoco ADR	695,850	28,021,879

		35,718,040

Personal Products - 1.5%
Nu Skin Enterprises Cl. A	154,729	21,386,643

Total (Cost $32,431,961)		57,104,683

Energy – 12.8%
Energy Equipment & Services - 12.3%
C&J Energy Services [1,3]	416,246	9,615,283
Calfrac Well Services	986,100	28,777,689
Ensign Energy Services	504,100	7,939,367
Lamprell [1]	2,282,838	5,301,822
Pason Systems	952,550	20,606,824
Tesco Corporation [1]	979,216	19,368,893
TGS-NOPEC Geophysical	435,000	11,532,488
Total Energy Services	1,016,700	19,735,800
Trican Well Service	2,349,800	28,713,019
Unit Corporation [1]	519,600	26,821,752

		178,412,937

Oil, Gas & Consumable Fuels - 0.5%
Sprott Resource	2,980,100	6,508,667

Total (Cost $97,568,108)		184,921,604

Financials – 13.5%
Capital Markets - 9.3%
Ashmore Group	3,730,363	24,789,482
Federated Investors Cl. B	846,900	24,390,720
INTL FCStone [1]	509,900	9,453,546
Jupiter Fund Management	2,421,349	15,437,086
Sprott	9,859,700	24,318,582
Stifel Financial [1]	122,714	5,880,455

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 57

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Value Partners Group	39,084,500	$30,292,592

		134,562,463

Real Estate Management & Development - 4.2%
Brasil Brokers Participacoes	2,000,000	4,959,203
E-House (China) Holdings ADR	1,277,072	19,258,246
†Gladstone Land [2]	501,200	8,119,440
Kennedy-Wilson Holdings	1,300,830	28,943,467

		61,280,356

Total (Cost $160,727,041)		195,842,819

Health Care – 4.1%
Biotechnology - 1.7%
Myriad Genetics [1,3]	1,173,437	24,618,708

Pharmaceuticals - 2.4%
†Medicines Company (The) [1]	730,537	28,213,339
Recordati	324,800	4,673,812
VIVUS [1,3]	258,000	2,342,640

		35,229,791

Total (Cost $37,360,370)		59,848,499

Industrials – 12.8%
Aerospace & Defense - 1.4%
Orbital Sciences [1]	902,523	21,028,786

Building Products - 1.3%
WaterFurnace Renewable Energy [2]	814,500	18,394,780

Commercial Services & Supplies - 2.0%
Ennis	665,562	11,780,447
Moshi Moshi Hotline	1,575,600	16,861,658

		28,642,105

Construction & Engineering - 0.7%
Raubex Group	4,619,801	9,578,710

Electrical Equipment - 2.1%
GrafTech International [1,3]	2,366,176	26,572,156
Powell Industries	50,148	3,359,415

		29,931,571

Marine - 1.1%
†Clarkson	500,000	16,567,779

Professional Services - 3.8%
†Acacia Research	1,356,647	19,725,648
Kforce	448,774	9,181,916
Korn/Ferry International [1]	667,740	17,441,369
Resources Connection	132,300	1,895,859
TrueBlue [1]	262,494	6,767,095

		55,011,887

Road & Rail - 0.4%
Heartland Express	206,545	4,052,413
Universal Truckload Services	71,344	2,176,705

		6,229,118

Total (Cost $146,367,037)		185,384,736

Information Technology – 23.9%
Communications Equipment - 3.6%
ADTRAN	640,400	17,297,204
ARRIS Group [1]	438,671	10,688,219
†Infinera Corporation [1,3]	350,000	3,423,000
KVH Industries [1]	539,615	7,031,183
NETGEAR [1]	399,300	13,152,942

		51,592,548

Computers & Peripherals - 0.3%
Xyratex	323,266	4,296,205

Electronic Equipment, Instruments & Components - 3.5%
AVX Corporation	742,847	10,347,859
GSI Group [1]	163,285	1,835,324
TTM Technologies [1]	2,332,635	20,014,008
Vishay Intertechnology [1]	1,456,550	19,313,853

		51,511,044

IT Services - 3.1%
Convergys Corporation	1,285,730	27,064,616
TeleTech Holdings [1]	751,673	17,995,052

		45,059,668

Semiconductors & Semiconductor Equipment - 13.4%
Advanced Energy Industries [1]	451,400	10,319,004
Aixtron ADR [1]	201,990	2,932,895
ATMI [1]	655,967	19,816,763
Brooks Automation	506,482	5,312,996
Cirrus Logic [1,3]	1,378,300	28,158,669
Fairchild Semiconductor International [1]	2,191,139	29,251,706
International Rectifier [1]	812,213	21,174,393
Lam Research [1]	98,800	5,379,660
MKS Instruments	937,627	28,072,552
OmniVision Technologies [1]	1,120,191	19,267,285
Teradyne [1,3]	1,412,975	24,896,620

		194,582,543

Total (Cost $248,261,757)		347,042,008

Materials – 14.5%
Chemicals - 0.5%
Intrepid Potash [1]	454,700	7,202,448

Construction Materials - 0.4%
Mardin Cimento Sanayii	2,538,100	5,031,320

Metals & Mining - 13.6%
Alamos Gold	2,179,300	26,403,945
AuRico Gold	997,500	3,650,850
Centamin [1]	9,397,400	6,988,888
Endeavour Mining [1]	3,625,000	1,638,033
Globe Specialty Metals	1,502,906	27,067,337
Hochschild Mining	7,859,794	18,384,288
Horsehead Holding Corporation [1]	509,535	8,259,562
Kirkland Lake Gold [1,3]	742,200	1,795,673
Major Drilling Group International	2,836,800	20,536,589
McEwen Mining [1,3]	6,208,918	12,169,479
Pan American Silver	702,876	8,223,649
Pretium Resources [1]	4,106,000	21,182,283
Reliance Steel & Aluminum	50,000	3,792,000

58 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Schnitzer Steel Industries Cl. A	177,100	$5,785,857
Seabridge Gold [1,2]	2,476,592	18,079,122
Silver Standard Resources [1,3]	1,778,611	12,379,133
Silvercorp Metals	476,900	1,092,101

		197,428,789

Total (Cost $248,755,710)		209,662,557

Utilities – 0.2%
Independent Power Producers & Energy Traders - 0.2%
Alterra Power [1]	9,732,900	2,702,947

Total (Cost $12,581,546)		2,702,947

Miscellaneous [5] – 1.3%
Total (Cost $15,404,737)		19,394,268

TOTAL COMMON STOCKS
(Cost $1,096,067,344)		1,432,910,451

REPURCHASE AGREEMENT – 8.1%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $117,585,000 (collateralized
by obligations of various U.S. Government
Agencies, 3.50% due 5/15/20, valued at
$119,938,613)
(Cost $117,585,000)		117,585,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 8.5%
U.S. Treasury Bills
due 4/3/14-12/11/14	$3,634,347	3,634,399
U.S. Treasury Bonds
2.125%
due 2/15/40	1,119,357	1,126,770
U.S. Treasury Notes
0.125%-4.125%
due 2/15/14-7/15/23	21,085,476	21,148,858
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		97,432,898

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $123,342,925)		123,342,925

TOTAL INVESTMENTS – 115.5%
(Cost $1,336,995,269)		1,673,838,376

LIABILITIES LESS CASH
AND OTHER ASSETS – (15.5)%		(224,109,010)

NET ASSETS – 100.0%		$1,449,729,366

Royce Total Return Fund
	SHARES	VALUE
COMMON STOCKS – 93.5%

Consumer Discretionary – 12.2%
Auto Components - 0.8%
Autoliv	29,300	$2,689,740
Gentex Corporation	1,171,127	38,635,480
Spartan Motors	47,557	318,632
Standard Motor Products	109,406	4,026,141
Superior Industries International	5,401	111,422

		45,781,415

Automobiles - 0.7%
Thor Industries	708,974	39,156,634

Distributors - 0.1%
Weyco Group	282,000	8,299,260

Diversified Consumer Services - 0.3%
DeVry Education Group	82,900	2,942,950
Hillenbrand	243,625	7,167,448
Regis Corporation	231,100	3,353,261
Sotheby’s	6,300	335,160
Strayer Education [1,3]	21,000	723,870
Universal Technical Institute	3,500	48,685

		14,571,374

Hotels, Restaurants & Leisure - 0.6%
Abu Dhabi National Hotels	1,200,000	1,012,796
Ambassadors Group	29,970	139,360
Bob Evans Farms	430,673	21,787,747
Cheesecake Factory	59,100	2,852,757
Churchill Downs	17,100	1,533,015
DineEquity	61,030	5,099,057
Ruth’s Hospitality Group	30,700	436,247

		32,860,979

Household Durables - 0.7%
Blyth	5,638	61,341
Ethan Allen Interiors	1,170,250	35,599,005
Harman International Industries	8,600	703,910
La-Z-Boy	48,100	1,491,100
Leggett & Platt	39,003	1,206,753

		39,062,109

Internet & Catalog Retail - 0.1%
†FTD Companies [1,3]	25,655	835,840
NutriSystem	21,760	357,734
PetMed Express	141,000	2,344,830

		3,538,404

Leisure Equipment & Products - 0.3%
Arctic Cat	114,465	6,522,216
Callaway Golf	962,900	8,117,247
Hasbro	12,438	684,214
Polaris Industries	16,700	2,432,188

		17,755,865

Media - 0.7%
CTC Media	180,100	2,502,490
Harte-Hanks	7,788	60,902
Meredith Corporation	99,620	5,160,316
Morningstar	30,501	2,381,823
Saga Communications Cl. A	180,261	9,067,128
Scholastic Corporation	81,499	2,771,781
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 59

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Consumer Discretionary (continued)
Media (continued)
Wiley (John) & Sons Cl. A	100,000	$5,520,000
World Wrestling Entertainment Cl. A	779,074	12,917,047

		40,381,487

Multiline Retail - 0.0%
Dillard’s Cl. A	26,786	2,603,867

Specialty Retail - 5.4%
Aaron’s	61,700	1,813,980
Abercrombie & Fitch Cl. A	58,500	1,925,235
American Eagle Outfitters	2,201,023	31,694,731
Ascena Retail Group [1]	1,968,218	41,647,493
Buckle (The)	835,016	43,888,441
Cato Corporation (The) Cl. A	1,403,808	44,641,095
Chico’s FAS	188,200	3,545,688
Finish Line (The) Cl. A	1,424	40,114
Foot Locker	91,592	3,795,573
GameStop Corporation Cl. A	751,943	37,040,712
Guess?	817,905	25,412,308
Men’s Wearhouse (The)	178,439	9,114,664
PetSmart	3,900	283,725
RadioShack Corporation [1,3]	159,981	415,951
Rent-A-Center	254,029	8,469,327
Shoe Carnival	577,351	16,748,953
Signet Jewelers	15,700	1,235,590
Stage Stores	87,678	1,948,205
Stein Mart	606,694	8,160,034
Systemax [1]	295,961	3,329,561
Tiffany & Co.	237,500	22,035,250
Williams-Sonoma	4,500	262,260

		307,448,890

Textiles, Apparel & Luxury Goods - 2.5%
Barry (R.G.) [2]	1,045,808	20,184,094
Columbia Sportswear	61,282	4,825,958
G-III Apparel Group [1]	556,551	41,067,898
Jones Group (The)	348,123	5,207,920
Movado Group	7,400	325,674
Steven Madden [1]	963,199	35,243,451
Vera Bradley [1,3]	1,395,468	33,547,051
Wolverine World Wide	84,634	2,874,171

		143,276,217

Total (Cost $450,278,659)		694,736,501

Consumer Staples – 2.8%
Beverages - 0.0%
†Crimson Wine Group [1,3,4]	43,380	383,479

Food & Staples Retailing - 0.4%
Village Super Market Cl. A [2]	732,024	22,700,064

Food Products - 1.8%
Cal-Maine Foods	20,098	1,210,502
Farmer Bros. [1]	492,300	11,450,898
Flowers Foods	1,059,125	22,739,414
Fresh Del Monte Produce	117,700	3,330,910
Hershey Creamery [4]	882	1,896,309
Lancaster Colony	104,000	9,167,600
Seaboard Corporation [1]	10,476	29,280,106
Tootsie Roll Industries	700,866	22,806,180

		101,881,919

Household Products - 0.1%
WD-40 Company	23,411	1,748,334

Personal Products - 0.5%
Inter Parfums	192,499	6,893,389
Nu Skin Enterprises Cl. A	158,521	21,910,773

		28,804,162

Tobacco - 0.0%
Universal Corporation	29,664	1,619,654

Total (Cost $88,266,719)		157,137,612

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
British Empire Securities and General
Trust	601,182	4,828,307
Central Fund of Canada Cl. A	1,040,500	13,786,625
RIT Capital Partners	100,000	2,086,497

Total (Cost $21,203,132)		20,701,429

Energy – 4.0%
Energy Equipment & Services - 3.0%
CARBO Ceramics	229,495	26,743,052
Core Laboratories	100	19,095
Exterran Partners L.P.	629,700	19,035,831
Helmerich & Payne	539,573	45,367,298
Oceaneering International	9,201	725,775
Oil States International [1]	276,030	28,077,772
Patterson-UTI Energy	58,877	1,490,766
Precision Drilling	611,050	5,725,538
RPC	197,900	3,532,515
SEACOR Holdings [1]	297,477	27,129,902
Tidewater	150,000	8,890,500

		166,738,044

Oil, Gas & Consumable Fuels - 1.0%
Apco Oil and Gas International [1]	600	9,354
Arch Coal	111,518	496,255
Baytex Energy	45,900	1,797,444
Cimarex Energy	235,190	24,673,783
Delek US Holdings	15,203	523,135
Energen Corporation	1,200	84,900
Energy XXI (Bermuda)	44,200	1,196,052
Hugoton Royalty Trust	558,500	4,188,750
Natural Resource Partners L.P.	225,900	4,504,446
NuStar GP Holdings LLC	369,200	10,370,828
Pengrowth Energy	243,257	1,508,193
Penn Virginia [1,3]	633,760	5,976,357
†Penn West Petroleum	30,200	252,472
QEP Resources	100	3,065
Sabine Royalty Trust	700	35,392
San Juan Basin Royalty Trust	920	15,401
SM Energy	18,342	1,524,404

60 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
W&T Offshore	77,700	$1,243,200

		58,403,431

Total (Cost $135,427,783)		225,141,475

Financials – 24.2%
Capital Markets - 6.6%
AGF Management Cl. B	815,600	10,188,762
AllianceBernstein Holding L.P.	1,770,400	37,780,336
AP Alternative Assets L.P. [1]	46,000	1,299,500
Apollo Global Management LLC Cl. A	501,100	15,839,771
Apollo Investment	1,161,400	9,848,672
ASA Gold and Precious Metals	578,892	7,097,216
Banca Generali	86,000	2,663,161
Banque Privee Edmond de Rothschild	205	3,286,251
CI Financial	740,100	24,629,357
Cohen & Steers	285,337	11,430,600
Coronation Fund Managers	1,315,000	10,023,584
Egyptian Financial Group-Hermes Holding Company [1]	1,032,032	1,289,195
Egyptian Financial Group-Hermes Holding Company GDR [1]	90,000	202,050
Federated Investors Cl. B	1,689,323	48,652,502
Fortress Investment Group LLC Cl. A	11,700	100,152
GAMCO Investors Cl. A	278,300	24,203,751
Investec	118,000	855,080
Janus Capital Group	215,209	2,662,135
KKR & Co. L.P.	1,315,600	32,021,704
Lazard Cl. A	246,890	11,189,055
MVC Capital	475,000	6,412,500
Oppenheimer Holdings Cl. A	200,779	4,975,304
Paris Orleans	523,921	12,829,489
Raymond James Financial	418,525	21,842,820
Schroders	111,100	4,779,697
SEI Investments	1,370,446	47,595,590
Teton Advisors Cl. A [4]	1,297	40,207
†Value Partners Group	1,500,000	1,162,581
Vontobel Holding	75,400	3,123,177
Waddell & Reed Financial Cl. A	199,600	12,997,952
Westwood Holdings Group	45,895	2,841,359

		373,863,510

Commercial Banks - 3.5%
Ames National	394,806	8,839,706
Banco Latinoamericano de Comercio Exterior Cl. E	110,575	3,098,311
Bank of Hawaii	782,001	46,247,539
BLOM Bank GDR	684,500	5,920,925
BOK Financial	521,582	34,591,318
Canadian Western Bank	933,200	33,963,297
CapitalSource	152,800	2,195,736
City Holding Company	489,972	22,700,403
Farmers & Merchants Bank of Long Beach [4]	479	2,490,800
First Citizens BancShares Cl. A	88,526	19,708,543
First National Bank Alaska	3,110	5,445,610
Peapack-Gladstone Financial [2]	604,692	11,549,617
Sun Bancorp [1]	284,428	1,001,187

		197,752,992

Consumer Finance - 0.0%
Cash America International	50,600	1,937,980
Nelnet Cl. A	8,500	358,190

		2,296,170

Diversified Financial Services - 0.9%
Leucadia National	433,800	12,293,892
NASDAQ OMX Group (The)	17,500	696,500
Sofina	225,872	25,725,500
TMX Group	230,000	11,049,094

		49,764,986

Insurance - 9.6%
Alleghany Corporation [1]	99,522	39,804,819
Allied World Assurance Company Holdings	284,537	32,098,619
American Equity Investment Life Holding Company	6,600	174,108
American Financial Group	167,000	9,639,240
American National Insurance	145,093	16,618,952
AmTrust Financial Services	43,538	1,423,257
Argo Group International Holdings	200	9,298
Aspen Insurance Holdings	523,108	21,609,591
Assurant	29,559	1,961,831
Assured Guaranty	252,342	5,952,748
Baldwin & Lyons Cl. B	67,443	1,842,543
Cincinnati Financial	280,000	14,663,600
Crawford & Company Cl. B	27,841	257,251
E-L Financial	90,288	60,347,828
EMC Insurance Group	102,664	3,143,572
Employers Holdings	100,500	3,180,825
Erie Indemnity Cl. A	571,900	41,817,328
Everest Re Group	6,900	1,075,503
FBL Financial Group Cl. A	2,800	125,412
Fidelity National Financial	1,097,852	35,625,297
First American Financial	284,561	8,024,620
Gallagher (Arthur J.) & Co.	792,400	37,187,332
Infinity Property & Casualty	55,962	4,015,273
Kansas City Life Insurance	2,247	107,272
Markel Corporation [1]	67,900	39,405,765
Meadowbrook Insurance Group	7,046	49,040
Mercury General	189,200	9,405,132
Montpelier Re Holdings	157,607	4,586,364
National Western Life Insurance Cl. A	3,200	715,360
Old Republic International	747,000	12,900,690
PartnerRe	365,011	38,483,110
Platinum Underwriters Holdings	195,406	11,974,480
Primerica	29,700	1,274,427
Protective Life	9,432	477,825
Reinsurance Group of America	556,577	43,084,626
RenaissanceRe Holdings	9,809	954,808
RLI Corp.	131,835	12,838,092
StanCorp Financial Group	8,800	583,000
State Auto Financial	392,000	8,326,080
Stewart Information Services	91,300	2,946,251

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 61

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Symetra Financial	426,044	$8,077,794
Torchmark Corporation	42,800	3,344,820
United Fire Group	87,974	2,521,335
White Mountains Insurance Group	3,534	2,131,285

		544,786,403

Real Estate Investment Trusts (REITs) - 1.9%
Colony Financial	1,744,149	35,388,783
Cousins Properties	421,710	4,343,613
DCT Industrial Trust	1,121,600	7,997,008
Lexington Realty Trust	707,006	7,218,531
MFA Financial	692,000	4,885,520
National Health Investors	159,570	8,951,877
National Retail Properties	650,000	19,714,500
PS Business Parks	118,500	9,055,770
Rayonier	315,000	13,261,500

		110,817,102

Real Estate Management & Development - 0.5%
Alexander & Baldwin	694,700	28,989,831

Thrifts & Mortgage Finance - 1.2%
Genworth MI Canada	1,354,270	46,699,845
TrustCo Bank Corp. NY	3,477,549	24,968,802

		71,668,647

Total (Cost $880,289,871)		1,379,939,641

Health Care – 5.8%
Health Care Equipment & Supplies - 2.7%
Analogic Corporation	231,500	20,501,640
Atrion Corporation	600	177,750
Cantel Medical	88,313	2,994,694
Carl Zeiss Meditec	50,000	1,665,628
Hill-Rom Holdings	524,270	21,673,322
IDEXX Laboratories [1,3]	379,600	40,378,052
Invacare Corporation	54,161	1,257,077
ResMed	46,800	2,203,344
STERIS Corporation	655,108	31,477,939
Teleflex	309,700	29,068,442

		151,397,888

Health Care Providers & Services - 2.6%
Chemed Corporation	482,464	36,966,392
Ensign Group (The)	18,215	806,378
Landauer	427,671	22,499,771
Magellan Health Services [1]	314,128	18,819,408
MEDNAX [1]	380,632	20,318,136
Omnicare	67,299	4,062,168
Owens & Minor	935,750	34,211,020
U.S. Physical Therapy	242,964	8,566,911

		146,250,184

Health Care Technology - 0.0%
Computer Programs and Systems	5,800	358,498

Life Sciences Tools & Services - 0.5%
Nordion [1]	7,530	63,930
PerkinElmer	712,600	29,380,498

		29,444,428

Pharmaceuticals - 0.0%
Recordati	110,000	1,582,879

Total (Cost $168,779,228)		329,033,877

Industrials – 19.9%
Aerospace & Defense - 1.6%
American Science & Engineering	148,329	10,666,338
Cubic Corporation	472,974	24,906,811
HEICO Corporation	464,843	26,937,652
HEICO Corporation Cl. A	488,666	20,582,612
National Presto Industries [1]	63,726	5,129,943
Triumph Group	24,376	1,854,282

		90,077,638

Air Freight & Logistics - 0.8%
Aramex	1,600,000	1,324,258
C. H. Robinson Worldwide	256,000	14,935,040
Expeditors International of Washington	458,400	20,284,200
UTi Worldwide	588,900	10,341,084

		46,884,582

Building Products - 0.7%
Insteel Industries	72,000	1,636,560
Smith (A.O.) Corporation	697,788	37,638,685

		39,275,245

Commercial Services & Supplies - 2.9%
ABM Industries	665,200	19,018,068
Ennis	378,529	6,699,963
G&K Services Cl. A	1,955	121,660
Healthcare Services Group	108,764	3,085,635
HNI Corporation	474,573	18,427,669
Kimball International Cl. B	724,600	10,890,738
McGrath RentCorp	291,300	11,593,740
Mine Safety Appliances	196,000	10,037,160
Progressive Waste Solutions	9,000	222,750
Ritchie Bros. Auctioneers	1,740,720	39,914,710
Rollins	833,625	25,250,501
UniFirst Corporation	150,955	16,152,185
US Ecology	49,705	1,848,529
Viad Corporation	17,840	495,595

		163,758,903

Construction & Engineering - 0.3%
Comfort Systems USA	256,131	4,966,380
EMCOR Group	69,239	2,938,503
Granite Construction	205,075	7,173,524
Great Lakes Dredge & Dock [1]	4,432	40,774
KBR	51,113	1,629,994
URS Corporation	47,800	2,532,922

		19,282,097

Electrical Equipment - 2.0%
Acuity Brands	11,668	1,275,546
AZZ	10,160	496,418
Brady Corporation Cl. A	751,908	23,256,514
Franklin Electric	733,800	32,756,832
Hubbell Cl. B	303,521	33,053,437
LSI Industries	1,104,161	9,573,076

62 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Preformed Line Products	211,371	$15,463,902
Regal-Beloit	1,302	95,983

		115,971,708

Industrial Conglomerates - 0.2%
Raven Industries	312,402	12,852,218

Machinery - 7.6%
Alamo Group	477,305	28,967,640
American Railcar Industries	269,194	12,315,625
Ampco-Pittsburgh	189,320	3,682,274
Briggs & Stratton	388,230	8,447,885
CIRCOR International	6,500	525,070
CLARCOR	248,000	15,958,800
Crane Company	290,000	19,502,500
Donaldson Company	69,602	3,024,903
Foster (L.B.) Company	3,000	141,870
FreightCar America	10,539	280,548
Gorman-Rupp Company (The)	720,791	24,096,043
Kennametal	405,109	21,094,026
Lincoln Electric Holdings	171,400	12,227,676
Lindsay Corporation	225,282	18,642,086
Miller Industries	247,666	4,614,018
Mueller (Paul) Company [1,2,4]	116,700	3,571,020
Mueller Industries	384,862	24,250,155
Nordson Corporation	493,100	36,637,330
Standex International	45,031	2,831,549
Starrett (L.S.) Company (The) Cl. A [2]	529,400	7,713,358
Sun Hydraulics	935,949	38,214,798
Tennant Company	600,496	40,719,634
Timken Company (The)	45,632	2,512,954
Toro Company (The)	606,450	38,570,220
Trinity Industries	645,587	35,197,403
Wabtec Corporation	16,000	1,188,320
Watts Water Technologies Cl. A	300	18,561
Woodward	609,200	27,785,612

		432,731,878

Marine - 0.3%
Euroseas	57,246	83,007
Matson	594,700	15,527,617

		15,610,624

Professional Services - 2.3%
Corporate Executive Board	236,000	18,273,480
Heidrick & Struggles International	123,832	2,493,976
Kelly Services Cl. A	634,200	15,816,948
ManpowerGroup	462,152	39,680,371
Resources Connection	124,622	1,785,833
Robert Half International	26,300	1,104,337
Towers Watson & Co. Cl. A	418,100	53,353,741

		132,508,686

Road & Rail - 0.3%
Arkansas Best	246,081	8,288,008
Knight Transportation	376,671	6,908,146

		15,196,154

Trading Companies & Distributors - 0.9%
Applied Industrial Technologies	711,170	34,911,335
Houston Wire & Cable [2]	1,216,073	16,271,057
MFC Industrial	4,159	33,231
Watsco	6,402	614,976

		51,830,599

Total (Cost $501,363,980)		1,135,980,332

Information Technology – 7.2%
Communications Equipment - 1.8%
ADTRAN	442,832	11,960,892
Bel Fuse Cl. A	22,350	434,037
Bel Fuse Cl. B	74,000	1,576,940
Black Box	353,533	10,535,284
Comtech Telecommunications	113,300	3,571,216
NETGEAR [1]	1,271,498	41,883,144
Plantronics	709,882	32,974,019

		102,935,532

Computers & Peripherals - 0.4%
Diebold	654,100	21,591,841
Xyratex	200	2,658

		21,594,499

Electronic Equipment, Instruments & Components - 2.1%
AVX Corporation	1,296,692	18,062,920
Belden	18,703	1,317,626
Cognex Corporation [1]	711,100	27,149,798
Daktronics	34,798	545,633
Electro Rent	271,889	5,035,384
FLIR Systems	144,500	4,349,450
Littelfuse	89,579	8,324,577
Methode Electronics	1,122,273	38,370,514
MTS Systems	140,581	10,016,396
Nam Tai Electronics	580,500	4,144,770
Park Electrochemical	111,728	3,208,828

		120,525,896

Internet Software & Services - 0.1%
EarthLink Holdings	137,952	699,417
IAC/InterActiveCorp	8,700	597,603
j2 Global	63,200	3,160,632
United Online	43,775	602,344

		5,059,996

IT Services - 1.8%
Amdocs	78,400	3,233,216
Broadridge Financial Solutions	584,200	23,087,584
Calian Technologies	106,104	2,019,697
Computer Sciences	1,900	106,172
Convergys Corporation	1,326,555	27,923,983
Forrester Research	77,326	2,958,493
Global Payments	5,846	379,931
Jack Henry & Associates	18,000	1,065,780
ManTech International Cl. A	960,445	28,746,119
MAXIMUS	143,420	6,309,046
Syntel [1]	16,600	1,509,770
Total System Services	224,495	7,471,193

		104,810,984

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 63

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.7%
Brooks Automation	89,081	$934,460
Marvell Technology Group	233,000	3,350,540
Micrel	163,060	1,609,402
MKS Instruments	768,588	23,011,525
Teradyne [1,3]	765,746	13,492,444

		42,398,371

Software - 0.3%
Ebix	137,745	2,027,606
FactSet Research Systems	24,400	2,649,352
Fair Isaac	175,657	11,038,286

		15,715,244

Total (Cost $314,132,572)		413,040,522

Materials – 8.8%
Chemicals - 4.6%
Albemarle Corporation	447,900	28,392,381
Balchem Corporation	952,549	55,914,626
Cabot Corporation	781,000	40,143,400
Chase Corporation [2]	773,974	27,321,282
FutureFuel Corporation	190,447	3,009,063
H.B. Fuller Company	9,022	469,505
Innophos Holdings	203,273	9,879,068
Innospec	218,247	10,087,376
International Flavors & Fragrances	255,300	21,950,694
Methanex Corporation	310,710	18,406,460
Minerals Technologies	59,457	3,571,582
NewMarket Corporation	8,526	2,848,963
Quaker Chemical	432,729	33,350,424
Stepan Company	770	50,535
Westlake Chemical	38,700	4,724,109

		260,119,468

Construction Materials - 0.1%
Ash Grove Cement [4]	39,610	7,763,560

Containers & Packaging - 1.2%
AptarGroup	91,300	6,191,053
Bemis Company	464,800	19,038,208
Greif Cl. A	586,801	30,748,372
Mayr-Melnhof Karton	13,100	1,621,950
Myers Industries	59,000	1,246,080
Sealed Air	13	443
Sonoco Products	305,778	12,757,058

		71,603,164

Metals & Mining - 2.0%
Agnico Eagle Mines	697,000	18,386,860
Carpenter Technology	312,775	19,454,605
Commercial Metals	85,000	1,728,050
Gold Fields ADR	396,200	1,267,840
IAMGOLD Corporation	896,620	2,985,745
Olympic Steel	39,297	1,138,827
Reliance Steel & Aluminum	581,513	44,101,946
Sims Metal Management ADR [1,4]	1,000,000	9,640,000
Worthington Industries	308,300	12,973,264

		111,677,137

Paper & Forest Products - 0.9%
Deltic Timber	172,000	11,685,680
Domtar Corporation	187,000	17,641,580
Schweitzer-Mauduit International	420,098	21,622,444

		50,949,704

Total (Cost $286,416,424)		502,113,033

Telecommunication Services – 0.7%
Diversified Telecommunication Services - 0.3%
Atlantic Tele-Network	284,203	16,077,364

Wireless Telecommunication Services - 0.4%
Telephone and Data Systems	822,190	21,196,058
USA Mobility	143,566	2,050,122

		23,246,180

Total (Cost $28,844,739)		39,323,544

Utilities – 2.6%
Electric Utilities - 0.9%
ALLETE	199,147	9,933,452
ITC Holdings	250,000	23,955,000
PNM Resources	638,900	15,410,268

		49,298,720

Gas Utilities - 1.1%
AGL Resources	312,558	14,762,114
National Fuel Gas	61,676	4,403,667
Piedmont Natural Gas	539,500	17,889,820
UGI Corporation	660,076	27,366,751

		64,422,352

Water Utilities - 0.6%
Aqua America	1,024,707	24,172,838
Consolidated Water	25,427	358,521
SJW	400,400	11,927,916

		36,459,275

Total (Cost $93,409,681)		150,180,347

Miscellaneous[5] – 4.9%
Total (Cost $248,539,265)		278,072,715

TOTAL COMMON STOCKS
(Cost $3,216,952,053)		5,325,401,028

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.1%
Leucadia National 3.75%
Conv. Senior Note due 4/15/14
(Cost $3,000,000)	$3,000,000	4,035,000

64 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
REPURCHASE AGREEMENT – 6.6%

Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $377,765,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.125%-3.625% due 1/31/20-5/15/20,
valued at $385,322,830)

(Cost $377,765,000)		$377,765,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.8%
U.S. Treasury Bills
due 4/3/14-12/11/14	$688,364	688,374
U.S. Treasury Bonds
2.125%
due 2/15/40	212,012	213,416
U.S. Treasury Notes
0.125%-4.125%
due 2/15/14-7/15/23	3,993,698	4,005,702
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		38,212,143

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $43,119,635)		43,119,635

TOTAL INVESTMENTS – 101.0%
(Cost $3,640,836,688)		5,750,320,663

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.0)%		(55,441,103)

NET ASSETS – 100.0%		$5,694,879,560

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 88.1%

Consumer Discretionary – 9.7%
Auto Components - 1.7%
Drew Industries	44,900	$2,298,880
Nokian Renkaat	28,000	1,343,178
†Selamat Sempurna	4,624,100	1,310,858
†Standard Motor Products	37,400	1,376,320

		6,329,236

Automobiles - 0.9%
Thor Industries	60,050	3,316,561
Distributors - 1.0%
†Core-Mark Holding Company	38,400	2,915,712
Genuine Parts	7,420	617,270

		3,532,982

Household Durables - 2.0%
Ethan Allen Interiors	55,900	1,700,478
Harman International Industries	16,400	1,342,340
Mohawk Industries [1]	17,900	2,665,310
NVR [1]	1,525	1,564,665

		7,272,793

Internet & Catalog Retail - 0.2%
†FTD Companies [1,3]	25,000	814,500

Multiline Retail - 0.2%
New World Department Store China	1,115,000	626,930

Specialty Retail - 3.0%
Advance Auto Parts	4,461	493,744
Ascena Retail Group [1]	40	846
†Destination Maternity	56,700	1,694,196
Luk Fook Holdings (International)	250,000	951,085
†Matas [1]	49,000	1,355,401
Monro Muffler Brake	33,400	1,882,424
Ross Stores	1,800	134,874
Signet Jewelers	47,120	3,708,344
USS	70,000	959,833

		11,180,747

Textiles, Apparel & Luxury Goods - 0.7%
Wolverine World Wide	80,000	2,716,800

Total (Cost $25,546,760)		35,790,549

Consumer Staples – 0.8%
Food & Staples Retailing - 0.3%
FamilyMart	19,500	889,730

Food Products - 0.5%
Darling International [1]	95,500	1,994,040

Total (Cost $1,997,258)		2,883,770

Energy – 4.8%
Energy Equipment & Services - 4.8%
Ensign Energy Services	24,800	390,590
Helmerich & Payne	35,900	3,018,472
Oil States International [1]	21,300	2,166,636
Pason Systems	72,700	1,572,743
SEACOR Holdings [1]	6,600	601,920
TGS-NOPEC Geophysical	68,200	1,808,082
Tidewater	32,900	1,949,983

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 65

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Energy (continued)
Energy Equipment & Services (continued)
†Transocean	95,900	$4,739,378
Trican Well Service	125,600	1,534,750

Total (Cost $12,727,973)		17,782,554

Financials – 14.7%
Capital Markets - 10.4%
AllianceBernstein Holding L.P.	139,641	2,979,939
ARA Asset Management	955,000	1,407,583
†Artisan Partners Asset Management Cl. A	25,400	1,655,826
Ashmore Group	345,600	2,296,625
Blackstone Group L.P.	60,000	1,890,000
Coronation Fund Managers	200,000	1,524,500
Egyptian Financial Group-Hermes Holding Company [1]	298,500	372,881
Federated Investors Cl. B	79,600	2,292,480
Invesco	32,400	1,179,360
Jupiter Fund Management	375,900	2,396,516
KKR & Co. L.P.	220,800	5,374,272
Lazard Cl. A	47,500	2,152,700
Schwab (Charles)	75,700	1,968,200
SEI Investments	57,500	1,996,975
Sprott	600,000	1,479,878
State Street	46,300	3,397,957
TD Ameritrade Holding Corporation	50,600	1,550,384
Value Partners Group	3,492,100	2,706,565

		38,622,641

Consumer Finance - 0.3%
†Shriram Transport Finance	92,000	996,673

Diversified Financial Services - 1.8%
Bolsa Mexicana de Valores	780,000	1,788,626
Moody’s Corporation	40,500	3,178,035
Warsaw Stock Exchange	114,000	1,566,012

		6,532,673

Insurance - 1.8%
Alleghany Corporation [1]	1,800	719,928
†Fairfax Financial Holdings	6,400	2,555,240
Marsh & McLennan	73,900	3,573,804

		6,848,972

Real Estate Management & Development - 0.3%
Kennedy-Wilson Holdings	46,700	1,039,075

Thrifts & Mortgage Finance - 0.1%
†NMI Holdings Cl. A [1,3]	30,000	381,900

Total (Cost $39,134,032)		54,421,934

Health Care – 4.9%
Biotechnology - 0.1%
Myriad Genetics [1,3]	10,458	219,409

Health Care Equipment & Supplies - 2.7%
Analogic Corporation	19,480	1,725,149
Atrion Corporation	5,087	1,507,023
†DENTSPLY International	117,900	5,715,792
†Vascular Solutions [1]	52,000	1,203,800

		10,151,764

Life Sciences Tools & Services - 1.6%
Bio-Rad Laboratories Cl. A [1]	6,400	791,104
†Mettler-Toledo International [1]	8,200	1,989,238
Techne Corporation	18,100	1,713,527
Waters Corporation [1]	13,250	1,325,000

		5,818,869

Pharmaceuticals - 0.5%
Adcock Ingram Holdings	101,762	687,791
†Recordati	86,000	1,237,524

		1,925,315

Total (Cost $15,308,532)		18,115,357

Industrials – 22.8%
Aerospace & Defense - 1.0%
HEICO Corporation	34,178	1,980,615
Teledyne Technologies [1]	19,300	1,772,898

		3,753,513

Air Freight & Logistics - 2.4%
Expeditors International of Washington	83,050	3,674,963
Forward Air	66,200	2,906,842
UTi Worldwide	136,600	2,398,696

		8,980,501

Building Products - 0.3%
AAON	39,475	1,261,226

Commercial Services & Supplies - 5.2%
Cintas Corporation	31,400	1,871,126
Copart [1]	255,180	9,352,347
Heritage-Crystal Clean [1]	119,427	2,447,059
Kaba Holding	1,800	874,727
Ritchie Bros. Auctioneers	186,100	4,267,273
Team [1]	8,176	346,172

		19,158,704

Construction & Engineering - 2.1%
Fluor Corporation	18,600	1,493,394
Jacobs Engineering Group [1]	50,130	3,157,689
KBR	99,200	3,163,488

		7,814,571

Electrical Equipment - 0.3%
EnerSys	12,900	904,161

Industrial Conglomerates - 0.6%
Raven Industries	50,400	2,073,456

Machinery - 6.2%
Burckhardt Compression Holding	2,000	876,633
†CIRCOR International	21,000	1,696,380
†Donaldson Company	87,100	3,785,366
Foster (L.B.) Company	33,700	1,593,673
Graco	30,400	2,374,848
Kennametal	66,000	3,436,620
Pfeiffer Vacuum Technology	12,000	1,633,175
†RBC Bearings [1]	26,200	1,853,650
†Rotork	20,000	950,515
Sun Hydraulics	36,388	1,485,722
Valmont Industries	16,070	2,396,358

66 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
†voxeljet ADR [1,3]	16,600	$655,534
WABCO Holdings [1]	2,900	270,889

		23,009,363

Marine - 0.3%
Clarkson	33,300	1,103,414

Professional Services - 2.5%
Advisory Board (The) [1]	34,200	2,177,514
Equifax	24,150	1,668,523
ManpowerGroup	44,325	3,805,745
Verisk Analytics Cl. A [1]	25,800	1,695,576

		9,347,358

Road & Rail - 1.6%
Landstar System	44,000	2,527,800
Patriot Transportation Holding [1]	79,512	3,300,543

		5,828,343

Trading Companies & Distributors - 0.3%
†Applied Industrial Technologies	24,400	1,197,796

Total (Cost $58,101,158)		84,432,406

Information Technology – 16.5%
Communications Equipment - 0.7%
ADTRAN	31,950	862,970
Plantronics	34,987	1,625,146

		2,488,116

Computers & Peripherals - 0.7%
Western Digital	28,865	2,421,773

Electronic Equipment, Instruments & Components - 7.3%
Amphenol Corporation Cl. A	21,900	1,953,042
Anixter International	35,500	3,189,320
AVX Corporation	102,863	1,432,882
†Badger Meter	21,000	1,144,500
Coherent [1]	46,600	3,466,574
†Domino Printing Sciences	84,000	1,064,113
FEI Company	31,100	2,779,096
FLIR Systems	83,700	2,519,370
IPG Photonics [1]	32,014	2,484,607
†LPKF Laser & Electronics	49,200	1,257,576
National Instruments	83,850	2,684,877
Rogers Corporation [1]	12,500	768,750
Trimble Navigation [1]	44,200	1,533,740
Vaisala Cl. A	27,500	878,074

		27,156,521

Internet Software & Services - 0.7%
†Chegg [1,3]	91,700	780,367
†Support.com [1]	459,972	1,743,294

		2,523,661

IT Services - 2.8%
Computer Task Group	57,600	1,088,640
†eClerx Services	72,000	1,233,853
Fiserv [1]	43,860	2,589,933
MAXIMUS	52,200	2,296,278
†Metrofile Holdings	2,423,896	1,081,395
Sapient Corporation [1]	119,800	2,079,728

		10,369,827

Office Electronics - 0.4%
Zebra Technologies Cl. A [1]	30,170	1,631,594

Semiconductors & Semiconductor Equipment - 1.7%
Diodes [1]	138,400	3,260,704
Teradyne [1]	110,900	1,954,058
Veeco Instruments [1]	30,400	1,000,464

		6,215,226

Software - 2.2%
ANSYS [1]	24,500	2,136,400
Mentor Graphics	12,000	288,840
MICROS Systems [1]	31,700	1,818,629
SimCorp	49,000	1,929,187
†Totvs	131,000	2,052,246

		8,225,302

Total (Cost $43,185,118)		61,032,020

Materials – 8.9%
Chemicals - 3.4%
Airgas	9,200	1,029,020
Cabot Corporation	37,500	1,927,500
Innospec	56,628	2,617,346
†Rockwood Holdings	25,100	1,805,192
Sigma-Aldrich Corporation	14,000	1,316,140
Tronox Cl. A	39,800	918,186
Victrex	39,900	1,213,750
Westlake Chemical	15,200	1,855,464

		12,682,598

Containers & Packaging - 0.9%
Greif Cl. A	59,400	3,112,560

Metals & Mining - 4.0%
Compass Minerals International	24,400	1,953,220
Fresnillo	48,000	592,565
Major Drilling Group International	212,000	1,534,743
Pan American Silver	211,300	2,472,210
Randgold Resources ADR	31,600	1,984,796
Reliance Steel & Aluminum	66,580	5,049,427
Sims Metal Management ADR [1,4]	137,800	1,328,392

		14,915,353

Paper & Forest Products - 0.6%
Stella-Jones	84,000	2,154,860

Total (Cost $30,112,385)		32,865,371

Utilities – 0.2%
Gas Utilities - 0.2%
UGI Corporation	16,800	696,528

Total (Cost $565,085)		696,528

Miscellaneous [5] – 4.8%
Total (Cost $18,269,864)		18,008,331

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 67

Schedules of Investments

Royce Heritage Fund (continued)

VALUE
TOTAL COMMON STOCKS
(Cost $244,948,165)	$326,028,820

REPURCHASE AGREEMENT – 10.4%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $38,369,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at
$39,140,213)
(Cost $38,369,000)	38,369,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,797,942)	2,797,942

TOTAL INVESTMENTS – 99.2%
(Cost $286,115,107)	367,195,762

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.8%	2,809,692

NET ASSETS – 100.0%	$370,005,454

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 93.0%

Consumer Discretionary – 12.6%
Auto Components - 1.8%
Cooper Tire & Rubber	94,100	$2,262,164
Dana Holding Corporation	654,236	12,836,111
Fuel Systems Solutions [1]	315,700	4,378,759
Spartan Motors	664,406	4,451,520
Tower International [1]	661,868	14,163,975
Visteon Corporation [1]	82,700	6,772,303

		44,864,832

Distributors - 0.5%
VOXX International Cl. A [1]	710,866	11,871,462

Diversified Consumer Services - 0.4%
†DeVry Education Group	258,100	9,162,550

Hotels, Restaurants & Leisure - 1.7%
Carrols Restaurant Group [1]	1,004,605	6,640,439
Isle of Capri Casinos [1]	885,486	7,969,374
Jamba [1]	475,450	5,909,843
Krispy Kreme Doughnuts [1]	37,323	719,961
Orient-Express Hotels Cl. A [1]	986,619	14,907,813
Ruby Tuesday [1]	893,500	6,191,955

		42,339,385

Household Durables - 1.6%
Comstock Holding Companies Cl. A [1,3]	715,190	1,430,380
Dixie Group [1,2]	802,653	10,595,020
Ethan Allen Interiors	194,400	5,913,648
Kid Brands [1,2]	1,202,959	1,227,018
M.D.C. Holdings [1]	262,250	8,454,940
Standard Pacific [1]	872,400	7,895,220
†TRI Pointe Homes [1,3]	122,572	2,442,860
†ZAGG [1,3]	963,981	4,193,317

		42,152,403

Internet & Catalog Retail - 0.5%
dELiA*s [1,3]	1,763,615	1,551,276
Gaiam Cl. A [1]	716,304	4,741,933
1-800-FLOWERS.COM Cl. A [1]	94,732	512,500
Vitacost.com [1]	1,183,322	6,851,434

		13,657,143

Leisure Equipment & Products - 0.5%
†Black Diamond [1,3]	372,145	4,960,693
Callaway Golf	932,926	7,864,566

		12,825,259

Media - 1.3%
Ballantyne Strong [1]	548,758	2,540,749
Harris Interactive [1]	1,325,535	2,651,070
Martha Stewart Living Omnimedia Cl. A [1]	1,615,757	6,786,179
McClatchy Company (The) Cl. A [1]	2,103,754	7,152,764
Media General [1]	196,043	4,430,572
New York Times Cl. A	580,299	9,209,345

		32,770,679

Multiline Retail - 0.3%
Dillard’s Cl. A	44,400	4,316,124
†J.C. Penney Company [1,3]	445,531	4,076,609

		8,392,733

68 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Consumer Discretionary (continued)
Specialty Retail - 1.6%
†Aeropostale [1,3]	257,100	$2,337,039
bebe stores	1,219,021	6,485,192
Destination Maternity	210,670	6,294,820
MarineMax [1]	503,550	8,097,084
Pacific Sunwear of California [1,3]	832,201	2,779,551
Sears Hometown and Outlet Stores [1]	155,700	3,970,350
West Marine [1]	799,147	11,371,862

		41,335,898

Textiles, Apparel & Luxury Goods - 2.4%
Joe’s Jeans [1,3]	823,700	906,070
Jones Group (The)	1,077,127	16,113,820
Quiksilver [1]	1,560,145	13,682,472
Skechers U.S.A. Cl. A [1]	358,858	11,888,965
Unifi [1]	685,834	18,682,118

		61,273,445

Total (Cost $231,479,789)		320,645,789

Consumer Staples – 0.6%
Food & Staples Retailing - 0.2%
SUPERVALU [1]	862,100	6,284,709

Food Products - 0.1%
Inventure Foods [1]	129,212	1,713,351

Household Products - 0.3%
Central Garden & Pet [1]	961,064	6,602,510

Total (Cost $13,658,000)		14,600,570

Energy – 5.4%
Energy Equipment & Services - 3.2%
Basic Energy Services [1]	605,795	9,559,445
†C&J Energy Services [1,3]	375,900	8,683,290
Cal Dive International [1,3]	1,404,031	2,822,102
Hercules Offshore [1]	1,127,400	7,361,922
Key Energy Services [1]	1,023,900	8,088,810
Matrix Service [1]	659,883	16,147,337
Newpark Resources [1]	611,677	7,517,510
Patterson-UTI Energy	490,900	12,429,588
Willbros Group [1]	843,500	7,945,770

		80,555,774

Oil, Gas & Consumable Fuels - 2.2%
Goodrich Petroleum [1,3]	446,200	7,594,324
Matador Resources [1]	290,036	5,406,271
Pengrowth Energy	1,295,900	8,034,580
Penn Virginia [1]	430,850	4,062,915
Scorpio Tankers	687,626	8,107,111
†Solazyme [1,3]	118,300	1,288,287
StealthGas [1]	827,745	8,434,722
Stone Energy [1]	121,735	4,210,814
Swift Energy [1,3]	753,851	10,176,988

		57,316,012

Total (Cost $103,198,617)		137,871,786

Financials – 9.7%
Capital Markets - 0.9%
Harris & Harris Group [1]	932,997	2,780,331
Piper Jaffray [1]	314,500	12,438,475
Stifel Financial [1]	150,300	7,202,376

		22,421,182

Commercial Banks - 3.2%
BancorpSouth	252,100	6,408,382
BankUnited	299,398	9,856,182
Boston Private Financial Holdings	924,746	11,670,295
Columbia Banking System	276,900	7,617,519
First Bancorp	167,408	2,782,321
FirstMerit Corporation	126,100	2,803,203
Guaranty Bancorp	229,730	3,227,707
Old National Bancorp	345,800	5,314,946
State Bank Financial	337,159	6,132,922
†Trustmark Corporation	408,600	10,966,824
Umpqua Holdings	495,300	9,480,042
Valley National Bancorp	357,668	3,619,600
Virginia Commerce Bancorp [1]	185,667	3,154,482

		83,034,425

Insurance - 2.1%
Ambac Financial Group [1]	483,898	11,884,535
†Assured Guaranty	576,400	13,597,276
Hilltop Holdings [1]	486,824	11,260,239
Kemper Corporation	190,700	7,795,816
Navigators Group (The) [1]	39,175	2,474,293
Old Republic International	239,000	4,127,530
†Tower Group International [3]	407,700	1,378,026

		52,517,715

Real Estate Investment Trusts (REITs) - 2.1%
LaSalle Hotel Properties	524,100	16,173,726
Mack-Cali Realty	522,150	11,215,782
PennyMac Mortgage Investment Trust	303,100	6,959,176
RAIT Financial Trust	380,500	3,413,085
Rouse Properties	381,233	8,459,560
Ryman Hospitality Properties	174,700	7,298,966

		53,520,295

Real Estate Management & Development - 0.0%
Maui Land & Pineapple [1]	205,561	1,251,867

Thrifts & Mortgage Finance - 1.4%
Berkshire Hills Bancorp	168,200	4,586,814
Brookline Bancorp	328,700	3,145,659
MGIC Investment [1]	1,076,585	9,086,377
Radian Group	617,200	8,714,864
Washington Federal	395,500	9,211,195

		34,744,909

Total (Cost $183,998,667)		247,490,393

Health Care – 5.2%
Health Care Equipment & Supplies - 2.4%
†Accuray [1,3]	926,300	8,068,073
Alere [1]	371,200	13,437,440
AngioDynamics [1]	528,803	9,090,124
Exactech [1]	314,423	7,470,690
Invacare Corporation	665,700	15,450,897

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 69

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies (continued)
Merit Medical Systems [1]	553,600	$8,713,664

		62,230,888

Health Care Providers & Services - 0.8%
Kindred Healthcare	525,200	10,367,448
Select Medical Holdings	812,914	9,437,931

		19,805,379

Health Care Technology - 0.5%
†Allscripts Healthcare Solutions [1]	743,100	11,488,326

Life Sciences Tools & Services - 1.0%
Albany Molecular Research [1]	922,510	9,298,901
Cambrex Corporation [1]	944,654	16,843,181

		26,142,082

Pharmaceuticals - 0.5%
†Mallinckrodt [1,3]	254,605	13,305,657

Total (Cost $83,359,269)		132,972,332

Industrials – 20.2%
Aerospace & Defense - 1.7%
Curtiss-Wright	126,000	7,840,980
Hexcel Corporation [1]	246,747	11,027,124
Kratos Defense & Security Solutions [1]	1,060,702	8,146,191
†LMI Aerospace [1,2,3]	651,335	9,600,678
Moog Cl. A [1]	86,400	5,870,016

		42,484,989

Air Freight & Logistics - 0.8%
Atlas Air Worldwide Holdings [1]	223,500	9,197,025
XPO Logistics [1,3]	400,100	10,518,629

		19,715,654

Airlines - 0.4%
JetBlue Airways [1,3]	730,900	6,249,195
Republic Airways Holdings [1]	407,686	4,358,163

		10,607,358

Building Products - 3.0%
Apogee Enterprises	340,941	12,243,191
Builders FirstSource [1]	795,400	5,679,156
Griffon Corporation	597,800	7,896,938
Insteel Industries	436,927	9,931,351
NCI Building Systems [1]	1,140,990	20,012,965
PGT [1]	587,008	5,940,521
Quanex Building Products	756,500	15,069,480

		76,773,602

Commercial Services & Supplies - 1.4%
†ABM Industries	317,800	9,085,902
Interface	625,000	13,725,000
TRC Companies [1,2]	1,712,926	12,230,292

		35,041,194

Construction & Engineering - 2.6%
Aegion Corporation [1]	645,553	14,131,155
Ameresco Cl. A [1]	663,599	6,410,366
Furmanite Corporation [1]	918,230	9,751,603
Layne Christensen [1,3]	601,187	10,268,274
MasTec [1]	198,795	6,504,572
Northwest Pipe [1]	334,283	12,622,526
Pike Corporation [1]	569,621	6,020,894

		65,709,390

Electrical Equipment - 0.7%
†General Cable	460,944	13,556,363
Magnetek [1,2,3]	166,017	3,971,127

		17,527,490

Machinery - 6.7%
†Accuride Corporation [1,3]	770,300	2,873,219
Albany International Cl. A	337,500	12,126,375
Astec Industries	392,228	15,151,768
Barnes Group	395,149	15,138,158
CIRCOR International	60,580	4,893,652
Commercial Vehicle Group [1]	1,154,740	8,394,960
Dynamic Materials	308,199	6,700,246
Federal Signal [1]	1,170,379	17,146,052
Flow International [1]	318,772	1,287,839
Hardinge [2]	629,571	9,109,892
Hurco Companies	198,595	4,966,861
John Bean Technologies	128,900	3,780,637
Lydall [1]	321,500	5,664,830
Meritor [1]	1,495,421	15,597,241
Mueller Industries	245,714	15,482,439
Mueller Water Products Cl. A	1,788,729	16,760,391
NN	486,083	9,814,016
Trinity Industries	89,150	4,860,458

		169,749,034

Marine - 0.3%
Diana Shipping [1]	652,000	8,665,080

Professional Services - 0.6%
CTPartners Executive Search [1,2]	483,837	2,709,487
Hill International [1]	639,507	2,526,053
Hudson Global [1]	739,944	2,974,575
Kelly Services Cl. A	319,100	7,958,354

		16,168,469

Road & Rail - 0.6%
Arkansas Best	215,139	7,245,882
Swift Transportation Cl. A [1,3]	399,834	8,880,313

		16,126,195

Trading Companies & Distributors - 1.1%
Aceto Corporation	407,660	10,195,576
†AerCap Holdings [1]	198,300	7,604,805
Kaman Corporation	289,331	11,495,121

		29,295,502

Transportation Infrastructure - 0.3%
Wesco Aircraft Holdings [1]	336,500	7,376,080

Total (Cost $327,762,203)		515,240,037

Information Technology – 25.8%
Communications Equipment - 3.2%
ARRIS Group [1]	486,100	11,843,826
Aviat Networks [1]	2,060,084	4,655,790
Ciena Corporation [1,3]	504,400	12,070,292
ClearOne [1,3]	364,534	3,196,963

70 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
EMCORE Corporation [1,3]	461,300	$2,361,856
Emulex Corporation [1]	1,011,025	7,238,939
†Extreme Networks [1]	1,519,847	10,638,929
Finisar Corporation [1]	385,055	9,210,516
Oclaro [1,3]	1,109,977	2,763,843
Oplink Communications [1]	611,536	11,374,570
UTStarcom Holdings [1]	794,697	2,201,311
Westell Technologies Cl. A [1]	1,239,531	5,020,100

		82,576,935

Computers & Peripherals - 1.5%
Avid Technology [1]	825,996	6,731,867
Cray [1]	462,319	12,695,280
Datalink Corporation [1]	703,609	7,669,338
Dot Hill Systems [1]	1,637,871	5,519,625
Interphase Corporation [1,2]	384,001	1,488,004
Intevac [1]	585,144	4,347,620

		38,451,734

Electronic Equipment, Instruments & Components - 6.9%
Benchmark Electronics [1]	649,700	14,995,076
CTS Corporation	413,903	8,240,809
†Daktronics	649,625	10,186,120
Echelon Corporation [1,3]	1,251,586	2,690,910
FEI Company	67,675	6,047,438
Frequency Electronics [1]	223,663	2,610,147
GSI Group [1]	360,450	4,051,458
Identive Group [1,3]	1,684,292	969,647
Ingram Micro Cl. A [1]	716,700	16,813,782
KEMET Corporation [1]	1,753,154	9,887,789
Maxwell Technologies [1]	575,860	4,474,432
Mercury Systems [1]	677,578	7,419,479
Newport Corporation [1]	795,884	14,381,624
Park Electrochemical	366,034	10,512,497
Planar Systems [1,2,3]	1,625,599	4,129,021
RadiSys Corporation [1]	1,107,798	2,536,857
Sanmina Corporation [1]	1,131,623	18,898,104
SigmaTron International [1,2,3]	354,872	3,140,617
TTM Technologies [1]	818,925	7,026,377
Viasystems Group [1]	317,947	4,349,515
Vishay Intertechnology [1,3]	1,033,023	13,697,885
Vishay Precision Group [1]	149,742	2,229,658
Zygo Corporation [1]	392,214	5,796,923

		175,086,165

Internet Software & Services - 2.2%
Bankrate [1]	347,900	6,241,326
Blucora [1]	285,330	8,320,223
EarthLink Holdings	1,676,300	8,498,841
Monster Worldwide [1]	1,427,600	10,178,788
Perficient [1]	267,826	6,272,485
QuinStreet [1]	904,539	7,860,444
Support.com [1]	1,327,634	5,031,733
ValueClick [1]	106,391	2,486,357

		54,890,197

IT Services - 0.2%
CIBER [1]	1,563,273	6,471,950

Semiconductors & Semiconductor Equipment - 10.9%
Advanced Energy Industries [1]	687,707	15,720,982
Alpha & Omega Semiconductor [1]	946,493	7,297,461
ANADIGICS [1]	2,244,614	4,130,090
ATMI [1]	425,434	12,852,361
Axcelis Technologies [1]	1,255,794	3,064,137
AXT [1]	639,230	1,668,390
Brooks Automation	1,223,800	12,837,662
BTU International [1,2]	723,141	2,111,572
Cohu	510,826	5,363,673
Exar Corporation [1]	835,237	9,847,444
Fairchild Semiconductor International [1]	977,120	13,044,552
FormFactor [1]	1,060,661	6,385,179
Ikanos Communications [1]	172,200	206,640
Integrated Silicon Solution [1]	300,775	3,636,370
International Rectifier [1]	629,902	16,421,545
†Intersil Corporation Cl. A	930,599	10,673,971
Kulicke & Soffa Industries [1]	687,500	9,143,750
LTX-Credence Corporation [1]	1,388,705	11,095,753
Microsemi Corporation [1]	653,854	16,313,657
Nanometrics [1]	766,671	14,605,083
NeoPhotonics Corporation [1]	951,755	6,719,390
†OmniVision Technologies [1]	553,711	9,523,829
Pericom Semiconductor [1,2]	1,380,517	12,231,381
Rubicon Technology [1,3]	1,041,843	10,366,338
Rudolph Technologies [1]	689,911	8,099,555
SemiLEDs Corporation [1,3]	1,313,240	1,230,506
†Spansion Cl. A [1]	712,000	9,889,680
Spire Corporation [1,2,3,4]	660,120	316,924
SunEdison [1]	1,328,209	17,333,127
SunPower Corporation [1,3]	264,153	7,874,401
TriQuint Semiconductor [1]	1,205,814	10,056,489
Ultra Clean Holdings [1]	442,806	4,441,344
Vitesse Semiconductor [1]	927,978	2,709,696

		277,212,932

Software - 0.9%
Actuate Corporation [1]	844,783	6,513,277
Cinedigm Cl. A [1]	1,659,136	3,351,455
Mentor Graphics	404,900	9,745,943
Smith Micro Software [1]	1,791,903	2,652,016

		22,262,691

Total (Cost $536,585,569)		656,952,604

Materials – 8.2%
Chemicals - 2.7%
Chemtura Corporation [1]	455,550	12,718,956
Ferro Corporation [1]	365,111	4,684,374
†Kraton Performance Polymers [1]	510,500	11,767,025
Material Sciences [1]	487,227	5,754,151
OM Group [1]	516,959	18,822,477
†Schulman (A.)	384,319	13,551,088

		67,298,071

Construction Materials - 0.5%
Texas Industries [1,3]	198,645	13,662,803

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 71

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Materials (continued)
Metals & Mining - 4.9%
†AK Steel Holding Corporation [1,3]	867,200	$7,111,040
Carpenter Technology	225,136	14,003,459
Century Aluminum [1]	1,143,300	11,958,918
Commercial Metals	1,014,661	20,628,058
Haynes International	215,681	11,914,219
Kaiser Aluminum	253,100	17,777,744
†Molycorp [1,3]	1,133,000	6,367,460
†Pan American Silver	758,200	8,870,940
RTI International Metals [1]	418,600	14,320,306
U.S. Silica Holdings	126,200	4,304,682
Walter Energy	448,800	7,463,544

		124,720,370

Paper & Forest Products - 0.1%
Louisiana-Pacific Corporation [1]	145,900	2,700,609

Total (Cost $140,208,389)		208,381,853

Telecommunication Services – 0.4%
Diversified Telecommunication Services - 0.3%
Iridium Communications [1,3]	1,136,106	7,112,024

Wireless Telecommunication Services - 0.1%
†Boingo Wireless [1,3]	352,459	2,259,262

Total (Cost $10,909,569)		9,371,286

Miscellaneous [5] – 4.9%
Total (Cost $107,609,675)		125,278,730

TOTAL COMMON STOCKS
(Cost $1,738,769,747)		2,368,805,380

PREFERRED STOCK – 0.1%
Hovnanian Enterprises 7.25% Conv.
(Cost $1,078,007)	70,600	2,268,378

REPURCHASE AGREEMENT – 6.8%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $172,925,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at
$176,385,431)
(Cost $172,925,000)		172,925,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 5.6%
U.S. Treasury Bonds
5.375%
due 2/15/31	$1,427,361	1,457,216
U.S. Treasury Notes
0.125%-3.125%
due 4/15/14-8/15/23	10,434,407	10,474,785
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		131,260,209

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $143,192,210)		143,192,210

TOTAL INVESTMENTS – 105.5%
(Cost $2,055,964,964)		2,687,190,968

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.5)%		(139,554,113)

NET ASSETS – 100.0%		$2,547,636,855

72 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

Royce Special Equity Fund
	SHARES	VALUE
COMMON STOCKS – 88.6%

Consumer Discretionary – 25.8%
Auto Components - 2.4%
Dorman Products [1]	73,000	$4,093,110
†Standard Motor Products [2]	2,250,000	82,800,000

		86,893,110

Hotels, Restaurants & Leisure - 0.5%
Bowl America Cl. A [2]	343,047	4,912,433
Frisch’s Restaurants [2]	505,100	12,945,713

		17,858,146

Household Durables - 0.8%
CSS Industries [2]	974,000	27,934,320

Leisure Equipment & Products - 0.9%
†LeapFrog Enterprises Cl. A [1,2,3]	4,100,000	32,554,000

Media - 4.9%
Meredith Corporation	1,544,000	79,979,200
Scholastic Corporation [2]	2,910,000	98,969,100

		178,948,300

Specialty Retail - 16.3%
American Eagle Outfitters	4,855,000	69,912,000
Bed Bath & Beyond [1]	1,935,000	155,380,500
Buckle (The)	1,713,000	90,035,280
Children’s Place Retail Stores [1,2]	2,100,000	119,637,000
Finish Line (The) Cl. A [2]	4,958,000	139,666,860
Stage Stores	658,500	14,631,870

		589,263,510

Total (Cost $714,761,169)		933,451,386

Consumer Staples – 7.8%
Food & Staples Retailing - 2.5%
Arden Group Cl. A [2]	243,000	30,741,930
Weis Markets	1,144,500	60,154,920

		90,896,850

Food Products - 3.3%
J&J Snack Foods	447,500	39,644,025
Lancaster Colony	906,000	79,863,900

		119,507,925

Tobacco - 2.0%
Universal Corporation [2]	1,296,000	70,761,600

Total (Cost $186,444,916)		281,166,375

Energy – 0.8%
Energy Equipment & Services - 0.8%
RPC	1,525,500	27,230,175

Total (Cost $27,422,525)		27,230,175

Health Care – 3.9%
Health Care Equipment & Supplies - 1.4%
Atrion Corporation [2]	167,000	49,473,750

Life Sciences Tools & Services - 2.5%
Bio-Rad Laboratories Cl. A [1]	750,500	92,769,305

Total (Cost $76,637,064)		142,243,055

Industrials – 20.2%
Aerospace & Defense - 1.5%
National Presto Industries [1,2]	656,500	$52,848,250

Commercial Services & Supplies - 4.4%
UniFirst Corporation [2]	1,481,570	158,527,990

Electrical Equipment - 7.7%
EnerSys [2]	2,391,000	167,585,190
Hubbell Cl. B	752,000	81,892,800
Regal-Beloit	412,000	30,372,640

		279,850,630

Industrial Conglomerates - 1.1%
Carlisle Companies	480,000	38,112,000

Machinery - 4.0%
Ampco-Pittsburgh	252,000	4,901,400
Foster (L.B.) Company [2]	1,000,000	47,290,000
Hurco Companies [2]	471,000	11,779,710
Standex International	432,000	27,164,160
Valmont Industries	362,500	54,056,000

		145,191,270

Trading Companies & Distributors - 1.5%
Applied Industrial Technologies	1,108,500	54,416,265

Total (Cost $415,643,792)		728,946,405

Information Technology – 16.7%
Communications Equipment - 2.8%
Plantronics [2]	2,215,000	102,886,750

Electronic Equipment, Instruments & Components - 8.9%
AVX Corporation [2]	9,298,500	129,528,105
Littelfuse	1,023,500	95,113,855
Park Electrochemical [2]	2,011,000	57,755,920
†ScanSource [1]	930,000	39,459,900

		321,857,780

Semiconductors & Semiconductor Equipment - 5.0%
Entegris [1]	4,739,000	54,972,400
Teradyne [1,3]	7,134,000	125,701,080

		180,673,480

Total (Cost $466,055,881)		605,418,010

Materials – 13.4%
Chemicals - 9.6%
Hawkins [2]	989,000	36,780,910
Minerals Technologies [2]	3,075,000	184,715,250
†NewMarket Corporation	86,000	28,736,900
Schulman (A.) [2]	1,487,000	52,431,620
Stepan Company	668,000	43,840,840

		346,505,520

Metals & Mining - 0.1%
Central Steel & Wire [4]	5,550	4,107,000

Paper & Forest Products - 3.7%
Schweitzer-Mauduit International [2]	2,638,557	135,806,529

Total (Cost $326,365,657)		486,419,049

TOTAL COMMON STOCKS
(Cost $2,213,331,004)		3,204,874,455

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 73

Schedules of Investments

Royce Special Equity Fund (continued)

VALUE
REPURCHASE AGREEMENT – 11.5%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $418,376,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.375%-3.50% due 5/15/20-6/30/20,
valued at $426,748,800)
(Cost $418,376,000)	$418,376,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $35,100,554)	35,100,554

TOTAL INVESTMENTS – 101.1%
(Cost $2,666,807,558)	3,658,351,009

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.1)%	(40,519,931)

NET ASSETS – 100.0%	$3,617,831,078

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.8%

Consumer Discretionary – 29.2%
Auto Components - 1.4%
†Gentex Corporation	504,401	$16,640,189

Automobiles - 1.9%
Thor Industries	416,060	22,978,994

Household Durables - 1.5%
†NVR [1]	17,377	17,828,976

Specialty Retail - 14.1%
American Eagle Outfitters	1,752,986	25,242,998
Ascena Retail Group [1]	1,592,664	33,700,770
Buckle (The)	670,497	35,241,322
GameStop Corporation Cl. A	628,007	30,935,625
†Genesco [1]	347,560	25,392,734
Guess?	508,949	15,813,046

		166,326,495

Textiles, Apparel & Luxury Goods - 10.3%
Crocs [1]	1,741,811	27,729,631
Deckers Outdoor [1,3]	119,775	10,116,196
†G-III Apparel Group [1]	434,750	32,080,203
Steven Madden [1]	772,753	28,275,032
Vera Bradley [1,3]	994,531	23,908,525

		122,109,587

Total (Cost $243,299,172)		345,884,241

Consumer Staples – 1.3%
Personal Products - 1.3%
Nu Skin Enterprises Cl. A	107,207	14,818,152

Total (Cost $4,060,221)		14,818,152

Energy – 11.6%
Energy Equipment & Services - 11.1%
Atwood Oceanics [1]	671,928	35,874,236
Helmerich & Payne	422,499	35,523,716
Oil States International [1]	249,377	25,366,628
Unit Corporation [1]	679,683	35,085,237

		131,849,817

Oil, Gas & Consumable Fuels - 0.5%
Cimarex Energy	54,392	5,706,264

Total (Cost $98,189,546)		137,556,081

Financials – 13.3%
Capital Markets - 2.5%
Federated Investors Cl. B	1,009,043	29,060,438

Insurance - 7.7%
Allied World Assurance Company
Holdings	154,991	17,484,534
Aspen Insurance Holdings	219,067	9,049,658
PartnerRe	282,074	29,739,062
Reinsurance Group of America	456,890	35,367,855

		91,641,109

74 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Financials (continued)
Thrifts & Mortgage Finance - 3.1%
Genworth MI Canada	1,050,100	$36,211,027

Total (Cost $106,256,953)		156,912,574

Health Care – 5.5%
Health Care Providers & Services - 5.5%
Chemed Corporation	372,883	28,570,295
Magellan Health Services [1]	341,625	20,466,754
MEDNAX [1]	293,528	15,668,525

Total (Cost $44,425,331)		64,705,574

Industrials – 8.2%
Aerospace & Defense - 1.2%
Cubic Corporation	268,158	14,121,200

Commercial Services & Supplies - 0.9%
†UniFirst Corporation	97,900	10,475,300

Machinery - 2.8%
Kennametal	386,152	20,106,934
Lincoln Electric Holdings	176,746	12,609,060

		32,715,994

Road & Rail - 1.0%
†Knight Transportation	657,100	12,051,214

Trading Companies & Distributors - 2.3%
Applied Industrial Technologies	560,898	27,534,483

Total (Cost $69,014,199)		96,898,191

Information Technology – 19.7%
Communications Equipment - 4.3%
NETGEAR [1]	1,026,254	33,804,807
Plantronics	378,646	17,588,107

		51,392,914

Electronic Equipment, Instruments & Components - 4.0%
Littelfuse	17,458	1,622,372
†MTS Systems	145,447	10,363,099
Vishay Intertechnology [1,3]	2,664,517	35,331,495

		47,316,966

IT Services - 5.0%
Convergys Corporation	1,290,098	27,156,563
ManTech International Cl. A	1,078,224	32,271,244

		59,427,807

Office Electronics - 0.4%
Zebra Technologies Cl. A [1]	80,560	4,356,685

Semiconductors & Semiconductor Equipment - 6.0%
Cabot Microelectronics [1]	183,223	8,373,291
MKS Instruments	712,767	21,340,244
Synaptics [1,3]	340,000	17,615,400
Teradyne [1]	1,323,847	23,326,184

		70,655,119

Total (Cost $213,680,661)		233,149,491

Materials – 9.0%
Chemicals - 5.0%
Innophos Holdings	229,973	11,176,688
†Innospec	712,940	32,952,087
Westlake Chemical	127,113	15,516,684

		59,645,459

Metals & Mining - 2.6%
Reliance Steel & Aluminum	398,043	30,187,581

Paper & Forest Products - 1.4%
†Schweitzer-Mauduit International	324,200	16,686,574

Total (Cost $80,671,654)		106,519,614

TOTAL COMMON STOCKS
(Cost $859,597,737)		1,156,443,918

REPURCHASE AGREEMENT – 1.8%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $21,023,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.625% due 7/15/16, valued at
$21,445,974)
(Cost $21,023,000)		21,023,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.8%
U.S. Treasury Bonds
5.375%
due 2/15/31	$183,345	187,180
U.S. Treasury Notes
0.125%-3.125%
due 4/15/14-1/15/23	1,339,949	1,345,135
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		43,782,942

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $45,315,257)		45,315,257

TOTAL INVESTMENTS – 103.4%
(Cost $925,935,994)		1,222,782,175

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.4)%		(40,289,453)

NET ASSETS – 100.0%		$1,182,492,722

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 75

Schedules of Investments

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 93.7%

Consumer Discretionary – 12.1%
Hotels, Restaurants & Leisure - 2.6%
Buffalo Wild Wings [1]	74,900	$11,025,280
†Churchill Downs	125,000	11,206,250
Red Robin Gourmet Burgers [1]	143,000	10,516,220

		32,747,750

Household Durables - 1.4%
iRobot Corporation [1]	267,000	9,283,590
†UCP Cl. A [1]	580,000	8,491,200

		17,774,790

Internet & Catalog Retail - 1.2%
HomeAway [1]	350,500	14,328,440

Leisure Equipment & Products - 1.2%
†Arctic Cat	252,000	14,358,960

Specialty Retail - 3.1%
†Container Store Group [1,3]	5,000	233,050
Hibbett Sports [1,3]	60,000	4,032,600
Monro Muffler Brake	127,000	7,157,720
Tractor Supply	198,000	15,360,840
Zumiez [1]	476,000	12,376,000

		39,160,210

Textiles, Apparel & Luxury Goods - 2.6%
Carter’s	287,200	20,618,088
Gildan Activewear	221,833	11,825,917

		32,444,005

Total (Cost $90,383,512)		150,814,155

Consumer Staples – 1.8%
Food & Staples Retailing - 0.8%
United Natural Foods [1]	133,517	10,065,847

Food Products - 0.6%
Snyder’s-Lance	275,000	7,898,000

Personal Products - 0.4%
Female Health	556,000	4,726,000

Total (Cost $15,787,617)		22,689,847

Energy – 2.9%
Energy Equipment & Services - 2.7%
Helmerich & Payne	88,000	7,399,040
Pason Systems	539,000	11,660,362
Trican Well Service	383,800	4,689,785
Unit Corporation [1]	185,400	9,570,348

		33,319,535

Oil, Gas & Consumable Fuels - 0.2%
Sprott Resource	1,515,000	3,308,826

Total (Cost $32,136,956)		36,628,361

Financials – 11.4%
Capital Markets - 4.0%
Affiliated Managers Group [1]	73,800	16,005,744
†Alaris Royalty	378,300	10,637,629
Northern Trust	239,000	14,791,710
Oaktree Capital Group LLC Cl. A	145,600	8,567,104

		50,002,187

Commercial Banks - 4.6%
Associated Banc-Corp	636,000	11,066,400
Columbia Banking System	287,500	7,909,125
Enterprise Financial Services	594,800	12,145,816
Fifth Third Bancorp	594,800	12,508,644
Umpqua Holdings	670,300	12,829,542

		56,459,527

Diversified Financial Services - 1.2%
PICO Holdings [1]	656,222	15,165,290

Real Estate Management & Development - 0.9%
†Jones Lang LaSalle	112,000	11,467,680

Thrifts & Mortgage Finance - 0.7%
Berkshire Hills Bancorp	319,592	8,715,274

Total (Cost $106,510,856)		141,809,958

Health Care – 11.0%
Biotechnology - 4.6%
Actelion	198,000	16,724,735
Cubist Pharmaceuticals [1]	286,000	19,696,820
Myriad Genetics [1,3]	984,893	20,663,055

		57,084,610

Health Care Equipment & Supplies - 2.5%
Cerus Corporation [1,3]	2,479,500	15,992,775
†TearLab Corporation [1,3]	488,229	4,560,059
Thoratec Corporation [1]	293,600	10,745,760

		31,298,594

Health Care Providers & Services - 0.5%
Healthways [1,3]	377,000	5,786,950

Life Sciences Tools & Services - 0.8%
†Furiex Pharmaceuticals [1]	236,582	9,938,810

Pharmaceuticals - 2.6%
Medicines Company (The) [1]	355,000	13,710,100
UCB	260,000	19,364,895

		33,074,995

Total (Cost $102,411,682)		137,183,959

Industrials – 16.0%
Building Products - 1.1%
Apogee Enterprises	380,198	13,652,910

Commercial Services & Supplies - 2.1%
†Mobile Mini [1]	338,000	13,918,840
UniFirst Corporation	110,400	11,812,800

		25,731,640

Electrical Equipment - 3.3%
Acuity Brands	115,095	12,582,186
†Capstone Turbine [1,3]	6,250,000	8,062,500
†EnerSys	140,000	9,812,600
†Powell Industries	164,462	11,017,309

		41,474,595

76 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Industrials (continued)
Industrial Conglomerates - 1.5%
Carlisle Companies	229,900	$18,254,060

Machinery - 1.8%
Tennant Company	116,437	7,895,593
Valmont Industries	10,400	1,550,848
Wabtec Corporation	181,464	13,477,331

		22,923,772

Professional Services - 1.4%
†Huron Consulting Group [1]	277,514	17,405,678

Road & Rail - 0.7%
Celadon Group	439,600	8,563,408

Trading Companies & Distributors - 3.3%
†Beacon Roofing Supply [1]	482,390	19,430,669
Grainger (W.W.)	36,600	9,348,372
Watsco	135,100	12,977,706

		41,756,747

Transportation Infrastructure - 0.8%
†Wesco Aircraft Holdings [1]	478,000	10,477,760

Total (Cost $125,874,096)		200,240,570

Information Technology – 27.0%
Communications Equipment - 5.6%
EXFO [1,3]	2,167,234	10,316,034
Infinera Corporation [1]	1,990,833	19,470,347
NumereX Corporation Cl. A [1,2]	1,030,200	13,341,090
Plantronics	137,000	6,363,650
†Sierra Wireless [1]	823,200	19,896,744

		69,387,865

Computers & Peripherals - 0.7%
Immersion Corporation [1]	805,595	8,362,076

Electronic Equipment, Instruments & Components - 10.2%
FLIR Systems	683,900	20,585,390
†InvenSense [1,3]	1,073,400	22,305,252
IPG Photonics [1,3]	245,132	19,024,694
Littelfuse	132,744	12,335,900
Mercury Systems [1]	1,321,749	14,473,152
†Methode Electronics	340,605	11,645,285
Rogers Corporation [1]	437,693	26,918,119

		127,287,792

Internet Software & Services - 1.2%
†SciQuest [1]	511,877	14,578,257

IT Services - 2.1%
Genpact [1]	883,000	16,220,710
†Virtusa Corporation [1]	265,100	10,097,659

		26,318,369

Semiconductors & Semiconductor Equipment - 2.6%
International Rectifier [1]	478,048	12,462,711
LSI Corporation	1,017,000	11,207,340
Ultratech [1]	307,740	8,924,460

		32,594,511

Software - 4.6%
Informatica Corporation [1]	246,000	10,209,000
Manhattan Associates [1]	81,000	9,515,880
PTC [1]	497,000	17,588,830
Splunk [1]	187,304	12,862,166
†Tangoe [1,3]	421,000	7,582,210

		57,758,086

Total (Cost $226,820,983)		336,286,956

Materials – 6.7%
Chemicals - 1.1%
†Rockwood Holdings	193,000	13,880,560

Construction Materials - 1.5%
Eagle Materials	244,000	18,892,920

Metals & Mining - 4.1%
Horsehead Holding Corporation [1]	1,180,353	19,133,522
Reliance Steel & Aluminum	174,100	13,203,744
Worthington Industries	454,466	19,123,929

		51,461,195

Total (Cost $48,732,353)		84,234,675

Miscellaneous [5] – 4.8%
Total (Cost $49,396,785)		59,771,347

TOTAL COMMON STOCKS
(Cost $798,054,840)		1,169,659,828

REPURCHASE AGREEMENT – 6.6%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $82,948,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.25%-2.00% due 4/30/16-5/15/16, valued
at $84,610,579)
(Cost $82,948,000)		82,948,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $94,323,980)		94,323,980

TOTAL INVESTMENTS – 107.9%
(Cost $975,326,820)		1,346,931,808

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.9)%		(99,173,740)

NET ASSETS – 100.0%		$1,247,758,068

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 77

Schedules of Investments

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 89.7%

Consumer Discretionary – 6.0%
Auto Components - 1.0%
Drew Industries	55,656	$2,849,587

Household Durables - 1.7%
Ethan Allen Interiors	67,500	2,053,350
Harman International Industries	35,900	2,938,415

		4,991,765

Internet & Catalog Retail - 0.9%
†FTD Companies [1,3]	81,900	2,668,302

Media - 0.5%
Morningstar	21,072	1,645,513

Specialty Retail - 1.9%
Ascena Retail Group [1]	167,300	3,540,068
†Destination Maternity	71,000	2,121,480

		5,661,548

Total (Cost $9,438,131)		17,816,715

Consumer Staples – 2.3%
Food Products - 2.3%
Darling International [1]	197,500	4,123,800
Sanderson Farms	36,200	2,618,346

Total (Cost $3,712,440)		6,742,146

Energy – 8.0%
Energy Equipment & Services - 8.0%
Ensign Energy Services	182,000	2,866,425
Helmerich & Payne	43,725	3,676,398
Oil States International [1]	28,400	2,888,848
Pason Systems	213,000	4,607,898
SEACOR Holdings [1]	31,500	2,872,800
Trican Well Service	245,000	2,993,740
Unit Corporation [1]	71,800	3,706,316

Total (Cost $13,024,032)		23,612,425

Financials – 4.2%
Capital Markets - 4.2%
AllianceBernstein Holding L.P.	128,769	2,747,930
Federated Investors Cl. B	180,200	5,189,760
Lazard Cl. A	49,000	2,220,680
SEI Investments	66,000	2,292,180

Total (Cost $8,754,801)		12,450,550

Health Care – 4.6%
Health Care Equipment & Supplies - 1.6%
Analogic Corporation	25,800	2,284,848
†Atrion Corporation	8,400	2,488,500

		4,773,348

Life Sciences Tools & Services - 2.3%
Bio-Rad Laboratories Cl. A [1]	19,500	2,410,395
PerkinElmer	47,400	1,954,302
Techne Corporation	27,300	2,584,491

		6,949,188

Pharmaceuticals - 0.7%
†Medicines Company (The) [1]	53,200	2,054,584

Total (Cost $10,784,261)		13,777,120

Industrials – 27.4%
Aerospace & Defense - 1.3%
HEICO Corporation Cl. A	91,050	3,835,026

Air Freight & Logistics - 3.9%
Expeditors International of
Washington	82,800	3,663,900
Forward Air	100,014	4,391,615
UTi Worldwide	206,300	3,622,628

		11,678,143

Building Products - 1.0%
Simpson Manufacturing	81,200	2,982,476

Commercial Services & Supplies - 1.3%
Heritage-Crystal Clean [1]	189,008	3,872,774

Construction & Engineering - 2.8%
Jacobs Engineering Group [1]	70,700	4,453,393
KBR	118,800	3,788,532

		8,241,925

Electrical Equipment - 2.7%
Global Power Equipment Group	138,000	2,700,660
GrafTech International [1]	273,300	3,069,159
Regal-Beloit	29,100	2,145,252

		7,915,071

Machinery - 5.9%
†CIRCOR International	63,218	5,106,750
Hyster-Yale Materials Handling Cl. A	36,000	3,353,760
Kennametal	80,900	4,212,463
Valmont Industries	20,300	3,027,136
Wabtec Corporation	26,200	1,945,874

		17,645,983

Professional Services - 5.7%
†Acacia Research	137,690	2,002,012
Advisory Board (The) [1]	29,182	1,858,018
†ICF International [1]	59,100	2,051,361
ManpowerGroup	46,166	3,963,813
Robert Half International	49,500	2,078,505
Towers Watson & Co. Cl. A	25,900	3,305,099
Verisk Analytics Cl. A [1]	23,100	1,518,132

		16,776,940

Trading Companies & Distributors - 2.8%
Air Lease Cl. A	94,200	2,927,736
Applied Industrial Technologies	70,000	3,436,300
MSC Industrial Direct Cl. A	25,800	2,086,446

		8,450,482

Total (Cost $48,607,155)		81,398,820

Information Technology – 23.8%
Communications Equipment - 1.4%
ADTRAN	157,400	4,251,374

78 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Information Technology (continued)
Computers & Peripherals - 0.9%
Diebold	85,100	$2,809,151

Electronic Equipment, Instruments & Components - 11.3%
Coherent [1]	48,700	3,622,793
Dolby Laboratories Cl. A [1]	52,500	2,024,400
FARO Technologies [1]	49,187	2,867,602
FLIR Systems	72,800	2,191,280
IPG Photonics [1]	35,600	2,762,916
Littelfuse	37,500	3,484,875
MTS Systems	30,600	2,180,250
National Instruments	95,200	3,048,304
†Orbotech [1]	195,400	2,641,808
Plexus Corporation [1]	86,300	3,735,927
Rofin-Sinar Technologies [1]	115,600	3,123,512
†Rogers Corporation [1]	32,100	1,974,150

		33,657,817

Internet Software & Services - 1.2%
†Envestnet [1]	89,300	3,598,790

IT Services - 1.1%
Sapient Corporation [1]	182,300	3,164,728

Office Electronics - 1.0%
Zebra Technologies Cl. A [1]	57,600	3,115,008

Semiconductors & Semiconductor Equipment - 5.4%
†ATMI [1]	99,900	3,017,979
Cabot Microelectronics [1]	74,800	3,418,360
Diodes [1]	127,800	3,010,968
International Rectifier [1]	80,300	2,093,421
Nanometrics [1]	143,560	2,734,818
†Veeco Instruments [1]	49,800	1,638,918

		15,914,464

Software - 1.5%
ANSYS [1]	31,000	2,703,200
Blackbaud	42,600	1,603,890

		4,307,090

Total (Cost $47,504,956)		70,818,422

Materials – 8.8%
Chemicals - 1.2%
Innospec	75,400	3,484,988

Containers & Packaging - 1.2%
Greif Cl. A	67,800	3,552,720

Metals & Mining - 6.4%
Globe Specialty Metals	194,900	3,510,149
Haynes International	77,133	4,260,827
Major Drilling Group International	317,000	2,294,874
Randgold Resources ADR	26,900	1,689,589
Reliance Steel & Aluminum	64,900	4,922,016
Steel Dynamics	129,200	2,524,568

		19,202,023

Total (Cost $19,620,277)		26,239,731

Miscellaneous [5] – 4.6%
Total (Cost $12,285,458)		13,692,206

TOTAL COMMON STOCKS
(Cost $173,731,511)		266,548,135

REPURCHASE AGREEMENT – 9.4%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $27,942,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52%-3.25% due 5/20/16-7/15/16, valued
at $28,292,757)
(Cost $27,942,000)		27,942,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,636,004)		2,636,004

TOTAL INVESTMENTS – 100.0%
(Cost $204,309,515)		297,126,139

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%		36,196

NET ASSETS – 100.0%		$297,162,335

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 79

Schedules of Investments

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 91.8%

Consumer Discretionary – 10.2%
Auto Components - 0.5%
Autoliv	33,300	$3,056,940

Automobiles - 0.2%
Thor Industries	27,040	1,493,419

Diversified Consumer Services - 0.4%
Benesse Holdings	4,000	160,479
Regis Corporation	127,800	1,854,378
Weight Watchers International [3]	23,500	773,855

		2,788,712

Hotels, Restaurants & Leisure - 0.1%
Abu Dhabi National Hotels	642,000	541,846

Household Durables - 0.7%
Harman International Industries	44,100	3,609,585
Hunter Douglas	27,600	1,249,190

		4,858,775

Media - 0.5%
Pico Far East Holdings	490,000	171,247
Saga Communications Cl. A	16,210	815,363
Value Line	169,000	1,962,090

		2,948,700

Specialty Retail - 5.4%
American Eagle Outfitters	314,000	4,521,600
Ascena Retail Group [1]	298,084	6,307,458
Buckle (The)	130,579	6,863,232
Cato Corporation (The) Cl. A	41,310	1,313,658
Fielmann	3,200	374,322
GameStop Corporation Cl. A	85,930	4,232,912
†Genesco [1]	40,400	2,951,624
Guess?	90,500	2,811,835
Lewis Group	196,000	1,324,728
Shoe Carnival	53,544	1,553,311
Signet Jewelers	14,500	1,141,150
Stein Mart	60,239	810,215
USS	70,000	959,833

		35,165,878

Textiles, Apparel & Luxury Goods - 2.4%
Barry (R.G.)	16,469	317,852
†Crocs [1]	225,828	3,595,182
Pandora	34,000	1,843,345
Stella International Holdings	604,000	1,539,151
†Steven Madden [1]	80,350	2,940,006
Vera Bradley [1,3]	210,300	5,055,612

		15,291,148

Total (Cost $55,692,862)		66,145,418

Consumer Staples – 1.9%
Food & Staples Retailing - 0.5%
FamilyMart	16,850	768,818
Village Super Market Cl. A	72,016	2,233,216

		3,002,034

Food Products - 1.1%
Hormel Foods	115,600	5,221,652
Industrias Bachoco ADR	6,100	245,647
J&J Snack Foods	10,300	912,477
Lancaster Colony	3,000	264,450
Super Group	283,400	853,378

		7,497,604

Personal Products - 0.3%
Nu Skin Enterprises Cl. A	15,745	2,176,274

Total (Cost $7,807,726)		12,675,912

Energy – 5.3%
Energy Equipment & Services - 4.4%
Ensco Cl. A	66,600	3,808,188
Ensign Energy Services	25,300	398,465
Helmerich & Payne	80,000	6,726,400
Oil States International [1]	42,700	4,343,444
TGS-NOPEC Geophysical	19,200	509,020
Tidewater	76,500	4,534,155
†Transocean	168,400	8,322,328

		28,642,000

Oil, Gas & Consumable Fuels - 0.9%
Cimarex Energy	5,800	608,478
†HollyFrontier Corporation	97,000	4,819,930
Natural Resource Partners L.P.	37,500	747,750

		6,176,158

Total (Cost $27,810,030)		34,818,158

Financials – 24.7%
Capital Markets - 12.1%
†Alaris Royalty	33,000	927,945
AllianceBernstein Holding L.P.	155,100	3,309,834
Apollo Global Management LLC Cl. A	81,900	2,588,859
ARA Asset Management	1,388,200	2,046,081
Ashmore Group	464,250	3,085,093
Close Brothers Group	18,000	408,953
Coronation Fund Managers	518,000	3,948,454
†Diamond Hill Investment Group	32,500	3,846,050
Egyptian Financial Group-Hermes Holding
Company [1]	159,000	198,620
Federated Investors Cl. B	290,400	8,363,520
Gluskin Sheff + Associates	32,200	779,044
GMP Capital	296,000	1,956,150
Invesco	79,600	2,897,440
Investec	88,500	641,310
Jupiter Fund Management	550,000	3,506,474
KKR & Co. L.P.	386,600	9,409,844
Lazard Cl. A	67,700	3,068,164
†Oaktree Capital Group LLC Cl. A	32,900	1,935,836
Och-Ziff Capital Management Group LLC
Cl. A	108,100	1,599,880
SEI Investments	146,600	5,091,418
Sprott	735,700	1,814,577
State Street	71,500	5,247,385
T. Rowe Price Group	9,100	762,307

80 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Value Partners Group	4,597,000	$3,562,923
VZ Holding	8,300	1,548,254
Waddell & Reed Financial Cl. A	18,410	1,198,859
Westwood Holdings Group	78,473	4,858,263

		78,601,537

Commercial Banks - 1.8%
Ames National	30,039	672,573
Bank of Hawaii	70,700	4,181,198
BLOM Bank GDR	63,000	544,950
BOK Financial	30,400	2,016,128
City Holding Company	37,795	1,751,043
First Republic Bank	48,100	2,518,035

		11,683,927

Diversified Financial Services - 2.3%
Bolsa Mexicana de Valores	753,000	1,726,712
Hellenic Exchanges	158,000	1,738,884
KKR Financial Holdings LLC	228,350	2,783,587
Moody’s Corporation	76,600	6,010,802
Singapore Exchange	140,000	805,420
Warsaw Stock Exchange	135,400	1,859,982

		14,925,387

Insurance - 5.7%
Allied World Assurance Company
Holdings	29,898	3,372,793
Aspen Insurance Holdings	19,624	810,667
Cincinnati Financial	46,700	2,445,679
E-L Financial	7,000	4,678,748
Erie Indemnity Cl. A	24,200	1,769,504
Marsh & McLennan	85,900	4,154,124
Montpelier Re Holdings	5,397	157,053
PartnerRe	40,306	4,249,462
Reinsurance Group of America	95,355	7,381,431
†Symetra Financial	181,100	3,433,656
Willis Group Holdings	110,700	4,960,467

		37,413,584

Real Estate Investment Trusts (REITs) - 1.3%
†Columbia Property Trust	209,995	5,249,875
DCT Industrial Trust	98,400	701,592
Essex Property Trust	8,000	1,148,080
National Health Investors	19,300	1,082,730

		8,182,277

Thrifts & Mortgage Finance - 1.5%
Genworth MI Canada	218,448	7,532,831
TrustCo Bank Corp. NY	298,460	2,142,943

		9,675,774

Total (Cost $115,001,994)		160,482,486

Health Care – 4.7%
Health Care Equipment & Supplies - 1.3%
Atrion Corporation	13,200	3,910,500
Carl Zeiss Meditec	2,200	73,288
†DENTSPLY International	92,500	4,484,400

		8,468,188

Health Care Providers & Services - 2.2%
Chemed Corporation	54,658	4,187,896
Landauer	53,000	2,788,330
MEDNAX [1]	35,600	1,900,328
OdontoPrev	38,400	159,996
Owens & Minor	150,800	5,513,248

		14,549,798

Life Sciences Tools & Services - 0.7%
†Techne Corporation	44,700	4,231,749

Pharmaceuticals - 0.5%
Adcock Ingram Holdings	98,000	662,364
Hikma Pharmaceuticals	11,000	218,767
Recordati	93,000	1,338,253
Santen Pharmaceutical	18,100	843,040

		3,062,424

Total (Cost $25,153,166)		30,312,159

Industrials – 18.3%
Aerospace & Defense - 1.0%
American Science & Engineering	49,545	3,562,781
Cubic Corporation	24,916	1,312,076
HEICO Corporation Cl. A	36,132	1,521,880

		6,396,737

Air Freight & Logistics - 1.6%
Expeditors International of
Washington	156,600	6,929,550
Forward Air	70,400	3,091,264
UTi Worldwide	16,700	293,252

		10,314,066

Building Products - 1.0%
AAON	92,525	2,956,174
Geberit	1,000	303,234
Simpson Manufacturing	57,600	2,115,648
TOTO	74,000	1,171,380

		6,546,436

Commercial Services & Supplies - 2.1%
Brink’s Company (The)	108,500	3,704,190
†Cintas Corporation	103,500	6,167,565
Kaba Holding	2,100	1,020,514
Mine Safety Appliances	35,000	1,792,350
Ritchie Bros. Auctioneers	9,000	206,370
Societe BIC	6,600	808,631

		13,699,620

Construction & Engineering - 0.5%
KBR	100,000	3,189,000

Electrical Equipment - 1.9%
AZZ	64,100	3,131,926
Brady Corporation Cl. A	54,300	1,679,499
Hubbell Cl. B	45,700	4,976,730
Regal-Beloit	36,000	2,653,920

		12,442,075

Machinery - 7.3%
Alamo Group	28,282	1,716,435
Burckhardt Compression Holding	3,000	1,314,949

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 81

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
CLARCOR	75,200	$4,839,120
Donaldson Company	111,000	4,824,060
Flowserve Corporation	20,100	1,584,483
Graco	65,400	5,109,048
IDEX Corporation	44,500	3,286,325
John Bean Technologies	97,356	2,855,451
Kennametal	65,114	3,390,486
Lincoln Electric Holdings	30,050	2,143,767
Lindsay Corporation	32,800	2,714,200
†Luxfer Holdings ADR	199,714	4,166,034
Miller Industries	17,051	317,660
Nordson Corporation	15,400	1,144,220
Pfeiffer Vacuum Technology	13,500	1,837,322
Spirax-Sarco Engineering	35,148	1,740,280
Tennant Company	18,400	1,247,704
Valmont Industries	20,600	3,071,872

		47,303,416

Professional Services - 1.4%
ManpowerGroup	52,300	4,490,478
Towers Watson & Co. Cl. A	36,400	4,645,004

		9,135,482

Road & Rail - 0.6%
Landstar System	66,300	3,808,935

Trading Companies & Distributors - 0.9%
Applied Industrial Technologies	123,290	6,052,306

Total (Cost $78,043,491)		118,888,073

Information Technology – 9.1%
Communications Equipment - 0.4%
Plantronics	58,708	2,726,987

Computers & Peripherals - 0.3%
Diebold	48,800	1,610,888

Electronic Equipment, Instruments & Components - 4.6%
Amphenol Corporation Cl. A	47,100	4,200,378
AVX Corporation	142,300	1,982,239
Cognex Corporation [1]	20,000	763,600
Domino Printing Sciences	115,000	1,456,822
FLIR Systems	142,900	4,301,290
Littelfuse	33,958	3,155,717
MTS Systems	50,293	3,583,376
National Instruments	130,900	4,191,418
Vaisala Cl. A	48,000	1,532,639
†Vishay Intertechnology [1]	379,000	5,025,540

		30,193,019

IT Services - 2.5%
†Broadridge Financial Solutions	99,100	3,916,432
Convergys Corporation	182,315	3,837,731
Jack Henry & Associates	32,300	1,912,483
ManTech International Cl. A	79,536	2,380,512
†Western Union	241,900	4,172,775

		16,219,933

Semiconductors & Semiconductor Equipment - 0.2%
MKS Instruments	30,000	898,200
Teradyne [1]	20,000	352,400

		1,250,600

Software - 1.1%
†SimCorp	87,000	3,425,292
†Totvs	243,500	3,814,670

		7,239,962

Total (Cost $45,827,189)		59,241,389

Materials – 12.1%
Chemicals - 3.0%
Balchem Corporation	50,150	2,943,805
Cabot Corporation	98,393	5,057,400
International Flavors & Fragrances	27,100	2,330,058
Quaker Chemical	57,600	4,439,232
Stepan Company	60,600	3,977,178
Victrex	7,500	228,149
Westlake Chemical	4,300	524,901

		19,500,723

Containers & Packaging - 1.5%
AptarGroup	86,200	5,845,222
Greif Cl. A	68,600	3,594,640

		9,439,862

Metals & Mining - 7.6%
†Agnico Eagle Mines	195,000	5,144,100
Allegheny Technologies	134,200	4,781,546
Carpenter Technology	59,000	3,669,800
Commercial Metals	18,700	380,171
Compass Minerals International	37,600	3,009,880
Fresnillo	254,000	3,135,657
Hecla Mining	270,000	831,600
†Major Drilling Group International	409,400	2,963,790
Pan American Silver	284,000	3,322,800
Randgold Resources ADR	75,300	4,729,593
Reliance Steel & Aluminum	123,406	9,359,111
Schnitzer Steel Industries Cl. A	32,600	1,065,042
Sims Metal Management ADR [1,4]	240,000	2,313,600
Steel Dynamics	21,000	410,340
Worthington Industries	103,800	4,367,904

		49,484,934

Total (Cost $70,013,200)		78,425,519

Telecommunication Services – 0.9%
Diversified Telecommunication Services - 0.5%
†Inmarsat	265,000	3,317,530

Wireless Telecommunication Services - 0.4%
†Telephone and Data Systems	109,200	2,815,176

Total (Cost $5,448,785)		6,132,706

Miscellaneous [5] – 4.6%
Total (Cost $26,201,966)		30,043,469

82 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

VALUE
TOTAL COMMON STOCKS
(Cost $457,000,409)	$597,165,289

REPURCHASE AGREEMENT – 7.0%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $45,730,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.50%-2.00% due 4/29/16-4/30/16, valued
at $46,646,917)
(Cost $45,730,000)	45,730,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $3,073,773)	3,073,773

TOTAL INVESTMENTS – 99.3%
(Cost $505,804,182)	645,969,062

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.7%	4,454,809

NET ASSETS – 100.0%	$650,423,871

Royce Global Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.3%

Austria – 7.4%
Mayr-Melnhof Karton	69,500	$8,604,999
Semperit AG Holding	174,000	8,616,184

Total (Cost $17,900,686)		17,221,183

Belgium – 1.9%
Sipef	55,500	4,405,471

Total (Cost $5,382,630)		4,405,471

Bermuda – 2.0%
†Signet Jewelers	60,000	4,722,000

Total (Cost $4,120,534)		4,722,000

Brazil – 3.7%
Brasil Brokers Participacoes	1,700,000	4,215,323
†CETIP - Mercados Organizados	150,000	1,538,624
Eternit	800,000	2,963,654

Total (Cost $10,327,522)		8,717,601

Canada – 9.2%
†Alamos Gold	145,000	1,756,790
Major Drilling Group International	464,500	3,362,678
Pan American Silver	330,000	3,861,000
Pason Systems	220,500	4,770,148
Sprott	1,450,000	3,576,371
Trican Well Service	345,000	4,215,674

Total (Cost $37,325,318)		21,542,661

Chile – 0.5%
†Inversiones La Construccion	85,000	1,197,069

Total (Cost $1,165,552)		1,197,069

China – 2.0%
Daphne International Holdings [3]	5,500,000	2,475,401
E-House (China) Holdings ADR	140,000	2,111,200

Total (Cost $6,534,402)		4,586,601

Denmark – 0.6%
SimCorp	35,000	1,377,991

Total (Cost $572,663)		1,377,991

France – 4.1%
Alten	62,000	2,814,681
Societe Internationale de Plantations
d’Heveas	48,000	3,374,315
†Stallergenes	45,800	3,418,132

Total (Cost $10,203,658)		9,607,128

Germany – 1.0%
Carl Zeiss Meditec	32,500	1,082,658

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 83

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE
Germany (continued)
Pfeiffer Vacuum Technology	9,500	$1,292,931

Total (Cost $1,821,290)		2,375,589

Hong Kong – 7.1%
Luk Fook Holdings (International)	1,450,000	5,516,294
†New World Department Store China	6,750,000	3,795,314
†Television Broadcasts	450,000	3,000,271
Value Partners Group	5,500,000	4,262,796

Total (Cost $14,925,756)		16,574,675

India – 2.6%
Graphite India	2,300,000	2,974,699
Maharashtra Seamless	1,200,000	3,184,544

Total (Cost $12,104,877)		6,159,243

Italy – 2.0%
Recordati	320,000	4,604,741

Total (Cost $2,322,097)		4,604,741

Japan – 11.4%
Benesse Holdings	83,200	3,337,954
†C. Uyemura & Co.	32,500	1,419,618
EPS Corporation	3,700	4,848,542
FamilyMart	76,250	3,479,074
†Miraial	90,000	1,345,171
MISUMI Group	37,900	1,189,436
Moshi Moshi Hotline	350,000	3,745,608
Nihon M&A Center	16,000	1,077,201
Santen Pharmaceutical	40,000	1,863,071
USS	220,000	3,016,618
†Zuiko Corporation	23,000	1,384,674

Total (Cost $23,394,762)		26,706,967

Jersey – 0.9%
Randgold Resources ADR	34,200	2,148,102

Total (Cost $2,450,135)		2,148,102

Malaysia – 0.8%
†Silverlake Axis	2,500,000	1,743,334

Total (Cost $1,683,911)		1,743,334

Mexico – 1.7%
†Industrias Bachoco ADR	97,500	3,926,325

Total (Cost $2,009,701)		3,926,325

Norway – 2.7%
†Spectrum	430,600	2,626,779
TGS-NOPEC Geophysical	140,000	3,711,605

Total (Cost $6,377,865)		6,338,384

South Africa – 2.6%
Lewis Group	500,000	3,379,409
Raubex Group	1,280,000	2,653,956

Total (Cost $8,719,250)		6,033,365

Sweden – 1.2%
Autoliv	30,000	2,754,000

Total (Cost $2,036,380)		2,754,000

Switzerland – 2.5%
†Garmin	97,500	4,506,450
Partners Group Holding	4,700	1,253,439

Total (Cost $4,006,713)		5,759,889

Turkey – 1.1%
Mardin Cimento Sanayii	1,325,000	2,626,570

Total (Cost $5,520,760)		2,626,570

United Kingdom – 6.9%
Ashmore Group	1,000,000	6,645,327
†Clarkson	61,680	2,043,801
Hochschild Mining	925,000	2,163,602
Jupiter Fund Management	617,500	3,936,814
Spirax-Sarco Engineering	25,000	1,237,823

Total (Cost $16,070,120)		16,027,367

United States – 21.4%
†Cirrus Logic [1,3]	191,000	3,902,130
†Cubic Corporation	35,000	1,843,100
Helmerich & Payne	102,500	8,618,200
Kennametal	60,000	3,124,200
Kennedy-Wilson Holdings	219,600	4,886,100
Lincoln Electric Holdings	15,000	1,070,100
†Lindsay Corporation	41,000	3,392,750
†Medicines Company (The) [1]	72,500	2,799,950
Myriad Genetics [1,3]	250,000	5,245,000
Teradyne [1]	210,000	3,700,200
†Valmont Industries	14,800	2,206,976
Western Digital	110,000	9,229,000

Total (Cost $39,225,777)		50,017,706

TOTAL COMMON STOCKS
(Cost $236,202,359)		227,173,962

REPURCHASE AGREEMENT – 2.3%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $5,262,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at $5,368,444)
(Cost $5,262,000)		5,262,000

84 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.5%
U.S. Treasury Bonds
2.75%-4.375%
due 2/15/38-5/15/43	$322,456	$328,849
U.S. Treasury Notes
0.625%-2.625%
due 6/30/14-4/30/20	16,785	16,790
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		7,934,105

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $8,279,744)		8,279,744

TOTAL INVESTMENTS – 103.1%
(Cost $249,744,103)		240,715,706

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.1)%		(7,298,375)

NET ASSETS – 100.0%		$233,417,331

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 94.3%

Austria – 2.8%
Mayr-Melnhof Karton	4,400	$544,777
Semperit AG Holding	10,500	519,942

Total (Cost $891,494)		1,064,719

Belgium – 2.7%
EVS Broadcast Equipment	4,500	290,899
Sipef	5,200	412,765
Van de Velde	6,500	325,490

Total (Cost $918,438)		1,029,154

Brazil – 3.0%
Brasil Brokers Participacoes	135,000	334,746
†CETIP - Mercados Organizados	30,000	307,725
Eternit	76,900	284,881
Fleury	27,000	210,576

Total (Cost $1,374,023)		1,137,928

Canada – 1.1%
Major Drilling Group International	33,500	242,518
Sprott	80,000	197,317

Total (Cost $498,382)		439,835

Chile – 1.3%
†Inversiones La Construccion	34,000	478,828

Total (Cost $462,298)		478,828

China – 2.2%
ANTA Sports Products	135,600	168,226
Daphne International Holdings	600,000	270,044
Pacific Online	837,800	400,840

Total (Cost $920,279)		839,110

Cyprus – 1.0%
Globaltrans Investment GDR	25,000	397,500

Total (Cost $357,243)		397,500

Finland – 0.9%
†F-Secure	130,000	334,432

Total (Cost $337,750)		334,432

France – 9.3%
Altamir	21,600	306,660
Alten	6,000	272,388
Audika Groupe [1]	23,600	345,444
Boiron	5,000	352,454
Manutan International	5,810	365,831
Parrot [1]	11,800	321,418
Societe Internationale de Plantations
d’Heveas	4,900	344,461
†Stallergenes	5,800	432,864
Vetoquinol	10,500	443,457

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 85

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
France (continued)
Virbac	1,600	$341,834

Total (Cost $2,974,833)		3,526,811

Germany – 4.3%
†Bertrandt	2,300	351,216
Carl Zeiss Meditec	8,100	269,832
KWS Saat	1,245	428,186
†LPKF Laser & Electronics	10,000	255,605
PUMA	1,000	323,289

Total (Cost $1,258,708)		1,628,128

Hong Kong – 10.4%
†I.T	983,000	253,537
Luk Fook Holdings (International)	75,000	285,325
Media Chinese International	900,000	267,898
Midland Holdings	1,000,000	482,313
New World Department Store China	835,000	469,494
Pacific Textiles Holdings	175,800	267,975
Pico Far East Holdings	1,360,000	475,298
Stella International Holdings	157,500	401,351
Television Broadcasts	59,100	394,036
Value Partners Group	450,000	348,774
Xtep International Holdings	575,000	296,610

Total (Cost $3,657,127)		3,942,611

India – 5.1%
AIA Engineering	42,500	328,498
†FAG Bearings India	11,800	308,301
Graphite India	200,000	258,670
†Ipca Laboratories [1]	23,000	270,140
Maharashtra Seamless	90,000	238,841
†Shriram Transport Finance	25,000	270,835
†Thomas Cook (India)	195,000	265,128

Total (Cost $2,022,176)		1,940,413

Indonesia – 0.7%
Selamat Sempurna	900,000	255,136

Total (Cost $258,241)		255,136

Italy – 3.4%
†De’Longhi	28,500	465,392
DiaSorin	7,500	351,732
Recordati	32,500	467,669

Total (Cost $894,850)		1,284,793

Japan – 12.7%
†Asahi Company	17,500	243,946
Benesse Holdings	10,000	401,196
BML	8,200	277,201
C. Uyemura & Co.	7,500	327,604
Dr.Ci:Labo	94	286,972
EPS Corporation	400	524,167
FamilyMart	9,500	433,458
Hogy Medical	5,000	263,033
Milbon	6,400	250,385
Miraial	22,000	328,820
MISUMI Group	10,000	313,835
Moshi Moshi Hotline	32,500	347,807
Santen Pharmaceutical	8,000	372,614
USS	17,500	239,958
†Zuiko Corporation	4,000	240,813

Total (Cost $4,340,142)		4,851,809

Jersey – 0.7%
Randgold Resources ADR	4,300	270,083

Total (Cost $297,682)		270,083

Malaysia – 3.0%
†CB Industrial Product Holding	315,000	308,701
†Media Prima	350,000	279,957
Padini Holdings	523,000	289,003
†PureCircle [1]	26,800	260,730

Total (Cost $951,898)		1,138,391

Mexico – 1.5%
Grupo SIMEC Ser. B [1]	69,000	287,489
Industrias Bachoco ADR	7,000	281,890

Total (Cost $382,664)		569,379

Netherlands – 0.6%
†Beter Bed Holding	10,000	242,192

Total (Cost $177,529)		242,192

Norway – 2.5%
Ekornes	22,500	305,117
†Spectrum	48,400	295,253
TGS-NOPEC Geophysical	13,700	363,207

Total (Cost $1,031,671)		963,577

Singapore – 1.8%
ARA Asset Management	192,000	282,991
Biosensors International Group	375,400	248,392
†CSE Global	245,000	148,520

Total (Cost $680,060)		679,903

South Africa – 3.5%
†Blue Label Telecoms	440,000	356,530
†Ellies Holdings [1]	325,000	172,259
†Foschini Group	20,000	182,555
Lewis Group	54,000	364,976
Raubex Group	120,000	248,809

Total (Cost $1,508,259)		1,325,129

86 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
South Korea – 0.8%
Handsome	10,700	$319,880

Total (Cost $281,701)		319,880

Sweden – 1.0%
Lundin Petroleum [1]	19,200	374,337

Total (Cost $315,543)		374,337

Switzerland – 4.3%
†Forbo Holding	500	427,106
Kaba Holding	880	427,644
VZ Holding	2,000	373,073
Zehnder Group	9,000	413,654

Total (Cost $1,277,049)		1,641,477

Turkey – 1.2%
Koza Altin Isletmeleri	17,500	180,782
Mardin Cimento Sanayii	138,550	274,650

Total (Cost $743,385)		455,432

United Kingdom – 12.5%
Ashmore Group	60,000	398,720
†Consort Medical	32,000	507,118
Domino Printing Sciences	27,500	348,371
†E2V Technologies	195,000	484,365
†Elementis	70,000	311,699
EnQuest [1]	150,000	334,336
Hochschild Mining	90,000	210,513
Homeserve	100,000	455,883
Jupiter Fund Management	35,000	223,139
†Lancashire Holdings	14,000	188,017
Oxford Instruments	11,000	321,867
†Savills	17,500	187,205
Spirax-Sarco Engineering	3,850	190,625
Spirent Communications	185,000	317,992
Victrex	9,500	288,988

Total (Cost $3,974,858)		4,768,838

TOTAL COMMON STOCKS
(Cost $32,788,283)		35,899,825

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $1,469,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52% due 5/20/16, valued at $1,503,119)
(Cost $1,469,000)		1,469,000

TOTAL INVESTMENTS – 98.2%
(Cost $34,257,283)		$37,368,825

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.8%		690,308

NET ASSETS – 100.0%		$38,059,133

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 87

Schedules of Investments

Royce Special Equity Multi-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 94.6%

Consumer Discretionary – 27.1%
Auto Components - 3.4%
†Lear Corporation	79,500	$6,437,115

Distributors - 2.9%
Genuine Parts	67,000	5,573,730

Media - 1.5%
Scripps Networks Interactive Cl. A	32,000	2,765,120

Multiline Retail - 5.0%
Nordstrom	153,500	9,486,300

Specialty Retail - 12.7%
Bed Bath & Beyond [1]	110,500	8,873,150
Gap (The)	207,500	8,109,100
Staples	439,000	6,975,710

		23,957,960

Textiles, Apparel & Luxury Goods - 1.6%
†Coach	52,500	2,946,825

Total (Cost $41,709,123)		51,167,050

Energy – 8.0%
Energy Equipment & Services - 3.4%
†Helmerich & Payne	75,500	6,348,040

Oil, Gas & Consumable Fuels - 4.6%
Occidental Petroleum	91,000	8,654,100

Total (Cost $13,805,949)		15,002,140

Financials – 3.7%
Capital Markets - 3.7%
†Franklin Resources	121,500	7,014,195

Total (Cost $5,911,748)		7,014,195

Health Care – 13.6%
Health Care Equipment & Supplies - 9.5%
C.R. Bard	42,000	5,625,480
Medtronic	101,500	5,825,085
Stryker Corporation	85,500	6,424,470

		17,875,035

Health Care Providers & Services - 3.7%
Quest Diagnostics	130,500	6,986,970

Pharmaceuticals - 0.4%
Johnson & Johnson	8,500	778,515

Total (Cost $21,258,805)		25,640,520

Industrials – 22.7%
Aerospace & Defense - 2.2%
Raytheon Company	46,000	4,172,200

Construction & Engineering - 1.0%
†Fluor Corporation	22,900	1,838,641

Electrical Equipment - 5.2%
Emerson Electric	141,000	9,895,380

Industrial Conglomerates - 2.3%
3M	30,500	4,277,625

Machinery - 12.0%
Cummins	11,500	1,621,155
Dover Corporation	75,000	7,240,500
Illinois Tool Works	68,500	5,759,480
Parker Hannifin	62,500	8,040,000

		22,661,135

Total (Cost $29,248,351)		42,844,981

Information Technology – 19.5%
Communications Equipment - 4.3%
Cisco Systems	358,000	8,037,100

Electronic Equipment, Instruments & Components - 1.1%
Avnet	49,500	2,183,445

Semiconductors & Semiconductor Equipment - 9.0%
Analog Devices	82,500	4,201,725
Intel Corporation	155,000	4,023,800
KLA-Tencor	135,000	8,702,100

		16,927,625

Software - 5.1%
Microsoft Corporation	260,000	9,731,800

Total (Cost $30,196,015)		36,879,970

TOTAL COMMON STOCKS
(Cost $142,129,991)		178,548,856

REPURCHASE AGREEMENT – 5.7%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $10,697,000 (collateralized
by obligations of various U.S. Government
Agencies, 3.25% due 6/30/16, valued at
$10,748,766)
(Cost $10,697,000)		10,697,000

TOTAL INVESTMENTS – 100.3%
(Cost $152,826,991)		189,245,856

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(562,794)

NET ASSETS – 100.0%		$188,683,062

88 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

†	New additions in 2013.
[1]	Non-income producing.
[2]
At December 31, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[3]	All or a portion of these securities were on loan at December 31, 2013.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2013 and less than 1% of net assets.
[6]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 89

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$7,112,408,125	$827,109,881	$5,089,677,713	$1,491,230,709
Affiliated Companies	135,327,209	12,564,194	1,965,946,500	65,022,667
Repurchase agreements (at cost and value)	165,200,000	41,674,000	260,913,000	117,585,000
Cash and foreign currency	1,714	66,056	161	419,901
Receivable for investments sold	29,025,534	9,822,457	1,916,967	43,272,455
Receivable for capital shares sold	6,407,542	421,790	39,260,984	911,483
Receivable for dividends and interest	7,808,014	1,398,370	11,869,357	1,825,447
Prepaid expenses and other assets	2,027,293	2,489	20,355	6,138

Total Assets	7,458,205,431	893,059,237	7,369,605,037	1,720,273,800

LIABILITIES:
Payable for collateral on loaned securities	128,286,444	26,212,865	232,758,018	123,342,925
Payable for investments purchased	17,468,176	15,500,642	1,201,809	2,315,867
Payable for capital shares redeemed	16,866,894	1,539,655	60,867,708	141,967,870
Payable for investment advisory fees	4,559,008	929,440	5,550,165	1,562,112
Accrued expenses	4,165,225	675,840	3,813,150	1,355,660

Total Liabilities	171,345,747	44,858,442	304,190,850	270,544,434

Net Assets	$7,286,859,684	$848,200,795	$7,065,414,187	$1,449,729,366

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,445,490,013	$637,539,813	$4,167,181,330	$1,100,074,879
Undistributed net investment income (loss)	(1,998,921)	(3,027,856)	(2)	(3,745,157)
Accumulated net realized gain (loss) on investments and
foreign currency	110,172,865	8,321,931	163,245,321	16,559,150
Net unrealized appreciation (depreciation) on investments and
foreign currency	2,733,195,727	205,366,907	2,734,987,538	336,840,494

Net Assets	$7,286,859,684	$848,200,795	$7,065,414,187	$1,449,729,366

Investment Class	$5,033,317,904	$650,772,497	$5,096,792,378	$88,568,414
Service Class	591,534,207	79,890,185	318,859,891	1,008,207,335
Consultant Class	788,017,107	117,538,113	66,712,377
Institutional Class	818,211,644		989,100,230	345,982,786
W Class			552,731,910
R Class	44,094,364		32,577,069	3,129,925
K Class	11,684,458		8,640,332	3,840,906

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	341,720,332	39,017,226	230,477,487	6,513,213
Service Class	40,263,851	4,848,305	14,694,417	74,036,075
Consultant Class	60,826,122	8,117,880	3,407,763
Institutional Class	55,457,772		44,332,615	25,427,865
W Class			24,946,659
R Class	3,092,069		1,532,966	235,789
K Class	896,381		1,074,034	557,328

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.73	$16.68	$22.11	$13.60
Service Class[1]	14.69	16.48	21.70	13.62
Consultant Class[2]	12.96	14.48	19.58
Institutional Class[3]	14.75		22.31	13.61
W Class[3]			22.16
R Class[3]	14.26		21.25	13.27
K Class[3]	13.04		8.04	6.89

Investments at identified cost	$4,514,536,820	$634,314,496	$4,320,691,393	$1,219,410,269
Market value of loaned securities	125,823,716	25,407,315	227,903,266	120,750,889

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

90 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$5,263,245,171	$328,826,762	$2,441,404,935	$1,431,642,079
Affiliated Companies	109,310,492	–	72,861,033	1,808,332,930
Repurchase agreements (at cost and value)	377,765,000	38,369,000	172,925,000	418,376,000
Cash and foreign currency	12,579	1,179	559	994
Receivable for investments sold	11,792,298	5,784,573	10,245,237	797,604
Receivable for capital shares sold	32,937,040	1,257,793	6,651,175	8,074,514
Receivable for dividends and interest	6,880,012	447,311	899,375	848,948
Prepaid expenses and other assets	15,276	891	6,599	10,046

Total Assets	5,801,957,868	374,687,509	2,704,993,913	3,668,083,115

LIABILITIES:
Payable for collateral on loaned securities	43,119,635	2,797,942	143,192,210	35,100,554
Payable for investments purchased	8,630,943	–	2,402,646	358,844
Payable for capital shares redeemed	47,377,717	1,338,385	8,658,501	10,287,451
Payable for investment advisory fees	4,540,410	306,755	2,077,094	2,939,112
Accrued expenses	3,409,603	238,973	1,026,607	1,566,076

Total Liabilities	107,078,308	4,682,055	157,357,058	50,252,037

Net Assets	$5,694,879,560	$370,005,454	$2,547,636,855	$3,617,831,078

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,455,156,891	$285,654,172	$1,852,034,583	$2,561,650,713
Undistributed net investment income (loss)	(5,494,463)	45,409	25,570	–
Accumulated net realized gain (loss) on investments and
foreign currency	135,728,273	3,264,465	64,350,530	64,636,914
Net unrealized appreciation (depreciation) on investments and
foreign currency	2,109,488,859	81,041,408	631,226,172	991,543,451

Net Assets	$5,694,879,560	$370,005,454	$2,547,636,855	$3,617,831,078

Investment Class	$3,657,903,931	$117,306,473	$1,426,214,347	$2,510,345,486
Service Class	493,111,169	223,533,024	208,236,785	335,952,457
Consultant Class	404,498,509	15,941,839	18,642,697	71,332,785
Institutional Class	621,446,682		853,886,331	700,200,350
W Class	249,034,585
R Class	72,540,661	6,804,894	22,729,415
K Class	196,344,023	6,419,224	17,927,280

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	222,144,401	7,224,615	91,760,372	100,338,293
Service Class	29,695,912	13,802,194	13,959,178	13,455,944
Consultant Class	24,244,504	1,268,016	1,329,872	3,026,109
Institutional Class	38,010,591		54,359,491	28,145,590
W Class	15,142,159
R Class	4,336,922	585,248	1,543,214
K Class	15,836,741	548,607	1,308,956

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$16.47	$16.24	$15.54	$25.02
Service Class[1]	16.61	16.20	14.92	24.97
Consultant Class[2]	16.68	12.57	14.02	23.57
Institutional Class[3]	16.35		15.71	24.88
W Class[3]	16.45
R Class[3]	16.73	11.63	14.73
K Class[3]	12.40	11.70	13.70

Investments at identified cost	$3,263,071,688	$247,746,107	$1,883,039,964	$2,248,431,558
Market value of loaned securities	42,096,444	2,730,683	139,476,221	33,819,203

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 91

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Dividend
	Fund	Fund	Fund	Value Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$1,201,759,175	$1,250,642,718	$269,184,139	$600,239,062
Affiliated Companies	–	13,341,090	–	–
Repurchase agreements (at cost and value)	21,023,000	82,948,000	27,942,000	45,730,000
Cash and foreign currency	432	677	953	13,584
Receivable for investments sold	7,533,865	–	6,254,868	7,981,234
Receivable for capital shares sold	897,555	750,245	258,164	1,561,146
Receivable for dividends and interest	544,317	672,887	343,360	545,410
Prepaid expenses and other assets	3,454	3,763	834	1,617

Total Assets	1,231,761,798	1,348,359,380	303,984,318	656,072,053

LIABILITIES:
Payable for collateral on loaned securities	45,315,257	94,323,980	2,636,004	3,073,773
Payable for investments purchased	555,681	283,480	3,327,975	307,544
Payable for capital shares redeemed	1,473,611	3,755,556	341,613	1,301,287
Payable for investment advisory fees	985,382	1,072,590	247,130	536,227
Accrued expenses	939,145	1,165,706	269,261	429,351

Total Liabilities	49,269,076	100,601,312	6,821,983	5,648,182

Net Assets	$1,182,492,722	$1,247,758,068	$297,162,335	$650,423,871

ANALYSIS OF NET ASSETS:
Paid-in capital	$869,054,080	$832,711,678	$200,954,865	$503,319,746
Undistributed net investment income (loss)	(5,366)	(1,324,204)	(10,102)	1,341,761
Accumulated net realized gain (loss) on investments and
foreign currency	16,595,235	44,762,547	3,400,590	5,633,368
Net unrealized appreciation (depreciation) on investments and
foreign currency	296,848,773	371,608,047	92,816,982	140,128,996

Net Assets	$1,182,492,722	$1,247,758,068	$297,162,335	$650,423,871

Investment Class	$196,854,676	$244,268,749	$60,155,661	$211,589,122
Service Class	680,673,908	835,378,703	231,879,483	407,598,530
Consultant Class	31,603,813	22,614,566
Institutional Class	219,666,732	142,923,241		31,236,219
R Class	37,408,883	1,605,040	2,806,846
K Class	16,284,710	967,769	2,320,345

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	14,559,364	14,342,113	5,948,283	23,782,076
Service Class	50,500,679	49,355,623	23,080,421	45,379,998
Consultant Class	2,492,000	1,414,046
Institutional Class	16,234,273	8,363,585		3,518,160
R Class	2,835,147	97,704	221,608
K Class	1,529,106	80,913	180,721

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.52	$17.03	$10.11	$8.90
Service Class[1]	13.48	16.93	10.05	8.98
Consultant Class[2]	12.68	15.99
Institutional Class[3]	13.53	17.09		8.88
R Class[3]	13.19	16.43	12.67
K Class[3]	10.65	11.96	12.84

Investments at identified cost	$904,912,994	$892,378,820	$176,367,515	$460,074,182
Market value of loaned securities	44,405,756	92,949,292	2,157,806	3,006,019

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

92 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	Royce	Royce	Royce
	Global	International Smaller-	Special Equity
	Value Fund	Companies Fund	Multi-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$235,453,706	$35,899,825	$178,548,856
Repurchase agreements (at cost and value)	5,262,000	1,469,000	10,697,000
Cash and foreign currency	44,576	811	126
Receivable for investments sold	413,626	622,916	40,193
Receivable for capital shares sold	879,297	90,917	728,724
Receivable for dividends and interest	500,166	103,706	286,927
Prepaid expenses and other assets	775	93	606

Total Assets	242,554,146	38,187,268	190,302,432

LIABILITIES:
Payable for collateral on loaned securities	8,279,744	–	–
Payable for investments purchased	72,565	–	1,318,572
Payable for capital shares redeemed	338,138	48,036	114,140
Payable for investment advisory fees	243,677	19,699	147,006
Accrued expenses	202,691	60,400	39,652

Total Liabilities	9,136,815	128,135	1,619,370

Net Assets	$233,417,331	$38,059,133	$188,683,062

ANALYSIS OF NET ASSETS:
Paid-in capital	$296,239,749	$34,860,360	$148,728,271
Undistributed net investment income (loss)	176,389	(19,501)	2,791
Accumulated net realized gain (loss) on investments and
foreign currency	(53,979,390)	114,432	3,533,135
Net unrealized appreciation (depreciation) on investments and foreign currency	(9,019,417)	3,103,842	36,418,865

Net Assets	$233,417,331	$38,059,133	$188,683,062

Investment Class	$159,366,381		$62,386,972
Service Class	48,244,259	$38,059,133	78,233,135
Consultant Class	25,662,742
Institutional Class			48,062,955
R Class	99,725
K Class	44,224

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	11,722,338		4,182,466
Service Class	3,527,273	3,173,305	5,229,813
Consultant Class	1,895,235
Institutional Class			3,221,319
R Class	9,830
K Class	4,358

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.60		$14.92
Service Class, 1,	13.68	$11.99	14.96
Consultant Class[2]	13.54
Institutional Class[3]			14.92
R Class[3]	10.15
K Class[3]	10.15

Investments at identified cost	$244,482,103	$32,788,283	$142,129,991
Market value of loaned securities	8,003,015

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Special Equity Multi-Cap Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 93

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$7,661,265	$63,191,199	$(5,870,665)	$1,716,521	$(452,026)	$80,158,458
Net realized gain (loss) on investments and
foreign currency	471,075,967	378,839,758	80,848,944	42,923,758	873,083,934	279,919,593
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	1,515,290,678	334,772,475	90,069,276	35,269,614	820,330,897	365,993,509

Net increase (decrease) in net assets from
investment operations	1,994,027,910	776,803,432	165,047,555	79,909,893	1,692,962,805	726,071,560

DISTRIBUTIONS:
Net investment income
Investment Class	(431,367)	(54,629,386)	(699,816)	(251,657)	–	(56,492,020)
Service Class	–	(3,420,121)	–	–	–	(3,868,028)
Consultant Class	–	(921,895)	–	–	–	(58,930)
Institutional Class	(937,016)	(7,313,426)			–	(12,152,037)
W Class					–	(7,061,577)
R Class	–	(151,956)			–	(116,893)
K Class	–	(58,794)			–	(211,170)
Net realized gain on investments and
foreign currency
Investment Class	(260,021,200)	(228,773,446)	(45,125,296)	(44,059,505)	(488,208,024)	(277,063,842)
Service Class	(31,628,047)	(25,136,819)	(5,609,190)	(7,356,916)	(46,637,769)	(34,158,623)
Consultant Class	(45,624,009)	(39,332,146)	(9,087,282)	(7,779,887)	(6,977,329)	(3,996,638)
Institutional Class	(41,396,200)	(25,463,721)			(90,956,054)	(51,201,959)
W Class					(52,811,951)	(32,235,493)
R Class	(2,317,940)	(1,791,694)			(3,194,633)	(1,746,454)
K Class	(689,970)	(502,561)			(1,877,675)	(1,257,434)

Total distributions	(383,045,749)	(387,495,965)	(60,521,584)	(59,447,965)	(690,663,435)	(481,621,098)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(353,912,164)	(335,995,316)	(172,590,098)	(180,722,729)	(240,379,249)	(81,178,362)
Service Class	(15,357,868)	38,274,164	(39,264,005)	(15,930,771)	(309,788,929)	(91,558,488)
Consultant Class	(29,907,854)	(52,892,588)	(15,225,756)	(14,554,956)	(1,639,240)	(1,059,390)
Institutional Class	181,494,950	232,958,907			(11,316,540)	25,599,256
W Class					(61,008,076)	(37,012,083)
R Class	1,818,243	8,694,966			(437,535)	4,268,797
K Class	482,011	2,702,838			(1,286,771)	1,447,345
Shareholder redemption fees
Investment Class	75,224	159,022	35,746	29,714	190,877	151,679
Service Class	52,548	45,638	27,157	9,218	8,112	32,028

Net increase (decrease) in net assets from
capital share transactions	(215,254,910)	(106,052,369)	(227,016,956)	(211,169,524)	(625,657,351)	(179,309,218)

NET INCREASE (DECREASE) IN NET ASSETS	1,395,727,251	283,255,098	(122,490,985)	(190,707,596)	376,642,019	65,141,244
NET ASSETS:
Beginning of year	5,891,132,433	5,607,877,335	970,691,780	1,161,399,376	6,688,772,168	6,623,630,924

End of year	$7,286,859,684	$5,891,132,433	$848,200,795	$970,691,780	$7,065,414,187	$6,688,772,168

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(1,998,921)	$(3,692,596)	$(3,027,856)	$(4,217,174)	$(2)	$8,060,497

94 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,768,327	$24,690,528	$46,503,739	$81,188,302	$107,612	$1,469,368
Net realized gain (loss) on investments and
foreign currency	338,510,647	151,259,303	516,234,642	184,938,882	42,713,139	11,021,118
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(105,343,208)	(19,676,712)	895,364,319	334,217,094	28,856,933	23,058,809

Net increase (decrease) in net assets from
investment operations	234,935,766	156,273,119	1,458,102,700	600,344,278	71,677,684	35,549,295

DISTRIBUTIONS:
Net investment income
Investment Class	(323,323)	(4,662,575)	(30,314,036)	(53,669,916)	(349,578)	(349,590)
Service Class	(379,805)	(21,186,960)	(2,207,261)	(3,010,686)	(47,427)	(611,643)
Consultant Class			–	(359,919)	–	–
Institutional Class	(1,777,124)	(17,457,085)	(6,005,663)	(8,049,250)
W Class			(1,936,210)	(2,959,883)
R Class	–	(42,427)	(134,138)	(267,095)	–	(1,807)
K Class	(6,881)	(134,605)	(751,220)	(2,164,963)	–	(41,464)
Net realized gain on investments and
foreign currency
Investment Class	(12,723,954)	(17,157,473)	(295,570,600)	(133,827,796)	(12,211,788)	(918,362)
Service Class	(131,337,387)	(116,022,410)	(42,384,314)	(11,891,556)	(23,990,047)	(5,058,972)
Consultant Class			(31,920,900)	(14,383,518)	(2,187,387)	(427,725)
Institutional Class	(63,367,740)	(59,427,238)	(47,200,579)	(17,842,030)
W Class			(19,766,304)	(7,371,475)
R Class	(414,282)	(371,144)	(5,693,320)	(2,086,921)	(994,363)	(155,993)
K Class	(832,746)	(647,596)	(20,859,671)	(9,380,378)	(1,055,146)	(230,237)

Total distributions	(211,163,242)	(237,109,513)	(504,744,216)	(267,265,386)	(40,835,736)	(7,795,793)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(170,583,797)	(10,702,232)	(16,146,326)	(292,787,502)	73,588,985	16,574,511
Service Class	(804,469,884)	(652,700,848)	147,512,588	(40,417,979)	(4,880,969)	(38,109,460)
Consultant Class			4,827,235	(23,892,297)	899,381	(1,264,043)
Institutional Class	(631,338,844)	11,456,233	118,224,237	(9,567,656)
W Class			38,979,851	29,048,933
R Class	(2,714,812)	(1,360,956)	12,568,863	11,084,404	1,571,248	288,324
K Class	(2,166,084)	(1,987,623)	2,762,456	(26,785,638)	(1,331,961)	(1,534,883)
Shareholder redemption fees
Investment Class	17,171	8,999	75,527	99,541	669	9,332
Service Class	48,913	89,425	45,568	16,129	11,734	11,091

Net increase (decrease) in net assets from
capital share transactions	(1,611,207,337)	(655,197,002)	308,849,999	(353,202,065)	69,859,087	(24,025,128)

NET INCREASE (DECREASE) IN NET ASSETS	(1,587,434,813)	(736,033,396)	1,262,208,483	(20,123,173)	100,701,035	3,728,374
NET ASSETS:
Beginning of year	3,037,164,179	3,773,197,575	4,432,671,077	4,452,794,250	269,304,419	265,576,045

End of year	$1,449,729,366	$3,037,164,179	$5,694,879,560	$4,432,671,077	$370,005,454	$269,304,419

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(3,745,157)	$(38,478,936)	$(5,494,463)	$(6,473,757)	$45,409	$(105,508)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 95

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$(8,323,304)	$102,039	$3,797,163	$60,607,144	$(1,046,544)	$14,771,880
Net realized gain (loss) on investments and
foreign currency	324,683,300	109,724,848	366,833,496	141,201,929	104,447,215	52,407,833
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	492,429,616	244,768,732	485,484,439	181,861,687	192,266,104	61,602,303

Net increase (decrease) in net assets from
investment operations	808,789,612	354,595,619	856,115,098	383,670,760	295,666,775	128,782,016

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(2,784,704)	(42,635,374)	(430,335)	(2,519,414)
Service Class	–	–	–	(4,207,327)	–	(7,612,610)
Consultant Class	–	–	–	(638,032)	–	(90,458)
Institutional Class	(506,976)	–	(1,484,535)	(13,115,881)	(801,517)	(2,720,021)
R Class	–	–			–	(226,100)
K Class	–	–			–	(231,059)
Net realized gain on investments and
foreign currency
Investment Class	(115,737,752)	(50,051,234)	(205,169,213)	(100,542,375)	(13,405,198)	(9,221,480)
Service Class	(33,239,063)	(9,506,373)	(27,558,217)	(12,209,477)	(47,070,978)	(37,662,892)
Consultant Class	(1,843,343)	(699,843)	(6,115,330)	(2,985,183)	(2,278,341)	(1,611,685)
Institutional Class	(77,841,147)	(36,267,105)	(57,360,331)	(27,981,290)	(14,980,670)	(8,879,772)
R Class	(2,051,002)	(374,879)			(2,587,581)	(1,683,262)
K Class	(1,712,998)	(504,189)			(1,401,823)	(1,016,272)

Total distributions	(232,932,281)	(97,403,623)	(300,472,330)	(204,314,939)	(82,956,443)	(73,475,025)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	214,071,968	(96,250,867)	74,313,256	245,485,021	(42,051,102)	(20,874,943)
Service Class	(59,230,398)	18,730,839	36,500,115	19,208,306	(280,452,969)	(288,914,041)
Consultant Class	3,337,411	(1,632,584)	3,787,713	3,989,935	(6,913,766)	(3,805,405)
Institutional Class	(49,903,561)	25,874,792	19,319,756	54,304,122	(19,355,348)	4,907,087
R Class	13,341,482	2,950,304			(6,762,442)	2,483,316
K Class	6,241,844	1,362,780			(4,715,820)	3,867,457
Shareholder redemption fees
Investment Class	33,487	34,806	98,785	131,211	5,728	11,705
Service Class	21,097	1,830	20,039	29,902	28,188	63,509

Net increase (decrease) in net assets from
capital share transactions	127,913,330	(48,928,100)	134,039,664	323,148,497	(360,217,531)	(302,261,315)

NET INCREASE (DECREASE) IN NET ASSETS	703,770,661	208,263,896	689,682,432	502,504,318	(147,507,199)	(246,954,324)
NET ASSETS:
Beginning of year	1,843,866,194	1,635,602,298	2,928,148,646	2,425,644,328	1,329,999,921	1,576,954,245

End of year	$2,547,636,855	$1,843,866,194	$3,617,831,078	$2,928,148,646	$1,182,492,722	$1,329,999,921

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$25,570	$(718,346)	$–	$104,734	$(5,366)	$1,227,883

96 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce 100 Fund		Royce Dividend Value Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$(8,792,263)	$(4,512,013)	$(899,035)	$3,820,129	$5,283,336	$6,466,075
Net realized gain (loss) on investments and
foreign currency	236,175,134	73,209,917	42,762,789	22,129,056	37,699,702	4,715,713
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	163,082,996	200,771,476	37,488,379	10,234,695	100,268,425	43,493,780

Net increase (decrease) in net assets from
investment operations	390,465,867	269,469,380	79,352,133	36,183,880	143,251,463	54,675,568

DISTRIBUTIONS:
Net investment income
Investment Class	(47,920)	–	(171,769)	(1,109,858)	(2,101,030)	(1,908,107)
Service Class	–	–	(134,400)	(2,171,815)	(2,644,407)	(2,958,083)
Consultant Class	–	–
Institutional Class	(426,647)	–			(395,915)	(249,765)
R Class	–	–	–	–
K Class	(525)	–	–	(13,851)
Net realized gain on investments and
foreign currency
Investment Class	(18,415,039)	–	(7,553,032)	(5,347,166)	(12,036,485)	(281,579)
Service Class	(67,233,777)	–	(29,276,357)	(17,649,123)	(23,009,857)	(594,951)
Consultant Class	(1,776,890)	–
Institutional Class	(11,711,029)	–			(1,765,841)	(55,684)
R Class	(124,722)	–	(287,743)	(157,770)
K Class	(102,394)	–	(232,789)	(235,061)

Total distributions	(99,838,943)	–	(37,656,090)	(26,684,644)	(41,953,535)	(6,048,169)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(32,018,470)	(113,741,824)	(17,441,016)	4,430,476	60,601,532	18,217,648
Service Class	(327,083,427)	(637,273,254)	(20,217,752)	(98,413,720)	91,250,464	19,094,095
Consultant Class	(921,317)	(3,330,475)
Institutional Class	(116,016,594)	(81,721,749)			2,508,270	21,931,199
R Class	101,478	(15,162)	(129,512)	(1,037,720)
K Class	376,308	(84,938)	(1,936,637)	(1,079,162)
Shareholder redemption fees
Investment Class	18,252	5,789	3,349	3,283	9,399	19,184
Service Class	27,203	43,741	10,454	22,175	33,408	11,034

Net increase (decrease) in net assets from
capital share transactions	(475,516,567)	(836,117,872)	(39,711,114)	(96,074,668)	154,403,073	59,273,160

NET INCREASE (DECREASE) IN NET ASSETS	(184,889,643)	(566,648,492)	1,984,929	(86,575,432)	255,701,001	107,900,559
NET ASSETS:
Beginning of year	1,432,647,711	1,999,296,203	295,177,406	381,752,838	394,722,870	286,822,311

End of year	$1,247,758,068	$1,432,647,711	$297,162,335	$295,177,406	$650,423,871	$394,722,870

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(1,324,204)	$(4,144,731)	$(10,102)	$528,222	$1,341,761	$1,527,478

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 97

Statements of Changes in Net Assets

			Royce International Smaller-		Royce Special Equity
	Royce Global Value Fund		Companies Fund		Multi-Cap Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,504,441	$3,023,958	$358,526	$312,115	$1,342,234	$1,123,620
Net realized gain (loss) on investments and
foreign currency	(6,776,633)	(35,393,527)	2,832,920	(470,078)	12,335,278	1,858,816
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	18,965,587	61,537,989	847,718	4,127,441	32,879,863	2,863,481

Net increase (decrease) in net assets from
investment operations	14,693,395	29,168,420	4,039,164	3,969,478	46,557,375	5,845,917

DISTRIBUTIONS:
Net investment income
Investment Class	(1,815,601)	(2,257,000)			(479,420)	(375,548)
Service Class	(410,885)	(672,322)	(426,886)	(351,848)	(469,302)	(329,533)
Consultant Class	(89,199)	(28,794)
Institutional Class					(408,331)	(400,930)
R Class	(1,123)	(950)
K Class	(603)	(565)
Net realized gain on investments and
foreign currency
Investment Class	–	–			(3,236,281)	(280,238)
Service Class	–	–	(1,677,475)	–	(4,025,428)	(388,479)
Consultant Class	–	–
Institutional Class					(2,507,671)	(273,181)
R Class	–	–
K Class	–	–

Total distributions	(2,317,411)	(2,959,631)	(2,104,361)	(351,848)	(11,126,433)	(2,047,909)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(27,207,321)	23,272,708			16,706,332	34,833,917
Service Class	(53,137,199)	(34,945,055)	9,745,965	2,636,481	21,021,702	2,291,212
Consultant Class	1,094,999	3,019,093
Institutional Class					6,547,957	31,218,929
R Class	17,056	76,841
K Class	603	42,936
Shareholder redemption fees
Investment Class	162,054	51,565			1,051	2,238
Service Class	14,010	31,111	7,479	13,906	5,239	14,274

Net increase (decrease) in net assets from
capital share transactions	(79,055,798)	(8,450,801)	9,753,444	2,650,387	44,282,281	68,360,570

NET INCREASE (DECREASE) IN NET ASSETS	(66,679,814)	17,757,988	11,688,247	6,268,017	79,713,223	72,158,578
NET ASSETS:
Beginning of year	300,097,145	282,339,157	26,370,886	20,102,869	108,969,839	36,811,261

End of year	$233,417,331	$300,097,145	$38,059,133	$26,370,886	$188,683,062	$108,969,839

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$176,389	$(26,269)	$(19,501)	$(42,855)	$2,791	$17,610

98 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2013

	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return
	Mutual Fund	Fund	Fund	Stock Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$74,486,181	$8,596,940	$45,970,331	$29,941,204	$111,653,691
Affiliated Companies	2,379,200	457,282	32,748,596	3,547,871	1,944,050
Foreign withholding tax	(1,664,380)	(440,955)	(2,896,989)	(1,841,782)	(2,989,790)
Interest	177,019	10,532	43,401	6,817	155,294
Securities lending	1,806,591	336,109	489,675	639,345	561,993

Total income	77,184,611	8,959,908	76,355,014	32,293,455	111,325,238

Expenses:
Investment advisory fees	49,966,499	11,524,346	65,018,474	25,166,375	50,001,013
Distribution fees	8,756,251	1,362,792	2,049,030	3,364,442	5,638,903
Shareholder servicing	7,571,531	1,152,561	6,101,736	2,754,913	6,052,977
Shareholder reports	1,369,570	394,374	1,645,247	569,290	1,502,809
Administrative and office facilities	707,610	104,051	769,414	295,296	552,288
Custody	514,804	187,229	540,572	412,921	452,321
Trustees’ fees	249,031	35,554	268,797	98,306	195,193
Registration	100,391	45,727	106,381	53,380	141,557
Audit	76,449	58,275	76,798	47,510	81,626
Legal	50,085	7,057	53,924	19,470	39,176
Other expenses	164,277	29,761	179,192	90,837	166,982

Total expenses	69,526,498	14,901,727	76,809,565	32,872,740	64,824,845
Compensating balance credits	(3,152)	(558)	(2,525)	(657)	(3,346)
Fees waived by distributor	–	–	–	(133,218)	–
Expenses reimbursed by investment adviser	–	(70,596)	–	(2,213,737)	–

Net expenses	69,523,346	14,830,573	76,807,040	30,525,128	64,821,499

Net investment income (loss)	7,661,265	(5,870,665)	(452,026)	1,768,327	46,503,739

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	451,344,048	88,716,899	610,256,253	347,535,614	516,286,074
Investments in Affiliated Companies	19,770,643	(7,667,683)	262,800,780	(8,922,607)	18,795
Foreign currency transactions	(38,724)	(200,272)	26,901	(102,360)	(70,227)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	1,515,287,002	90,061,589	820,253,659	(105,331,367)	895,356,626
Other assets and liabilities denominated in foreign currency	3,676	7,687	77,238	(11,841)	7,693

Net realized and unrealized gain (loss) on investments and foreign currency	1,986,366,645	170,918,220	1,693,414,831	233,167,439	1,411,598,961

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$1,994,027,910	$165,047,555	$1,692,962,805	$234,935,766	$1,458,102,700

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 99

Statements of Operations	Year Ended December 31, 2013

	Royce	Royce	Royce	Royce	Royce
	Heritage	Opportunity	Special Equity	Value	Value Plus
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$4,660,359	$16,456,655	$17,379,672	$15,975,989	$10,197,121
Affiliated Companies	–	48,629	24,950,359	–	–
Foreign withholding tax	(150,561)	(96,473)	–	(269,910)	(251,662)
Interest	1,540	24,506	56,167	6,235	7,233
Securities lending	13,874	1,644,078	14,028	340,604	848,802

Total income	4,525,212	18,077,395	42,400,226	16,052,918	10,801,494

Expenses:
Investment advisory fees	3,117,097	22,472,299	32,834,168	12,229,311	13,926,058
Distribution fees	738,330	983,245	1,397,359	2,379,417	2,570,221
Shareholder servicing	320,806	1,890,057	2,870,264	1,669,926	2,252,107
Shareholder reports	84,615	332,678	686,338	346,079	529,511
Administrative and office facilities	32,321	234,365	356,139	142,771	161,422
Custody	90,863	223,440	255,957	129,954	141,445
Trustees’ fees	11,448	83,333	126,046	49,137	55,358
Registration	42,696	60,863	92,511	61,113	60,603
Audit	35,086	53,489	64,907	42,579	41,988
Legal	2,288	16,804	25,436	9,748	10,917
Other expenses	19,329	51,134	74,962	40,482	48,725

Total expenses	4,494,879	26,401,707	38,784,087	17,100,517	19,798,355
Compensating balance credits	(479)	(1,008)	(2,703)	(1,055)	(473)
Fees waived by distributor	(64,347)	–	–	–	(188,179)
Expenses reimbursed by investment adviser	(12,453)	–	(178,321)	–	(15,946)

Net expenses	4,417,600	26,400,699	38,603,063	17,099,462	19,593,757

Net investment income (loss)	107,612	(8,323,304)	3,797,163	(1,046,544)	(8,792,263)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	42,819,919	321,726,879	182,578,101	104,439,732	254,482,045
Investments in Affiliated Companies	–	2,958,314	184,255,395	–	(18,321,136)
Foreign currency transactions	(106,780)	(1,893)	–	7,483	14,225
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	28,896,842	492,429,255	485,484,439	192,265,363	163,078,791
Other assets and liabilities denominated in foreign currency	(39,909)	361	–	741	4,205

Net realized and unrealized gain (loss) on investments and foreign currency	71,570,072	817,112,916	852,317,935	296,713,319	399,258,130

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$71,677,684	$808,789,612	$856,115,098	$295,666,775	$390,465,867

100 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2013

	Royce	Royce	Royce	Royce International	Royce
	100	Dividend	Global	Smaller-	Special Equity
	Fund	Value Fund	Value Fund	Companies Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$3,367,291	$12,909,400	$7,492,444	$961,467	$3,221,730
Foreign withholding tax	(62,996)	(337,672)	(641,558)	(68,830)	–
Interest	1,130	3,022	1,782	177	1,124
Securities lending	24,047	74,438	36,413	–	–

Total income	3,329,472	12,649,188	6,889,081	892,814	3,222,854

Expenses:
Investment advisory fees	2,972,121	5,407,774	3,364,125	395,241	1,552,111
Distribution fees	589,648	845,802	424,673	79,048	152,481
Shareholder servicing	403,386	640,438	339,457	51,330	106,410
Shareholder reports	170,877	219,808	88,295	10,944	113,853
Administrative and office facilities	33,940	52,951	32,559	3,173	14,853
Custody	31,807	119,587	158,445	66,689	25,140
Trustees’ fees	11,704	19,139	11,147	1,137	5,405
Registration	32,964	54,727	47,904	22,502	41,347
Audit	31,468	41,888	41,607	23,990	31,433
Legal	2,311	3,864	2,241	228	1,105
Other expenses	11,821	15,045	12,173	1,629	3,904

Total expenses	4,292,047	7,421,023	4,522,626	655,911	2,048,042
Compensating balance credits	(261)	(1,066)	(145)	(30)	(46)
Fees waived by investment adviser and distributor	(45,467)	(37,292)	–	(121,593)	(25,588)
Expenses reimbursed by investment adviser	(17,812)	(16,813)	(137,841)	–	(141,788)

Net expenses	4,228,507	7,365,852	4,384,640	534,288	1,880,620

Net investment income (loss)	(899,035)	5,283,336	2,504,441	358,526	1,342,234

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	42,761,767	37,735,825	(6,761,549)	2,856,363	12,335,278
Foreign currency transactions	1,022	(36,123)	(15,084)	(23,443)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	37,487,250	100,304,189	18,946,711	855,268	32,879,863
Other assets and liabilities denominated in foreign currency	1,129	(35,764)	18,876	(7,550)	–

Net realized and unrealized gain (loss) on investments and foreign currency	80,251,168	137,968,127	12,188,954	3,680,638	45,215,141

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$79,352,133	$143,251,463	$14,693,395	$4,039,164	$46,557,375
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2013	$11.50	$0.03	$3.99	$4.02	$(0.00)	$(0.79)	$–	$(0.79)	$–	$14.73	35.25%	$5,033,318	0.92%	0.92%	0.92%	0.24%	26%
2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	–	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22
2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	–	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20
2010	9.45	0.06	2.19	2.25	(0.05)	–	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25
2009	6.94	0.02	2.50	2.52	(0.01)	–	–	(0.01)	–	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
Royce Pennsylvania Mutual Fund – Service Class
2013	$11.51	$(0.01)	$3.98	$3.97	$–	$(0.79)	$–	$(0.79)	$–	$14.69	34.77%	$591,534	1.25%	1.25%	1.25%	(0.08)%	26%
2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	–	(0.74)	–	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22
2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	–	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20
2010	9.41	0.02	2.20	2.22	–	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25
2009	6.90	(0.00)	2.49	2.49	–	–	–	–	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
Royce Pennsylvania Mutual Fund – Consultant Class
2013	$10.29	$(0.09)	$3.55	$3.46	$–	$(0.79)	$–	$(0.79)	$–	$12.96	33.94%	$788,017	1.94%	1.94%	1.94%	(0.78)%	26%
2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	–	(0.66)	–	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22
2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	–	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	–	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
Royce Pennsylvania Mutual Fund – Institutional Class [a]
2013	$11.52	$0.05	$3.99	$4.04	$(0.02)	$(0.79)	$–	$(0.81)	$–	$14.75	35.34%	$818,212	0.79%	0.79%	0.79%	0.40%	26%
2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	–	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22
2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	–	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20
Royce Pennsylvania Mutual Fund – R Class
2013	$11.22	$(0.05)	$3.88	$3.83	$–	$(0.79)	$–	$(0.79)	$–	$14.26	34.42%	$44,094	1.56%	1.56%	1.56%	(0.39)%	26%
2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	–	(0.70)	–	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22
2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	–	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20
2010	9.28	0.01	2.14	2.15	(0.00)	–	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	–	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
Royce Pennsylvania Mutual Fund – K Class
2013	$10.29	$(0.02)	$3.56	$3.54	$–	$(0.79)	$–	$(0.79)	$–	$13.04	34.72%	$11,685	1.37%	1.37%	1.37%	(0.19)%	26%
2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	–	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22
2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	–	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20
2010	8.59	0.00	1.98	1.98	(0.00)	–	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	–	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23
Royce Micro-Cap Fund – Investment Class
2013	$14.78	$(0.08)	$3.19	$3.11	$(0.02)	$(1.19)	$–	$(1.21)	$–	$16.68	21.29%	$650,773	1.53%	1.53%	1.53%	(0.52)%	22%
2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	–	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15
2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	–	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	–	(0.18)	–	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34

102 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Service Class
2013	$14.61	$(0.10)	$3.16	$3.06	$–	$(1.19)	$–	$(1.19)	$–	$16.48	21.20%	$79,890	1.74%	1.74%	1.66%	(0.66)%	22%
2012	14.41	0.02	1.06	1.08	–	(0.88)	–	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15
2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	–	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
Royce Micro-Cap Fund – Consultant Class
2013	$13.08	$(0.21)	$2.80	$2.59	$–	$(1.19)	$–	$(1.19)	$–	$14.48	20.08%	$117,538	2.52%	2.52%	2.52%	(1.51)%	22%
2012	13.11	(0.10)	0.95	0.85	–	(0.88)	–	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15
2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	–	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
Royce Premier Fund – Investment Class
2013	$19.16	$0.00	$5.22	$5.22	$–	$(2.27)	$–	$(2.27)	$–	$22.11	27.73%	$5,096,793	1.09%	1.09%	1.09%	0.02%	11%
2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	–	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7
2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	–	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	–	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
Royce Premier Fund – Service Class
2013	$18.89	$(0.07)	$5.15	$5.08	$–	$(2.27)	$–	$(2.27)	$–	$21.70	27.39%	$318,860	1.38%	1.38%	1.38%	(0.33)%	11%
2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	–	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7
2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	–	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	–	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
Royce Premier Fund – Consultant Class
2013	$17.35	$(0.20)	$4.70	$4.50	$–	$(2.27)	$–	$(2.27)	$–	$19.58	26.47%	$66,712	2.13%	2.13%	2.13%	(1.02)%	11%
2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	–	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7
2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	–	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	–	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
Royce Premier Fund – Institutional Class
2013	$19.30	$0.03	$5.25	$5.28	$–	$(2.27)	$–	$(2.27)	$–	$22.31	27.85%	$989,100	0.98%	0.98%	0.98%	0.13%	11%
2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	–	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7
2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18
2010	16.40	0.01	4.35	4.36	–	(0.27)	–	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – W Class
2013	$19.20	$0.00	$5.23	$5.23	$–	$(2.27)	$–	$(2.27)	$–	$22.16	27.73%	$552,732	1.09%	1.09%	1.09%	0.01%	11%
2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	–	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7
2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18
2010	16.33	0.01	4.33	4.34	–	(0.27)	–	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	–	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
Royce Premier Fund – R Class
2013	$18.61	$(0.13)	$5.04	$4.91	$–	$(2.27)	$–	$(2.27)	$–	$21.25	26.88%	$32,577	1.74%	1.74%	1.74%	(0.63)%	11%
2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	–	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7
2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	–	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	–	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	–	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
Royce Premier Fund – K Class
2013	$8.19	$(0.04)	$2.16	$2.12	$–	$(2.27)	$–	$(2.27)	$–	$8.04	27.01%	$8,640	1.59%	1.59%	1.59%	(0.50)%	11%
2012	8.67	0.08	0.85	0.93	(0.20)	(1.21)	–	(1.41)	–	8.19	11.00	9,707	1.47	1.47	1.47	0.79	7
2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	–	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	–	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	–	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
Royce Low-Priced Stock Fund – Investment Class
2013	$13.83	$0.05	$1.71	$1.76	$(0.05)	$(1.94)	$–	$(1.99)	$–	$13.60	13.17%	$88,568	1.37%	1.37%	1.24%	0.18%	16%
2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	–	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8
2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	–	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
Royce Low-Priced Stock Fund – Service Class
2013	$13.84	$(0.00)	$1.72	$1.72	$(0.00)	$(1.94)	$–	$(1.94)	$–	$13.62	12.91%	$1,008,207	1.65%	1.65%	1.49%	(0.02)%	16%
2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	–	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8
2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	–	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
Royce Low-Priced Stock Fund – Institutional Class
2013	$13.84	$0.05	$1.71	$1.76	$(0.05)	$(1.94)	$–	$(1.99)	$–	$13.61	13.20%	$345,983	1.22%	1.22%	1.22%	0.26%	16%
2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	–	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8
2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	–	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22

104 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – R Class
2013	$13.58	$(0.05)	$1.68	$1.63	$–	$(1.94)	$–	$(1.94)	$–	$13.27	12.44%	$3,130	2.21%	2.21%	1.84%	(0.37)%	16%
2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	–	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8
2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	–	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
Royce Low-Priced Stock Fund – K Class
2013	$7.90	$(0.00)	$0.94	$0.94	$(0.01)	$(1.94)	$–	$(1.95)	$–	$6.89	12.74%	$3,841	1.92%	1.92%	1.59%	(0.12)%	16%
2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	–	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8
2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	–	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
Royce Total Return Fund – Investment Class
2013	$13.63	$0.16	$4.24	$4.40	$(0.14)	$(1.42)	$–	$(1.56)	$–	$16.47	32.76%	$3,657,904	1.13%	1.13%	1.13%	1.00%	21%
2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	–	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17
2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	–	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21
2010	10.81	0.19	2.32	2.51	(0.15)	–	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15
2009	8.70	0.16	2.09	2.25	(0.14)	–	–	(0.14)	–	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
Royce Total Return Fund – Service Class
2013	$13.72	$0.11	$4.27	$4.38	$(0.07)	$(1.42)	$–	$(1.49)	$–	$16.61	32.38%	$493,111	1.48%	1.48%	1.48%	0.68%	21%
2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	–	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17
2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	–	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21
2010	10.81	0.16	2.32	2.48	(0.10)	–	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15
2009	8.67	0.14	2.09	2.23	(0.10)	–	–	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
Royce Total Return Fund – Consultant Class
2013	$13.81	$(0.00)	$4.29	$4.29	$–	$(1.42)	$–	$(1.42)	$–	$16.68	31.38%	$404,498	2.15%	2.15%	2.15%	(0.02)%	21%
2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	–	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17
2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	–	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21
2010	10.90	0.08	2.33	2.41	(0.04)	–	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15
2009	8.76	0.07	2.12	2.19	(0.05)	–	–	(0.05)	–	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20
Royce Total Return Fund – Institutional Class
2013	$13.55	$0.18	$4.21	$4.39	$(0.17)	$(1.42)	$–	$(1.59)	$–	$16.35	32.93%	$621,447	1.00%	1.00%	1.00%	1.15%	21%
2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	–	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17
2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21
2010	10.80	0.21	2.31	2.52	(0.18)	–	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15
2009	8.70	0.17	2.09	2.26	(0.16)	–	–	(0.16)	–	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – W Class
2013	$13.62	$0.16	$4.23	$4.39	$(0.14)	$(1.42)	$–	$(1.56)	$–	$16.45	32.71%	$249,035	1.15%	1.15%	1.15%	0.99%	21%
2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	–	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17
2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21
2010	10.83	0.20	2.32	2.52	(0.16)	–	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15
2009	8.71	0.16	2.10	2.26	(0.14)	–	–	(0.14)	–	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
Royce Total Return Fund – R Class
2013	$13.82	$0.06	$4.30	$4.36	$(0.03)	$(1.42)	$–	$(1.45)	$–	$16.73	31.95%	$72,541	1.75%	1.75%	1.75%	0.39%	21%
2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	–	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17
2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	–	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21
2010	10.88	0.15	2.32	2.47	(0.07)	–	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15
2009	8.74	0.10	2.10	2.20	(0.06)	–	–	(0.06)	–	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
Royce Total Return Fund – K Class
2013	$10.53	$0.07	$3.27	$3.34	$(0.05)	$(1.42)	$–	$(1.47)	$–	$12.40	32.20%	$196,344	1.50%	1.50%	1.50%	0.62%	21%
2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	–	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17
2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	–	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21
2010	8.47	0.13	1.81	1.94	(0.10)	–	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15
2009	6.81	0.11	1.63	1.74	(0.08)	–	–	(0.08)	–	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
Royce Heritage Fund – Investment Class
2013	$14.48	$0.03	$3.71	$3.74	$(0.05)	$(1.93)	$–	$(1.98)	$–	$16.24	26.37%	$117,306	1.13%	1.13%	1.13%	0.36%	79%
2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	–	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39
2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	–	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	–	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66
2009	7.97	0.02	4.13	4.15	–	–	–	–	–	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
Royce Heritage Fund – Service Class
2013	$14.45	$0.00	$3.68	$3.68	$(0.00)	$(1.93)	$–	$(1.93)	$–	$16.20	25.99%	$223,533	1.45%	1.45%	1.42%	0.02%	79%
2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	–	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39
2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	–	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	–	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	–	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59
Royce Heritage Fund – Consultant Class
2013	$11.68	$(0.12)	$2.94	$2.82	$–	$(1.93)	$–	$(1.93)	$–	$12.57	24.73%	$15,942	2.37%	2.37%	2.37%	(0.93)%	79%
2012	10.64	(0.04)	1.44	1.40	–	(0.36)	–	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39
2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	–	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51
2010	10.14	(0.08)	2.73	2.65	–	(0.29)	–	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	–	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59

106 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – R Class
2013	$10.86	$(0.05)	$2.75	$2.70	$–	$(1.93)	$–	$(1.93)	$–	$11.63	25.51%	$6,805	1.90%	1.90%	1.84%	(0.39)%	79%
2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	–	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39
2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	–	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	–	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	–	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
Royce Heritage Fund – K Class
2013	$10.90	$(0.02)	$2.75	$2.73	$–	$(1.93)	$–	$(1.93)	$–	$11.70	25.69%	$6,419	1.70%	1.70%	1.59%	(0.15)%	79%
2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	–	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39
2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	–	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51
2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	–	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	–	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
Royce Opportunity Fund – Investment Class
2013	$11.95	$(0.05)	$5.18	$5.13	$–	$(1.54)	$–	$(1.54)	$–	$15.54	43.50%	$1,426,214	1.16%	1.16%	1.16%	(0.36)%	39%
2012	10.32	0.00	2.30	2.30	–	(0.67)	–	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34
2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	–	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	–	(0.00)	–	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
Royce Opportunity Fund – Service Class
2013	$11.55	$(0.09)	$5.00	$4.91	$–	$(1.54)	$–	$(1.54)	$–	$14.92	43.10%	$208,237	1.47%	1.47%	1.47%	(0.67)%	39%
2012	10.03	(0.04)	2.23	2.19	–	(0.67)	–	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34
2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	–	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	–	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
Royce Opportunity Fund – Consultant Class
2013	$11.01	$(0.20)	$4.75	$4.55	$–	$(1.54)	$–	$(1.54)	$–	$14.02	41.93%	$18,643	2.31%	2.31%	2.31%	(1.51)%	39%
2012	9.67	(0.13)	2.14	2.01	–	(0.67)	–	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34
2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	–	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	–	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
Royce Opportunity Fund – Institutional Class
2013	$12.06	$(0.03)	$5.23	$5.20	$(0.01)	$(1.54)	$–	$(1.55)	$–	$15.71	43.69%	$853,886	1.03%	1.03%	1.03%	(0.23)%	39%
2012	10.40	0.01	2.32	2.33	–	(0.67)	–	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34
2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	–	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	–	(0.01)	–	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – R Class
2013	$11.46	$(0.14)	$4.95	$4.81	$–	$(1.54)	$–	$(1.54)	$–	$14.73	42.56%	$22,730	1.82%	1.82%	1.82%	(1.02)%	39%
2012	9.98	(0.07)	2.22	2.15	–	(0.67)	–	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34
2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	–	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	–	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
Royce Opportunity Fund – K Class
2013	$10.70	$(0.08)	$4.62	$4.54	$–	$(1.54)	$–	$(1.54)	$–	$13.70	43.07%	$17,927	1.46%	1.46%	1.46%	(0.65)%	39%
2012	9.33	(0.04)	2.08	2.04	–	(0.67)	–	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34
2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	–	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	–	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
Royce Special Equity Fund – Investment Class
2013	$21.13	$0.03	$6.09	$6.12	$(0.03)	$(2.20)	$–	$(2.23)	$–	$25.02	29.36%	$2,510,346	1.13%	1.13%	1.13%	0.13%	28%
2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	–	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31
2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	–	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23
2010	17.50	0.14	3.29	3.43	(0.06)	–	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21
2009	13.69	0.07	3.80	3.87	(0.07)	–	–	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
Royce Special Equity Fund – Service Class
2013	$21.12	$(0.03)	$6.08	$6.05	$–	$(2.20)	$–	$(2.20)	$–	$24.97	29.04%	$335,952	1.45%	1.45%	1.39%	(0.13)%	28%
2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	–	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31
2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	–	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23
2010	17.48	0.10	3.27	3.37	(0.03)	–	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	–	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
Royce Special Equity Fund – Consultant Class
2013	$20.20	$(0.21)	$5.78	$5.57	$–	$(2.20)	$–	$(2.20)	$–	$23.57	27.97%	$71,333	2.17%	2.17%	2.17%	(0.90)%	28%
2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	–	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31
2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	–	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
Royce Special Equity Fund – Institutional Class
2013	$21.02	$0.06	$6.06	$6.12	$(0.06)	$(2.20)	$–	$(2.26)	$–	$24.88	29.51%	$700,200	1.01%	1.01%	1.01%	0.26%	28%
2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	–	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31
2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	–	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23
2010	17.44	0.16	3.27	3.43	(0.08)	–	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
108 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Investment Class
2013	$11.37	$0.02	$3.13	$3.15	$(0.03)	$(0.97)	$–	$(1.00)	$–	$13.52	28.06%	$196,854	1.21%	1.21%	1.21%	0.11%	51%
2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	–	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25
2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	–	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35
2010	10.16	0.03	2.55	2.58	(0.04)	–	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
Royce Value Fund – Service Class
2013	$11.34	$(0.02)	$3.13	$3.11	$–	$(0.97)	$–	$(0.97)	$–	$13.48	27.76%	$680,674	1.48%	1.48%	1.48%	(0.17)%	51%
2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	–	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25
2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	–	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35
2010	10.13	0.00	2.53	2.53	(0.01)	–	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
Royce Value Fund – Consultant Class
2013	$10.81	$(0.12)	$2.96	$2.84	$–	$(0.97)	$–	$(0.97)	$–	$12.68	26.61%	$31,604	2.29%	2.29%	2.29%	(0.97)%	51%
2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	–	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25
2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	–	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
Royce Value Fund – Institutional Class
2013	$11.38	$0.04	$3.13	$3.17	$(0.05)	$(0.97)	$–	$(1.02)	$–	$13.53	28.22%	$219,667	1.05%	1.05%	1.05%	0.27%	51%
2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	–	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25
2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	–	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35
2010	10.17	0.05	2.54	2.59	(0.05)	–	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
Royce Value Fund – R Class
2013	$11.16	$(0.06)	$3.06	$3.00	$–	$(0.97)	$–	$(0.97)	$–	$13.19	27.21%	$37,409	1.83%	1.83%	1.83%	(0.52)%	51%
2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	–	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25
2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	–	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	–	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49
Royce Value Fund – K Class
2013	$9.14	$(0.03)	$2.51	$2.48	$–	$(0.97)	$–	$(0.97)	$–	$10.65	27.55%	$16,285	1.62%	1.62%	1.62%	(0.30)%	51%
2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	–	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25
2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	–	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	–	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Investment Class
2013	$13.90	$(0.09)	$4.57	$4.48	$(0.00)	$(1.35)	$–	$(1.35)	$–	$17.03	32.59%	$244,269	1.37%	1.37%	1.37%	(0.59)%	45%
2012	12.04	(0.02)	1.88	1.86	–	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32
2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
Royce Value Plus Fund – Service Class
2013	$13.83	$(0.11)	$4.56	$4.45	$–	$(1.35)	$–	$(1.35)	$–	$16.93	32.52%	$835,379	1.48%	1.48%	1.46%	(0.69)%	45%
2012	12.00	(0.04)	1.87	1.83	–	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32
2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	–	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
Royce Value Plus Fund – Consultant Class
2013	$13.24	$(0.24)	$4.34	$4.10	$–	$(1.35)	$–	$(1.35)	$–	$15.99	31.31%	$22,614	2.36%	2.36%	2.36%	(1.58)%	45%
2012	11.60	(0.15)	1.79	1.64	–	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32
2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	–	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
Royce Value Plus Fund – Institutional Class
2013	$13.94	$(0.03)	$4.57	$4.54	$(0.04)	$(1.35)	$–	$(1.39)	$–	$17.09	32.99%	$142,923	1.07%	1.07%	1.07%	(0.30)%	45%
2012	12.05	0.01	1.88	1.89	–	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32
2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
Royce Value Plus Fund – R Class
2013	$13.51	$(0.16)	$4.43	$4.27	$–	$(1.35)	$–	$(1.35)	$–	$16.43	31.95%	$1,605	2.41%	2.41%	1.84%	(1.06)%	45%
2012	11.77	(0.09)	1.83	1.74	–	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32
2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	–	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39
Royce Value Plus Fund – K Class
2013	$10.10	$(0.10)	$3.31	$3.21	$(0.00)	$(1.35)	$–	$(1.35)	$–	$11.96	32.31%	$968	2.62%	2.62%	1.59%	(0.82)%	45%
2012	8.78	(0.04)	1.36	1.32	–	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32
2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	–	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39

110 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce 100 Fund – Investment Class
2013	$8.85	$(0.00)	$2.71	$2.71	$(0.03)	$(1.42)	$–	$(1.45)	$–	$10.11	31.24%	$60,156	1.20%	1.20%	1.20%	(0.07)%	31%
2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	–	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13
2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	–	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27
2010	7.94	0.03	1.96	1.99	–	(0.11)	–	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27
2009	5.74	0.00	2.20	2.20	–	–	–	–	–	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
Royce 100 Fund – Service Class
2013	$8.81	$(0.04)	$2.70	$2.66	$(0.00)	$(1.42)	$–	$(1.42)	$–	$10.05	30.85%	$231,879	1.50%	1.50%	1.48%	(0.36)%	31%
2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	–	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13
2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	–	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27
2010	7.91	0.00	1.96	1.96	–	(0.11)	–	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	–	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
Royce 100 Fund – R Class
2013	$10.84	$(0.09)	$3.34	$3.25	$–	$(1.42)	$–	$(1.42)	$–	$12.67	30.45%	$2,807	2.28%	2.28%	1.84%	(0.72)%	31%
2012	10.46	0.05	1.07	1.12	–	(0.74)	–	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13
2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	–	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	–	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	–	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
Royce 100 Fund – K Class
2013	$10.95	$(0.06)	$3.37	$3.31	$–	$(1.42)	$–	$(1.42)	$–	$12.84	30.69%	$2,320	1.78%	1.78%	1.59%	(0.50)%	31%
2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	–	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13
2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	–	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27
2010	9.57	0.02	2.33	2.35	–	(0.11)	–	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	–	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
Royce Dividend Value Fund – Investment Class
2013	$7.29	$0.09	$2.15	$2.24	$(0.10)	$(0.53)	$–	$(0.63)	$–	$8.90	31.23%	$211,589	1.21%	1.21%	1.21%	1.13%	36%
2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	–	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28
2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	–	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	–	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21
2009	3.90	0.07	1.40	1.47	(0.06)	–	–	(0.06)	–	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43
Royce Dividend Value Fund – Service Class
2013	$7.35	$0.07	$2.16	$2.23	$(0.07)	$(0.53)	$–	$(0.60)	$–	$8.98	30.74%	$407,599	1.48%	1.48%	1.46%	0.87%	36%
2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	–	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28
2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	–	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	–	(0.10)	–	6.82	30.11	117,304	1.56	1.56	1.49	1.32	21
2009	3.92	0.07	1.39	1.46	(0.05)	–	–	(0.05)	–	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
Royce Dividend Value Fund – Institutional Class [b]
2013	$7.28	$0.11	$2.14	$2.25	$(0.12)	$(0.53)	$–	$(0.65)	$–	$8.88	31.46%	$31,236	1.11%	1.11%	1.04%	1.29%	36%
2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	–	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 111

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Global Value Fund – Investment Class [c]
2013	$12.91	$0.16	$0.68	$0.84	$(0.16)	$–	$–	$(0.16)	$0.01	$13.60	6.59%	$159,366	1.49%	1.49%	1.49%	1.08%	41%
2012	11.74	0.14	1.19	1.33	(0.16)	–	–	(0.16)	–	12.91	11.37	178,319	1.47	1.47	1.44	1.16	36
2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)	141,180	1.42	1.42	1.42	0.80	77
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88 [1]	6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58)[2]	42
Royce Global Value Fund – Service Class
2013	$12.98	$0.15	$0.66	$0.81	$(0.11)	$–	$–	$(0.11)	$–	$13.68	6.28%	$48,244	1.83%	1.83%	1.69%	0.84%	41%
2012	11.77	0.12	1.18	1.30	(0.09)	–	–	(0.09)	–	12.98	11.03	98,274	1.80	1.80	1.69	0.88	36
2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)	122,574	1.77	1.77	1.69	0.41	77
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69	141,992	1.84	1.84	1.69	0.01	42
2009	6.70	0.01	4.13	4.14	(0.06)	–	–	(0.06)	0.01	10.79	61.89	50,946	1.88	1.88	1.69	0.11	71
Royce Global Value Fund – Consultant Class [d]
2013	$12.88	$0.01	$0.70	$0.71	$(0.05)	$–	$–	$(0.05)	$–	$13.54	5.50%	$25,663	2.53%	2.53%	2.44%	0.11%	41%
2012	11.71	0.02	1.17	1.19	(0.02)	–	–	(0.02)	–	12.88	10.13	23,383	2.55	2.55	2.44	0.16	36
2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]	18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]	77
Royce Global Value Fund – R Class [e]
2013	$9.69	$0.05	$0.53	$0.58	$(0.12)	$–	$–	$(0.12)	$–	$10.15	5.98%	$100	9.50%	9.50%	1.99%	0.48%	41%
2012	10.00	0.02	(0.21)	(0.19)	(0.12)	–	–	(0.12)	–	9.69	(1.90)[1]	80	19.19 [2]	19.19 [2]	1.99 [2]	0.70 [2]	36
Royce Global Value Fund – K Class [e]
2013	$9.69	$0.08	$0.52	$0.60	$(0.14)	$–	$–	$(0.14)	$–	$10.15	6.24%	$44	19.21%	19.21%	1.74%	0.80%	41%
2012	10.00	0.09	(0.27)	(0.18)	(0.13)	–	–	(0.13)	–	9.69	(1.74)[1]	41	29.99 [2]	29.98 [2]	1.74 [2]	1.20 [2]	36
Royce International Smaller-Companies Fund – Service Class
2013	$11.28	$0.12	$1.30	$1.42	$(0.15)	$(0.56)	$–	$(0.71)	$–	$11.99	12.73%	$38,059	2.07%	2.07%	1.69%	1.13%	64%
2012	9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44
2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	–	(0.02)	0.01	10.49	50.31	7,871	3.01	3.01	1.69	(0.18)	38
Royce Special Equity Multi-Cap Fund – Investment Class [f]
2013	$11.64	$0.12	$4.11	$4.23	$(0.12)	$(0.83)	$–	$(0.95)	$–	$14.92	36.62%	$62,387	1.16%	1.16%	1.15%	0.93%	44%
2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	–	(0.24)	–	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14
Royce Special Equity Multi-Cap Fund – Service Class [g]
2013	$11.68	$0.09	$4.12	$4.21	$(0.10)	$(0.83)	$–	$(0.93)	$–	$14.96	36.26%	$78,233	1.61%	1.61%	1.38%	0.69%	44%
2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	–	(0.19)	–	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14
2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	–	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5

112 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net								Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund – Institutional Class [h]
2013	$11.64	$0.15	$4.10	$4.25	$(0.14)	$(0.83)	$–	$(0.97)	$–	$14.92	36.73%		$48,063	1.10%		1.10%		1.04%		1.02%	44%
2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	–	(0.26)	–	11.64	0.61	[1]	30,905	1.21	[2]	1.21	[2]	1.04	[2]	1.76 [2]	14

[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on September 4, 2012.
[c]	The Class commenced operations on September 1, 2010.
[d]	The Class commenced operations on May 2, 2011.
[e]	The Class commenced operations on March 21, 2012.
[f]	The Class commenced operations on March 1, 2012.
[g]	The Class commenced operations on January 3, 2011.
[h]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 113

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At December 31, 2013, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce International Smaller-Companies Fund	12%

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common Stocks	$7,092,950,648	$26,498,242	$–	$7,119,448,890
Cash Equivalents	128,286,444	165,200,000	–	293,486,444
Royce Micro-Cap Fund
Common Stocks	812,150,512	899,330	411,368	813,461,210
Cash Equivalents	26,212,865	41,674,000	–	67,886,865

114 | The Royce Funds 2013 Annual Report to Shareholders

Valuation of Investments (continued):
	Level 1	Level 2	Level 3	Total
Royce Premier Fund
Common Stocks	$6,810,829,971	$12,036,224	$–	$6,822,866,195
Cash Equivalents	232,758,018	260,913,000	–	493,671,018
Royce Low-Priced Stock Fund
Common Stocks	1,432,910,451	–	–	1,432,910,451
Cash Equivalents	123,342,925	117,585,000	–	240,927,925
Royce Total Return Fund
Common Stocks	5,299,615,653	25,785,375	–	5,325,401,028
Corporate Bonds	4,035,000	–	–	4,035,000
Cash Equivalents	43,119,635	377,765,000	–	420,884,635
Royce Heritage Fund
Common Stocks	324,700,428	1,328,392	–	326,028,820
Cash Equivalents	2,797,942	38,369,000	–	41,166,942
Royce Opportunity Fund
Common Stocks	2,368,488,456	316,924	–	2,368,805,380
Preferred Stocks	2,268,378	–	–	2,268,378
Cash Equivalents	143,192,210	172,925,000	–	316,117,210
Royce Special Equity Fund
Common Stocks	3,200,767,455	4,107,000	–	3,204,874,455
Cash Equivalents	35,100,554	418,376,000	–	453,476,554
Royce Value Fund
Common Stocks	1,156,443,918	–	–	1,156,443,918
Cash Equivalents	45,315,257	21,023,000	–	66,338,257
Royce Value Plus Fund
Common Stocks	1,169,659,828	–	–	1,169,659,828
Cash Equivalents	94,323,980	82,948,000	–	177,271,980
Royce 100 Fund
Common Stocks	266,548,135	–	–	266,548,135
Cash Equivalents	2,636,004	27,942,000	–	30,578,004
Royce Dividend Value Fund
Common Stocks	594,851,689	2,313,600	–	597,165,289
Cash Equivalents	3,073,773	45,730,000	–	48,803,773
Royce Global Value Fund
Common Stocks	227,173,962	–	–	227,173,962
Cash Equivalents	8,279,744	5,262,000	–	13,541,744
Royce International Smaller-Companies Fund
Common Stocks	35,899,825	–	–	35,899,825
Cash Equivalents	–	1,469,000	–	1,469,000
Royce Special Equity Multi-Cap Fund
Common Stocks	178,548,856	–	–	178,548,856
Cash Equivalents	–	10,697,000	–	10,697,000

For the year ended December 31, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2013, the following Funds had securities transfer from Level 1 to Level 2 and from Level 2 to Level 1 within the fair value hierarchy:

	Transfers from	Transfers from		Transfers from	Transfers from
	Level 1	Level 2		Level 1	Level 2
	to Level 2	to Level 1		to Level 2	to Level 1
Royce Pennsylvania Mutual Fund	$16,575,691	$–	Royce Opportunity Fund	$316,924	$–
Royce Micro-Cap Fund	–	49,753,709	Royce Value Plus Fund	–	36,089,630
Royce Premier Fund	12,036,224	138,244,706	Royce Dividend Value Fund	2,313,600	49,674,780
Royce Low-Priced Stock Fund	–	191,552,090	Royce Global Value Fund	–	103,164,282
Royce Total Return Fund	12,130,800	78,148,696	Royce International Smaller-Companies Fund	–	24,340,871
Royce Heritage Fund	1,328,392	27,347,849

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 12/31/13
Royce Micro-Cap Fund
Common Stocks	$403,638	$7,730	$411,368

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The Royce Funds 2013 Annual Report to Shareholders | 115

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2013:

	Gross Amount of Assets and
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Received and Pledged	Net Amount
Royce Pennsylvania Mutual Fund
Securities on Loan/Collateral on Loaned Securities	$128,286,444	$(128,286,444)	$–
Royce Micro-Cap Fund
Securities on Loan/Collateral on Loaned Securities	26,212,865	(26,212,865)	–
Royce Premier Fund
Securities on Loan/Collateral on Loaned Securities	232,758,018	(232,758,018)	–
Royce Low-Priced Stock Fund
Securities on Loan/Collateral on Loaned Securities	123,342,925	(123,342,925)	–
Royce Total Return Fund
Securities on Loan/Collateral on Loaned Securities	43,119,635	(43,119,635)	–
Royce Heritage Fund
Securities on Loan/Collateral on Loaned Securities	2,797,942	(2,797,942)	–
Royce Opportunity Fund
Securities on Loan/Collateral on Loaned Securities	143,192,210	(143,192,210)	–
Royce Special Equity Fund
Securities on Loan/Collateral on Loaned Securities	35,100,554	(35,100,554)	–
Royce Value Fund
Securities on Loan/Collateral on Loaned Securities	45,315,257	(45,315,257)	–
Royce Value Plus Fund
Securities on Loan/Collateral on Loaned Securities	94,323,980	(94,323,980)	–
Royce 100 Fund
Securities on Loan/Collateral on Loaned Securities	2,636,004	(2,636,004)	–
Royce Dividend Value Fund
Securities on Loan/Collateral on Loaned Securities	3,073,773	(3,073,773)	–
Royce Global Value Fund
Securities on Loan/Collateral on Loaned Securities	8,279,744	(8,279,744)	–

1 Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

116 | The Royce Funds 2013 Annual Report to Shareholders

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 11, 2014. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2013.

Capital Share Transactions (in dollars):
			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Pennsylvania Mutual Fund
Investment Class	$605,005,254	$662,607,895	$240,617,073	$257,795,544	$(1,199,534,491)	$(1,256,398,755)	$(353,912,164)	$(335,995,316)
Service Class	158,543,673	165,003,710	31,528,901	28,468,833	(205,430,442)	(155,198,379)	(15,357,868)	38,274,164
Consultant Class	35,995,184	34,093,194	44,509,769	39,215,706	(110,412,807)	(126,201,488)	(29,907,854)	(52,892,588)
Institutional Class	227,429,558	261,272,296	42,182,078	32,724,191	(88,116,686)	(61,037,580)	181,494,950	232,958,907
R Class	12,175,418	15,853,054	2,317,814	1,943,538	(12,674,989)	(9,101,626)	1,818,243	8,694,966
K Class	3,353,854	4,442,442	615,573	491,916	(3,487,416)	(2,231,520)	482,011	2,702,838

Royce Micro-Cap Fund
Investment Class	98,858,542	110,135,135	43,274,805	40,891,444	(314,723,445)	(331,749,308)	(172,590,098)	(180,722,729)
Service Class	24,900,898	77,650,222	5,561,270	7,331,533	(69,726,173)	(100,912,526)	(39,264,005)	(15,930,771)
Consultant Class	4,190,480	5,379,491	8,921,529	7,635,941	(28,337,765)	(27,570,388)	(15,225,756)	(14,554,956)

Royce Premier Fund
Investment Class	643,271,846	747,646,770	461,289,856	313,244,907	(1,344,940,951)	(1,142,070,039)	(240,379,249)	(81,178,362)
Service Class	91,471,655	137,054,293	46,476,184	37,837,318	(447,736,768)	(266,450,099)	(309,788,929)	(91,558,488)
Consultant Class	3,234,960	4,914,067	6,793,623	3,975,657	(11,667,823)	(9,949,114)	(1,639,240)	(1,059,390)
Institutional Class	171,612,186	163,632,309	88,971,062	58,694,049	(271,899,788)	(196,727,102)	(11,316,540)	25,599,256
W Class	67,696,518	113,845,651	41,113,353	29,318,980	(169,817,947)	(180,176,714)	(61,008,076)	(37,012,083)
R Class	7,171,068	11,096,351	3,194,633	1,863,347	(10,803,236)	(8,690,901)	(437,535)	4,268,797
K Class	1,843,765	2,923,140	1,872,975	1,464,327	(5,003,511)	(2,940,122)	(1,286,771)	1,447,345

The Royce Funds 2013 Annual Report to Shareholders | 117

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Low-Priced Stock Fund
Investment Class	$25,018,884	$121,523,266	$11,573,545	$19,845,684	$(207,176,226)	$(152,071,182)	$(170,583,797)	$(10,702,232)
Service Class	96,303,157	239,998,652	129,195,821	135,141,136	(1,029,968,862)	(1,027,840,636)	(804,469,884)	(652,700,848)
Institutional Class	52,909,521	216,954,398	65,125,731	76,401,516	(749,374,096)	(281,899,681)	(631,338,844)	11,456,233
R Class	710,708	1,545,216	412,286	413,318	(3,837,806)	(3,319,490)	(2,714,812)	(1,360,956)
K Class	1,531,364	1,898,473	838,644	781,650	(4,536,092)	(4,667,746)	(2,166,084)	(1,987,623)

Royce Total Return Fund
Investment Class	528,999,533	419,303,349	304,734,722	173,830,152	(849,880,581)	(885,921,003)	(16,146,326)	(292,787,502)
Service Class	269,258,191	69,272,271	44,274,371	14,854,646	(166,019,974)	(124,544,896)	147,512,588	(40,417,979)
Consultant Class	28,057,748	20,173,454	30,943,470	14,273,391	(54,173,983)	(58,339,142)	4,827,235	(23,892,297)
Institutional Class	215,408,392	92,895,625	52,099,575	23,588,680	(149,283,730)	(126,051,961)	118,224,237	(9,567,656)
W Class	74,148,184	56,620,882	21,587,603	10,281,660	(56,755,936)	(37,853,609)	38,979,851	29,048,933
R Class	21,893,247	19,963,699	5,827,458	2,354,016	(15,151,842)	(11,233,311)	12,568,863	11,084,404
K Class	107,190,612	96,984,981	21,610,891	11,545,341	(126,039,047)	(135,315,960)	2,762,456	(26,785,638)

Royce Heritage Fund
Investment Class	66,008,028	25,279,973	12,527,322	1,251,617	(4,946,365)	(9,957,079)	73,588,985	16,574,511
Service Class	14,757,297	23,331,563	23,773,697	5,597,731	(43,411,963)	(67,038,754)	(4,880,969)	(38,109,460)
Consultant Class	1,263,011	1,725,731	2,151,535	423,298	(2,515,165)	(3,413,072)	899,381	(1,264,043)
R Class	1,847,167	1,916,645	992,495	157,800	(1,268,414)	(1,786,121)	1,571,248	288,324
K Class	1,250,136	4,681,526	1,055,146	271,701	(3,637,243)	(6,488,110)	(1,331,961)	(1,534,883)

Royce Opportunity Fund
Investment Class	332,616,686	128,158,726	109,717,251	47,244,802	(228,261,969)	(271,654,395)	214,071,968	(96,250,867)
Service Class	143,463,729	70,636,968	33,163,722	9,474,766	(235,857,849)	(61,380,895)	(59,230,398)	18,730,839
Consultant Class	4,118,375	1,688,984	1,776,385	671,947	(2,557,349)	(3,993,515)	3,337,411	(1,632,584)
Institutional Class	166,839,476	158,959,803	73,390,855	34,022,248	(290,133,892)	(167,107,259)	(49,903,561)	25,874,792
R Class	13,143,525	4,090,762	2,051,002	374,879	(1,853,045)	(1,515,337)	13,341,482	2,950,304
K Class	8,593,690	2,701,921	1,712,998	504,189	(4,064,844)	(1,843,330)	6,241,844	1,362,780

Royce Special Equity Fund
Investment Class	493,764,184	577,591,163	187,724,022	130,040,727	(607,174,950)	(462,146,869)	74,313,256	245,485,021
Service Class	80,216,174	95,889,522	25,988,233	15,496,840	(69,704,292)	(92,178,056)	36,500,115	19,208,306
Consultant Class	5,375,063	8,002,331	6,011,027	3,566,493	(7,598,377)	(7,578,889)	3,787,713	3,989,935
Institutional Class	125,908,328	142,834,981	56,838,996	38,652,965	(163,427,568)	(127,183,824)	19,319,756	54,304,122

Royce Value Fund
Investment Class	39,278,557	70,246,479	13,139,768	10,320,986	(94,469,427)	(101,442,408)	(42,051,102)	(20,874,943)
Service Class	57,608,008	109,344,849	46,173,865	44,267,749	(384,234,842)	(442,526,639)	(280,452,969)	(288,914,041)
Consultant Class	2,142,085	3,482,363	2,179,045	1,631,878	(11,234,896)	(8,919,646)	(6,913,766)	(3,805,405)
Institutional Class	25,750,530	45,645,269	15,708,560	11,504,828	(60,814,438)	(52,243,010)	(19,355,348)	4,907,087
R Class	8,633,738	12,801,375	2,587,581	1,909,362	(17,983,761)	(12,227,421)	(6,762,442)	2,483,316
K Class	5,372,313	9,830,058	1,401,823	1,247,136	(11,489,956)	(7,209,737)	(4,715,820)	3,867,457

Royce Value Plus Fund
Investment Class	45,014,700	69,004,335	17,699,284	–	(94,732,454)	(182,746,159)	(32,018,470)	(113,741,824)
Service Class	72,297,178	123,835,229	65,183,044	–	(464,563,649)	(761,108,483)	(327,083,427)	(637,273,254)
Consultant Class	1,097,991	1,261,129	1,733,762	–	(3,753,070)	(4,591,604)	(921,317)	(3,330,475)
Institutional Class	25,026,020	50,704,394	10,959,037	–	(152,001,651)	(132,426,143)	(116,016,594)	(81,721,749)
R Class	998,626	737,783	124,721	–	(1,021,869)	(752,945)	101,478	(15,162)
K Class	453,654	159,051	102,901	–	(180,247)	(243,989)	376,308	(84,938)

Royce 100 Fund
Investment Class	18,939,455	28,275,102	7,654,869	5,900,826	(44,035,340)	(29,745,452)	(17,441,016)	4,430,476
Service Class	33,984,238	31,574,384	28,928,569	19,484,774	(83,130,559)	(149,472,878)	(20,217,752)	(98,413,720)
R Class	1,077,565	2,369,785	287,743	157,770	(1,494,820)	(3,565,275)	(129,512)	(1,037,720)
K Class	1,143,767	1,218,557	231,871	248,406	(3,312,275)	(2,546,125)	(1,936,637)	(1,079,162)

Royce Dividend Value Fund
Investment Class	95,594,378	73,458,760	13,847,962	2,119,445	(48,840,808)	(57,360,557)	60,601,532	18,217,648
Service Class	133,082,533	84,975,117	23,778,109	3,193,010	(65,610,178)	(69,074,032)	91,250,464	19,094,095
Institutional Class	2,037,602	22,056,597	2,161,756	305,449	(1,691,088)	(430,847)	2,508,270	21,931,199

118 | The Royce Funds 2013 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Global Value Fund
Investment Class	$52,876,116	$91,568,654	$1,615,070	$2,219,916	$(81,698,507)	$(70,515,862)	$(27,207,321)	$23,272,708
Service Class	11,030,665	34,284,203	397,892	652,820	(64,565,756)	(69,882,078)	(53,137,199)	(34,945,055)
Consultant Class	5,883,100	7,109,366	85,042	28,010	(4,873,143)	(4,118,283)	1,094,999	3,019,093
R Class	48,059	75,891	1,123	950	(32,126)	–	17,056	76,841
K Class	–	42,371	603	565	–	–	603	42,936

Royce International Smaller-Companies Fund
Service Class	15,275,210	10,558,425	2,054,964	336,519	(7,584,209)	(8,258,463)	9,745,965	2,636,481

Royce Special Equity Multi-Cap Fund
Investment Class	19,293,138	36,724,835	3,704,628	653,344	(6,291,434)	(2,544,262)	16,706,332	34,833,917
Service Class	27,040,616	34,106,088	4,412,868	705,194	(10,431,782)	(32,520,070)	21,021,702	2,291,212
Institutional Class	10,145,425	30,548,000	2,916,002	674,111	(6,513,470)	(3,182)	6,547,957	31,218,929

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Pennsylvania Mutual Fund
Investment Class	46,226,486	57,315,522	16,992,836	23,088,722	(89,595,361)	(108,721,143)	(26,376,039)	(28,316,899)
Service Class	12,154,062	14,331,989	2,231,345	2,555,226	(15,280,852)	(13,503,390)	(895,445)	3,383,825
Consultant Class	3,060,812	3,295,095	3,572,100	3,937,320	(9,417,039)	(12,234,852)	(2,784,127)	(5,002,437)
Institutional Class	16,645,215	22,317,425	2,974,759	2,922,651	(6,539,897)	(5,277,914)	13,080,077	19,962,162
R Class	954,600	1,421,548	168,937	179,128	(969,814)	(809,427)	153,723	791,249
K Class	277,728	428,087	49,089	49,436	(290,287)	(217,025)	36,530	260,498

Royce Micro-Cap Fund
Investment Class	6,259,092	7,184,519	2,671,284	2,883,568	(20,014,977)	(22,127,390)	(11,084,601)	(12,059,303)
Service Class	1,576,795	5,290,434	347,362	522,645	(4,567,474)	(6,819,080)	(2,643,317)	(1,006,001)
Consultant Class	305,187	390,707	633,631	607,577	(2,064,361)	(2,035,352)	(1,125,543)	(1,037,068)

Royce Premier Fund
Investment Class	30,376,140	38,100,247	21,769,221	16,634,759	(63,250,311)	(58,228,633)	(11,104,950)	(3,493,627)
Service Class	4,393,188	7,053,893	2,235,507	2,043,052	(21,601,163)	(13,922,293)	(14,972,468)	(4,825,348)
Consultant Class	172,593	274,128	361,940	233,450	(616,805)	(560,084)	(82,272)	(52,506)
Institutional Class	8,056,109	8,171,315	4,163,363	3,090,868	(12,779,832)	(9,977,508)	(560,360)	1,284,675
W Class	3,209,870	5,771,151	1,936,569	1,552,912	(8,004,577)	(9,121,752)	(2,858,138)	(1,797,689)
R Class	355,469	580,289	156,830	102,157	(518,060)	(458,782)	(5,761)	223,664
K Class	207,939	318,350	242,928	181,684	(562,131)	(326,918)	(111,264)	173,116

Royce Low-Priced Stock Fund
Investment Class	1,774,622	8,187,882	879,449	1,478,272	(14,606,981)	(10,464,863)	(11,952,910)	(798,709)
Service Class	6,805,969	16,082,356	9,802,415	10,083,981	(72,626,280)	(70,093,267)	(56,017,896)	(43,926,930)
Institutional Class	3,751,445	14,658,805	4,945,006	5,682,348	(53,328,942)	(19,337,316)	(44,632,491)	1,003,837
R Class	51,145	104,095	32,085	31,455	(276,221)	(229,127)	(192,991)	(93,577)
K Class	185,404	207,241	125,734	102,021	(545,525)	(525,629)	(234,387)	(216,367)

Royce Total Return Fund
Investment Class	34,008,791	31,093,660	19,177,169	12,992,846	(54,422,666)	(65,700,802)	(1,236,706)	(21,614,296)
Service Class	18,008,716	5,140,212	2,760,845	1,104,895	(10,349,897)	(9,205,687)	10,419,664	(2,960,580)
Consultant Class	1,777,940	1,485,792	1,916,004	1,051,103	(3,421,705)	(4,288,883)	272,239	(1,751,988)
Institutional Class	14,208,470	6,887,862	3,302,136	1,770,103	(9,643,829)	(9,394,490)	7,866,777	(736,525)
W Class	4,762,342	4,191,083	1,360,229	768,514	(3,582,702)	(2,800,377)	2,539,869	2,159,220
R Class	1,406,109	1,471,260	360,304	173,782	(960,345)	(827,928)	806,068	817,114
K Class	8,917,924	9,249,102	1,801,787	1,117,868	(10,408,606)	(12,806,385)	311,105	(2,439,415)

Royce Heritage Fund
Investment Class	3,942,621	1,804,807	800,468	88,973	(306,338)	(718,974)	4,436,751	1,174,806
Service Class	922,749	1,676,233	1,522,989	400,670	(2,701,430)	(4,845,156)	(255,692)	(2,768,253)
Consultant Class	97,007	151,913	177,373	37,493	(197,298)	(299,964)	77,082	(110,558)
R Class	157,302	189,339	88,537	15,043	(105,420)	(173,028)	140,419	31,354
K Class	103,658	440,847	93,541	25,725	(298,103)	(601,164)	(100,904)	(134,592)

The Royce Funds 2013 Annual Report to Shareholders | 119

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Opportunity Fund
Investment Class	23,132,726	11,028,382	7,393,346	4,137,014	(15,864,897)	(23,238,518)	14,661,175	(8,073,122)
Service Class	10,451,801	6,304,466	2,327,279	857,445	(16,570,321)	(5,418,150)	(3,791,241)	1,743,761
Consultant Class	311,452	156,945	132,566	63,752	(197,400)	(366,220)	246,618	(145,523)
Institutional Class	11,676,520	13,339,942	4,892,724	2,950,759	(19,424,495)	(14,367,297)	(2,855,251)	1,923,404
R Class	956,791	368,584	145,771	34,204	(136,455)	(134,921)	966,107	267,867
K Class	657,201	255,383	130,963	49,285	(304,568)	(174,304)	483,596	130,364

Royce Special Equity Fund
Investment Class	20,852,805	27,211,249	7,776,472	6,281,951	(25,209,775)	(21,715,568)	3,419,502	11,777,632
Service Class	3,403,756	4,525,611	1,078,798	749,726	(2,906,242)	(4,387,157)	1,576,312	888,180
Consultant Class	237,789	393,687	264,105	180,399	(335,357)	(375,603)	166,537	198,483
Institutional Class	5,326,316	6,717,922	2,368,292	1,874,538	(6,731,297)	(5,963,143)	963,311	2,629,317

Royce Value Fund
Investment Class	3,135,123	6,106,020	1,007,651	928,146	(7,726,784)	(8,777,389)	(3,584,010)	(1,743,223)
Service Class	4,676,686	9,480,588	3,551,836	3,991,686	(31,037,970)	(39,259,385)	(22,809,448)	(25,787,111)
Consultant Class	183,439	315,057	178,027	154,388	(967,471)	(822,780)	(606,005)	(353,335)
Institutional Class	2,092,657	3,985,141	1,203,721	1,034,607	(4,871,428)	(4,574,089)	(1,575,050)	445,659
R Class	708,108	1,126,145	203,266	175,010	(1,452,191)	(1,092,910)	(540,817)	208,245
K Class	541,528	1,047,488	136,497	139,501	(1,140,643)	(768,482)	(462,618)	418,507

Royce Value Plus Fund
Investment Class	2,851,911	5,344,485	1,079,225	–	(5,994,135)	(13,687,043)	(2,062,999)	(8,342,558)
Service Class	4,643,803	9,451,131	3,998,960	–	(29,187,654)	(57,686,001)	(20,544,891)	(48,234,870)
Consultant Class	72,690	97,660	112,509	–	(252,539)	(361,007)	(67,340)	(263,347)
Institutional Class	1,576,410	3,813,004	666,203	–	(9,418,226)	(9,966,075)	(7,175,613)	(6,153,071)
R Class	66,892	56,661	7,884	–	(67,496)	(57,916)	7,280	(1,255)
K Class	39,389	16,250	8,932	–	(15,469)	(25,241)	32,852	(8,991)

Royce 100 Fund
Investment Class	1,918,300	3,117,457	786,729	686,458	(4,481,066)	(3,286,242)	(1,776,037)	517,673
Service Class	3,419,533	3,400,812	2,991,579	2,288,621	(8,383,582)	(16,496,087)	(1,972,470)	(10,806,654)
R Class	85,981	212,108	23,585	15,083	(123,506)	(323,459)	(13,940)	(96,268)
K Class	92,262	108,470	18,760	23,523	(254,841)	(228,464)	(143,819)	(96,471)

Royce Dividend Value Fund
Investment Class	11,682,957	10,955,363	1,624,572	306,194	(5,819,566)	(8,396,697)	7,487,963	2,864,860
Service Class	15,995,933	12,321,600	2,758,492	458,132	(7,734,636)	(10,025,848)	11,019,789	2,753,884
Institutional Class	245,393	3,238,890	254,395	43,093	(202,230)	(61,381)	297,558	3,220,602

Royce Global Value Fund
Investment Class	4,055,905	7,291,263	122,354	175,061	(6,270,310)	(5,672,627)	(2,092,051)	1,793,697
Service Class	840,469	2,693,567	29,962	51,403	(4,915,611)	(5,587,200)	(4,045,180)	(2,842,230)
Consultant Class	452,132	564,189	6,467	2,221	(378,187)	(338,661)	80,412	227,749
R Class	4,926	8,118	114	100	(3,429)	–	1,611	8,218
K Class	–	4,237	61	59	–	–	61	4,296

Royce International Smaller-Companies Fund
Service Class	1,306,197	1,000,016	176,089	30,648	(646,447)	(791,871)	835,839	238,793

Royce Special Equity Multi-Cap Fund
Investment Class	1,419,512	3,113,219	256,021	56,659	(446,425)	(216,520)	1,229,108	2,953,358
Service Class	1,938,884	2,986,622	303,917	61,008	(754,027)	(2,765,871)	1,488,774	281,759
Institutional Class	791,666	2,597,051	201,381	58,422	(426,933)	(268)	566,114	2,655,205

120 | The Royce Funds 2013 Annual Report to Shareholders

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2014, is shown below to the extent that it impacted net expenses for the year ended December 31, 2013. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a	Committed net annual							Year ended
		operating expense ratio cap							December 31, 2013

	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory
	average net assets[1]	Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	fees	fees waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$49,966,499	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	11,524,346	–
Royce Premier Fund	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	65,018,474	–
Royce Low-Priced Stock Fund	1.14%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	25,166,375	–
Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	50,001,013	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	3,117,097	–
Royce Opportunity Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22,472,299	–
Royce Special Equity Fund	0.98%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	32,834,168	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12,229,311	–
Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	13,926,058	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	2,972,121	–
Royce Dividend Value Fund	1.00%	N/A	N/A	N/A	1.04%	N/A	N/A	N/A	5,404,314	3,460
Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	N/A	N/A	1.99%	1.74%	3,364,125	–
Royce International Smaller-
Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	273,648	121,593
Royce Special Equity Multi-Cap Fund	1.00%	N/A	1.39%	N/A	1.04%	N/A	N/A	N/A	1,538,722	13,389

[1]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Year ended December 31, 2013

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$1,389,655	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	7,144,150	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	196,720	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	25,726	–
Royce Micro-Cap Fund – Service Class	0.25%	216,293	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,146,499	–
Royce Premier Fund – Service Class	0.25%	1,240,493	–
Royce Premier Fund – Consultant Class	1.00%	627,413	–
Royce Premier Fund – R Class	0.50%	159,350	–
Royce Premier Fund – K Class	0.25%	21,774	–
Royce Low-Priced Stock Fund – Service Class	0.25%	3,197,222	133,218
Royce Low-Priced Stock Fund – R Class	0.50%	21,083	–
Royce Low-Priced Stock Fund – K Class	0.25%	12,919	–
Royce Total Return Fund – Service Class	0.25%	1,159,279	–
Royce Total Return Fund – Consultant Class	1.00%	3,699,899	–
Royce Total Return Fund – R Class	0.50%	310,584	–
Royce Total Return Fund – K Class	0.25%	469,141	–
Royce Heritage Fund – Service Class	0.25%	471,881	64,347
Royce Heritage Fund – Consultant Class	1.00%	151,380	–
Royce Heritage Fund – R Class	0.50%	31,831	–
Royce Heritage Fund – K Class	0.25%	18,891	–
Royce Opportunity Fund – Service Class	0.25%	732,275	–
Royce Opportunity Fund – Consultant Class	1.00%	150,646	–
Royce Opportunity Fund – R Class	0.50%	68,568	–
Royce Opportunity Fund – K Class	0.25%	31,756	–

The Royce Funds 2013 Annual Report to Shareholders | 121

Notes to Financial Statements (continued)

Distributor (continued):

		Year ended December 31, 2013

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Special Equity Fund – Service Class	0.25%	$751,774	$–
Royce Special Equity Fund – Consultant Class	1.00%	645,585	–
Royce Value Fund – Service Class	0.25%	1,836,897	–
Royce Value Fund – Consultant Class	1.00%	310,686	–
Royce Value Fund – R Class	0.50%	187,650	–
Royce Value Fund – K Class	0.25%	44,184	–
Royce Value Plus Fund – Service Class	0.25%	2,164,052	188,179
Royce Value Plus Fund – Consultant Class	1.00%	208,923	–
Royce Value Plus Fund – R Class	0.50%	7,193	–
Royce Value Plus Fund – K Class	0.25%	1,874	–
Royce 100 Fund – Service Class	0.25%	522,875	45,467
Royce 100 Fund – R Class	0.50%	12,651	–
Royce 100 Fund – K Class	0.25%	8,655	–
Royce Dividend Value Fund – Service Class	0.25%	811,970	33,832
Royce Global Value Fund – Service Class	0.25%	177,262	–
Royce Global Value Fund – Consultant Class	1.00%	246,819	–
Royce Global Value Fund – R Class	0.50%	487	–
Royce Global Value Fund – K Class	0.25%	105	–
Royce International Smaller-Companies Fund – Service Class	0.25%	79,048	–
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	140,282	12,199

Purchases and Sales of Investment Securities:
For the year ended December 31, 2013, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$1,681,690,785	$2,353,671,665	Royce Value Plus Fund	$602,025,454	$1,252,952,829
Royce Micro-Cap Fund	183,025,122	484,640,058	Royce 100 Fund	86,618,861	189,036,006
Royce Premier Fund	737,924,592	2,024,518,169	Royce Dividend Value Fund	254,995,995	180,475,756
Royce Low-Priced Stock Fund	342,488,020	2,129,693,986	Royce Global Value Fund	105,715,907	177,767,797
Royce Total Return Fund	1,033,198,910	1,433,506,345	Royce International Smaller-
Royce Heritage Fund	222,630,635	228,451,134	Companies Fund	25,788,538	19,177,975
Royce Opportunity Fund	804,747,619	966,002,654	Royce Special Equity Multi-
Royce Special Equity Fund	817,881,442	1,030,414,009	Cap Fund	95,268,025	64,615,138
Royce Value Fund	606,106,039	1,060,994,536

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the year ended December 31, 2013:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$5,501,570	$899,277	$52,559	$(1,818)	$6,451,588	$–
Royce Pennsylvania Mutual Fund – Service Class	1,389,655	980,924	204,704	14,323	(44)	2,589,562	–
Royce Pennsylvania Mutual Fund – Consultant Class	7,144,150	949,260	205,373	14,481	(490)	8,312,774	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	7,707	49,161	16,627	(5)	73,490	–
Royce Pennsylvania Mutual Fund – R Class	196,720	101,617	8,084	1,201	(23)	307,599	–
Royce Pennsylvania Mutual Fund – K Class	25,726	30,453	2,971	1,200	(3)	60,347	–
	8,756,251	7,571,531	1,369,570	100,391	(2,383)
Royce Micro-Cap Fund – Investment Class	–	920,082	321,799	22,161	(417)	1,263,625	–
Royce Micro-Cap Fund – Service Class	216,293	75,184	38,951	11,386	(43)	341,771	70,596
Royce Micro-Cap Fund – Consultant Class	1,146,499	157,295	33,624	12,180	(98)	1,349,500	–
	1,362,792	1,152,561	394,374	45,727	(558)		70,596

122 | The Royce Funds 2013 Annual Report to Shareholders

Class Specific Expenses (continued):

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Premier Fund – Investment Class	$–	$4,701,398	$1,261,715	$44,480	$(1,363)	$6,006,230	$–
Royce Premier Fund – Service Class	1,240,493	720,971	111,002	12,214	(100)	2,084,580	–
Royce Premier Fund – Consultant Class	627,413	73,765	16,685	11,445	(46)	729,262	–
Royce Premier Fund – Institutional Class	–	10,584	77,962	16,163	(10)	104,699	–
Royce Premier Fund – W Class	–	487,634	167,140	19,678	(223)	674,229	–
Royce Premier Fund – R Class	159,350	78,301	8,506	1,201	(8)	247,350	–
Royce Premier Fund – K Class	21,774	29,083	2,237	1,200	(2)	54,292	–
	2,049,030	6,101,736	1,645,247	106,381	(1,752)
Royce Low-Priced Stock Fund – Investment Class	–	245,842	27,896	16,171	(13)	289,896	204,801
Royce Low-Priced Stock Fund – Service Class	3,197,222	2,461,696	329,775	19,921	(631)	6,007,983	1,976,356
Royce Low-Priced Stock Fund – Institutional Class	–	8,012	206,572	14,888	(5)	229,467	–
Royce Low-Priced Stock Fund – R Class	21,083	18,378	2,612	1,200	(5)	43,268	15,764
Royce Low-Priced Stock Fund – K Class	12,919	20,985	2,435	1,200	(2)	37,537	16,816
	3,231,224	2,754,913	569,290	53,380	(656)		2,213,737
Royce Total Return Fund – Investment Class	–	3,975,533	850,307	35,680	(1,488)	4,860,032	–
Royce Total Return Fund – Service Class	1,159,279	695,160	364,332	52,382	(39)	2,271,114	–
Royce Total Return Fund – Consultant Class	3,699,899	488,177	104,511	14,777	(226)	4,307,138	–
Royce Total Return Fund – Institutional Class	–	16,026	67,759	15,327	(29)	99,083	–
Royce Total Return Fund – W Class	–	241,120	87,049	20,987	(7)	349,149	–
Royce Total Return Fund – R Class	310,584	151,570	11,803	1,201	(26)	475,132	–
Royce Total Return Fund – K Class	469,141	485,391	17,048	1,203	(8)	972,775	–
	5,638,903	6,052,977	1,502,809	141,557	(1,823)
Royce Heritage Fund – Investment Class	–	25,867	5,008	11,879	(7)	42,747	–
Royce Heritage Fund – Service Class	471,881	224,259	64,614	17,806	(258)	778,302	–
Royce Heritage Fund – Consultant Class	151,380	28,129	8,585	10,607	(25)	198,676	–
Royce Heritage Fund – R Class	31,831	18,198	2,410	1,202	(5)	53,636	4,068
Royce Heritage Fund – K Class	18,891	24,353	3,998	1,202	(2)	48,442	8,385
	673,983	320,806	84,615	42,696	(297)		12,453
Royce Opportunity Fund – Investment Class	–	1,311,856	199,583	19,470	(581)	1,530,328	–
Royce Opportunity Fund – Service Class	732,275	489,502	73,811	12,868	(20)	1,308,436	–
Royce Opportunity Fund – Consultant Class	150,646	26,607	5,756	10,874	(15)	193,868	–
Royce Opportunity Fund – Institutional Class	–	7,351	46,957	15,249	(5)	69,552	–
Royce Opportunity Fund – R Class	68,568	35,662	3,898	1,201	(9)	109,320	–
Royce Opportunity Fund – K Class	31,756	19,079	2,673	1,201	(3)	54,706	–
	983,245	1,890,057	332,678	60,863	(633)
Royce Special Equity Fund – Investment Class	–	2,342,361	536,424	52,421	(1,016)	2,930,190	–
Royce Special Equity Fund – Service Class	751,774	444,620	118,400	15,072	(413)	1,329,453	178,321
Royce Special Equity Fund – Consultant Class	645,585	74,565	18,135	11,257	(49)	749,493	–
Royce Special Equity Fund – Institutional Class	–	8,718	13,379	13,761	(6)	35,852	–
	1,397,359	2,870,264	686,338	92,511	(1,484)		178,321
Royce Value Fund – Investment Class	–	236,677	81,803	13,287	(319)	331,448	–
Royce Value Fund – Service Class	1,836,897	1,215,083	235,970	22,150	(463)	3,309,637	–
Royce Value Fund – Consultant Class	310,686	56,818	10,866	10,492	(21)	388,841	–
Royce Value Fund – Institutional Class	–	7,245	3,551	12,780	(4)	23,572	–
Royce Value Fund – R Class	187,650	103,755	6,394	1,203	(13)	298,989	–
Royce Value Fund – K Class	44,184	50,348	7,495	1,201	(3)	103,225	–
	2,379,417	1,669,926	346,079	61,113	(823)
Royce Value Plus Fund – Investment Class	–	650,042	138,028	14,989	(22)	803,037	–
Royce Value Plus Fund – Service Class	2,164,052	1,525,807	334,750	20,906	(429)	4,045,086	–
Royce Value Plus Fund – Consultant Class	208,923	48,982	9,127	10,297	(15)	277,314	–
Royce Value Plus Fund – Institutional Class	–	9,308	45,329	12,011	(4)	66,644	–
Royce Value Plus Fund – R Class	7,193	10,075	1,336	1,200	(2)	19,802	8,201
Royce Value Plus Fund – K Class	1,874	7,893	941	1,200	(1)	11,907	7,745
	2,382,042	2,252,107	529,511	60,603	(473)		15,946
Royce 100 Fund – Investment Class	–	70,286	16,954	12,613	(63)	99,790	–
Royce 100 Fund – Service Class	522,875	302,728	150,956	17,949	(195)	994,313	–
Royce 100 Fund – R Class	12,651	15,941	1,497	1,201	(1)	31,289	11,081
Royce 100 Fund – K Class	8,655	14,431	1,470	1,201	(2)	25,755	6,731
	544,181	403,386	170,877	32,964	(261)		17,812

The Royce Funds 2013 Annual Report to Shareholders | 123

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Dividend Value Fund – Investment Class	$–	$212,180	$64,940	$16,393	$(21)	$293,492	$–
Royce Dividend Value Fund – Service Class	811,970	422,274	154,362	28,011	(820)	1,415,797	–
Royce Dividend Value Fund – Institutional Class	–	5,984	506	10,323	–	16,813	16,813
	811,970	640,438	219,808	54,727	(841)		16,813
Royce Global Value Fund – Investment Class	–	172,987	52,418	20,305	(8)	245,702	–
Royce Global Value Fund – Service Class	177,262	125,283	29,535	14,276	(106)	346,250	99,671
Royce Global Value Fund – Consultant Class	246,819	29,264	5,800	10,923	(31)	292,775	23,503
Royce Global Value Fund – R Class	487	5,981	280	1,200	–	7,948	7,319
Royce Global Value Fund – K Class	105	5,942	262	1,200	–	7,509	7,348
	424,673	339,457	88,295	47,904	(145)		137,841
Royce Special Equity Multi-Cap Fund – Investment Class	–	16,402	22,728	13,633	(4)	52,759	–
Royce Special Equity Multi-Cap Fund – Service Class	140,282	83,984	90,460	15,039	(22)	329,743	122,424
Royce Special Equity Multi-Cap Fund – Institutional Class	–	6,024	665	12,675	–	19,364	19,364
	140,282	106,410	113,853	41,347	(26)		141,788

Tax Information:
At December 31, 2013, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,676,702,665	$2,736,232,669	$2,905,560,465	$169,327,796
Royce Micro-Cap Fund	687,596,764	193,751,311	259,417,563	65,666,252
Royce Premier Fund	4,604,961,472	2,711,575,741	3,001,967,400	290,391,659
Royce Low-Priced Stock Fund	1,386,155,151	287,683,225	442,960,833	155,277,608
Royce Total Return Fund	3,612,822,589	2,137,498,074	2,256,830,353	119,332,279
Royce Heritage Fund	286,931,283	80,264,479	87,017,840	6,753,361
Royce Opportunity Fund	2,064,774,589	622,416,379	747,369,960	124,953,581
Royce Special Equity Fund	2,666,830,722	991,520,287	993,639,392	2,119,105
Royce Value Fund	926,367,611	296,414,564	316,729,084	20,314,520
Royce Value Plus Fund	976,418,284	370,513,524	389,544,418	19,030,894
Royce 100 Fund	204,427,291	92,698,848	94,865,303	2,166,455
Royce Dividend Value Fund	507,305,645	138,663,417	151,645,653	12,982,236
Royce Global Value Fund	250,973,245	(10,257,539)	33,679,276	43,936,815
Royce International Smaller-Companies Fund	34,425,881	2,942,944	4,988,527	2,045,583
Royce Special Equity Multi-Cap Fund	152,839,734	36,406,122	37,032,665	626,543

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.
Distributions during the periods ended December 31, 2013 and 2012, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2013	2012	2013	2012
Royce Pennsylvania Mutual Fund	$68,505,591	$83,523,200	$314,540,158	$303,972,765
Royce Micro-Cap Fund	698,929	3,824,113	59,822,655	55,623,852
Royce Premier Fund	–	89,857,357	690,663,435	391,763,741
Royce Low-Priced Stock Fund	2,484,427	43,483,652	208,678,815	193,625,861
Royce Total Return Fund	86,549,887	79,171,771	418,194,329	188,093,615
Royce Heritage Fund	7,208,445	1,004,504	33,627,291	6,791,289
Royce Opportunity Fund	3,806,785	19,148,442	229,125,496	78,255,181
Royce Special Equity Fund	36,829,522	60,596,614	263,642,808	143,718,325
Royce Value Fund	45,747,747	14,199,753	37,208,696	59,275,272

124 | The Royce Funds 2013 Annual Report to Shareholders

Tax Information (continued):

	Ordinary Income		Long-Term Capital Gains

	2013	2012	2013	2012
Royce Value Plus Fund	$474,414	$–	$99,364,529	$–
Royce 100 Fund	1,704,252	3,453,944	35,951,838	23,230,700
Royce Dividend Value Fund	14,413,334	5,115,955	27,540,201	932,214
Royce Global Value Fund	2,317,411	2,959,631	–	–
Royce International Smaller-Companies Fund	673,503	351,848	1,430,858	–
Royce Special Equity Multi-Cap Fund	3,019,600	1,157,045	8,106,833	890,864

The tax basis components of distributable earnings at December 31, 2013, were as follows:

					Qualified
					Late Year
		Undistributed			Ordinary
		Long-Term			and
	Undistributed	Capital Gains or	Capital Loss	Net Unrealized	Post-October	Total	Capital Loss
	Ordinary	(Capital Loss	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	Carryforward)	to 12/31/17[1]	(Depreciation)[2]	Deferrals[3]	Earnings	Utilized
Royce Pennsylvania Mutual Fund	$16,870,226	$92,997,444	$–	$2,731,502,001	$–	$2,841,369,671	$–
Royce Micro-Cap Fund	–	17,207,281	–	193,758,635	(304,934)	210,660,982	–
Royce Premier Fund	–	186,602,400	–	2,711,630,457	–	2,898,232,857	–
Royce Low-Priced Stock Fund	–	63,941,197	–	287,680,614	(1,967,324)	349,654,487	–
Royce Total Return Fund	9,858,346	104,641,096	–	2,125,223,227	–	2,239,722,669	–
Royce Heritage Fund	890,006	3,252,705	–	80,225,234	(16,663)	84,351,282	–
Royce Opportunity Fund	9,173,920	63,986,233	–	622,443,446	(1,327)	695,602,272	–
Royce Special Equity Fund	12,577,088	52,082,992	–	991,520,285	–	1,056,180,365	–
Royce Value Fund	7,850,323	9,176,530	–	296,417,156	(5,367)	313,438,642	–
Royce Value Plus Fund	–	45,854,008	–	370,516,584	(1,324,202)	415,046,390	89,797,502
Royce 100 Fund	504,021	3,451,967	–	92,689,329	(437,847)	96,207,470	–
Royce Dividend Value Fund	3,525,275	4,937,629	–	138,641,221	–	147,104,125	–
Royce Global Value Fund	1,011,922	(41,893,172)	(7,981,106)	(10,248,562)	(3,711,500)	(62,822,418)	–
Royce International Smaller-
Companies Fund	378,655	–	–	2,935,245	(115,127)	3,198,773	645,622
Royce Special Equity Multi-Cap
Fund	2,294,404	1,254,265	–	36,406,122	–	39,954,791	–

[1]	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.
[2]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.
[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2013, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions, equalization and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Pennsylvania Mutual Fund	$(4,599,208)	$5,865,063	$(1,265,855)
Royce Micro-Cap Fund	7,759,800	(3,951,393)	(3,808,407)
Royce Premier Fund	(7,608,473)	(23,513,391)	31,121,864
Royce Low-Priced Stock Fund	35,452,586	(39,266,768)	3,814,182
Royce Total Return Fund	(4,175,916)	4,227,791	(51,875)
Royce Heritage Fund	440,309	(1,531,403)	1,091,094
Royce Opportunity Fund	9,574,196	(26,074,196)	16,500,000
Royce Special Equity Fund	367,342	(21,267,342)	20,900,000
Royce Value Fund	1,045,146	(1,045,146)	–
Royce Value Plus Fund	12,087,883	(1,040,739)	(11,047,144)

The Royce Funds 2013 Annual Report to Shareholders | 125

Notes to Financial Statements (continued)

Tax Information (continued):

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce 100 Fund	$666,879	$(4,366,879)	$3,700,000
Royce Dividend Value Fund	(327,701)	329,372	(1,671)
Royce Global Value Fund	15,629	(15,629)	–
Royce International Smaller-
Companies Fund	91,714	(91,714)	–
Royce Special Equity Multi-Cap Fund	–	–	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2010 – 2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2013:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	(Loss)	Income	12/31/12	12/31/13
Royce Pennsylvania Mutual Fund
America’s Car-Mart	556,600	$22,553,432	$8,614,112	$2,481,073	$(68,894)	$–	711,516	$30,047,321
CRA International[1]	592,143	11,706,667	2,634,333	11,602,504	(6,861,811)	–
DTS	1,167,789	19,502,076	3,317,427	7,064,691	(1,157,620)	–	1,044,829	25,054,999
Ethan Allen Interiors[1]	1,573,910	40,465,226	–	16,272,852	(1,963,477)	388,604
Hi-Tech Pharmacal[1]	997,731	34,900,630	6,132,222	27,220,575	22,809,306	–
Key Tronic			7,502,675	–	–	–	697,735	7,689,040
Landauer	370,334	22,668,144	6,958,410	–	–	1,000,340	492,200	25,894,642
Maidenform Brands[1]	988,207	19,260,154	3,802,112	27,882,908	64,237	–
Pervasive Software[1]	1,461,500	13,021,965	–	6,076,523	7,369,277	–
Preformed Line Products	311,088	18,484,849	3,206,914	–	–	194,331	349,478	25,567,810
Seabridge Gold[1]	446,200	8,018,214	22,409,094	12,016,269	(4,538,646)	–
Shoe Carnival[1]	1,227,698	25,155,532	–	6,878,531	3,207,550	210,510
Stanley Furniture	912,235	4,105,058	361,594	161,090	(3,890)	–	962,235	3,694,982
U.S. Physical Therapy[1]	656,893	18,090,833	1,779,212	2,919,595	1,838,204	266,545
Weyco Group	590,500	13,794,080	–	–	–	318,870	590,500	17,378,415
Winnebago Industries[1]	1,504,450	25,771,229	–	17,298,383	(923,593)	–
		297,498,089			19,770,643	2,379,200		135,327,209
Royce Micro-Cap Fund
AXT[1]	1,808,161	5,080,932	–	3,533,808	(2,480,513)	–
Graham Corporation[1]	601,249	11,724,355	–	5,892,058	4,883,372	46,671
Key Technology	421,814	4,403,738	–	770,856	(73,206)	–	370,814	5,313,765
Lincoln Educational Services	1,520,827	8,501,423	195,692	3,703,528	(2,308,702)	410,611	1,295,222	6,450,206
Novatel Wireless[1]	2,142,033	2,870,325	–	6,741,889	(3,861,821)	–
PDI[1]	982,694	7,468,475	–	4,617,409	(2,267,695)	–
Truett-Hurst Cl. A			1,148,176	–	–	–	191,900	800,223
World Energy Solutions[1]	733,900	3,192,465	–	2,685,378	(1,559,118)	–
		43,241,713			(7,667,683)	457,282		12,564,194
Royce Premier Fund
Acacia Research			74,064,062	–	–	695,448	3,152,289	45,834,282
ADTRAN[1]	3,245,434	63,415,780	–	16,768,179	(1,061,315)	1,096,176
Benchmark Electronics	2,843,900	47,265,618	–	–	–	–	2,843,900	65,637,212
Cabot Microelectronics	2,086,191	74,080,642	–	11,951,042	2,139,732	–	1,720,272	78,616,431
Cal-Maine Foods	1,721,686	69,246,211	–	–	–	1,187,963	1,721,686	103,697,148
Cirrus Logic			85,437,569	–	–	–	4,420,181	90,304,298
Cognex Corporation[1]	3,052,717	112,401,040	–	37,076,104	29,335,982	–
Fair Isaac[1]	1,832,600	77,024,178	–	3,812,963	1,689,321	144,608
Fairchild Semiconductor
International	6,508,112	93,716,813	5,676,910	1,571,115	(185,290)	–	6,833,112	91,222,045
Globe Specialty Metals	3,632,763	49,950,491	24,942,621	–	–	1,266,667	5,532,472	99,639,821
Lincoln Electric Holdings[1]	5,074,994	247,050,708	–	36,003,485	103,257,876	3,252,975
MKS Instruments	2,971,910	76,615,840	2,945,000	–	–	1,902,022	3,071,910	91,972,985
Myriad Genetics	5,114,765	139,377,346	33,056,008	–	–	–	6,343,965	133,096,386
Nu Skin Enterprises Cl. A1	3,816,994	141,419,628	–	47,641,253	188,053,885	3,858,383
Pan American Silver	5,188,544	97,181,429	37,266,105	773,000	(88,462)	3,157,839	8,194,097	95,870,935

126 | The Royce Funds 2013 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	(Loss)	Income	12/31/13	12/31/13
Royce Premier Fund (continued)
Sanderson Farms	1,880,191	$89,403,082	$1,624,956	$26,231,623	$14,035,026	$1,144,493	1,329,008	$96,127,148
Schnitzer Steel Industries Cl. A	2,108,038	63,936,793	–	8,323,038	(5,329,038)	1,581,029	2,008,038	65,602,602
Seabridge Gold[1]	3,342,400	60,062,928	–	82,761,348	(49,170,228)	–
Semperit AG Holding	1,894,996	78,103,926	1,150,446	–	–	1,487,818	1,917,496	94,951,140
Silver Standard Resources	4,115,069	61,273,377	–	–	–	–	4,115,069	28,640,880
Simpson Manufacturing	3,387,886	111,088,782	–	19,735,779	3,166,827	1,144,713	2,705,933	99,388,919
Strayer Education	1,068,485	60,016,803	–	8,131,143	(6,428,665)	–	1,018,485	35,107,178
Thor Industries	4,166,757	155,961,714	2,064,815	–	–	7,665,498	4,216,757	232,891,489
Trican Well Service	8,027,100	105,876,702	701,110	–	–	1,945,036	8,077,100	98,696,878
Unit Corporation	2,896,073	130,468,089	–	4,596,393	(224,801)	–	2,810,073	145,055,968
Veeco Instruments[1]	2,708,912	79,967,082	–	57,371,413	(17,851,789)	–
Woodward	3,906,024	148,936,695	–	2,360,425	1,461,719	1,217,928	3,806,024	173,592,755
		2,433,841,697			262,800,780	32,748,596		1,965,946,500
Royce Low-Priced Stock Fund
Gladstone Land			7,514,356	–	–	746,728	501,200	8,119,440
Globe Specialty Metals[1]	4,026,606	55,365,832	–	49,236,319	(12,128,058)	763,891
Houston Wire & Cable[1]	1,591,200	19,524,024	–	29,133,637	(7,254,989)	266,840
KVH Industries[1]	777,804	10,873,700	–	3,111,055	105,353	–
PCTEL[1]	995,592	7,168,262	–	6,813,850	1,002,458	57,317
Pretium Resources[1]	4,335,000	57,265,350	10,059,412	12,181,073	5,430,851	–
Seabridge Gold	1,111,783	19,978,741	22,385,455	19,857,200	(6,889,983)	–	2,476,592	18,079,122
Sigma Designs[1]	1,720,358	8,859,844	–	25,559,680	(17,092,008)	–
Tesco Corporation[1]	2,682,105	30,549,176	–	18,160,538	6,914,883	–
Total Energy Services[1]	1,866,700	28,130,926	–	8,678,488	4,967,530	234,147
TrueBlue[1]	3,262,691	51,387,383	–	45,813,680	17,344,665	–
Universal Technical Institute	1,655,679	16,623,017	–	3,628,350	(943,179)	662,272	1,468,679	20,429,325
WaterFurnace Renewable Energy	970,500	14,088,690	–	3,895,974	(380,130)	816,676	814,500	18,394,780
		319,814,945			(8,922,607)	3,547,871		65,022,667
Royce Total Return Fund
Barry (R.G.)	1,048,496	14,857,188	–	32,186	18,795	282,852	1,045,808	20,184,094
Chase Corporation	773,974	14,395,916	–	–	–	348,288	773,974	27,321,282
Houston Wire & Cable	59,164	725,942	16,369,966	–	–	274,375	1,216,073	16,271,057
Mueller (Paul) Company	116,700	2,520,720	–	–	–	–	116,700	3,571,020
Peapack-Gladstone Financial	475,350	6,692,928	2,198,814	–	–	95,070	604,692	11,549,617
Starrett (L.S.) Company (The) Cl. A	529,400	5,135,180	–	–	–	211,760	529,400	7,713,358
Village Super Market Cl. A	726,483	23,872,231	182,577	–	–	731,705	732,024	22,700,064
		68,200,105			18,795	1,944,050		109,310,492
Royce Opportunity Fund
BTU International	686,756	1,366,644	111,959	–	–	–	723,141	2,111,572
ClearOne[1]	556,620	2,248,745	47,989	793,046	886,410	–
Comstock Holding Companies Cl. A1	1,285,590	1,491,285	18,088	620,969	776,407	–
CTPartners Executive Search	338,890	1,558,894	774,664	–	–	–	483,837	2,709,487
deLiA*s1	1,602,615	1,875,059	175,452	23,680	(8,889)	–
Dixie Group	829,519	2,745,708	39,478	489,663	(105,535)	–	802,653	10,595,020
Hardinge	569,291	5,658,753	790,945	–	–	48,629	629,571	9,109,892
Interphase Corporation	298,743	773,744	327,068	–	–	–	384,001	1,488,004
Kid Brands	953,809	1,478,404	355,151	–	–	–	1,202,959	1,227,018
LMI Aerospace			12,289,904	63,383	862	–	651,335	9,600,678
Magnetek	155,445	1,601,084	201,806	16,174	(2,972)	–	166,017	3,971,127
MarineMax[1]	1,357,850	12,139,179	498,370	9,355,236	1,414,715	–
Pericom Semiconductor	1,240,848	9,964,009	985,597	–	–	–	1,380,517	12,231,381
Planar Systems	1,554,792	2,223,352	154,698	19,919	(2,684)	–	1,625,599	4,129,021
SigmaTron International	344,172	1,400,780	46,224	–	–	–	354,872	3,140,617
Spire Corporation	448,074	224,485	124,579	–	–	–	660,120	316,924
TRC Companies	1,683,765	9,799,512	183,230	–	–	–	1,712,926	12,230,292
		56,549,637			2,958,314	48,629		72,861,033
Royce Special Equity Fund
Ampco-Pittsburgh[1]	987,000	19,720,260	–	20,027,452	(6,828,466)	652,386
Applied Industrial Technologies[1]	2,430,400	102,101,104	1,382,963	50,280,338	14,622,285	1,617,805
Arden Group Cl. A	232,001	20,873,130	1,684,523	593,664	178,913	245,068	243,000	30,741,930
Atrion Corporation	165,000	32,340,000	4,153,108	3,778,390	1,433,602	428,275	167,000	49,473,750
AVX Corporation	5,931,800	63,944,804	41,646,828	–	–	2,612,238	9,298,500	129,528,105

The Royce Funds 2013 Annual Report to Shareholders | 127

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	(Loss)	Income	12/31/13	12/31/13
Royce Special Equity Fund (continued)
Bowl America Cl. A	342,575	$4,282,187	$6,413	$–	$–	$169,624	343,047	$4,912,433
Children’s Place Retail Stores	1,318,056	58,376,700	39,739,598	–	–	–	2,100,000	119,637,000
Clearwater Paper[1]	1,956,000	76,596,960	–	57,076,903	37,974,080	–
CSS Industries	974,100	21,323,049	–	2,805	61	584,460	974,000	27,934,320
Dorman Products[1]	2,306,679	81,518,036	–	10,589,253	88,328,687	–
EnerSys	2,284,700	85,973,261	21,989,134	14,092,922	10,157,424	964,854	2,391,000	167,585,190
Finish Line (The) Cl. A	4,462,000	84,465,660	9,064,180	21,697	3,789	1,388,492	4,958,000	139,666,860
Foster (L.B.) Company	928,875	40,350,330	3,097,427	–	–	119,640	1,000,000	47,290,000
Frisch’s Restaurants	505,100	9,344,350	–	–	–	343,468	505,100	12,945,713
Hawkins	911,020	35,201,813	4,491,353	1,493,036	(63,214)	718,713	989,000	36,780,910
Hurco Companies	435,179	10,009,117	969,813	12,159	(2,081)	70,631	471,000	11,779,710
LeapFrog Enterprises Cl. A			34,480,755	–	–	–	4,100,000	32,554,000
Littelfuse[1]	1,375,583	84,887,227	–	20,666,488	4,799,235	950,422
Minerals Technologies	2,851,200	113,819,904	16,460,275	6,302,298	4,068,725	621,405	3,075,000	184,715,250
National Presto Industries	656,500	45,364,150	–	–	–	–	656,500	52,848,250
Park Electrochemical	2,011,012	51,743,338	–	396	(49)	6,033,035	2,011,000	57,755,920
Plantronics	2,077,278	76,589,240	7,364,108	1,429,977	(61,451)	871,910	2,215,000	102,886,750
Scholastic Corporation	2,400,207	70,950,119	14,658,340	186,815	379	1,437,336	2,910,000	98,969,100
Schulman (A.)	1,472,577	42,601,652	12,482,116	10,415,186	3,661,617	814,508	1,487,000	52,431,620
Schweitzer-Mauduit International			118,013,321	–	–	2,248,844	2,638,557	135,806,529
Standard Motor Products			66,874,440	1,990,219	225,889	562,538	2,250,000	82,800,000
Standex International[1]	831,990	42,672,767	–	11,690,728	11,523,773	216,526
Stepan Company[1]	1,252,900	69,586,066	–	21,912,317	12,896,762	622,173
UniFirst Corporation	1,469,012	107,707,960	6,973,291	3,732,750	1,335,435	215,608	1,481,570	158,527,990
Universal Corporation			65,298,652	–	–	440,400	1,296,000	70,761,600
		1,452,343,184			184,255,395	24,950,359		1,808,332,930
Royce Value Plus Fund
Cerus Corporation[1]	2,884,500	9,115,020	–	3,120,771	(934,633)	–
Cosi[1]	6,833,770	5,316,673	–	24,930,625	(21,203,397)	–
Immersion Corporation[1]	1,578,109	10,841,609	–	4,613,903	3,968,522	–
NumereX Corporation Cl. A	302,701	3,977,491	9,814,211	1,778,593	(151,628)	–	1,030,200	13,341,090
		29,250,793			(18,321,136)	–		13,341,090
[1]	Not an Affiliated Company at December 31, 2013.

128 | The Royce Funds 2013 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2014

The Royce Funds 2013 Annual Report to Shareholders | 129

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire six-month period ended December 31, 2013. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2013, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/13	12/31/13	Period[1]	7/1/13	12/31/13	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,212.31	$5.13	$1,000.00	$1,020.57	$4.69	0.92%
Royce Micro-Cap Fund	1,000.00	1,177.10	8.29	1,000.00	1,017.59	7.68	1.51%
Royce Premier Fund	1,000.00	1,184.01	6.00	1,000.00	1,019.71	5.55	1.09%
Royce Low-Priced Stock Fund	1,000.00	1,144.97	6.70	1,000.00	1,018.95	6.31	1.24%
Royce Total Return Fund	1,000.00	1,176.49	6.20	1,000.00	1,019.51	5.75	1.13%
Royce Heritage Fund[3]	1,000.00	1,153.01	6.08	1,000.00	1,019.56	5.70	1.12%
Royce Opportunity Fund	1,000.00	1,211.00	6.46	1,000.00	1,019.36	5.90	1.16%
Royce Special Equity Fund	1,000.00	1,150.89	6.18	1,000.00	1,019.46	5.80	1.14%
Royce Value Fund	1,000.00	1,178.95	6.59	1,000.00	1,019.16	6.11	1.20%
Royce Value Plus Fund	1,000.00	1,179.16	7.74	1,000.00	1,018.10	7.17	1.41%
Royce 100 Fund	1,000.00	1,183.96	6.61	1,000.00	1,019.16	6.11	1.20%
Royce Dividend Value Fund	1,000.00	1,181.06	6.87	1,000.00	1,018.90	6.36	1.25%
Royce Global Value Fund	1,000.00	1,117.89	8.11	1,000.00	1,017.54	7.73	1.52%
Royce Special Equity Multi-Cap Fund	1,000.00	1,158.26	6.31	1,000.00	1,019.36	5.90	1.16%

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,210.00	7.07	1,000.00	1,018.80	6.46	1.27%
Royce Micro-Cap Fund	1,000.00	1,176.61	9.11	1,000.00	1,016.84	8.44	1.66%
Royce Premier Fund	1,000.00	1,182.52	7.65	1,000.00	1,018.20	7.07	1.39%
Royce Low-Priced Stock Fund	1,000.00	1,143.13	8.05	1,000.00	1,017.69	7.58	1.49%
Royce Total Return Fund	1,000.00	1,173.61	8.55	1,000.00	1,017.34	7.93	1.56%
Royce Heritage Fund[3]	1,000.00	1,151.49	7.70	1,000.00	1,018.05	7.22	1.42%
Royce Opportunity Fund	1,000.00	1,209.04	8.35	1,000.00	1,017.64	7.63	1.50%
Royce Special Equity Fund	1,000.00	1,149.91	7.53	1,000.00	1,018.20	7.07	1.39%
Royce Value Fund	1,000.00	1,177.87	8.12	1,000.00	1,017.74	7.53	1.48%
Royce Value Plus Fund	1,000.00	1,179.34	8.02	1,000.00	1,017.85	7.43	1.46%
Royce 100 Fund	1,000.00	1,183.60	8.20	1,000.00	1,017.69	7.58	1.49%
Royce Dividend Value Fund	1,000.00	1,179.04	8.13	1,000.00	1,017.74	7.53	1.48%
Royce Global Value Fund	1,000.00	1,116.11	9.01	1,000.00	1,016.69	8.59	1.69%
Royce International Smaller-Companies Fund	1,000.00	1,135.38	9.10	1,000.00	1,016.69	8.59	1.69%

130 | The Royce Funds 2013 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/13	12/31/13	Period[1]	7/1/13	12/31/13	Period[1]	Ratio[2]
Service Class (continued)
Royce Special Equity Multi-Cap Fund	$1,000.00	$1,156.63	$7.56	$1,000.00	$1,018.20	$7.07	1.39%

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,206.88	11.01	1,000.00	1,015.22	10.06	1.98%
Royce Micro-Cap Fund	1,000.00	1,171.27	13.96	1,000.00	1,012.35	12.93	2.55%
Royce Premier Fund	1,000.00	1,178.46	11.75	1,000.00	1,014.42	10.87	2.14%
Royce Total Return Fund	1,000.00	1,169.78	11.92	1,000.00	1,014.22	11.07	2.18%
Royce Heritage Fund[3]	1,000.00	1,145.30	13.09	1,000.00	1,013.01	12.28	2.42%
Royce Opportunity Fund	1,000.00	1,203.89	12.94	1,000.00	1,013.46	11.82	2.33%
Royce Special Equity Fund	1,000.00	1,144.85	11.79	1,000.00	1,014.22	11.07	2.18%
Royce Value Fund	1,000.00	1,172.82	12.60	1,000.00	1,013.61	11.67	2.30%
Royce Value Plus Fund	1,000.00	1,173.91	13.10	1,000.00	1,013.16	12.13	2.39%
Royce Global Value Fund	1,000.00	1,111.02	12.98	1,000.00	1,012.91	12.38	2.44%

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	1,213.32	4.41	1,000.00	1,021.22	4.02	0.79%
Royce Premier Fund	1,000.00	1,185.15	5.34	1,000.00	1,020.32	4.94	0.97%
Royce Low-Priced Stock Fund	1,000.00	1,144.41	6.59	1,000.00	1,019.06	6.21	1.22%
Royce Total Return Fund	1,000.00	1,176.43	5.54	1,000.00	1,020.11	5.14	1.01%
Royce Opportunity Fund	1,000.00	1,211.79	5.74	1,000.00	1,020.01	5.24	1.03%
Royce Special Equity Fund	1,000.00	1,152.02	5.48	1,000.00	1,020.11	5.14	1.01%
Royce Value Fund	1,000.00	1,179.59	5.71	1,000.00	1,019.96	5.30	1.04%
Royce Value Plus Fund	1,000.00	1,181.53	5.83	1,000.00	1,019.86	5.40	1.06%
Royce Dividend Value Fund	1,000.00	1,182.19	5.72	1,000.00	1,019.96	5.30	1.04%
Royce Special Equity Multi-Cap Fund	1,000.00	1,158.29	5.66	1,000.00	1,019.96	5.30	1.04%

W Class

Royce Premier Fund	1,000.00	1,184.18	6.06	1,000.00	1,019.66	5.60	1.10%
Royce Total Return Fund	1,000.00	1,175.89	6.42	1,000.00	1,019.31	5.96	1.17%

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,208.49	8.85	1,000.00	1,017.19	8.08	1.59%
Royce Premier Fund	1,000.00	1,180.06	9.78	1,000.00	1,016.23	9.05	1.78%
Royce Low-Priced Stock Fund	1,000.00	1,140.36	9.93	1,000.00	1,015.93	9.35	1.84%
Royce Total Return Fund	1,000.00	1,172.66	9.75	1,000.00	1,016.23	9.05	1.78%
Royce Heritage Fund	1,000.00	1,149.29	9.97	1,000.00	1,015.93	9.35	1.84%
Royce Opportunity Fund	1,000.00	1,206.60	10.23	1,000.00	1,015.93	9.35	1.84%
Royce Value Fund	1,000.00	1,175.25	10.20	1,000.00	1,015.83	9.45	1.86%
Royce Value Plus Fund	1,000.00	1,177.47	10.10	1,000.00	1,015.93	9.35	1.84%
Royce 100 Fund	1,000.00	1,181.32	10.12	1,000.00	1,015.93	9.35	1.84%
Royce Global Value Fund	1,000.00	1,113.79	10.60	1,000.00	1,015.17	10.11	1.99%

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,210.68	7.69	1,000.00	1,018.25	7.02	1.38%
Royce Premier Fund	1,000.00	1,180.71	8.96	1,000.00	1,016.99	8.29	1.63%
Royce Low-Priced Stock Fund	1,000.00	1,141.87	8.58	1,000.00	1,017.19	8.08	1.59%
Royce Total Return Fund	1,000.00	1,174.19	8.38	1,000.00	1,017.49	7.78	1.53%
Royce Heritage Fund	1,000.00	1,150.30	8.62	1,000.00	1,017.19	8.08	1.59%
Royce Opportunity Fund	1,000.00	1,209.18	8.19	1,000.00	1,017.80	7.48	1.47%
Royce Value Fund	1,000.00	1,176.37	9.16	1,000.00	1,016.79	8.49	1.67%
Royce Value Plus Fund	1,000.00	1,178.44	8.73	1,000.00	1,017.19	8.08	1.59%
Royce 100 Fund	1,000.00	1,181.74	8.74	1,000.00	1,017.19	8.08	1.59%
Royce Global Value Fund	1,000.00	1,115.36	9.28	1,000.00	1,016.43	8.84	1.74%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2013 Annual Report to Shareholders | 131

Federal Tax Information

In January 2014, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2013.

2013 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Pennsylvania Mutual Fund	100.00%	N/A	85.00%	$314,540
Royce Micro-Cap Fund	100.00%	N/A	100.00%	59,823
Royce Premier Fund	N/A	N/A	N/A	723,053
Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	238,479
Royce Total Return Fund	100.00%	N/A	71.82%	418,194
Royce Heritage Fund	61.09%	N/A	27.58%	34,727
Royce Opportunity Fund	21.38%	N/A	100.00%	245,625
Royce Special Equity Fund	100.00%	N/A	100.00%	284,543
Royce Value Fund	37.20%	N/A	27.76%	37,209
Royce Value Plus Fund	100.00%	N/A	100.00%	99,365
Royce 100 Fund	100.00%	N/A	100.00%	39,652
Royce Dividend Value Fund	79.12%	N/A	42.86%	27,540
Royce Global Value Fund	100.00%	N/A	0.00%	–
Royce International Smaller-Companies Fund	89.52%	N/A	0.00%	1,431
Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	8,107

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
For the year ended December 31, 2013, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:
		Net Foreign
	Net Foreign	Source Income	Foreign	Foreign
Fund	Source Income	Per Share	Tax	Tax Per Share
Royce Global Value Fund	$2,302,765	$0.1338	$638,532	$0.0371
Royce International Smaller-Companies Fund	583,564	0.1960	68,814	0.0231

132 | The Royce Funds 2013 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Vice President
Age: 55 | Number of Funds Overseen: 34 | Tenure: Since September 2013
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Trustee
Age: 65 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 71 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; and Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2013 Annual Report to Shareholders | 133

Results of Shareholder Meeting

TRF Shareholder Meeting Results Rider
At a Special Meeting of Shareholders held on September 26, 2013, the Funds’ shareholders elected eight Trustees, consisting of the following:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	1,255,647,085	15,877,503

W. Whitney George	1,256,250,821	15,273,767

Patricia W. Chadwick	1,257,215,461	14,309,127

Richard M. Galkin	1,255,002,808	16,521,780

Stephen L. Isaacs	1,255,174,877	16,349,712

Arthur S. Mehlman	1,255,230,246	16,294,342

David L. Meister	1,254,852,641	16,671,948

G. Peter O’Brien	1,256,368,727	15,155,862

134 | The Royce Funds 2013 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock index option prices. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Global Value and International Smaller-Companies Funds, 35% of Heritage, Low-Priced Stock, and Micro-Cap Funds, 10% of Opportunity Fund, and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

The Royce Funds 2013 Annual Report to Shareholders | 135

2013 In Quotes

Things turn out best for people who make the best of the way things turn out. - John Wooden

Points to Ponder

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
- Brian Rodgers, Barron’s, January 26, 2013

While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
- Michael Mauboussin, Morningstar Advisor, April/May 2013

Solid companies selling at depressed prices have consistently helped generations of the world’s most successful investors preserve capital, minimize risk, and achieve long-term, market-trampling returns.
- Rex Moore, The Motley Fool, May 24, 2013

Over the long term, while there is no perfect predictor, the only factor that has decent predictive power is, “What price am I paying against fundamentals?”
- Cliff Asness, Barron’s, August 31, 2013

In Absolute Agreement

It’s not during up years that great investment track records are made.
- Charles de Vaulx, International Value Advisers, The Art of Value Investing

Most risk management is really just advanced contingency planning and disciplining yourself to realize that, given enough time, very low probability events not only can happen, but they absolutely will happen.
- Lloyd Blankfein, CNBC, July 25, 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak-to-trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
- Leon Cooperman, Barron’s, May 18, 2013

We are different from most fund managers in how we think about risk. To most managers, and most fund evaluation services, risk is defined either as volatility of returns or deviation from the S&P returns. We define risk as losing money.
- Bill Nygren, Oakmark Funds Third Quarter 2013 Report

Adopt simple rules and stick to them.
- Benjamin Graham

Cocktail Conversation

Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing — it is speculating.
- Barton Biggs, Diary of a Hedgehog

There are two elephants in the room that no one wants to talk about: inflation and higher rates.
- David Winters, Barron’s, March 23, 2013

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
- Longleaf Partners Fund, First Quarter 2013 Report

Value investing works because it is contrary to naïve strategies of other investors, which include extrapolating past earnings growth too far into the future and assuming that a well-run company will always be a good investment, regardless of price.
- Josef Lakonishok, Institutional Investor, May 12, 2013

Markets can remain irrational a lot longer than you and I can remain solvent.
- John Maynard Keynes

Timeless Tidbits

Incompetence is the disease of idiots. Overconfidence is the mistake of experts… Incompetence irritates me. Overconfidence terrifies me.
- Malcolm Gladwell

There are more fools among buyers than among sellers.
- Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
- Ayn Rand

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

136 | This page is not part of the 2013 Annual Report to Shareholders

It’s a Small World

Co-Chief Investment Officer and Managing Director Francis Gannon looks at the geographic sources of small-cap revenues and discusses Royce’s expansion into international investing.

There have always been generalizations about the economy and the stock market. Many possess a degree of truth, but at least an equal number are just as often exaggerated, misunderstood, or just plain wrong. This is particularly true when it comes to the small-cap asset class. Considering the barrage of macro headlines that have affected global stock markets over the last several years, we thought it would be worthwhile to once again examine the state of international small-caps and the effect of international revenues on recent small-cap performance.

   These issues interest us for two related reasons: Many of the cyclical sectors in which we routinely find bargains that we like—industrials, information technology, energy, and materials—often derive a sizable chunk of their respective revenues from outside the U.S. We also have been expanding our activities in non-U.S. investing over the last several years. All of this makes the state of international investing particularly interesting to us.

   Earlier in 2013, some observers claimed that because many companies in the small-cap Russell 2000 Index are more closely tied to domestic growth, the index was able to hold an advantage over its large-cap counterparts. (This advantage held true for the year as a whole—small-cap led the domestic indexes, and all had higher returns than their non-U.S. counterparts.) The argument developed the idea that greater stateside focus benefited smaller companies particularly earlier this year when investors were worried about economic growth in Europe and Asia.

   2013’s results notwithstanding, others see a greater focus on the U.S. as a potential disadvantage, believing that the typically higher percentage of domestically generated revenue for small companies may keep them from enjoying the benefits of faster-growing foreign economies.

   We examine the source of revenues for each company that we look at, though we are only concerned with their geographic origin if our analysis suggests that location is a potential threat to their sustainability. However, we suspect that the weighted average percentage of revenue being generated outside of the U.S. for many of our portfolios that invest primarily in U.S. smaller companies would be greater than that of the Russell 2000.

   This is in large part a matter of what we choose to own versus what we do not—a clear benefit of active management in our view. For example, we are generally underweight, or do not own, utilities, real estate investment trusts, and small banks, all of which make up a good-sized portion of the Russell 2000 and generate most of their income domestically. At the same time, we have greater exposure to more cyclical areas of the market that are more closely tied to the global economy, such as information technology, industrials, materials, and energy.

   Over the last 15 years, we have expanded our search for undervalued companies by moving beyond our borders. Our initial forays into international investing generally involved companies headquartered abroad that had a strong U.S. presence. We then began to expand our scope to include companies with sizable operations outside the U.S. Our commitment to international investing is rooted in the Royce tradition aiming to capitalize on market inefficiencies to generate strong absolute returns while actively managing risk.

   In addition, we embrace the idea that quality is a global concept that transcends borders. The same attributes that we seek in smaller U.S. companies—strong balance sheets, an established record of profitability, high returns on invested capital, and the ability to generate free cash flow—can be found in international businesses. This is why investing in non-U.S. companies has become an important part of our asset management efforts.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.
This page is not part of the 2013 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $39 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 22 portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $200 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Select Fund I

Royce Select Fund II

Royce Enterprise Select Fund

Royce Opportunity Select Fund

Royce Micro-Cap Discovery Fund

Royce Financial Services Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

Royce European Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

www.roycefunds.com

www.roycefunds.com

GET THE LATEST INSIGHTS AND NEWS ON THE ROYCE FUNDS

DISCOVER TWO NEW WAYS TO VIEW FUND PERFORMANCE

Chuck on Royce
A new feature on roycefunds.com that brings you closer to Chuck’s thoughts on the small-cap market, value investing, and our company culture.

eDelivery Saves! Sign Up Now.
eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online.
> www.roycefunds.com/edelivery
[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

Stay Informed
Follow us on Twitter, watch us on YouTube, subscribe to our RSS feed, and sign up for our monthly eWord newsletter to stay up to date on the latest from The Royce Funds.
www.twitter.com/roycefunds
www.youtube.com/roycefunds
www.roycefunds.com/eword

This page is not part of the 2013 Annual Report to Shareholders

Table of Contents

Annual Review

Fund Guide	2

Portfolio Characteristics	4

Performance and Expenses	5

Letter to Our Shareholders	6

2013: In Quotes	91

Postscript: It’s a Small World	Inside Back Cover

Annual Report to Shareholders	13

This page is not part of the 2013 Annual Report to Shareholders | 1

Royce Fund Guide

Value-Oriented Small-Cap Offerings Tailored to Specific Investor Needs

INVESTMENT UNIVERSE BREAKDOWN[1]

The size and diversity of the small-company universe make it a unique and fertile area for investment. For 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class, used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs, and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings.

Market Cap
The smaller company universe consists of more than 3,900[1] publicly traded companies in the U.S. (and more than 22,600[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting the universe into two markets is critical because, in our experience, each requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices, but our portfolios also possess important differences that make each one unique.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap portfolios tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Broadly Diversified Portfolios
A broadly diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Focused Portfolios
A focused portfolio at Royce is one that either (i) generally invests in no more than 100 companies and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

[1] Reuters as of 12/31/13

The Royce Funds, other than Royce Special Equity Multi-Cap Fund, invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

2 | This page is not part of the 2013 Annual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Fund Guide allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes—within the context of our two key differentiators, namely market cap and portfolio approach. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are the Royce Funds included in this Annual Report, arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

This page is not part of the 2013 Annual Report to Shareholders | 3

Portfolio Characteristics	Through December 31, 2013

		Longevity	Average		2013	% of
		of Fund	Market	Number of	Turnover	Non-U.S.
Fund	Portfolio Manager(s)	(in years)	Cap[1]	Holdings	Rate	Securities

Royce Select Fund I	Lauren Romeo	15	$2,373	74	56%	9.4%

Royce Select Fund II	Jim Harvey	8	795	92	159	63.0 [2]

Royce Enterprise Select Fund	Steven McBoyle	6	4,283	64	154	3.2

Royce Opportunity Select Fund	Bill Hench	3	794	109	129	5.9 [2]

Royce Financial Services Fund	Chuck Royce	10	2,310	94	23	33.2

Royce Micro-Cap Discovery Fund	George Necakov, Jim Harvey	10	446	89	81	2.1

Royce SMid-Cap Value Fund	Steven McBoyle, Whitney George	6	3,847	49	31	27.2

Royce Focus Value Fund	George Wyper	4	6,710	58	167	18.2

Royce Partners Fund	Chuck Royce	4	3,016	62	53	30.0

Royce European Smaller-Companies Fund	David Nadel, Mark Rayner	7	1,190	77	53	93.7

Royce Global Dividend Value Fund	Chuck Royce	3	1,117	147	82	81.0

Royce International Micro-Cap Fund	Jim Harvey, Dilip Badlani	3	412	124	103	94.0

Royce International Premier Fund	David Nadel	3	1,653	50	51	94.2

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Long positions only.

4 | This page is not part of the 2013 Annual Report to Shareholders

Performance and Expenses	Through December 31, 2013

						Since	Gross Annual	Net Annual
					Since	Inception	Operating	Operating
Fund	1-Year	3-Year	5-Year	10-Year	Inception	Date	Expenses	Expenses

Royce Select Fund I	25.99%	11.35%	17.89%	10.99%	14.18%	11/18/98	1.15%	1.15%

Royce Select Fund II	23.51	6.51	19.48	n.a.	8.27	6/30/05	3.08	1.60

Royce Enterprise Select Fund	28.68	14.43	16.68	n.a.	8.01	9/28/07	3.86	1.24

Royce Opportunity Select Fund	44.61	17.43	n.a.	n.a.	24.98	8/31/10	2.67	1.38

Royce Micro-Cap Discovery Fund	35.29	10.89	15.48	5.81	7.02	10/3/03	2.94	1.49

Royce Financial Services Fund	42.00	14.99	18.94	8.97	8.97	12/31/03	1.96	1.58

Royce SMid-Cap Value Fund	22.91	7.86	15.27	n.a.	6.02	9/28/07	1.90	1.35

Royce Focus Value Fund	23.77	5.19	n.a.	n.a.	16.03	2/27/09	1.91	1.21

Royce Partners Fund	32.22	12.14	n.a.	n.a.	15.16	4/27/09	4.70	1.22

Royce European Smaller-Companies Fund	20.83	6.03	20.51	n.a.	4.73	12/29/06	2.16	1.72

Royce Global Dividend Value Fund	15.78	6.28	n.a.	n.a.	6.28	12/31/10	2.87	1.70

Royce International Micro-Cap Fund	18.95	1.98	n.a.	n.a.	1.98	12/31/10	3.97	1.76

Royce International Premier Fund	18.31	6.72	n.a.	n.a.	6.72	12/31/10	3.54	1.69

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce Select II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.20% for Royce Focus Value and Partners Funds; 1.49% for Royce Micro-Cap Discovery and Financial Services Funds; and 1.69% for Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds through April 30, 2014, at or below: 1.24% for Royce Enterprise Select and Opportunity Select Funds; and 1.49% for Royce Select Fund II through April 30, 2015, at or below: 1.99% for Royce Select Fund II, Enterprise Select, Opportunity Select, Micro-Cap Discovery, Focus Value, Partners, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select I, Select II, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy a security sold short at a time when the security has appreciated in value. Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Distributor: Royce Fund Services, Inc.

This page is not part of the 2013 Annual Report to Shareholders | 5

Charles M. Royce, President

In addition to staying on top of the
performance of The Royce Funds,
we also regularly review returns for
the major indexes, especially those
that invest mostly or exclusively in
small-cap stocks. Each month, we also
carefully look over long-term results
on an annualized basis. For the period
ended December 31, 2013, the returns
both for our portfolios and for the
small-cap Russell 2000 Index were
of particular interest to us. (These
results can be found on page 7.)

Seen from the perspective of long-term
market history, we think the
results look improbable, even absurd,
and certainly counterintuitive. We
have always been fond of the idea
that a healthy target for absolute
long-term returns should be low-
to-mid double digits. So what does
it mean when these results are in
the range of the high teens to the
mid-twenties? Did we and others
do something different or unusually
smart to achieve these results?

Continued on page 8...
Letter to Our Shareholders
“Everybody Had a Good Year”
2013 will enter the annals of history as one of the stock market’s better years. Not only were there healthy double-digit returns for all of the major U.S. indexes, but there were also no major corrections along the way. The closest the market came to a bearish phase was during the second quarter, when the rate on the 10-year Treasury began to rise off its calendar-year low in early May, mostly as a result of talk that the Federal Reserve would begin to reduce its $85 billion monthly bond-buying program. The Fed’s intentions to taper, made official by an announcement in June, then sent markets across the globe into a tailspin, while the 10-year Treasury rate mostly kept rising. (From its low on May 2 through the end of the year, it climbed more than 83%.) Yet by mid-summer, all or most of this seemed to be forgotten. Share prices climbed more or less uninterruptedly into December, where a couple of unsettled weeks in the middle of the month failed to put a Scrooge-like face on returns. Stocks quietly rallied through the last weeks of the year, making the fourth quarter as solidly bullish as the first and third.
     The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013. Here at home, investors had to cope with the sequester, the government shutdown, questions about Fed policy, and who would succeed Federal Reserve Chairman Ben Bernanke. Outside the U.S., it was not much quieter. There was economic uncertainty in Europe, China, and Brazil, among other places, unrest in the Mideast, and a significant, still-brewing political scandal in Turkey. Yet none of these things, taken alone or in concert, possessed enough force to slow the pace of the rally. Even murmurings later in the year about overvalued stocks and a market bubble gave investors little pause.

6 | This page is not part of the 2013 Annual Report to Shareholders

The rally seemed to gain strength from the notion that the U.S. economy was finally entering a faster, more historically typical expansion after five years of slow and uncertain growth. This would be more than welcome news. Consider for a moment how strange and singular our present situation is. The economy has received unprecedented levels of federal stimulus in the form of both quantitative easing and historically low interest rates even as the economy has looked strong enough to stand more firmly on its own for more than a year. However, we still face stubbornly high, only slowly declining unemployment, still-stagnant levels of demand, and lower consumer confidence. On the other hand, we have robust housing and auto sales, record corporate revenues, and companies sitting on piles of cash. This complicated economic picture is set against the political background of a falling federal deficit, a national healthcare plan that refuses to be anything less than wildly controversial, and a culture in Washington so dysfunctional that it now plays like a bleak tragicomedy worthy of Samuel Beckett. (Or at least it would if politicians weren’t so verbose.) All of this makes the question of what happens next even harder to answer than it would be in more sanguine times. Resisting the temptation to prognosticate at length on larger matters, we’ll say only that we agree with the consensus that the economy is indeed growing faster and stronger. For reasons we’ll detail later, we also think this is good news both for small-cap stocks and our own disciplined approach to stock selection.

The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013.
     As measured by the Russell 2000 Index, the small-cap market has been on a remarkable run since the bottom in March 2009. However, there were a number of notable twists prior to last year’s mostly smooth ascent. The three years prior to 2013 all exhibited a similar performance pattern in the first half of the year. During 2010, 2011, and 2012, the opening quarter extended a bull run that had gotten underway no later than the previous year’s fourth quarter. These gains were then eroded to varying degrees by a bearish second quarter, with the market starting to reverse course in April, making it indeed the cruelest month. The motive force behind each reversal was macro oriented—recurring fears about the uneasy state of the U.S., Chinese, and/or developed European economies. (The persistence of macro factors influencing sell-offs at the expense of company fundamentals was the most troubling element to us.) In 2010 and 2012, the third quarter saw a resumption of rising stock prices, while in 2011 the third quarter was the year’s worst—political dithering in Europe and contention in the U.S. exacerbating the economic and fiscal concerns. The fourth quarter was positive for small-caps in all three years (as it was in 2009), though in 2011 its gains were not enough to keep the major indexes from finishing the year in the red.
     This pattern is worth mentioning because we saw a more muted version of it play out in 2013. The critical difference was that initially rattled investors recovered their confidence in equities before the second quarter had ended and before quarterly returns turned negative.
Small-caps were once again leaders in
what was a magnificent year for equities.
For the full year, the Russell 2000
(+38.8%) and the tech-centric Nasdaq
Composite (+38.3%) outpaced the large-cap
Russell 1000 (+33.1%) and S&P 500
(+32.4%) Indexes.

This page is not part of the 2013 Annual Report to Shareholders | 7

We suspect that the answer is both a
lot simpler and less flattering to our
stock-picking acumen. The high five-year
returns are in part a consequence
of the market’s recent strength
(especially in 2013) and, more
important, the result of dropping
some unusually bad results from the
fourth quarter of 2008—the onset
of the Financial Crisis. The five-year
average annual total return for the
Russell 2000 as of December 31, 2012
was 3.6% (+19.1% on a cumulative
basis). Yet when we fast-forward to
the end of December 2013, we see
the five-year return for the Russell
2000 jump to 20.1% (+149.7% on a
cumulative basis).

Most of the time, a five-year
period would capture a variety of
experiences, perhaps an entire market
cycle or two. But occasionally it does
not, and the result is a distortion
springing from an uncommonly
steady, mostly bullish period. So as
wonderful as they are, it seems clear
to us that the five-year returns for
several mutual funds, indexes, and
ETFs are simply too good to last.
Markets simply do not move
up forever, or even for several
years in a row.

Continued on page 10...

Letter to Our Shareholders

This suggests perhaps not so much a new-found confidence as it does a steadier sense of conviction. With the economy improving and our fiscal situation increasingly more manageable, investors appear to be seeing the value of staying invested. We see this as one of several encouraging signs for active management as we enter 2014. It makes sense to us that longer investment horizons will lead larger numbers of investors to higher-quality companies.

“Everybody Saw the Sunshine”
Small-caps were once again leaders in what was a magnificent year for equities. For the full year, the Russell 2000 (+38.8%) and the tech-centric Nasdaq Composite (+38.3%) outpaced the large-cap Russell 1000 (+33.1%) and S&P 500 (+32.4%) Indexes. The Russell 2000 enjoyed its best calendar-year performance since 2003. 2013 was also the best since 1995 for the Russell 1000, since 1997 for the S&P 500, and since 2009 for the Nasdaq Composite. The latter index, however, has not yet topped the high it made back on March 10, 2000. By contrast, the small-cap index, the Russell 1000, and the S&P 500 all established new highs on the last day of 2013. It was also the first year since 1996 in which the Russell 2000 posted positive returns in all four quarters.
     After a strong first half, in which all the major domestic indexes were positive both through the end of June and for the more volatile second quarter, both small-cap and large-cap stocks sailed through the rest of the year. As it did in the second quarter, the Nasdaq led in the third, up an impressive 10.8% compared to a 10.2% gain for the Russell 2000 and respective increases of 5.2% and 6.0% for the S&P 500 and Russell 1000. As mentioned, December saw a brief squall of volatility, though fourth-quarter results for all four indexes wound up solidly positive. The Nasdaq marked its third consecutive quarter of market leadership, advancing 10.7% for the fourth quarter versus 8.7% for the Russell 2000 Index, 10.2% for the Russell 1000, and 10.5% for the S&P 500. It was also notable that from the 10-year Treasury yield low of 1.66% on May 2, 2013 through the end of the year small-caps were strong. The Russell 2000 gained 25.0% during this period versus respective gains of 17.9% and 17.4% for the Russell 1000 and S&P 500. (The 10-year yield finished 2013 at 3.04%.)
     Outside the U.S., life was generally less bullish in 2013. Most non-U.S. indexes finished behind their stateside cousins in the first quarter and were in the red for the second. Results improved significantly in the second half, with European indexes turning in conspicuously high returns. For the third quarter, the Russell Global ex-U.S. Small Cap Index advanced 10.7% while the Russell Global ex-U.S. Large Cap Index increased 10.4%. The indexes also ended the year on a high note. For the fourth quarter, the Russell Global ex-U.S. Small Cap rose 4.0% while the Russell Global ex-U.S. Large Cap was up 5.0%. Calendar-year results were solid, though each index lagged its domestic peers. For 2013, the Russell Global ex-U.S. Small Cap Index climbed 17.2% while its large-cap sibling gained 16.1%.
     The Russell Microcap Index posted impressive results for both the third (+11.6%) and fourth (+10.3%) quarters of 2013. This second-half strength helped the micro-cap

8 | This page is not part of the 2013 Annual Report to Shareholders index achieve an eye-catching 45.6% return for the calendar year. Results for both the second half and full year were not quite as robust for mid-cap stocks, as measured by the Russell Midcap Index, though they were more than respectable on an absolute basis. For the third quarter, the mid-cap index advanced 7.7% before rising 8.4% in the fourth, leading to a terrific 34.8% return for the full year.

Fixing a Hole
For the most part, calendar-year returns for those Funds in this Annual Review and Report left us with mixed emotions. We were pleased, for the most part, with the Funds’ absolute results. However, most underperformed on a relative basis. The four noteworthy exceptions were Royce Opportunity Select, Financial Services, International Micro-Cap, and International Premier Funds, each of which outpaced their respective benchmarks in 2013. Results for the remaining nine portfolios ranged more widely, from those with more-than-respectable absolute results—Royce Micro-Cap Discovery and Partners Funds—to those that were solid but disappointing owing to the spread between them and their respective benchmarks—Royce Select Fund II, Enterprise Select, SMid-Cap Value, Focus Value, European Smaller-Companies, and Global Dividend Value Funds.

Along with the onset of tapering, rising
rates—though still historically low on an
absolute basis—strongly suggest to us that
we are moving closer, if at times by fits and
starts, to a stock market that will reward
quality businesses, especially those poised to
benefit from a healthy, growing economy.

     Our disciplined, risk-averse approach has often left us looking up at benchmarks during dynamic bull markets. In a more historically typical market cycle, 2013’s results would have given us less to explain or complain about. But these calendar-year results came after several portfolios underperformed their benchmarks in 2012 and 2011. The last three years, then, have left us increasingly frustrated, even as the reasons behind these underperformances are clear. Small-cap companies with high returns on invested capital (ROIC) and low-debt balance sheets have, as a group, underperformed their more leveraged counterparts. In addition, more economically sensitive cyclical sectors, including Energy, Industrials, Materials, and Information Technology have trailed more defensive areas (such as Utilities) and less conservatively capitalized, higher-yielding vehicles (e.g., REITs and MLPs) where we have little if any exposure. Over the last several years, we have found many of what we think are highly attractive opportunities in cyclical sectors and/or in companies with strong balance sheets and high ROIC. Most have had only limited participation in the rally that began in March 2009. There have also been industries, such as precious metals & mining, that did very well in the initial phase of the recovery following the Financial Crisis before they began to correct sharply in 2011 and are yet to recover. So while nearly all sectors and industries across all asset classes did well in 2013, companies with many of the qualities that we look for have not yet led for long. Our approach leads us to conservatively capitalized companies with high ROIC and strong cash flow characteristics, among other attributes. Investors have still not gravitated to these kinds of companies in comparatively large numbers. However, it’s worth mentioning that many quality small-cap companies did very well on an absolute basis in 2013, particularly in the year’s last eight months.

This page is not part of the 2013 Annual Report to Shareholders | 9

We believe in reversion to the mean;
the cyclical nature of markets is
very real to us. Of course, we do not
pretend to know how to time market
cycles. All we know is that at some
point, the current cycle will change.
No one knows exactly when or to what
degree, but it will shift. This helps to
explain why we think it’s important
to never get too excited during bullish
phases like the current period, just as
we believe investors should not get
too upset during corrections.

Markets are always changing.
We work hard to be prepared for
these changes, which is why we use
volatility and falling share prices to
our advantage. Related to this is the
idea of rotation. We cannot say for
sure what part of the equity market
will lead next—we are obviously
hoping that it’s high quality—but
it’s clear that a move will come. So
we do not expect five-year returns to
remain this robust, but we are still
enthusiastic about the potential for
small-cap returns.

Continued on page 12...
Letter to Our Shareholders
2013 TOTAL RETURNS FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES
As of 12/31/13

Let It Be
There have also been signs over the last year and a half that this leadership pattern is beginning to change. Two dates stand out to us as significant. The first was June 4, 2012, that year’s domestic small-cap low. From that year’s small-cap low through the end of December 2012, investors showed a preference for companies with those quality characteristics mentioned earlier at the expense of high-yield vehicles, highly leveraged stocks, and explosive growth stories. (This helps to explain why many of our portfolios outpaced their benchmarks in the final half of 2012.) Unfortunately, this quality rally was short lived, petering out early in the first quarter of 2013. But we saw it as a significant step in the right direction. After all, we have been arguing for some time now that many quality stocks underperformed over the last several years because the Fed’s zero-interest-rate policies and multiple rounds of quantitative easing led to an outsized hunger for high yield and too few consequences for businesses carrying a lot of debt. This in turn led to a comparative neglect of companies with

10 | This page is not part of the 2013 Annual Report to Shareholders more pristine balance sheets and those with steady, but lower, dividends. We have also insisted, however, that these advantages have largely played themselves out in the context of a strengthening economy.
     So it probably comes as no surprise that our second important date is the May 2, 2013 low for the 10-year Treasury yield, which marked the beginning of a rising interest-rate environment. Along with the onset of tapering, rising rates—though still historically low on an absolute basis—strongly suggest to us that we are moving closer, if at times by fits and starts, to a stock market that will reward quality businesses, especially those poised to benefit from a healthy, growing economy. In addition to the mini-rally in 2012, we saw improved results for many cyclical companies in the second half of 2013, especially compared to more defensive sectors. We have also seen a recovery in M&A and IPO activity. Most important, there have been increased levels of overall business activity, evidenced by the final revision of third-quarter GDP, which leaped from 3.6% to 4.1%.

We’ve Got a Feeling
Of course, considering where we have been over the last five-plus, even 13-plus, years, it seems fair to ask what a return to an “Old Normal” would look like in the market. Our sense is that small-caps are not on a collision course with a sustained decline or a catastrophic correction such as we saw in late 2008-early 2009. It seems more likely to us that the market will undergo a series of small corrections that will slow the current breakneck pace of returns. From our perspective, this would be part of the larger
In our position as bottom-up stock pickers,
we have always thought less about markets
and indexes than we do about stocks and
businesses. As has always been the case,
our daily work focuses squarely on finding
what we think are great companies at
attractive prices.

This page is not part of the 2013 Annual Report to Shareholders | 11

Equally important, we have always
thought that any evaluation of
returns must be both long-term
and multi-dimensional in order to
measure more accurately what is
being accomplished. For example,
rolling returns are an excellent tool
to examine mutual fund performance.
It allows us to look at returns over
multiple time periods and to gauge
the experience of investors who enter
the market at different points of time.
We always try to keep in mind the
following maxim: If the number looks
too high, it probably is.

normalization process affecting the economy and the financial markets. Corrections are a fact of life, and we have not seen one in more than a year. So there will be some pullback, but we believe it will be manageable, at least for those of us with a disciplined, long-term approach.
     As of this writing, the Russell 2000 Index may have hit, or may be nearing, another peak. Nonetheless, we see opportunity in our chosen asset class. So while the index as a whole looked overvalued to us at year-end, the primary selection universe for our domestic small-cap portfolios is much wider than the Russell 2000. It encompasses more than 4,000 companies with market caps up to $2.5 billion; we are also active in mid-cap stocks, a segment where the market caps fall between $2.5 billion and $5 billion. This area provides more than 400 additional names. Finally, there is the vast international space, where we have been finding a number of potential opportunities over the last several years. Indeed, no small-cap index, including the Russell 2000, takes in the full measure of small-cap valuations or offers the most appropriate selection space. In these days of ETFs and strong relative results for index-based investing, we think the enormous breadth of the small-cap world has been forgotten to some degree. In our position as bottom-up stock pickers, we have always thought less about markets and indexes than we do about stocks and businesses. As has always been the case, our daily work focuses squarely on finding what we think are great companies at attractive prices. Our goal remains strong absolute returns over long-term periods. We cannot say for sure when conservatively capitalized, well-managed, and fundamentally sound businesses might assume market leadership. However, we are confident that they will in the not-too-distant future as the expanding economy leads investors to focus once more on fundamentals, particularly those that reveal high quality.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2013

12 | This page is not part of the 2013 Annual Report to Shareholders

The Royce Funds 2013 Annual Report to Shareholders | 13

Royce Select Fund I

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			18.06%

One-Year			25.99

Three-Year			11.35

Five-Year			17.89

10-Year			10.99

15-Year			13.72

Since Inception (11/18/98)			14.18

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2013	26.0%	2005	10.9%

2012	13.7	2004	19.1

2011	-3.6	2003	48.7

2010	18.2	2002	-15.8

2009	39.6	2001	24.5

2008	-25.9	2000	15.0

2007	10.7	1999	35.4

2006	15.0

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			3.4%

Unit Corporation			3.2

Federated Investors Cl. B			2.8

MKS Instruments			2.6

Minerals Technologies			2.4

Lazard Cl. A			2.3

Techne Corporation			2.1

Reliance Steel & Aluminum			2.0

Innospec			1.9

Nanometrics			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.2%

Industrials			20.6

Energy			13.1

Financials			9.7

Consumer Discretionary			9.1

Health Care			8.8

Materials			7.7

Consumer Staples			1.6

Miscellaneous			4.0

Cash and Cash Equivalents			4.2

Manager’s Discussion
By the end of 2013, we were still a bit vexed by the performance of Royce Select Fund I (RS1), its strong absolute result notwithstanding. Still, the Fund’s 2013 showing was not entirely surprising considering its disciplined value approach, which has historically produced better relative results in flat or down markets than in the almost uninterrupted bull run of 2013. The Fund gained 26.0% for the calendar year, trailing its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period.
     The Fund’s strong second half of 2012, a period in which it beat its benchmark (+10.6% versus +7.2%), inspired our confidence that the kind of stocks that we favor—those with strong balance sheets, high returns on invested capital, and the ability to generate free cash flow, many in cyclical sectors—were poised for a solid run of market leadership after lagging more defensive areas of the market over the last few years. This was not the case, however, as 2013 saw a resurgence from those same defensive areas. And while the performance of several Fund holdings in cyclical sectors picked up nicely in the second half of 2013, their improved performance was not enough to vault the Fund past its benchmark for the calendar year.
     As was the case in the previous three calendar years, the opening quarter of 2013 was highly bullish, especially for micro-, small-, and mid-cap stocks. The Fund performed solidly on an absolute basis in this period, though it lagged the Russell 2000. RS1 was up 7.3% compared to 12.4% for the small-cap index in the first quarter. RS1 then fell further behind its benchmark in the far more volatile second quarter, which was disappointing—our disciplined approach has historically helped the Fund to weather down and/or volatile periods more effectively, typically by losing less than its benchmark. In the second quarter, however, RS1 fell 0.5% versus a 3.1% gain for the Russell 2000. We were pleased to see the Fund rebound in the third quarter, which was a more bullish phase like the first quarter. Investors had plenty to digest between the end of March and early July: rising interest rates—the 10-year Treasury yield hit a 2013 low on May 2—less-than-encouraging news out of China and other important developing economies, and the Fed’s initially vague promise in June that it would begin to taper its monthly bond-buying program by some amount at some point later in the year. Indeed, investors were uncommonly sanguine through much of 2013. Good contrarians that we are, this new-found serenity was cause for a bit of worry on our part, though we were pleased

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Helmerich & Payne	1.42%

Oil States International	1.22

Jazz Pharmaceuticals	1.03

Lazard Cl. A	0.94

Minerals Technologies	0.90

1 Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in performance shown above. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

14 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

with third-quarter results on an absolute basis—the Fund advanced 8.6% versus 10.2% for the Russell 2000. RS1’s fourth-quarter results were strong on both an absolute and relative basis, with the Fund even with the small-cap index, both increasing 8.7%. RS1 also held a performance advantage over its benchmark for longer-term periods, outpacing the Russell 2000 for the 10-year, 15-year, and since inception (11/18/98) periods ended December 31, 2013. The Fund’s average annual total return since inception was 14.2%.
     Each of the Fund’s equity sectors contributed to performance in 2013, led by Industrials and Information Technology. Net losses at the industry and position level were modest. Major Drilling Group International provides contract drilling services for the metals industry. Slumping demand for gold drilling services, which accounts for about 50% of the firm’s revenues, and other minerals such as iron ore sped its stock-price decline, as did the drop in commodities prices. In some cases miners cancelled or scaled back their exploration plans, which resulted in excess contract drilling capacity and pricing pressure. After buying shares in the first quarter, we reduced our position between May and October. Intrepid Potash mines and markets potash for fertilizer. The breakup of one of the two key global potash marketing consortia—it remained to be seen at year-end whether the breakup was permanent or temporary—was a major driver in the more than 25% drop in potash prices in 2013. Another significant factor was the 2013 bumper crop in corn and wheat here in the U.S., which increased the likelihood of lower fertilizer application in 2014 as farmers face lower farm income and may plant less acreage. We finished selling our position in August.
     Helmerich & Payne provides contract drilling of oil and gas wells in the Gulf of Mexico and South America and also operates land and platform rigs. The company continued to leverage its technological leadership in the drilling rig business into market share gains as E&P (exploration & production) companies upgrade their fleets to improve drilling efficiencies and lower their total well costs. Based in Houston, Oil States International provides products and services to oil and gas companies. Its share price skyrocketed at the end of April on news that activist shareholders were asking the company’s management to create a REIT from its oilfield accommodation business. We think that management unlocked significant shareholder value through its decision to spin off its accommodations business, sell its energy pipe distribution segment, and increase its share repurchase program. We took gains throughout the year.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Intrepid Potash	-0.55%

Major Drilling Group International	-0.53

TGS-NOPEC Geophysical	-0.46

Myriad Genetics	-0.39

American Eagle Outfitters	-0.24

[1] Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$47 million

Number of Holdings	74

Turnover Rate	56%

Average Market Capitalization[1]	$2,373 million

Weighted Average P/E Ratio[2,3]	21.5x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	86.4%

Non-U.S. Investments (% of Net Assets)	9.4%

Symbol	RYSFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average.This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS1	0.97	18.74

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class) with at least five years of history.

The Fund produced lower volatility than the Russell 2000 and 75% of small-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 15

Royce Select Fund II

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			16.11%

One-Year			23.51

Three-Year			6.51

Five-Year			19.48

Since Inception (6/30/05)			8.27

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.08%

Net Operating Expenses			1.60

[1] Not Annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2013	23.5%	2009	66.6%

2012	13.8	2008	-33.4

2011	-14.0	2007	-5.5

2010	21.0	2006	19.8

TOP 10 LONG POSITIONS % of Net Assets

Computer Task Group			2.6%

TGS-NOPEC Geophysical			2.2

Television Broadcasts			2.2

Nautilus			2.2

Invacare Corporation			2.0

Acacia Research			2.0

Signet Jewelers			1.9

Global Mediacom			1.9

Littelfuse			1.9

Blue Label Telecoms			1.9

SHORT POSITIONS % of Net Assets

VelocityShares Daily Inverse VIX Short-Term ETN			-3.0%

iShares Micro-Cap ETF			-1.8

Buffalo Wild Wings			-1.2

iShares 20+ Year Treasury Bond ETF			-1.1

Vipshop Holdings ADR			-0.7

Middleby Corporation			-0.5

Direxion Daily Financial Bear 3X Shares			-0.3

Pandora Media			-0.1

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Consumer Discretionary			29.9%

Information Technology			24.4

Industrials			19.0

Financials			8.2

Consumer Staples			5.7

Materials			4.2

Health Care			4.0

Energy			3.0

Telecommunication Services			0.0

Miscellaneous			4.7

Cash and Cash Equivalents			-3.1

[1] Long positions only

Manager’s Discussion
The calendar-year return for Royce Select Fund II (RS2) tracked its long-only global benchmark much more closely than it did the long-only domestic small-cap index that we also use to compare its performance. RS2 increased 23.5% in 2013. This result narrowly trailed the 24.8% calendar-year gain for its global benchmark, the Russell Global Small Cap Index, while considerably lagging the 38.8% advance of the Russell 2000 Index in 2013. RS2’s expanding number of investments headquartered or trading outside the U.S. did not serve it well in 2013, but we believe that the Fund is well positioned for a more widespread economic recovery in the years to come. Since May 1, 2011, RS2 has had the ability to invest at least 80% of its net assets in the stocks of U.S. and/or non-U.S. companies with market capitalizations up to $5 billion. At year-end, the Fund had close to 60% of its net assets invested in foreign stocks, with the bulk invested in companies headquartered in Japan, Canada, and Hong Kong. Given RS2’s portfolio composition through much of the year, it was not surprising that its performance matched more closely with its global benchmark for most of the year.
     The first quarter of 2013 was bullish, but it was again led by more defensive sectors and industries. RS2 was up 5.9% in the first quarter, trailing both the Russell 2000, which climbed 12.4%, and the global small-cap index, which advanced 8.6%. The second quarter brought a wave of volatility, more uncertainty, and enough variation in sector, industry, and company results to rekindle our hopes that the long period of close correlation and higher returns for lower-quality businesses was drawing to a close. While the Fund fell further behind the Russell 2000 between the beginning of April and the end of June, it outpaced its small-cap global benchmark over the same period. For the second quarter, the Fund finished with a slight gain of 0.4% versus a 3.1% gain for the Russell 2000 and a loss of 1.7% for the Russell Global Small Cap Index. Much of the portfolio’s net losses in the second quarter came from holdings in the metals & mining group.
     Resembling the dynamic first quarter, the third quarter saw a furious rally. For the quarter, RS2 matched the Russell 2000’s 10.2% advance but narrowly missed the Russell Global Small Cap’s 10.5% return. European stocks led in this period, followed by U.S. small-caps. The fourth quarter saw a more subdued pace, as well as a brief run of volatility in mid-December. RS2 gained 5.4% in the year’s closing quarter versus the Russell 2000’s 8.7% increase and the Russell Global Small Cap’s 5.8% gain. The Fund outperformed the Russell Global Small Cap for the five-year

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

E-House China Holdings ADR	1.71%

Astronics Corporation	1.25

Bankrate	1.23

Amira Nature Foods	0.94

Sarin Technologies	0.94

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short, acquired fund fees and expenses, and interest expense of borrowing, at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

16 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

and since inception (6/30/05) periods ended December 31, 2013 while narrowly trailing the Russell 2000 for the since inception period (+8.3% versus +8.7%).
     Seven of the Fund’s nine sectors finished 2013 with net gains. Information Technology, RS2’s second-largest sector at year-end, led by a wide margin, though Industrials, Consumer Discretionary, and Financials also turned in solid contributions. The Fund’s biggest net-gaining position was E-House China Holdings, a real estate services company based in Shanghai, China. Its shares soared in the second half of the year following Chinese President Xi Jinping’s announcement in September that the government was committed to fixing the country’s fundamental economic troubles. We reduced our position in 2013. Based in East Aurora, NY, Astronics Corporation makes advanced high-performance lighting, electrical power, and automated test systems for the global aerospace & defense industries. We began trimming our position in February after record first-quarter earnings helped its share price to soar. It followed those impressive results with another record quarter as well as some acquisitions later in the year that investors seemed to like. Its stock price rose more or less steadily through 2013. By November we had sold the last of our shares. Bankrate aggregates and distributes personal finance content on the Internet and owns several financial services websites and lead generation properties. Its stock price cruised upward due to improved EPS (earnings per share) and better-than-expected guidance. We sold our shares in July and October.
     Daphne International Holdings is a Chinese footwear maker and retailer that sells Aerosole shoes in China. The overall slowdown in the Chinese economy has taken its toll on Daphne’s business as lower levels of consumer spending led to a decline in sales and revenues. We like its management and market position, both of which gave us the confidence to build our position significantly as its share price slipped. We also added shares of Acacia Research, a Newport, CA-based patent licensing company that has recently been embroiled in lawsuits with tech giant Microsoft. Two consecutive quarterly losses did little to attract investors in 2013. Three precious metals related holdings were carryovers from the “Good Ideas at the Time” list from the first half of 2013. These positions, like the industry as a whole, could not escape the negative impact on revenue and stock prices of the respective 36% and 28% drops in silver and gold prices in 2013. In July, we sold our shares of Hochschild Mining while also parting ways with the Market Vectors Junior Gold Miners ETF. We chose to add shares of Sprott, a Canadian investment management company that has been in business since 1981 and has expertise in natural resource and commodity-based investing. We felt confident that it could benefit from an eventual recovery in commodity prices.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Daphne International Holdings	-1.32%

Acacia Research	-0.85

Hochschild Mining	-0.81

Market Vectors Junior Gold Miners ETF	-0.77

Sprott	-0.46

[1] Net of dividends

ROYCE SELECT FUND II VS. RUSSELL 2000 AND RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	92

Turnover Rate	159%

Average Market Capitalization[1,4]	$795 million

Weighted Average P/E Ratio[2,3,4]	15.8x

Weighted Average P/B Ratio[2,4]	2.0x

Symbol	RSFDX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes ETF’s and companies with zero or negative earnings (9% of portfolio holdings as of 12/31/13).
[4] Long Positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS2	0.99	19.99

Russell 2000	0.98	20.93

Category Median	1.04	20.17

Best Quartile Breakpoint	1.14	19.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 357 small-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2000 on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 50% of small-cap objective funds, as shown by its standard deviation.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States		40.1%

Japan		12.9

Canada		7.0

Hong Kong		6.8

China		4.3

Singapore		4.2

Indonesia		3.7

Brazil		3.6

United Kingdom		3.4

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 17

Royce Enterprise Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			15.42%

One-Year			28.68

Three-Year			14.43

Five-Year			16.68

Since Inception (9/28/07)			8.01

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.86%

Net Operating Expenses			1.24

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2013	28.7%	2010	17.2%

2012	15.7	2009	23.1

2011	0.7	2008	-25.5

TOP 10 POSITIONS % of Net Assets

Thor Industries			3.1%

DENTSPLY International			2.4

AVX Corporation			2.2

Curtiss-Wright			2.2

ManpowerGroup			2.2

Kennedy-Wilson Holdings			2.1

Mohawk Industries			2.1

Copart			2.1

EnerSys			2.0

iShares 1-3 Year Treasury Bond ETF			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			21.5%

Consumer Discretionary			16.0

Information Technology			13.6

Health Care			5.6

Materials			5.1

Financials			4.8

Energy			2.8

Utilities			1.7

Miscellaneous			1.7

Government Bonds			1.9

Cash and Cash Equivalents			25.3

Manager’s Discussion
It might not be obvious by looking only at its calendar-year return, but we were not entirely pleased with the 2013 performance of Royce Enterprise Select Fund (RSS). The Fund turned in a solid performance on an absolute level, but it fell short of its small- and mid-cap benchmark. The Fund rose 28.7% in 2013, lagging the Russell 2500 Index, which increased 36.8% for the same period.
     RSS trailed in three of the year’s four quarters. So while the Fund took part in the year’s dynamic bull market, its participation was limited, which, considering our disciplined value approach, was not a disappointment in itself—only the degree to which it finished behind the Russell 2500 left us frustrated. We were pleased, however, that the Fund outpaced its benchmark in the year’s most challenging quarter. The first two quarters of 2013 were similar to the comparable periods in the three preceding years. During the bullish first quarter, RSS gained 8.3% and fell behind the streaking Russell 2500, which advanced 12.9%. When markets turned more volatile in the second quarter—giving us the year’s only hint of a correction—RSS advanced 2.9%, edging past its benchmark, which rose 2.3%. Challenges for China, unrest in developing nations such as Turkey and Brazil, a sharp rise in the 10-year Treasury rate during May and June, and word from the Fed that it would slow the pace of bond purchases at the end of 2013 all worried investors, primarily during April and June. However, unlike in 2011 and 2012, the domestic equity markets ultimately handled this news well in 2013. Perhaps the most convincing sign that in 2013 investors were able to shrug off potentially disturbing macro developments in 2013 was the strong showing for stocks in the third quarter, a period in which the Fund gained 7.7% compared to a 9.1% increase for its benchmark. The fourth quarter was only slightly less bullish— mid-December proving somewhat volatile—but returns remained solidly positive. RSS was up 7.2% in the year’s last three months compared to 8.7% for the Russell 2500.
     We launched the Fund in September 2007, just two months after a historic peak for U.S. small-caps and near the onset of the Financial Crisis of 2008-09. The Fund has thus seen its fair share of market volatility. We remain encouraged, the relative disappointment of 2013 notwithstanding, that our vigilance with regard to risk and consistent focus on what we think are quality companies with high internal rates of return and strong balance sheets can help RSS’s relative results going forward. The Fund was even with the Russell 2500 for the since inception (9/28/07) period ended December 31, 2013, each gaining 8.0%.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Methode Electronics	1.55%

Western Digital	1.48

Towers Watson & Company Cl. A	1.39

ManpowerGroup	1.33

Thor Industries	1.20

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than interest expense on borrowings, at or below 1.24% through April 30, 2015 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

18 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review
     All but one of RSS’s nine equity sectors finished the year in the black. Industrials led by a considerable margin while Consumer Discretionary and Information Technology also posted strong net gains. The electronic equipment, instruments & components group and professional services companies (from the Industrials sector) were the top contributing industries in 2013. Methode Electronics, the Fund’s top net gainer, manufactures electronic components primarily for the automotive industry. It also makes components for non-automotive uses. Over the years, Methode has undergone a transformation from a commodity component vendor to a patented, highly engineered product company, particularly in automotive components. This transformation was helped by the recovery of the auto industry. The resulting improvement in margins helped its share price to rev up in 2013, leading us to take gains. Hard disk drive maker Western Digital is one of two firms that dominate disk drive production worldwide. Its core business, which involves solutions for the collection, storage, management, and protection of digital content, has long interested us. The company made several savvy acquisitions in 2013, including Virident, sTec, and VeloBit. These moves made Western a stronger player in both the hard disk drive and flash technology markets, in addition to its growing presence in cloud storage technology. Although we reduced our position, it was the Fund’s fifteenth-largest holding at year-end.
     Net losses at the position level were comparably minor. Myriad Genetics detracted most from performance for the period. The company performs molecular diagnostic tests, specializing in genetic testing for cancer (it’s also a market leader in the breast cancer gene tests). The company faced several headwinds in 2013: reimbursement change concerns from payers, a Supreme Court decision in June that held that human genes cannot be patented, and new competition in the breast cancer gene testing market. This led its stock to fall, though the company retained its patents on certain genetic testing processes. While we think that the quality of its predictive tests remains the industry’s gold standard, reimbursement issues remained unresolved entering 2014, which influenced the decision to sell our shares in October. We also parted ways with specialty chemicals and performance materials company Cabot Corporation in the spring following an earnings miss.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Myriad Genetics	-0.57%

Cabot Corporation	-0.32

Ascena Retail Group	-0.12

Pan American Silver	-0.12

Pason Systems	-0.07

[1] Net of dividends

ROYCE ENTERPRISE SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3 million

Number of Holdings	64

Turnover Rate	154%

Average Market Capitalization[1]	$4,283 million

Weighted Average P/E Ratio[2,3]	20.6x

Weighted Average P/B Ratio[2]	2.6x

U.S. Investments (% of Net Assets)	71.5%

Non-U.S. Investments (% of Net Assets)	3.2%

Symbol	RMISX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSS	1.14	14.38

Russell 2500	1.11	19.58

Category Median	1.12	18.26

Best Decile Breakpoint	1.29	15.85

[1] Five years ended 12/31/13. Category Median and Best Decile Breakpoint based on 315 mid-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2500 and performed within the top 50% of mid-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2500 and 90% of mid-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 19

Royce Opportunity Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			22.68%

One-Year			44.61

Three-Year			17.43

Since Inception (8/31/10)			24.98

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.67%

Net Operating Expenses			1.38

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROS	Year	ROS

2013	44.6%	2011	-17.1%

2012	35.1

TOP 10 LONG POSITIONS % of Net Assets

Extreme Networks			2.3%

M.D.C. Holdings			2.2

Kennedy-Wilson Holdings			2.2

Independent Bank Group			2.1

JetBlue Airways			2.0

Air Lease Cl. A			2.0

Orient-Express Hotels Cl. A			1.9

Swift Energy			1.7

Kratos Defense & Security Solutions			1.7

Quanex Building Products			1.7

TOP 10 SHORT POSITIONS % of Net Assets

Vitamin Shoppe			-0.9%

Lithia Motors Cl. A			-0.6

Lumber Liquidators Holdings			-0.6

Fiesta Restaurant Group			-0.5

Life Time Fitness			-0.5

Fresh Market (The)			-0.5

Trex Company			-0.5

Dr Pepper Snapple Group			-0.4

SeaWorld Entertainment			-0.4

Fleetmatics Group			-0.4

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			28.2%

Industrials			22.4

Consumer Discretionary			13.1

Financials			11.4

Energy			10.0

Materials			6.8

Health Care			1.7

Miscellaneous			5.0

Cash and Cash Equivalents			1.4

[1] Long positions only

Manager’s Discussion
In 2013, Royce Opportunity Select Fund (ROS) continued to be a happy exception in a now three-year period of challenging times for active management in the small-cap space. The Fund gained 44.6% in 2013, outpacing its small-cap benchmark, the Russell 2000 Index, which was up 38.8% for the same period. ROS’s calendar-year result formed part of a longer-term trend of outstanding absolute and relative returns.
     Small-caps made a fast start to the year, which marked the return to market leadership of more defensive sectors and high-yielding equities at the expense of cyclical areas across most asset classes. The Fund managed the transition well, though it lagged its benchmark, gaining 11.5% versus 12.4% for the small-cap index. This bull phase was in contrast to the second half of 2012, which saw much-improved results from higher-quality companies—that is, those with higher returns on invested capital. Yet the Fund managed very well in both market phases.
     Volatility returned to the markets in the form of a bearish April that gave way to a bullish May, while June was already proving to be a volatile month when the Fed announced on the 19th that it would likely begin to taper its bond-buying program later this year. Along with a fast-rising rate on the 10-year Treasury, underwhelming news out of China, and growing unrest in the developing world, the global markets swooned, though most domestic indexes were recovering by the end of the month. The Fund fared well in this more uncertain environment, rising 5.7% for the second quarter, ahead of the Russell 2000’s 3.1% increase. The third quarter saw a resumption of the red-hot pace of the first. The Fed signaled that tapering would be very gradual and in any case would not be starting for a few months, and the U.S. economy continued to expand, although at a slower pace than most of us would prefer. In this more placid climate, ROS stayed ahead of the Russell 2000, gaining 11.5% in the third quarter while the small-cap index was up 10.2%. The market’s pace slowed a bit in the fourth quarter as more volatility arrived in December. The Fund maintained its edge, beating the Russell 2000 with a gain of 10.0% compared to 8.7% for the benchmark.
     We were very pleased with ROS’s sterling results over recent calendar year and market cycle periods on both an absolute and relative basis. The Fund outperformed the Russell 2000 for the one- and three-year/since inception (8/31/10) periods ended December 31, 2013. ROS’s average annual total return for the three-year/since inception period was 25.0%.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

SunEdison	2.55%

Radian Group	1.98

SunPower Corporation	1.73

BofI Holding	1.69

Quiksilver	1.49

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowing, at or below 1.24% through April 30, 2015 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

20 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     Information Technology led all sectors by a comfortable margin, though Financials also posted substantial net gains followed in turn by the Industrials and Consumer Discretionary areas. The strength of tech holdings was in part the result of the sector’s substantial overweight in the Fund throughout 2013. The portfolio holds several technology businesses that we think are just beginning to recover, though several in the semiconductor & semiconductor equipment industry enjoyed robust results in 2013. Two of ROS’s top three net contributors came from this group, though the market’s interest in each company had more to do with their respective roles in the red-hot solar energy industry. We reduced our position in both stocks as their respective share prices moved past our sell targets. SunPower Corporation manufactures high-performance solar electric equipment. SunEdison produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. In spite of fears that reduced government subsidies would derail growth, the demand for solar technology shows no signs of cooling off. Many lesser-quality players have either exited the business or lost market share. Technological efficiency has improved, which has helped bring down costs, while China in 2013 called for a five-fold increase in installed solar capacity.
     Radian Group provides financial guarantee insurance. Its services allow people to buy homes more quickly (often with smaller down payments), protect lenders against loan default, and lower the costs of mortgage origination and servicing. The housing industry’s rebound, as well as a decline in the number of defaults, helped its business to grow. We took gains through much of the first half and began selling again in November. BofI Holdings saw its web-based banking services in both the consumer and commercial markets in high demand. We liked its long-term prospects, but its soaring stock price convinced us to sell off our position. A volatile stock price allowed us to buy shares of Quiksilver in 2013 when its valuation was more to our liking. The company produces and distributes clothing and accessories under its own brand name as well as DC, Roxy, and Hawk Skateboarding. It has seen uneven revenue growth—down in the U.S., rising in developing markets—and is not yet profitable. It has made moves in that direction, however, and we like its prospects in a strengthening economy.
     Weaker earnings hurt results for Walter Energy, which produces metallurgical coal. Prices fell in the wake of slack demand in China. We sold our shares when the company’s efforts to refinance its debt looked a bit murky. We also parted ways with dry shipping business Genco Shipping & Trading after its shares began to suffer in the wake of debt finance concerns.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Walter Energy	-1.43%

Genco Shipping & Trading	-0.81

Mindspeed Technologies	-0.64

Molycorp	-0.34

CIBER	-0.32

[1] Net of dividends

ROYCE OPPORTUNITY SELECT FUND VS. RUSSELL 2000 Value of $10,000 Invested on 8/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$17 million

Number of Holdings	109

Turnover Rate	129%

Average Market Capitalization[1,3]	$794 million

Weighted Average P/B Ratio[2,3]	1.6x

U.S. Investments[3] (% of Net Assets)	92.7%

Non-U.S. Investments[3] (% of Net Assets)	5.9%

Symbol	ROSFX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] Long positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROS	0.91	19.75

Russell 2000	0.96	16.68

Category Median	0.96	16.52

Best Quartile Breakpoint	1.06	15.60

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (oldest class) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 21

Royce Micro-Cap Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			20.54%

One-Year			35.29

Three-Year			10.89

Five-Year			15.48

10-Year			5.81

Since Inception (10/3/03)			7.02

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.94%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2013	35.3%	2008	-35.1%

2012	3.1	2007	-7.4

2011	-2.2	2006	16.8

2010	19.6	2005	7.6

2009	25.9	2004	13.3

TOP 10 POSITIONS % of Net Assets

Standard Motor Products			2.3%

Computer Task Group			2.3

Comtech Telecommunications			2.2

Lifetime Brands			2.0

Alamo Group			2.0

Miller Industries			1.9

National HealthCare			1.9

Capella Education			1.8

Invacare Corporation			1.7

John B. Sanfilippo & Son			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.1%

Industrials			16.1

Consumer Discretionary			14.8

Health Care			12.0

Materials			6.9

Financials			6.8

Consumer Staples			5.6

Energy			5.5

Telecommunication Services			1.4

Miscellaneous			4.8

Cash and Cash Equivalents			5.0

Managers’ Discussion
Royce Micro-Cap Discovery Fund (RDF) gained 35.3% in 2013, trailing both its benchmark, the Russell Microcap Index, which was up 45.6%, and the small-cap Russell 2000 Index, which advanced 38.8% for the same period. So while RDF’s results were more than respectable on an absolute basis, its relative results were disappointing. The bulk of the Fund’s relative disadvantage for the calendar year was solidified during the highly bullish first quarter. This dynamic upswing followed a solid third quarter and more volatile fourth quarter in 2012. RDF posted a solid result on an absolute basis even as its relative performance fell short. For the first quarter, the Fund gained 8.2% versus 12.6% for its benchmark and 12.4% for the small-cap index.
     The second quarter brought more volatility and lower returns for equities across the board. Markets all over the world convulsed late in June following the announcement by Fed Chairman Bernanke that the central bank would consider tapering the pace of monthly bond purchases later in the year—a promise made good on in December. Along with less-than-stellar news out of China, Brazil, Turkey, and Europe, stocks fell precipitously for several sessions before beginning to find their feet again. The upshot was a rougher quarter for stocks, though the U.S. fared better on the whole than foreign markets. RDF was up 3.7% for the second quarter, which was a mixed performance on a relative basis—the Russell Microcap rose 5.1% while the small-cap index advanced 3.1% for the same period.
     The third quarter saw investors shaking off these potentially worrisome developments, and the market quickly resumed the feverish pace established earlier in the year. The Fund participated, advancing 8.4% while the micro-cap index climbed 11.6% and the small-cap index increased 10.2%. Although December brought a small wave of volatility, the fourth quarter also saw strong results for equities as a whole, and micro-caps in particular. RDF outpaced both indexes in the year’s final frame, rising 11.3% in the fourth quarter compared to respective gains of 10.3% and 8.7% for the Russell Microcap and Russell 2000 Indexes. Longer-term results were less encouraging as the Fund lagged both indexes for the three-, five-, 10-year, and since inception (10/3/03) periods ended December 31, 2013.
     During RDF’s stock selection process, we seek micro-cap companies with the same high-quality features found in most other Royce-run portfolios—strong balance sheets, high returns on invested capital, and positive cash flow. However, what differentiates the Fund is the use of a

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

PC Connection	1.42%

Capella Education	1.31

Alamo Group	1.23

Standard Motor Products	1.13

Obagi Medical Products	1.01

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2014 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

22 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

proprietary quantitative screening model, which has been in place for more than a decade, that attempts to enhance the discovery of micro-cap companies exhibiting certain key characteristics. We believe that this complementary tool provides us with an invaluable starting point to perform traditional fundamental analysis. It identifies micro-cap companies with certain qualities that we find attractive in a business, particularly those characteristics that Royce has enjoyed success with throughout our more than 40-year history of applying bottom up, fundamental analysis to small-cap stocks. The model combs through an extensive amount of data in an effort to capture three key attributes—valuation, profitability, and earnings yield. The managers then evaluate the effectiveness and appropriate weightings for each of these three attributes.
     Information Technology and Industrials led all of the Fund’s sectors, each of which finished 2013 in the black. Consumer Discretionary, Health Care, Materials, and Financials also posted notable net gains. Net losses at the industry level were few and minimal while strong contributions came from machinery stocks, health care equipment & supplies businesses, and insurance companies. At the individual position level, net losses were comparatively modest. We sold our shares in Canadian silver producer Endeavour Silver in August. Precious metals miners endured an awful year in 2013, faced with commodity price weakness and increased mine operating costs. Texas-based energy producer and explorer VAALCO Energy stumbled with a fiscal fourth-quarter earnings miss, rising costs, lower energy prices, and a stalled project in Angola, all of which affected margins and kept its stock price slumping. Still confident in its long-term potential, we increased our position with small buys in February and March.
     Four of the Fund’s top contributors for the year were also top positions at the end of December. (The exception was Obagi Medical Products, which was acquired in April by Valeant Pharmaceuticals.) We took gains in PC Connection at various points during the year. The company provides a full range of information technology (IT) solutions to business, government, and educational customers. Its growing business, solid earnings, and steady dividends, as well as a tech-friendlier market, appeared to give a boost to its share price. It was RDF’s twelfth-largest holding at year-end. Capella Education benefited from a rebound in the for-profit education business as well as its own revenue and enrollment growth. Automotive parts maker Standard Motor Products enjoyed revenue growth (primarily via acquisitions) and strong cash flows while also experiencing ongoing growth in the auto aftermarket business. Alamo Group manufactures and distributes heavy duty, tractor-mounted mowing and vegetation maintenance equipment and replacement parts. Increased demand for industrial infrastructure companies helped it to achieve record revenues for its fiscal third quarter.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Endeavour Silver	-0.43%

VAALCO Energy	-0.36

TransGlobe Energy	-0.35

PhotoMedex	-0.34

Nevsun Resources	-0.30

[1] Net of dividends

ROYCE MICRO-CAP DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6 million

Number of Holdings	89

Turnover Rate	81%

Average Market Capitalization[1]	$446 million

Weighted Average P/E Ratio[2,3]	16.6x

Weighted Average P/B Ratio[2]	1.6x

U.S. Investments (% of Net Assets)	92.9%

Non-U.S. Investments (% of Net Assets)	2.1%

Symbol	RYDFX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDF	0.80	20.76

Russell Microcap	0.98	22.07

Category Median	1.07	21.09

Best Quartile Breakpoint	1.15	20.04

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 18 micro-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell Microcap and 50% of micro-cap objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 23

Royce Financial Services Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			19.44%

One-Year			42.00

Three-Year			14.99

Five-Year			18.94

10-Year			8.97

Since Inception (12/31/03)			8.97

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.96%

Net Operating Expenses			1.58

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2013	42.0%	2008	-35.4%

2012	20.7	2007	-4.7

2011	-11.3	2006	24.8

2010	18.5	2005	12.2

2009	32.1	2004	15.1

TOP 10 POSITIONS % of Net Assets

Sprott			2.0%

Greenlight Capital Re Cl. A			1.9

KKR & Co. L.P.			1.9

Ashmore Group			1.7

Towers Watson & Co. Cl. A			1.7

RLI Corp.			1.7

Thomas Cook (India)			1.7

Lazard Cl. A			1.6

Moody’s Corporation			1.6

Value Partners Group			1.6

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Capital Markets			44.5%

Diversified Financial Services			11.2

Insurance			7.7

Commercial Banks			3.7

IT Services			2.7

Professional Services			2.4

Software			2.0

Real Estate Management & Development			1.9

Hotel, Restaurants & Leisure			1.7

Trading Companies & Distributors			1.0

Consumer Finance			0.8

Media			0.7

Closed-End Funds			0.6

Miscellaneous			1.2

Cash and Cash Equivalents			17.9

Manager’s Discussion
Royce Financial Services Fund (RFS) continued its run of strong absolute and relative results with a terrific showing in 2013. The Fund gained 42.0% in 2013, outpacing its benchmarks, the small-cap Russell 2000 Index, which rose 38.8%, and the Russell 2500 Financial Services Index, which advanced 30.4% for the same period. The first quarter was a mostly consistent bull phase, with domestic share prices showing strength across all asset classes in the form of double-digit returns for most major U.S. indexes. The Fund fully participated in the good times, rising 14.2% versus respective gains of 12.4% for the Russell 2000 and 14.0% for the financial services component of the Russell 2500. This marked the third consecutive quarter in which RFS achieved positive quarterly performance and beat both its benchmark and the financial services companies in the Russell 2500.
     The second quarter saw the Fund go four-for-four. This was a far more volatile period than the year’s first quarter, somewhat similar to 2012’s second and fourth quarters. The period between the beginning of April and the end of June saw underwhelming economic news from China (along with credit issues and the threat of an overheated real estate market), fresh attempts at fiscal stimulus in Japan, unrest—and plunging markets—in Turkey and Brazil, a spike in the 10-year Treasury note between mid-May and mid-June, and word from the Federal Reserve that it would likely begin to taper the pace of its bond purchase program later in the year. All of this was enough to send financial markets into a brief frenzy of selling, especially outside the U.S. Indeed, the major domestic equity indexes stabilized and finished the quarter in the black. RFS wound up the second quarter with a gain of 4.1% compared to respective advances of 3.1% and 1.3% for the Russell 2000 and Russell 2500 Financial Services Index.
     The third quarter saw a return to the red-hot pace of the first. The Fed signaled that tapering would occur gradually (it got off to a modest, barely noticeable start in December), while the U.S. economy continued to expand. In this more hospitable climate, RFS slipped behind one index while staying well ahead of the other. The Fund increased 8.3% in the third quarter while the Russell 2000 was up 10.2% and the financial services component of the Russell 2500 gained 4.0%. The market’s pace slowed a bit in the fourth quarter as December saw more volatility. RFS reasserted its advantage, its 10.3% increase beating both the Russell 2000 (+8.7%) and the Russell 2500 Financial Services Index (+8.6%). The Fund also outpaced the latter index for the three-, five-, and 10-year/since inception (12/31/03) periods ended December 31, 2013. RFS

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

WisdomTree Investments	2.46%

Apollo Global Management LLC Cl. A	2.08

Regional Management	1.39

Artisan Partners Asset Management	1.35

Towers Watson & Company Cl. A	1.31

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/ or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

24 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

lagged the Russell 2000 for these periods, though not by much. Average annual total returns for the three-year (+15.0% versus +15.7%), five-year (+18.9% versus +20.1%), and 10-year/since inception (+9.0% versus +9.1%) periods were quite close. We have been pleased with the Fund’s performance and very happy that it marked its first full decade at the end of 2013.
     The portfolio’s substantial overweight in capital markets was a net positive for the year. The industry was more than well represented among RFS’s top contributors, where it accounted for three of the Fund’s five best performers, as well as eight of its top 10 and 13 of its top 20. The Fund’s top-two contributors for the year were holdovers from the first half. WisdomTree Investments is an asset management company that primarily sponsors ETFs (exchange traded funds). Robust inflows and strong product line growth helped to attract investors to its stock. With its price on the rise, we trimmed our position, though it was the Fund’s twenty-third-largest holding at the end of the year. New York City-based Apollo Global Management, RFS’s fifteenth-largest position, offers alternative asset and other investment management services including private equity, credit, and real estate funds. We like its core business, dividend, solid earnings history, and positive cash flows and were content to hold our shares as its earnings remained solid.
     Net losses at the position level were scant and modest. The Fund’s most significant detractor for the calendar year was Sprott, a Canadian investment management company with a history dating back to 1981. The firm saw its share price decline as assets and fees declined, in large part the result of its significant exposure to the precious metals mining and energy industries, both of which suffered through much of the year. The former industry was especially hard hit, unable to escape the negative impact on revenue and stock prices of the respective 36% and 28% drops in silver and gold prices. We more than quintupled our position in Sprott in 2013, confident that this well-managed firm with long-term asset management expertise, particularly in natural resources investments, can right the ship. It was RFS’s largest holding at year-end. Similar issues plagued U.S. Global Investors, a boutique registered investment advisory firm specializing in natural resources and emerging markets, two poor-performing areas of the market in 2013. It reported a net loss in August for fiscal 2013 as assets and revenues declined. We increased our position more than four-fold in the calendar year while other investors were fleeing the stock. Our confidence was bolstered by management’s decisions to exit the money market fund business, streamline costs, and reposition their products and services to focus on what the firm does best. It was the Fund’s twenty-fourth largest holding at the end of December.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Sprott	-0.73%

U.S. Global Investors Cl. A	-0.17

Xoom Corporation	-0.10

Novation Company	-0.10

Citadel Capital	-0.10

[1] Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL 2000 AND RUSSELL 2500 FINANCIAL SERVICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$48 million

Number of Holdings	94

Turnover Rate	23%

Average Market Capitalization[1]	$2,310 million

Weighted Average P/E Ratio[2,3]	18.1x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	48.9%

Non-U.S. Investments (% of Net Assets)	33.2%

Symbol	RYFSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFS	0.95	20.39

Russell 2000	0.98	20.93

Category Median	0.79	21.79

Best Quartile Breakpoint	0.91	19.64

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 27 financial services objective funds (oldest class only) with at least five years of history.

The Fund performed within the top 25% of financial services objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2000 and 50% of financial services objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 25

Royce SMid-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.27%

One-Year			22.91

Three-Year			7.86

Five-Year			15.27

Since Inception (9/28/07)			6.02

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.90%

Net Operating Expenses			1.35

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2013	22.9%	2010	26.0%

2012	15.4	2009	28.7

2011	-11.6	2008	-29.3

TOP 10 POSITIONS % of Net Assets

Western Digital			4.7%

Helmerich & Payne			4.3

Jacobs Engineering Group			4.0

Reliance Steel & Aluminum			3.9

Thor Industries			3.8

Semperit AG Holding			3.2

Kennedy-Wilson Holdings			3.1

Valmont Industries			3.0

Westlake Chemical			3.0

Signet Jewelers			3.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			16.9%

Information Technology			16.0

Financials			15.8

Materials			15.2

Consumer Discretionary			11.4

Energy			11.3

Health Care			4.9

Consumer Staples			1.1

Cash and Cash Equivalents			7.4

Managers’ Discussion
We were not happy with the calendar-year return for Royce SMid-Cap Value Fund (RSV). While the Fund posted a decent performance on an absolute level, it fell far short of its small- and mid-cap benchmark. The Fund rose 22.9% in 2013, lagging the Russell 2500 Index, which increased 36.8% for the same period.
     RSV was behind its benchmark in each of the year’s four quarters, providing only limited participation in the bull market that spanned nearly all of 2013. The bulk of the Fund’s relative disadvantage came in the first quarter, which saw a return to market leadership for those areas of the market with more defensive or high-yielding characteristics. This left the portfolio at a disadvantage from the beginning of the year as our contrarian positioning continued to favor more economically sensitive and cyclical businesses at a time when fears persisted about the general health of the global economy. It was not entirely surprising, then, that RSV got off to a slow start in the year’s dynamic first quarter, managing an increase of only 4.4% compared to the 12.9% advance for its benchmark. This upswing then gave way to more volatility as macro concerns surfaced that stymied both fixed income and equity investors. Credit tightening in China orchestrated by its central bank to address the excessive speculation in the housing market and unchecked lending in its shadow banking industry once again raised important questions about the sustainability of that nation’s remarkable growth rate. Perhaps more significantly, Fed Chairman Ben Bernanke surprised financial markets in June by signaling that the central bank would taper the pace of its monthly bond purchases. A sharp rise in the 10-year Treasury rate during May and June also worried investors.
     What distinguished 2013 from the previous three calendar years was how quickly and easily the domestic equity markets shook off these concerns. Second-quarter returns were clearly more subdued—RSV gained 0.4% in the second quarter versus a 2.3% increase for the Russell 2500—but still positive. The market then resumed its feverish pace in the third quarter, when the Fund advanced 8.8% compared to 9.1% for the Russell 2500. Although a mini-wave of volatility hit the markets in mid-December, the fourth quarter ultimately proved only slightly less bullish than the first and third. RSV gained 7.8% in the year’s final three months versus 8.7% for the Russell 2500.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Western Digital	3.56%

Helmerich & Payne	1.96

Thor Industries	1.50

Jacobs Engineering Group	1.45

Westlake Chemical	1.35

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.35% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

26 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     Six of the portfolio’s eight equity sectors posted net gains for the calendar year. Information Technology led by a sizable margin, followed by a strong contribution from Industrials. Financials and Consumer Discretionary also posted notable net gains. Materials and, to a lesser degree, Health Care were in the red. The former sector is home to the metals & mining group, which housed a disproportionate number of “Good Ideas at the Time”—five of RSV’s 10 largest detractors were precious metals & mining businesses, which were a bright spot for the portfolio in 2010 and the first half of 2011. Most of these companies could not shake off the negative impact on revenue and stock prices of the respective 36% and 28% drops in silver and gold prices in 2013. We sold our shares in Hochschild Mining in December after further declines in its share price and did the same in October with Pretium Resources. We built our stake in Pan American Silver thinking that this well-managed business was better positioned for an eventual turnaround.
     In the Health Care sector we also added to our shares of Myriad Genetics. The company performs molecular diagnostic tests, specializing in genetic testing for cancer (it’s also a market leader in the breast cancer gene tests). The company faced several headwinds in 2013: reimbursement change concerns from payers, a Supreme Court decision in June that held that human genes cannot be patented, and new competition in the breast cancer gene testing market. This led its stock to fall, though the company retained its patents on certain genetic testing processes. While reimbursement issues remained unresolved entering 2014, we think that the quality of its predictive tests remains the industry’s gold standard and that the firm is more than capable of holding onto market share in this important healthcare niche. We also like much of its existing and emergent pipeline of new products and services.
     RSV’s two largest holdings at year-end also topped our list of net-gaining positions. Hard disk drive maker Western Digital is one of two firms that dominate disk drive production worldwide. Its core business, which involves solutions for the collection, storage, management, and protection of digital content, has long interested us. The company made several savvy acquisitions in 2013, including Virident, sTec, and VeloBit. These moves made Western a stronger player in both the hard disk drive and flash technology markets, in addition to its growing presence in cloud storage technology. Helmerich & Payne provides contract drilling of oil and gas wells in the Gulf of Mexico and South America and also operates land and platform rigs. The company continued to leverage its technological leadership in the drilling rig business into market share gains as E&P (exploration & production) companies upgrade their fleets to improve drilling efficiencies and lower their total well costs.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Hochschild Mining	-1.38%

Pan American Silver	-1.03

Pretium Resources	-0.89

Myriad Genetics	-0.79

Sprott	-0.63

[1] Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$12 million

Number of Holdings	49

Turnover Rate	31%

Average Market Capitalization[1]	$3,847 million

Weighted Average P/E Ratio[2,3]	17.4x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	65.4%

Non-U.S. Investments (% of Net Assets)	27.2%

Symbol	RMVSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSV	0.82	19.57

Russell 2500	1.11	19.58

Category Median	1.12	18.26

Best Quartile Breakpoint	1.21	17.06

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 315 mid-cap objective funds (oldest class only) with at least five years of history.
The Fund produced lower volatility than the Russell 2500, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 27

Royce Focus Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			18.54%

One-Year			23.77

Three-Year			5.19

Since Inception (2/27/09)			16.03

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.91%

Net Operating Expenses			1.21

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFV	Year	RFV

2013	23.8%	2011	-13.9%

2012	9.2	2010	15.2

TOP 10 POSITIONS % of Net Assets

Franklin Resources			3.7%

ING U.S.			3.6

Berkshire Hathaway Cl. B			3.5

Valeant Pharmaceuticals International			3.4

Exxon Mobil			3.0

Western Digital			2.9

RigNet			2.7

McGraw Hill Financial			2.6

Kennedy-Wilson Holdings			2.5

Cubist Pharmaceuticals			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			22.9%

Industrials			16.9

Information Technology			16.0

Consumer Discretionary			10.4

Energy			9.9

Materials			8.1

Health Care			7.3

Consumer Staples			3.8

Miscellaneous			1.4

Government Bonds			1.2

Cash and Cash Equivalents			2.1

Manager’s Discussion
Coming off a difficult first half of 2013, Royce Focus Value Fund (RFV) gained a bit of ground to finish off the year, though it was not enough to catch its benchmark. RFV rose 23.8% in 2013 versus 36.8% for its benchmark, the Russell 2500 Index, for the same period. 2013’s result was thus added to a string of disappointing relative performances that date back to 2010. For most of this time, the market has been characterized by closely correlated returns, strong performance for defensive and/or fast-growing stocks, and a distinct preference for higher-yielding vehicles such as REITs, MLPs (master limited partnerships), and fixed-income securities over many equities. Needless to say, when making selections for RFV’s portfolio, we choose to focus instead on small to mid-cap companies with strong balance sheets, high returns on invested capital, and what look to us like compelling valuations.
     2013’s first quarter was a pleasantly, smoothly bullish period for most stocks. The Russell 2500 rose 12.9% in this period while the Fund managed a 2.7% return. This made the task of a strong absolute first-half return, as well as narrowing the gap with the benchmark, more than a little challenging. The Fund fell further behind in the second quarter, fueling our frustration. Negative macro news kept share prices moving in contrasting directions through much of the quarter. Challenges for China, a sharp rise in the 10-year Treasury rate during May and June, and word from the Fed that it would slow the pace of bond purchases at the end of 2013 all worried investors, primarily in April and June. However, unlike in 2011 and 2012, the domestic equity markets ultimately handled this news well in 2013. For the second quarter RFV gained 1.7% while the benchmark advanced 2.3%. Much of the portfolio’s first-half underperformance came from holdings in the metals & mining industry.
     Perhaps the most convincing sign that investors were able to shrug off potentially disturbing macro developments was the generally strong showing for stocks in the third quarter, a period in which RFV advanced 7.0% compared to a 9.1% gain for the Russell 2500. The fourth quarter was less dynamic—and more volatile—than the first and third quarters of the year, but returns were solidly positive. We were pleased that RFV was able to outpace its benchmark during the last three months of the year, increasing 10.8% versus 8.7% for the Russell 2500.
     The Fund lagged the Russell 2500 for the one-, three-year, and since inception (2/27/09) periods ended December 31, 2013. These results were disappointing. So while RFV’s average annual total return since inception of 16.0% was notable from an absolute standpoint, we were not pleased by how much it lagged its benchmark’s 28.0% gain for the same period.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Western Digital	2.91%

eHealth	2.14

Franklin Resources	1.36

CIRCOR International	1.28

Berkshire Hathaway Cl. B	1.25

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.20% through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

28 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

(In May we made changes to the Fund’s portfolio management: George Wyper manages RFV, assisted by Whitney George. George Wyper served as co-manager from 2010 through 2012 while Whitney previously served as co-manager from 2010 through 2012 after serving as the Fund’s primary portfolio manager from 2009 to 2010.)
     Eight of the Fund’s nine sectors made contributions to performance. Financials led by a wide margin, with notable contributions also coming from Industrials and Information Technology. The lone sector to detract from performance was Materials, home to the metals & mining industry. This group accounted for all of RFV’s five largest detractors, as well as six of its top 10 and 11 of its top-20 detractors. The industry endured plummeting revenue and stock prices in light of the respective 36% and 28% drops in silver and gold prices in 2013. We reduced the Fund’s exposure to this industry in 2013, choosing to hold positions only in companies that we believe are well funded, well managed, and situated to benefit when the industry rebounds. We sold our positions in Allied Nevada Gold, Pretium Resources, Newmont Mining, and Fresnillo—four of the Fund’s top detractors from 2013 performance—in the second quarter. We kept some shares in Randgold Resources, though we reduced our position in December.
     Western Digital was both RFV’s top contributor and a top-ten position at year-end. The Irvine, CA-based hard disk drive maker is one of two firms that dominate disk drive production worldwide. Its core business, which involves solutions for the collection, storage, management, and protection of digital content, has long interested us. The company made several savvy acquisitions in 2013, including Virident, sTec, and VeloBit. These moves made Western a stronger player in both the hard disk drive and flash technology markets, in addition to its growing presence in cloud storage technology. eHealth provides online private health insurance services for individuals, families, and small businesses in the U.S. Its shares soared following the announcement in July that the firm had received permission from the U.S. government to enroll customers in subsidized plans offered under the new federal health-care law. We finished selling our shares in October. Franklin Resources is an asset manager that provides investment advisory services to mutual fund, retirement, institutional/separate accounts, and high net worth investors. A rising stock market helped its assets under management to grow and its earnings to recover. It was the Fund’s top holding at year-end. CIRCOR International designs and manufactures specialty valves and fluid control systems. We began trimming our shares late in the year after better-than-expected third-quarter earnings led its stock price to jump significantly.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Allied Nevada Gold	-1.55%

Pretium Resources	-1.12

Newmont Mining	-0.86

Fresnillo	-0.77

Randgold Resources ADR	-0.52

[1] Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$12 million

Number of Holdings	58

Turnover Rate	167%

Average Market Capitalization[1]	$6,710 million

Weighted Average P/E Ratio[2,3]	22.2x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	79.7%

Non-U.S. Investments (% of Net Assets)	18.2%

Symbol	RYFVX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFV	0.37	17.73

Russell 2500	1.03	15.85

Category Median	0.96	15.31

Best Quartile Breakpoint	1.08	14.10

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 340 mid-cap objective funds (oldest class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 29

Royce Partners Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.92%

One-Year			32.22

Three-Year			12.14

Since Inception (4/27/09)			15.16

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			4.70%

Net Operating Expenses			1.22

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PTR	Year	PTR

2013	32.2%	2011	-11.7%

2012	20.7	2010	18.7

TOP 10 POSITIONS % of Net Assets

E-L Financial			2.9%

Value Partners Group			2.3

State Street			2.3

MasterCard Cl. A			2.1

Atrion Corporation			2.1

Ashmore Group			1.9

Towers Watson & Co. Cl. A			1.8

Heritage-Crystal Clean			1.8

ManpowerGroup			1.7

Zebra Technologies Cl. A			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			29.6%

Industrials			20.0

Information Technology			14.0

Materials			8.6

Energy			5.2

Health Care			4.8

Consumer Discretionary			2.3

Telecommunication Services			1.5

Miscellaneous			0.5

Cash and Cash Equivalents			13.5

Manager’s Discussion
Following a strong relative and absolute calendar-year performance in 2012, Royce Partners Fund (PTR) was unable to beat its benchmark in 2013, its solid absolute results notwithstanding. PTR gained 32.2% for the calendar year, trailing the 36.8% increase for its benchmark, the Russell 2500 Index, for the same period. After finishing 2012 on a high note by outperforming the small- to mid-cap index in 2012, the Fund was unable to keep up the pace through the consistently bullish first quarter of 2013. PTR did well on an absolute basis but lost ground against the Russell 2500, gaining 10.7% versus 12.9% for the index. The Fund fell further behind in the second quarter, a far more volatile period than this year’s first quarter and somewhat similar to the second and fourth quarters of 2012, which only served to exacerbate our frustration. The period between the beginning of April and the end of June saw underwhelming economic news from China (along with credit issues and the threat of an overheated real estate market), new attempts at fiscal stimulus in Japan, unrest—and plunging markets—in Turkey and Brazil, a spike in the 10-year Treasury rate between mid-May and mid-June, and word from the Federal Reserve that it would likely begin to taper its bond purchase program later in 2013. All of this was enough to push financial markets into a round of selling, especially outside the U.S. Indeed, the major domestic equity indexes stabilized and finished the second quarter in the black. For the second quarter as a whole the Fund gained 1.3% while the Russell 2500 advanced 2.3%.
     The bull then began to run again in the third quarter, lifting equities as a whole and pushing most U.S. small-cap and European index returns into double digits. Indeed, investors recovered from the previous quarter’s macro headwinds with remarkable equanimity, making third-quarter returns in some cases similar to those of the year’s first quarter. PTR returned 8.3% in the third quarter, falling behind its benchmark’s 9.1% increase.
     After lagging the Russell 2500 for most of the year, PTR mounted something of a comeback in 2013’s final quarter. Although a brief wave of volatility hit the markets in mid-December, the tone in the fourth quarter was decidedly, though less dynamically, bullish. PTR narrowly outpaced its benchmark for the quarter with an 8.9% gain compared to the Russell 2500’s 8.7% return. PTR’s average annual total return since inception (4/27/09) was 15.2%, a solid absolute showing that nonetheless lagged its benchmark’s 23.7% increase for the same period.
     All eight of the Fund’s equity sectors were positive contributors to 2013 performance, with Financials, PTR’s largest sectors, leading by a wide margin. Industrials and Information

GOOD IDEAS THAT WORKED [1] Top Contributors to 2013 Performance

WisdomTree Investments	1.89%

Towers Watson & Company Cl. A	1.84

E-L Financial	1.38

ManpowerGroup	1.33

MasterCard Cl. A	1.24

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.20% through April 30, 2014 and 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

30 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

Technology also made sizable contributions to performance. Capital markets led at the industry level and was largely responsible for the lofty net gains in the Financials sector. The industry group’s net gains were substantially bigger than those of any of the portfolio’s other sectors. The Fund’s top contributor to 2013 performance was New York based asset management firm WisdomTree Investments, which sponsors ETFs (exchanged-traded funds) and other financial products to both retail and institutional investors. Robust inflows and strong product line growth helped to attract investors to its stock. After taking gains earlier in the year, we sold our remaining stake in September. Also showing strength in the capital markets group was top-ten holding State Street, which just missed making a second straight appearance on the “Good Ideas that Worked” list.
     Towers Watson & Company saw multiple expansion as several notable client wins and strong enrollment growth solidified its position as the leading provider and manager of private health insurance exchanges. We see this is as a significant emerging growth opportunity that can supplement the firm’s dominant but mature benefits and consulting business. Towers Watson & Company also raised its dividend in November in what we see as a positive sign of shareholder-friendly capital allocation. So while we took gains as its stock price soared, it was a top-ten position at year-end. In the insurance industry, E-L Financial, an investment and insurance holding company based in Toronto, was the top contributor. We like its core business and dividend and were pleased to see other investors attracted to the Fund’s largest holding at year-end.
     Two of PTR’s five-largest detractors came from the metals & mining group and engage in precious metals mining. This industry could not escape the negative impact on revenue and stock prices of the respective 36% and 28% drops in silver and gold prices in 2013. In August we sold our position in Gold Fields, a mining company with operations in Australia, Ghana, Peru, and South Africa. We chose to hold our shares of Fresnillo because we think the London-based gold and silver miner, which operates most of its lower-cost properties in Mexico, is well positioned for an eventual industry turnaround. Sprott is one of Canada’s largest hedge fund managers and focuses primarily on commodities and commodity-oriented businesses. Commodity price weakness hurt its business in 2013. Acacia Research endured slow-to-materialize deals with higher valuations as well as increased resistance from certain potential patent licensees—both cyclical characteristics of the tech licensing and patent enforcement business that typically leads to lumpiness in results. This model does not play well on Wall Street, so it was no surprise that subsequent earnings disappointments led its share price to fall.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Gold Fields ADR	-0.98%

Acacia Research	-0.57

Fresnillo	-0.46

Sprott	-0.39

GrafTech International	-0.31

[1] Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3 million

Number of Holdings	62

Turnover Rate	53%

Average Market Capitalization[1]	$3,016 million

Weighted Average P/E Ratio[2,3]	19.0x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	56.5%

Non-U.S. Investments (% of Net Assets)	30.0%

Symbol	RPTRX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PTR	0.79	16.02

Russell 2500	1.03	15.85

Category Median	0.96	15.31

Best Quartile Breakpoint	1.08	14.10

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 340 mid-cap objective funds (oldest class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 31

Royce European Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			18.10%

One-Year			20.83

Three-Year			6.03

Five-Year			20.51

Since Inception (12/29/06)			4.73

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.16%

Net Operating Expenses			1.72

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2013	20.8%	2009	57.7%

2012	23.8	2008	-46.4

2011	-20.3	2007	1.4

2010	35.2

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton			2.4%

Semperit AG Holding			2.2

Forbo Holding			2.1

Stallergenes			2.1

E2V Technologies			2.1

Zehnder Group			2.0

Parrot			1.9

Vetoquinol			1.9

EVS Broadcast Equipment			1.8

Recordati			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health Care			18.2%

Industrials			17.5

Information Technology			17.3

Consumer Discretionary			14.3

Materials			7.5

Financials			7.4

Energy			7.1

Consumer Staples			3.9

Telecommunication Services			0.5

Cash and Cash Equivalents			6.3

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom			25.3%

France			17.1

Germany			13.2

Switzerland			8.2

Italy			5.2

Belgium			4.8

Norway			4.6

Austria			4.5

Finland			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
European stocks enjoyed a strong second half, though they still could not quite match the blistering pace of returns shown by their U.S. peers. Nonetheless, returns for the calendar year were robust. Many of the ever-present headlines about the eurozone’s still knotty debt issues were overshadowed by renewed investor concern over the health of certain emerging market economies and the impact of the U.S. Federal Reserve’s decision to taper the pace of its monthly bond purchases, the mere mention of which sent global markets into a brief tailspin in June. Royce European Smaller- Companies Fund (RES), with its charter to invest in the highest conviction ideas we find in our research and analysis of European companies, had a solid absolute showing but disappointed on a relative basis. The Fund advanced 20.8% in 2013, lagging its benchmark, the Russell Europe Small Cap Index, which increased 36.6% over the same period.
     The first quarter saw RES gain 2.5% as it fell behind the European small-cap index, which gained 5.2%. Markets experienced a significant spike in volatility in the second quarter—the year’s most eventful—as fragile eurozone economies came to grips with the potential for a reduction in U.S. monetary stimulus and higher interest rates. April and May were bullish, continuing the positive momentum of the first quarter, while June turned decidedly bearish. RES lost 0.2% in 2013’s second quarter compared to a slightly better performance by the benchmark, with the Russell Europe Small Cap Index gaining 0.5%.
     Although they were slower to rebound than their U.S. cousins, European stocks enjoyed an explosive third quarter, which saw a resumption of the more straight-ahead bullishness that characterized the first. In this environment, it was not surprising to see the Fund, with its disciplined value approach, underperform. As was the case in the U.S., the rally for European stocks was led by lower-quality companies (as measured by returns on invested capital). For the third quarter, RES advanced 11.7%—a more than respectable showing—while its benchmark rose an impressive 16.9%. While not as unsettled as the second, the fourth quarter saw the return of volatility and results that were more modest though still very strong. RES was up 5.7% in the year’s final quarter compared to a 10.5% gain for the Russell Europe Small Cap Index, capping a dynamic second half of 2013. While we would have preferred to see better short- and intermediate-term relative results, we were pleased that the Fund maintained its performance advantage over its benchmark for the since inception (12/29/06) period ended December 31, 2013. In October, we made changes to RES’s portfolio management: David A. Nadel and Mark

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Boiron	1.41%

Recordati	1.19

Azimut Holding	1.13

Clarkson	1.04

Let’s GOWEX	1.02

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

32 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

Rayner co-manage the Fund. David began to manage the Fund in 2011 and served as assistant portfolio manager from 2009 through 2011. Mark served as the assistant portfolio manager from May 1, 2013 through October 21, 2013.
     Seven of RES’s nine equity sectors posted net gains for the year, with only Materials and Energy detracting from performance. We reduced our exposure to the former sector in 2013. Unhappy with ongoing share price declines over the past year, we sold our shares of Hochschild Mining. This U.K.-based gold and silver mining company with operations primarily in South America saw its shares begin to fall sharply in the first quarter, closely tracking the steep losses experienced in the physical gold market. Mining companies also faced increased operating costs, creating a nightmarish scenario. We felt better about the future prospects for Paris-based Parrot. RES’s seventh-largest holding at year-end, Parrot specializes in technologies involving voice recognition, such as Bluetooth hands free car kits, and signal processing for embedded products. It also makes drones for gaming and more serious uses. Its shares suffered from a product life cycle trough as sales declined for automotive semiconductors, part of a more general weakness in Europe’s automobile market and the timing of Parrot’s new product launches. We continue to believe that Parrot’s prospects for 2014 and beyond are bright and that the stock was attractively priced at year-end.
     Top contributions came from some of the portfolio’s larger holdings. Boiron is the global leader in homeopathic remedies, a branch of medicine which is considered mainstream across much of Europe. We have been shareholders in the company since shortly after RES’s inception and we have long admired its strong competitive position, high profitability, and conservative balance sheet as well as being attracted to the stock’s low valuation. This patience bore fruit in 2013 as the stock price doubled. As this move was driven primarily by strong earnings growth, the stock remained cheap in our view, leading us to hold our shares throughout the year. Recordati is a family owned and run pharmaceutical company, with a focus on cardiovascular and urological treatments. It also has an increasing exposure to very rare (known as “orphan”) diseases. In addition to its attractive valuation, we were initially drawn to its impressive profitability and strong balance sheet several years ago. We reasoned that this compelling valuation was related to its being headquartered and listed in Italy, one of the countries then in the eye of the euro storm. Our contention was that Recordati’s domicile created a perception of inefficiency, especially since the majority—and an increasing share—of its revenues were derived from outside its domestic market. Operationally the company continued to execute very effectively, and as Italian stocks have come back into favor, its shares performed consistently well during 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Hochschild Mining	-1.69%

Parrot	-0.58

Spectrum	-0.46

Mardin Cimento Sanayii	-0.41

Koza Altin Isletmeleri	-0.38

[1] Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$28 million

Number of Holdings	77

Turnover Rate	53%

Average Market Capitalization[1]	$1,190 million

Weighted Average P/E Ratio[2,3]	17.6x

Weighted Average P/B Ratio[2]	2.6x

Symbol	RISCX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RES	0.99	21.09

Russell Europe Small Cap	0.94	23.38

Category Median	0.68	22.18

Best Quartile Breakpoint	0.87	20.97

[1] Five years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 21 European stock objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Europe Small Cap and performed within the top 25% of European stock objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell Europe Small Cap and 50% of European stock objective funds, as shown by its standard deviation.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2013 Annual Report to Shareholders | 33

Royce Global Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			13.55%

One-Year			15.78

Three-Year			6.28

Since Inception (12/31/10)			6.28

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.87%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGD	Year	RGD

2013	15.8%	2011	-15.4%

2012	22.5

TOP 10 POSITIONS % of Net Assets

Totvs			1.4%

Brasil Brokers Participacoes			1.1

WaterFurnace Renewable Energy			1.1

Television Broadcasts			1.0

Domino Printing Sciences			1.0

Stella-Jones			1.0

Value Partners Group			1.0

Midland Holdings			0.9

Mayr-Melnhof Karton			0.9

Lewis Group			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			19.1%

Industrials			17.4

Information Technology			16.0

Financials			14.6

Materials			9.1

Health Care			5.6

Consumer Staples			3.0

Energy			2.8

Diversified Investment Companies			0.2

Cash and Cash Equivalents			12.2

Manager’s Discussion
     2013 was a remarkable year for equities as a whole, but based on the calendar-year performance of Royce Global Dividend Value Fund (RGD), many small-cap stock investors seemed more interested in other options than those provided by many dividend-paying companies. Indeed, considering the market’s stellar performance, we were disappointed in Royce Global Dividend Value Fund’s (RGD) relative and absolute results. The Fund, which invests primarily in dividend-paying small-cap companies both in and outside the U.S., was up 15.8% for the year, trailing its global small-cap benchmark, the Russell Global Small Cap Index, which gained 24.8% for the same period.
     Many stocks around the world participated in the bullish first quarter, although non-U.S. equities generally saw lower returns. In the first three months of 2013, RGD underperformed its benchmark by a considerable margin, gaining 4.1% versus its benchmark’s 8.6% gain. Stock prices were driven lower globally in the more volatile second quarter, with those outside the U.S. suffering more as a group. Investors were increasingly anxious over credit issues and slower growth in China, social unrest and stock market declines in emerging market countries such as Brazil and Turkey, uncertainty over the fiscal health of some of Europe’s developed countries, and rising interest rates and talk from the Federal Reserve about tapering here in the U.S. RGD finished the second quarter in the red, losing 2.0% versus the Russell Global Small Cap Index’s 1.7% decline.
     In contrast to their domestic counterparts, which for the most part finished the second quarter in the black, non-U.S. companies did not begin to recover until early in the third quarter, with most global markets settling down in July. While generally not as robust as the first quarter in the U.S., the third was strong nonetheless, particularly in Europe. Unfortunately, the Fund again fell short of its benchmark in this period, gaining 9.1% in the third quarter versus 10.5% for the global small-cap index. The fast pace slackened in the fourth quarter—December was particularly rocky—though small-cap results in many places remained in the black. The Fund advanced 4.1% in the fourth quarter versus 5.8% for the Russell Global Small Cap Index. After outperforming the global small-cap index in the second half of 2012 (+15.8% versus +11.0%), the Fund’s underperformance in 2013 eroded its longer-term relative advantage for the three-year/since inception (12/31/10) periods ended December 31, 2013.
     It seems doubtful to us that the market can sustain its recently feverish pace, so we see the potential attraction in the kinds of conservatively capitalized, dividend-paying small-cap

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Photo-Me International	0.57%

Apollo Global Management LLC Cl. A	0.54

Jupiter Fund Management	0.50

Boiron	0.48

Pacific Textiles Holdings	0.47

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

34 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

companies that we seek for RGD’s portfolio. Investors in the U.S. began to pay more attention to business fundamentals in the last six months of 2013. This flirtation was both too brief and too localized to benefit the Fund’s relative calendar-year results. However, we see the possibility of greater commitment in a more challenging market, especially one with rising interest rates, which is likely to provide renewed interest in businesses with strong balance sheets. We are very comfortable with the way the portfolio is positioned as we look forward.
     Eight of the Fund’s nine equity sectors contributed positively to performance in 2013. Information Technology, Industrials, and Consumer Discretionary led by a wide margin, with Materials the only sector to finish the period in the red. Heavy losses came from holdings in the metals & mining industry—eight out of the Fund’s 10 leading detractors came from this category. Sharp declines in silver and gold prices continued to drive stock prices and revenue downward throughout the year. Believing that it is well positioned for an eventual turnaround in the industry, we initiated a position in Gold Fields in March and added shares in June. We did the same with Imdex, an Australian firm that provides drilling fluids and downhole survey instruments to the mining, oil and gas, water well, HDD, and civil engineering industries worldwide. In May, however, we chose to sell our position in Hochschild Mining. We increased our stake in Sprott, a Canadian investment management company with a history dating back to 1981. Its share price declined primarily due to its high exposure to the precious metals & mining industry.
     Daphne International Holdings is a maker and retailer of Chinese footwear and sells Aerosole shoes in China. China’s economic slowdown has greatly influenced Daphne’s share price as a cutback in consumer spending has contributed to declining sales and revenues. After trimming our stake a bit in February, we began adding to our share in May as valuations dropped down to our liking. The company’s strong management and market position gave us confidence in its long-term potential.
     Photo-Me International is a U.K.-based consumer goods company that operates, sells, and services photo equipment such as photo booths and digital photo kiosks. After building a position earlier in the year, we sold our stake in October. New York City-based Apollo Global Management is a global asset manager that invests in private equity, credit-oriented capital markets, and real estate. At the end July, we sold our shares after news that Apollo would be acquiring Pitney Bowes Management Services for approximately $400 million in cash drove its stock price up.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Daphne International Holdings	-0.64%

Gold Fields ADR	-0.55

Hochschild Mining	-0.45

Imdex	-0.44

Sprott	-0.39

[1] Net of dividends

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$10 million

Number of Holdings	147

Turnover Rate	82%

Average Market Capitalization[1]	$1,117 million

Weighted Average P/E Ratio[2,3]	16.1x

Weighted Average P/B Ratio[2]	2.1x

Symbol	RGVDX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGD	0.46	16.11

Russell Global Small Cap	0.57	15.81

Category Median	0.55	16.09

Best Quartile Breakpoint	0.78	15.51

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 17 world stock small-cap objective funds (oldest class only) with at least three years of history.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Hong Kong	12.5%

United Kingdom	10.3

Canada	7.8

United States	6.8

South Africa	5.9

Brazil	5.4

Japan	5.3

Switzerland	4.6

Germany	3.5

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2013 Annual Report to Shareholders | 35

Royce International Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			19.50%

One-Year			18.95

Three-Year			1.98

Since Inception (12/31/10)			1.98

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.97%

Net Operating Expenses			1.76

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMI	Year	RMI

2013	18.9%	2011	-21.5%

2012	13.6

TOP 10 POSITIONS % of Net Assets

Pico Far East Holdings			1.5%

Miraial			1.5

Nemetschek			1.3

CB Industrial Product Holding			1.3

E2V Technologies			1.3

Consort Medical			1.3

Huvis Corporation			1.3

Blue Label Telecoms			1.3

EPS Corporation			1.3

C. Uyemura & Co.			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			26.8%

Consumer Discretionary			24.2

Information Technology			21.0

Materials			7.0

Health Care			5.8

Consumer Staples			3.9

Financials			3.3

Energy			2.4

Cash and Cash Equivalents			5.6

Manager’s Discussion
We were pleased with the calendar-year performance of Royce International Micro-Cap Fund (RMI) on both an absolute and relative basis, especially considering that non-U.S. companies generally provided lower returns than their domestic cousins. The Fund gained 19.0% in 2013, outperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which gained 17.2% for the same period.
     During the bullish first quarter, RMI’s diverse assemblage of what we deem to be quality micro-cap companies struggled to keep pace with the solid gains turned in by its benchmark index, which rose 6.5% for the period versus the Fund’s 2.2% advance. This stood in contrast with the more uncertain second quarter in which international markets diverged meaningfully from the generally positive results in the U.S. First-quarter gains gave way to a more volatile market as investors weighed developing economic risks around events in the emerging world, Europe, and the U.S. China was back in the spotlight as growing credit risks in its increasingly overheated real estate market brought swift action by that country’s central bank to improve and gain greater control over lending standards. Volatility in global bond markets also gave investors pause as the possibility—and later reality—of tapering the pace of the U.S. Federal Reserve’s monthly bond purchases (quantitative easing) was introduced and reinforced in May and June, sending yields 100 basis points higher on the 10-year Treasury note. RMI benefited from its margin of safety discipline (a hallmark of the Royce investment approach) during this period by falling a modest 2.6% compared to the Russell Global ex-U.S. Small Cap, which lost 4.5% in the second quarter.
     Despite the international market’s ongoing challenges, equities as a whole rallied once again in the third quarter, with Europe showing particular strength. During this period, RMI gained 12.0% versus its benchmark’s 10.7% increase. The Fund’s fourth-quarter performance nicely enhanced its solid calendar year record. Despite a brief period of volatility, the last three months of the year were strong, though not as wildly bullish as the first and third quarters. RMI outpaced its benchmark in the year’s final quarter, up 6.7% compared to the international small-cap index’s 4.1% gain. The Fund’s three-year/since inception (12/31/10) results were less inspiring, though we remain confident in the Fund’s long-term potential. On October 22, 2013, Jim Harvey and Dilip Badlani began to co-manage the portfolio with David Nadel—who had served as the Fund’s portfolio manager from its inception through October 21, 2013—remaining as assistant portfolio manager.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

TFS Corporation	1.00%

Clinigen Group	0.97

Century Casinos	0.96

Makalot Industrial	0.92

Clarkson	0.88

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% though April 30, 2023. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

36 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

     Seven of the Fund’s nine equity sectors contributed positively to calendar-year performance, led by Industrials, which was out in front by a good-sized margin. Information Technology, Consumer Discretionary, and Health Care also posted sizable net gains. Energy and Materials ended 2013 in the red, though the former’s net losses were fairly modest. The metals & mining industry was the most significant detractor within the Materials sector. Precious metals miners—an ample presence among our holdings in the industry—endured plummeting revenues and stock prices in light of the respective 36% and 28% drops in silver and gold prices in 2013. We reduced RMI’s exposure to the industry as a whole, holding positions only in those companies that we believe are well funded, conservatively managed, or otherwise well positioned to rebound when the metals & mining industry recovers. We parted ways with Australian gold miners Evolution Mining and Troy Resources in October after selling our shares in French mineral driller Foraco International in May. We also sold our position in Indian specialty pipe and tube maker Maharashtra Seamless in November as slowing growth in the Indian economy and ongoing pipe dumping in that country led to a steep decline in demand and order inflow. Beginning in March, we gradually added to our stake in Imdex, an Australian company that supplies drilling fluids and downhole survey instruments to the mining, oil and gas, water well, HDD, and civil engineering industries worldwide. We like its low-debt balance sheet and position as an industry leader, though with mineral drilling activity likely to remain subdued, we recognize the possible need for patience.
     TFS Corporation was the Fund’s top contributor in 2013 and its fifteenth-largest position at year-end. Based in Australia, TFS manages the globe’s largest sustainable supply of Indian Sandalwood while also offering a sustainable supply of Western Australian Sandalwood oil and wood products for the global market. Its products have uses in the pharmaceutical and fragrance industries. The company survived the fallout from widespread collapses in Australian MIS (managed investment scheme) vehicles and also saw the harvest of its first Indian sandalwood plantation, planted in 1999. Clinigen Group is a UK-based specialty pharmaceuticals and pharmaceutical services business serving patients, the medical community, and the healthcare industry. Its share price rose based on the impressive growth in its global business and consequent earnings improvement. We sold our shares between May and October. The latter month also saw us selling our position in Century Casinos as its rising share price proved to be a winning bet for the Fund. Based in Colorado Springs, the company owns and operates casinos, hotels, and resorts in the U.S., Canada, South Africa, and the Czech Republic and also operates casinos on luxury cruise ships. Strong earnings seemed to draw investors to the stock.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Evolution Mining	-0.82%

Maharashtra Seamless	-0.78

Imdex	-0.74

Troy Resources	-0.69

Foraco International	-0.57

[1] Net of dividends

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	124

Turnover Rate	103%

Average Market Capitalization[1]	$412 million

Weighted Average P/E Ratio[2,3]	13.1x

Weighted Average P/B Ratio[2]	1.7x

Symbol	ROIMX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RMI	0.20	17.79

Russell Global ex-U.S. Small Cap	0.33	16.45

Category Median	0.64	16.34

Best Quartile Breakpoint	0.75	14.96

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 68 foreign small/mid objective funds (oldest class only) with at least three years of history.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan	16.2%

Hong Kong	12.3

United Kingdom	9.3

Canada	7.2

India	6.0

Australia	4.7

Germany	4.4

South Korea	3.7

Malaysia	3.5

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2013 Annual Report to Shareholders | 37

Royce International Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			13.11%

One-Year			18.31

Three-Year			6.72

Since Inception (12/31/10)			6.72

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.54%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIP	Year	RIP

2013	18.3%	2011	-16.8%

2012	23.4

TOP 10 POSITIONS % of Net Assets

EVS Broadcast Equipment			2.7%

Mayr-Melnhof Karton			2.6

Virbac			2.5

Semperit AG Holding			2.5

Forbo Holding			2.4

Nokian Renkaat			2.3

Clarkson			2.3

Domino Printing Sciences			2.3

Stella International Holdings			2.2

KWS Saat			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			19.4%

Consumer Discretionary			18.3

Industrials			17.6

Health Care			15.7

Financials			11.4

Materials			6.7

Consumer Staples			5.1

Cash and Cash Equivalents			5.8

Manager’s Discussion
Royce International Premier Fund (RIP) enjoyed a solid calendar year on both a relative and absolute basis. The Fund was up 18.3% in 2013, outperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which gained 17.2% for the same period. This result came in the context of markedly lower 2013 performance—and greater levels of volatility—for non-U.S. companies in relation to their domestic peers.
     Stocks around the world enjoyed a bullish first quarter, although those outside the U.S. generally turned in lower returns. RIP participated in the rally, though not to the same extent as its benchmark. The Fund gained 4.1% versus its benchmark’s 6.5% gain in the opening quarter of 2013. The global investment environment became more volatile in the second quarter. An overheated real estate market in China stole many of the headlines as policy makers there sought to cool speculation through credit restrictions that had the unintended consequence of rejuvenating fears of an economic slowdown. Civil unrest in developing nations such as Turkey and Brazil also challenged the underpinnings of the emerging market’s secular growth thesis. The sharp rise in the yield of the 10-year U.S. Treasury note during May and June provided yet another headwind as Ben Bernanke and the U.S. Federal Reserve began to guide financial markets toward a likely reduction in the central bank’s monthly bond purchase program. In this uncertain second quarter, RIP advanced 0.5% compared to a 4.5% decline for the benchmark index, highlighting the defensive and high-quality attributes of the Fund’s positions.
     The global markets recovered nicely in the third quarter, with the European and U.S. small-cap markets especially robust. Indeed, it was notable just how quickly and thoroughly investors managed to shake off many of the same macro concerns that brought considerably more volatility—and lower returns—to stocks in the previous three years. RIP gained 8.2% in the third quarter, a solid gain though it was not quite strong enough to match its benchmark’s 10.7% return. The rally extended through the end of the year. While more subdued for non-U.S. equities than the first and third quarters, the year’s last three months wound up solidly bullish. RIP outperformed its benchmark for the fourth quarter, advancing 4.5% compared to 4.1% for the Russell Global ex-U.S. Small Cap.
     In its three-year history, we believe the Fund has established a solid track record during a challenging period for many markets outside the U.S. The Fund outperformed the Russell Global ex-U.S. Small Cap in the one- and three-year/since inception (12/31/10) periods ended December 31, 2013.
     Six of the Fund’s seven equity sectors contributed positively to calendar-year performance, with half of the Fund’s positive contributors at the sector level posting sizable net gains. Health

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Kakaku.com	1.97%

Recordati	1.23

M3	0.95

Stallergenes	0.90

Domino Printing Sciences	0.89

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2023. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

38 | The Royce Funds 2013 Annual Report to Shareholders

Performance and Portfolio Review

Care led by a wide margin, followed by Industrials and Information Technology. The net loss for Consumer Discretionary was minimal. At the industry level, pharmaceuticals, electronic equipment, instruments & components, health care equipment & supplies, and machinery were the leaders. The textiles, apparel & luxury goods group was the largest detractor at the industry level. The bulk of its net losses came from the Fund’s largest detractor for the calendar year, Daphne International Holdings, which led all of the portfolio’s “Good Ideas at the Time” by a wide margin. Beginning in March 2013, we used its slumping share price to substantially add to our position. The overall slowdown in the Chinese economy has taken its toll on Daphne’s business as lower levels of consumer spending in particular caused sales and revenues to decline. The company is a Chinese footwear maker and retailer that sells Aerosole shoes in China. Its strong management and market position gave us confidence in the company’s long-term potential, though we recognize that this investment is likely to require patience. We did not feel as sanguine about the recovery prospects for South African retailer Lewis Group, which sells household furniture, electrical appliances, and home electronics primarily on credit. Flat sales, high levels of indebtedness in the unsecured credit market, and operational problems at some of its credit-based competitors all hurt its near-term results. Its value was also hampered by the sharp decline of the rand (South Africa’s currency) versus the dollar. Each of these factors led us to sell our shares in the fall.
     Tokyo-based Kakaku.com was RIP’s top contributor in 2013. The company provides websites that offer price comparison services and product information on restaurants, hotels, and consumer appliances. An increase in the number of PC and smartphone users, a move into profitability in its travel & real estate segment, and a positive momentum in its restaurant segment helped spark impressive earnings growth. We trimmed shares in August and sold the rest of our position at the end of September. Recordati is a family owned and run pharmaceutical company, with a focus on cardiovascular and urological treatments. It also has an increasing exposure to very rare (known as “orphan”) diseases. In addition to its attractive valuation, we were initially drawn to its impressive profitability and strong balance sheet several years ago. We reasoned that this compelling valuation was related to its being headquartered and listed in Italy, one of the countries then in the eye of the euro storm. Our contention was that Recordati’s domicile created a perception of inefficiency, especially since the majority—and an increasing share—of its revenues were derived from outside its domestic market. Operationally the company continued to execute very effectively, and as Italian stocks have come back into favor, its shares performed consistently well during 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Daphne International Holdings	-2.38%

Lewis Group	-0.53

Lopes Brasil-Consultoria de Imoveis SA	-0.30

Media Chinese International	-0.27

MegaStudy	-0.21

[1] Net of dividends

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$9 million

Number of Holdings	50

Turnover Rate	51%

Average Market Capitalization[1]	$1,653 million

Weighted Average P/E Ratio[2,3]	18.7x

Weighted Average P/B Ratio[2]	3.4x

Symbol	RYIPX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/13).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RIP	0.49	15.61

Russell Global ex-U.S. Small Cap	0.33	16.45

Category Median	0.64	16.34

Best Quartile Breakpoint	0.75	14.96

[1] Three years ended 12/31/13. Category Median and Best Quartile Breakpoint based on 68 foreign small/mid objective funds (oldest class only) with at least three years of history.

The Fund beat the Russell Global ex-U.S. Small Cap on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell Global ex-U.S. Small Cap and 50% of foreign small/mid objective funds, as shown by its standard deviation.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom	26.7%

Switzerland	13.4

Germany	8.5

Hong Kong	5.6

Austria	5.1

Brazil	4.7

Japan	4.7

France	4.6

Italy	3.9

Malaysia	3.6

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2013 Annual Report to Shareholders | 39

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 95.8%

Consumer Discretionary – 9.1%
Auto Components - 1.3%
Drew Industries	6,096	$312,115
Gentex Corporation	8,800	290,312

		602,427

Automobiles - 1.3%
Thor Industries	11,000	607,530

Household Durables - 2.6%
†Harman International Industries	4,900	401,065
†NVR [1]	800	820,808

		1,221,873

Media - 0.9%
†Wiley (John) & Sons Cl. A	7,700	425,040

Specialty Retail - 3.0%
Ascena Retail Group [1]	40,500	856,980
†Genesco [1]	8,000	584,480

		1,441,460

Total (Cost $3,103,074)		4,298,330

Consumer Staples – 1.6%
Food Products - 1.6%
Cal-Maine Foods	12,462	750,586

Total (Cost $356,563)		750,586

Energy – 13.1%
Energy Equipment & Services - 13.1%
Helmerich & Payne	19,000	1,597,520
Oil States International [1]	5,100	518,772
Pason Systems	40,100	867,496
†SEACOR Holdings [1]	7,299	665,669
Superior Energy Services [1]	13,200	351,252
†TGS-NOPEC Geophysical	26,200	694,601
Unit Corporation [1]	29,050	1,499,561

Total (Cost $4,060,315)		6,194,871

Financials – 9.7%
Capital Markets - 6.5%
Federated Investors Cl. B	45,200	1,301,760
Lazard Cl. A	23,600	1,069,552
SEI Investments	19,500	677,235

		3,048,547

Insurance - 3.2%
Alleghany Corporation [1]	2,155	861,914
Validus Holdings	16,400	660,756

		1,522,670

Total (Cost $3,141,635)		4,571,217

Health Care – 8.8%
Biotechnology - 1.7%
†Myriad Genetics [1]	38,600	809,828

Health Care Providers & Services - 0.4%
VCA Antech [1]	6,710	210,426

Life Sciences Tools & Services - 3.9%
Bio-Rad Laboratories Cl. A [1]	6,600	815,826
Techne Corporation	10,614	1,004,827

		1,820,653

Pharmaceuticals - 2.8%
†Jazz Pharmaceuticals [1]	5,800	734,048
†Medicines Company (The) [1]	14,900	575,438

		1,309,486

Total (Cost $3,354,728)		4,150,393

Industrials – 20.6%
Aerospace & Defense - 0.7%
†Cubic Corporation	6,300	331,758

Commercial Services & Supplies - 0.4%
Tetra Tech [1]	6,300	176,274

Electrical Equipment - 4.1%
†EnerSys	10,100	707,909
Global Power Equipment Group	35,018	685,302
GrafTech International [1]	47,646	535,065

		1,928,276

Machinery - 9.4%
Astec Industries	9,534	368,299
†CIRCOR International	10,519	849,725
Columbus McKinnon [1]	17,600	477,664
Kennametal	12,000	624,840
Lincoln Electric Holdings	4,150	296,061
†Timken Company (The)	13,900	765,473
Valmont Industries	5,000	745,600
Wabtec Corporation	4,468	331,838

		4,459,500

Professional Services - 4.9%
CRA International [1]	10,036	198,713
†ICF International [1]	15,504	538,144
Robert Half International	17,428	731,801
Towers Watson & Co. Cl. A	4,300	548,723
TrueBlue [1]	10,887	280,667

		2,298,048

Trading Companies & Distributors - 1.1%
MSC Industrial Direct Cl. A	6,352	513,686

Total (Cost $6,712,363)		9,707,542

Information Technology – 21.2%
Communications Equipment - 1.4%
ADTRAN	24,200	653,642

Electronic Equipment, Instruments & Components - 5.1%
Coherent [1]	5,181	385,414
Dolby Laboratories Cl. A [1]	13,700	528,272
FEI Company	2,252	201,239
IPG Photonics [1]	9,990	775,324
Rofin-Sinar Technologies [1]	18,832	508,841

		2,399,090

IT Services - 1.6%
Sykes Enterprises [1]	34,300	748,083

40 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Information Technology (continued)
Office Electronics - 0.8%
Zebra Technologies Cl. A [1]	7,000	$378,560

Semiconductors & Semiconductor Equipment - 12.3%
Aixtron ADR [1]	11,607	168,533
ATMI [1]	20,870	630,483
Cabot Microelectronics [1]	8,191	374,329
†Entegris [1]	54,900	636,840
Integrated Silicon Solution [1]	69,314	838,006
†MKS Instruments	40,700	1,218,558
Nanometrics [1]	46,444	884,758
Teradyne [1]	34,900	614,938
Veeco Instruments [1]	14,500	477,195

		5,843,640

Total (Cost $7,443,338)		10,023,015

Materials – 7.7%
Chemicals - 4.2%
†Innospec	19,325	893,202
Minerals Technologies	18,640	1,119,705

		2,012,907

Metals & Mining - 2.5%
Major Drilling Group International	31,900	230,935
Reliance Steel & Aluminum	12,300	932,832

		1,163,767

Paper & Forest Products - 1.0%
†Schweitzer-Mauduit International	9,300	478,671

Total (Cost $2,543,145)		3,655,345

Miscellaneous [4] – 4.0%
Total (Cost $1,680,014)		1,874,752

TOTAL COMMON STOCKS
(Cost $32,395,175)		45,226,051

REPURCHASE AGREEMENT – 4.2%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $1,998,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at $2,040,694)
(Cost $1,998,000)		1,998,000

TOTAL INVESTMENTS – 100.0%
(Cost $34,393,175)		47,224,051

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%		13,790

NET ASSETS – 100.0%		$47,237,841

Royce Micro-Cap Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 95.0%

Consumer Discretionary – 14.8%
Auto Components - 2.3%
Standard Motor Products	3,600	$132,480

Diversified Consumer Services - 2.4%
Capella Education	1,600	106,304
Corinthian Colleges [1]	17,800	31,684

		137,988

Hotels, Restaurants & Leisure - 1.2%
Monarch Casino & Resort [1]	3,500	70,280

Household Durables - 2.0%
†Lifetime Brands	7,500	117,975

Leisure Equipment & Products - 1.9%
Arctic Cat	800	45,584
Johnson Outdoors Cl. A	2,400	64,680

		110,264

Multiline Retail - 0.8%
Fred’s Cl. A	2,500	46,300

Specialty Retail - 2.2%
†Big 5 Sporting Goods	3,500	69,370
†Sears Hometown and Outlet Stores [1]	2,400	61,200

		130,570

Textiles, Apparel & Luxury Goods - 2.0%
Barry (R.G.)	2,200	42,460
Culp	3,600	73,620

		116,080

Total (Cost $697,007)		861,937

Consumer Staples – 5.6%
Food & Staples Retailing - 1.6%
Village Super Market Cl. A	2,900	89,929

Food Products - 2.8%
Calavo Growers	2,200	66,572
John B. Sanfilippo & Son	4,000	98,720

		165,292

Household Products - 1.2%
Oil-Dri Corporation of America	1,900	71,896

Total (Cost $287,100)		327,117

Energy – 5.5%
Energy Equipment & Services - 2.5%
Matrix Service [1]	3,400	83,198
†Newpark Resources [1]	4,800	58,992

		142,190

Oil, Gas & Consumable Fuels - 3.0%
Hallador Energy	9,100	73,346
VAALCO Energy [1]	7,600	52,364
Warren Resources [1]	16,100	50,554

		176,264

Total (Cost $268,720)		318,454

Financials – 6.8%
Consumer Finance - 1.7%
EZCORP Cl. A [1]	3,300	38,577

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 41

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE
Financials (continued)
Consumer Finance (continued)
Nicholas Financial	3,700	$58,238

		96,815

Insurance - 5.1%
Baldwin & Lyons Cl. B	2,100	57,372
EMC Insurance Group	1,700	52,054
†Employers Holdings	2,000	63,300
†Kansas City Life Insurance	1,000	47,740
Safety Insurance Group	700	39,410
United Fire Group	1,400	40,124

		300,000

Total (Cost $336,141)		396,815

Health Care – 12.0%
Health Care Equipment & Supplies - 8.5%
AngioDynamics [1]	2,300	39,537
Anika Therapeutics [1]	1,600	61,056
Atrion Corporation	200	59,250
CryoLife	8,000	88,720
Invacare Corporation	4,300	99,803
†PhotoMedex [1]	5,900	76,405
Symmetry Medical [1]	6,900	69,552

		494,323

Health Care Providers & Services - 2.8%
National HealthCare	2,000	107,820
†PharMerica Corporation [1]	2,500	53,750

		161,570

Pharmaceuticals - 0.7%
SciClone Pharmaceuticals [1]	8,700	43,848

Total (Cost $544,356)		699,741

Industrials – 16.1%
Aerospace & Defense - 1.1%
National Presto Industries [1]	800	64,400

Commercial Services & Supplies - 2.0%
†Consolidated Graphics [1]	1,000	67,440
Courier Corporation	2,500	45,225

		112,665

Construction & Engineering - 2.2%
Comfort Systems USA	1,589	30,811
MYR Group [1]	3,900	97,812

		128,623

Machinery - 7.9%
Alamo Group	1,900	115,311
†Altra Industrial Motion	2,000	68,440
Lydall [1]	3,700	65,194
Miller Industries	5,820	108,426
Standex International	1,300	81,744
Twin Disc	800	20,712

		459,827

Professional Services - 2.9%
†CDI Corporation	3,600	66,708
ICF International [1]	1,200	41,652
VSE Corporation	1,300	62,413

		170,773

Total (Cost $714,827)		936,288

Information Technology – 21.1%
Communications Equipment - 4.2%
Bel Fuse Cl. B	1,000	21,310
Comtech Telecommunications	4,100	129,232
Oplink Communications [1]	2,600	48,360
TESSCO Technologies	1,100	44,352

		243,254

Computers & Peripherals - 1.1%
QLogic Corporation [1]	5,100	60,333

Electronic Equipment, Instruments & Components - 6.6%
Daktronics	5,200	81,536
†Maxwell Technologies [1]	8,000	62,160
†Mesa Laboratories	700	55,006
Nam Tai Electronics	8,500	60,690
PC Connection	3,700	91,945
†Richardson Electronics	3,000	34,080

		385,417

Internet Software & Services - 1.1%
Dice Holdings [1]	6,800	49,300
United Online	1,128	15,521

		64,821

IT Services - 3.0%
Computer Task Group	7,000	132,300
Sykes Enterprises [1]	1,900	41,439

		173,739

Semiconductors & Semiconductor Equipment - 1.1%
Kulicke & Soffa Industries [1]	4,700	62,510

Software - 4.0%
Actuate Corporation [1]	7,100	54,741
American Software Cl. A	6,100	60,207
ePlus [1]	1,000	56,840
VASCO Data Security International [1]	8,000	61,840

		233,628

Total (Cost $985,243)		1,223,702

Materials – 6.9%
Chemicals - 4.0%
†Arabian American Development [1]	5,000	62,750
FutureFuel Corporation	5,100	80,580
KMG Chemicals	2,400	40,536
Schulman (A.)	1,400	49,364

		233,230

Construction Materials - 0.9%
United States Lime & Minerals [1]	900	55,053

Metals & Mining - 2.0%
Haynes International	1,400	77,336
42 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Materion Corporation	1,200	$37,020

		114,356

Total (Cost $309,863)		402,639

Telecommunication Services – 1.4%
Diversified Telecommunication Services - 1.4%
†Premiere Global Services [1]	6,833	79,195

Total (Cost $69,191)		79,195

Miscellaneous [4] – 4.8%
Total (Cost $272,356)		276,655

TOTAL COMMON STOCKS
(Cost $4,484,804)		5,522,543

REPURCHASE AGREEMENT – 3.3%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $194,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52% due 5/20/16, valued at $199,750)
(Cost $194,000)		194,000

TOTAL INVESTMENTS – 98.3%
(Cost $4,678,804)		5,716,543

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.7%		99,655

NET ASSETS – 100.0%		$5,816,198

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 82.1%

Capital Markets - 44.5%
AllianceBernstein Holding L.P.	14,500	$309,430
Apollo Global Management LLC Cl. A	22,000	695,420
†Artisan Partners Asset Management Cl. A	7,500	488,925
Ashmore Group	125,000	830,666
Banque Privee Edmond de Rothschild	12	192,366
†CETIP - Mercados Organizados	64,000	656,480
Citadel Capital [1]	150,000	75,340
Citadel Capital (Rights) [1,2]	125,348	0
Coronation Fund Managers	62,000	472,595
Cowen Group [1]	112,600	440,266
Diamond Hill Investment Group	2,500	295,850
Egyptian Financial Group-Hermes Holding Company [1]	255,000	318,541
Federated Investors Cl. B	11,900	342,720
Financial Engines	6,800	472,464
GMP Capital	90,000	594,775
Invesco	13,800	502,320
IOOF Holdings	11,528	92,229
Jupiter Fund Management	100,000	637,541
KKR & Co. L.P.	37,600	915,184
Lazard Cl. A	17,100	774,972
Manning & Napier Cl. A	15,800	278,870
†Monroe Capital	58,050	708,210
MVC Capital	29,700	400,950
Northern Trust	8,400	519,876
Oaktree Capital Group LLC Cl. A	4,700	276,548
Och-Ziff Capital Management Group LLC Cl. A	15,300	226,440
Oppenheimer Holdings Cl. A	11,500	284,970
Partners Group Holding	1,000	266,689
Piper Jaffray [1]	13,600	537,880
Raymond James Financial	5,100	266,169
Reinet Investments [1]	5,500	104,756
RHJ International [1]	94,000	477,175
Samsung Securities	1,791	74,756
†Schwab (Charles)	15,000	390,000
SEI Investments	18,400	639,032
SHUAA Capital [1]	580,000	162,646
†Silvercrest Asset Management Group Cl. A	41,600	709,280
Sprott	391,500	965,620
State Street	6,400	469,696
Stifel Financial [1]	6,073	291,018
T. Rowe Price Group	3,500	293,195
TD Ameritrade Holding Corporation	15,500	474,920
Tokai Tokyo Financial Holdings	9,400	90,688
U.S. Global Investors Cl. A	225,200	572,008
UOB-Kay Hian Holdings	95,000	124,589
Value Partners Group	960,000	744,052
Vontobel Holding	3,000	124,264
Waddell & Reed Financial Cl. A	4,100	266,992
Westwood Holdings Group	11,798	730,414
WisdomTree Investments [1]	33,500	593,285

Total (Cost $16,227,167)		21,173,072

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 43

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE
Closed-End Funds - 0.6%
RIT Capital Partners	12,867	$268,470

Total (Cost $244,876)		268,470

Commercial Banks - 3.7%
BLOM Bank GDR	8,000	69,200
BOK Financial	4,100	271,912
†CIT Group	13,500	703,755
First Citizens BancShares Cl. A	1,900	422,997
First Republic Bank	5,600	293,160

Total (Cost $1,442,373)		1,761,024

Consumer Finance - 0.8%
Credit Acceptance [1]	848	110,231
World Acceptance [1]	3,000	262,590

Total (Cost $141,103)		372,821

Diversified Financial Services - 11.2%
†Bolsa Mexicana de Valores	121,000	277,467
Bolsas y Mercados Espanoles	4,000	152,207
†Bursa Malaysia	160,000	402,015
†CRISIL	28,000	538,679
Hellenic Exchanges	36,000	396,202
Interactive Brokers Group Cl. A	12,800	311,552
†Japan Exchange Group	17,500	496,700
†JSE	74,700	638,974
Leucadia National	9,801	277,760
Moody’s Corporation	9,600	753,312
MSCI [1]	2,800	122,416
Singapore Exchange	63,000	362,439
Warsaw Stock Exchange	44,800	615,415

Total (Cost $4,312,030)		5,345,138

Hotels, Restaurants & Leisure - 1.7%
†Thomas Cook (India)	588,300	799,871

Total (Cost $648,907)		799,871

Insurance - 7.7%
E-L Financial	600	401,036
First American Financial	5,000	141,000
Greenlight Capital Re Cl. A [1]	27,361	922,339
Marsh & McLennan	9,500	459,420
Platinum Underwriters Holdings	5,500	337,040
RLI Corp.	8,400	817,992
State Auto Financial	14,022	297,827
Willis Group Holdings	6,100	273,341

Total (Cost $2,859,776)		3,649,995

IT Services - 2.7%
†Broadridge Financial Solutions	12,800	505,856
Vantiv Cl. A [1]	10,000	326,100
Western Union	26,400	455,400

Total (Cost $944,224)		1,287,356

Media - 0.7%
Morningstar	4,600	359,214

Total (Cost $181,189)		359,214

Professional Services - 2.4%
Towers Watson & Co. Cl. A	6,500	829,465
Verisk Analytics Cl. A [1]	5,100	335,172

Total (Cost $612,812)		1,164,637

Real Estate Management & Development - 1.9%
Kennedy-Wilson Holdings	19,676	437,791
†Midland Holdings	800,000	385,850
†Novation Companies [1,3]	223,459	67,038

Total (Cost $608,828)		890,679

Software - 2.0%
Fair Isaac	7,400	465,016
†SimCorp	12,000	472,454

Total (Cost $421,695)		937,470

Trading Companies & Distributors - 1.0%
Air Lease Cl. A	15,700	487,956

Total (Cost $356,874)		487,956

Miscellaneous [4] - 1.2%
Total (Cost $593,337)		575,574

TOTAL COMMON STOCKS
(Cost $29,595,191)		39,073,277

REPURCHASE AGREEMENT – 17.7%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $8,421,000 (collateralized
by obligations of various U.S. Government
Agencies, 5.125% due 1/2/14, valued at $8,589,900)
(Cost $8,421,000)		8,421,000

TOTAL INVESTMENTS – 99.8%
(Cost $38,016,191)		47,494,277

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		98,540

NET ASSETS – 100.0%		$47,592,817

44 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 103.1%

Consumer Discretionary – 29.9%
Auto Components - 5.2%
†Automodular Corporation	29,000	$66,613
Drew Industries	801	41,011
†Selamat Sempurna	302,100	85,641
†Standard Motor Products	1,700	62,560

		255,825

Household Durables - 1.2%
†Lifetime Brands	3,800	59,774

Leisure Equipment & Products - 2.2%
†Nautilus [1]	12,700	107,061

Media - 6.0%
†Asian Pay Television Trust	108,000	63,330
†Global Mediacom	601,000	93,829
IMAX Corporation [1]	1,000	29,480
†Television Broadcasts	16,200	108,010

		294,649

Multiline Retail - 2.8%
†Golden Eagle Retail Group	60,100	79,366
†Tuesday Morning [1]	3,500	55,860

		135,226

Specialty Retail - 9.4%
†Asahi Company	3,200	44,607
†Cache [1]	10,000	54,300
†Destination Maternity [5]	3,000	89,640
Luk Fook Holdings (International)	8,900	33,859
†Oriental Watch Holdings	175,000	46,265
†Padini Holdings	101,100	55,866
Signet Jewelers	1,200	94,440
†USS	3,000	41,136

		460,113

Textiles, Apparel & Luxury Goods - 3.1%
Daphne International Holdings	189,400	85,244
†MC Group	84,000	29,653
Stella International Holdings	13,300	33,892

		148,789

Total (Cost $1,373,075)		1,461,437

Consumer Staples – 5.7%
Food & Staples Retailing - 1.8%
FamilyMart	1,900	86,692

Food Products - 3.9%
†Farmer Bros. [1]	2,600	60,476
First Resources	39,000	65,517
SunOpta [1]	6,300	63,063

		189,056

Total (Cost $226,635)		275,748

Energy – 3.0%
Energy Equipment & Services - 3.0%
TGS-NOPEC Geophysical	4,100	108,697
Total Energy Services	1,900	36,882

Total (Cost $139,418)		145,579

Financials – 8.2%
Capital Markets - 4.4%
Ashmore Group	11,400	75,757
†CETIP - Mercados Organizados	4,400	45,133
Sprott	18,100	44,643
Value Partners Group	62,800	48,673

		214,206

Real Estate Management & Development - 3.8%
†Brasil Brokers Participacoes	33,600	83,314
E-House (China) Holdings ADR [5]	2,961	44,652
Midland Holdings	124,900	60,241

		188,207

Total (Cost $388,554)		402,413

Health Care – 4.0%
Health Care Equipment & Supplies - 3.0%
Analogic Corporation [5]	500	44,280
Invacare Corporation [5]	4,300	99,803

		144,083

Health Care Providers & Services - 1.0%
†Addus HomeCare [1]	2,200	49,390

Total (Cost $162,415)		193,473

Industrials – 19.0%
Air Freight & Logistics - 2.4%
†Aramex	71,300	59,012
†Clarke	8,000	60,174

		119,186

Building Products - 2.5%
Insteel Industries	3,573	81,214
WaterFurnace Renewable Energy	1,700	38,393

		119,607

Commercial Services & Supplies - 3.0%
†Blue Label Telecoms	114,600	92,860
Team [1,5]	1,244	52,671

		145,531

Machinery - 6.4%
†Lindsay Corporation	700	57,925
†Obara Group	1,600	49,986
Sarin Technologies	54,400	79,750
Sun Hydraulics [5]	1,100	44,913
†Zuiko Corporation	1,300	78,264

		310,838

Marine - 1.8%
Clarkson	2,700	89,466

Professional Services - 2.9%
Acacia Research [5]	6,600	95,964

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 45

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Industrials (continued)
Professional Services (continued)
†Nihon M&A Center	700	$47,128

		143,092

Total (Cost $813,414)		927,720

Information Technology – 24.4%
Communications Equipment - 0.9%
Plantronics	1,000	46,450

Electronic Equipment, Instruments & Components - 3.1%
†Littelfuse	1,000	92,930
Vishay Intertechnology [1]	4,300	57,018

		149,948

IT Services - 4.2%
Computer Task Group [5]	6,629	125,288
†Metrofile Holdings	108,800	48,540
Total System Services [5]	1,000	33,280

		207,108

Semiconductors & Semiconductor Equipment - 8.6%
†Eugene Technology	3,808	60,619
Kulicke & Soffa Industries [1]	4,100	54,530
Miraial	6,000	89,678
MKS Instruments	2,388	71,497
Photronics [1,5]	5,340	48,220
Silicon Motion Technology ADR	2,900	41,035
Teradyne [1,5]	2,950	51,979

		417,558

Software - 7.6%
Actuate Corporation [1,5]	6,600	50,886
American Software Cl. A [5]	5,164	50,969
†NetScout Systems [1]	1,500	44,385
†Nexon	9,500	87,684
†SeaChange International [1]	7,300	88,768
†Totvs	3,000	46,998

		369,690

Total (Cost $1,032,005)		1,190,754

Materials – 4.2%
Chemicals - 1.2%
†C. Uyemura & Co.	1,400	61,153

Metals & Mining - 3.0%
†Franco-Nevada Corporation	1,000	40,740
†Imdex	123,500	68,369
Royal Gold	800	36,856

		145,965

Total (Cost $213,758)		207,118

Telecommunication Services – 0.0%
Diversified Telecommunication Services - 0.0%
†Premiere Global Services [1]	100	1,159

Total (Cost $1,097)		1,159

Miscellaneous [4] – 4.7%
Total (Cost $210,991)		228,282

TOTAL COMMON STOCKS
(Cost $4,561,362)		5,033,683

TOTAL INVESTMENTS – 103.1%
(Cost $4,561,362)		5,033,683

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.1)%		(151,988)

NET ASSETS – 100.0%		$4,881,695

SECURITIES SOLD SHORT
COMMON STOCKS – 7.5%
Consumer Discretionary – 1.9%
Hotels, Restaurants & Leisure - 1.2%
Buffalo Wild Wings	400	$58,880

Internet & Catalog Retail - 0.7%
Vipshop Holdings ADR	400	33,472

Total (Proceeds $92,707)		92,352

Diversified Investment Companies – 4.8%
Exchange Traded Funds - 4.8%
iShares Micro-Cap ETF	1,200	90,264
VelocityShares Daily Inverse VIX Short-Term ETN	4,200	144,396

Total (Proceeds $197,720)		234,660

Financials – 0.3%
Commercial Banks - 0.3%
Direxion Daily Financial Bear 3X Shares	700	15,043

Total (Proceeds $36,763)		15,043

Industrials – 0.5%
Machinery - 0.5%
Middleby Corporation	100	23,997

Total (Proceeds $21,504)		23,997

Information Technology – 0.0%
Internet Software & Services - 0.0%
Pandora Media	100	2,660

Total (Proceeds $2,829)		2,660

FIXED INCOME– 1.2%
Government Bonds – 1.2%
iShares 20+ Year Treasury Bond ETF	550	56,023

Total (Proceeds $63,699)		56,023

TOTAL SECURITIES SOLD SHORT
(Proceeds $415,222)		$424,735

46 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 93.7%

Austria – 4.5%
Mayr-Melnhof Karton	5,325	$659,304
Semperit AG Holding	12,200	604,123

Total (Cost $1,126,630)		1,263,427

Belgium – 4.8%
EVS Broadcast Equipment	8,000	517,153
Sipef	6,200	492,143
Van de Velde	6,900	345,520

Total (Cost $1,333,550)		1,354,816

Cyprus – 1.3%
†Globaltrans Investment GDR	23,500	373,650

Total (Cost $351,770)		373,650

Denmark – 0.9%
H. Lundbeck	10,000	252,639

Total (Cost $156,494)		252,639

Finland – 3.0%
†F-Secure	145,000	373,021
Nokian Renkaat	9,600	460,518

Total (Cost $772,334)		833,539

France – 17.1%
Altamir	22,000	312,339
Alten	4,700	213,371
Audika Groupe [1]	29,000	424,486
Beneteau [1]	10,000	186,682
bioMerieux	3,300	346,251
Boiron	6,350	447,617
Manutan International	6,285	395,740
Parrot [1]	20,000	544,777
Societe Internationale de Plantations d’Heveas	4,300	302,282
Stallergenes	8,000	597,054
Vetoquinol	12,700	536,371
Virbac	2,250	480,704

Total (Cost $4,314,844)		4,787,674

Germany – 13.2%
Aixtron [1]	19,500	282,077
†Amadeus Fire	3,500	262,896
†Bertrandt	2,400	366,486
Carl Zeiss Meditec	9,700	323,132
†Gerry Weber International	7,500	318,457
KWS Saat	950	326,729
†LPKF Laser & Electronics	15,000	383,407
†Mobotix	10,500	210,895
Nemetschek	2,400	166,141
PUMA	1,200	387,947
†SMT Scharf	11,700	314,510
†SNP Schneider-Neureither & Partner	9,200	143,081
Takkt	12,000	222,698

Total (Cost $3,332,191)		3,708,456

Italy – 5.2%
Azimut Holding	8,500	231,881
†De’Longhi	23,400	382,111
DiaSorin	7,000	328,283
Recordati	35,000	503,644

Total (Cost $920,307)		1,445,919

Netherlands – 1.8%
Beter Bed Holding	12,500	302,740
Fugro	3,600	214,518

Total (Cost $432,346)		517,258

Norway – 4.6%
Ekornes	20,000	271,215
Fred. Olsen Energy	5,100	207,605
†MultiClient Geophysical [1]	225,392	79,153
†Spectrum	46,100	281,223
TGS-NOPEC Geophysical	17,500	463,951

Total (Cost $1,575,029)		1,303,147

Slovenia – 1.0%
†Krka d.d., Novo mesto	3,300	272,388

Total (Cost $258,885)		272,388

Spain – 0.5%
†Let’s GOWEX	7,200	129,261

Total (Cost $51,364)		129,261

Sweden – 1.2%
Lundin Petroleum [1]	17,500	341,193

Total (Cost $375,110)		341,193

Switzerland – 8.2%
Burckhardt Compression Holding	500	219,158
†Forbo Holding	700	597,949
Partners Group Holding	800	213,351
†Straumann Holding	700	130,889
Sulzer	1,300	209,708
VZ Holding	2,000	373,073
Zehnder Group	12,000	551,539

Total (Cost $1,709,854)		2,295,667

Turkey – 1.1%
Mardin Cimento Sanayii	150,000	297,348

Total (Cost $506,749)		297,348

United Kingdom – 25.3%
Ashmore Group	67,500	448,560
†Aveva Group	7,500	268,761
Clarkson	14,000	463,898

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 47

Schedules of Investments

Royce European Smaller-Companies Fund (continued)

	SHARES	VALUE
United Kingdom (continued)
†Consort Medical	30,000	$475,423
†Devro	59,000	281,379
Domino Printing Sciences	30,000	380,040
†E2V Technologies	240,000	596,142
†Elementis	103,500	460,870
EnQuest [1]	179,300	399,643
†Fidessa Group	6,500	242,506
†Homeserve	70,000	319,118
Jupiter Fund Management	45,000	286,893
†Lancashire Holdings	15,000	201,446
Latchways	16,700	348,445
†Photo-Me International	68,100	148,575
Rotork	7,500	356,443
†Sepura	70,000	162,283
Severfield-Rowen [1]	280,000	279,359
Spirax-Sarco Engineering	4,815	238,405
Spirent Communications	210,000	360,964
Victrex	12,500	380,247

Total (Cost $5,755,153)		7,099,400

TOTAL COMMON STOCKS
(Cost $22,972,610)		26,275,782

REPURCHASE AGREEMENT – 6.3%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $1,768,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52% due 5/20/16, valued at $1,807,738)
(Cost $1,768,000)		1,768,000

TOTAL INVESTMENTS – 100.0%
(Cost $24,740,610)		28,043,782

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.0%		2,188

NET ASSETS – 100.0%		$28,045,970

Royce Enterprise Select Fund

	SHARES	VALUE
COMMON STOCKS – 72.8%

Consumer Discretionary – 16.0%
Auto Components - 0.9%
†Standard Motor Products	600	$22,080

Automobiles - 3.1%
Thor Industries [5]	1,470	81,188

Distributors - 2.4%
†Core-Mark Holding Company	365	27,714
Genuine Parts	430	35,772

		63,486

Household Durables - 4.4%
Garmin	238	11,000
Harman International Industries	230	18,826
Mohawk Industries [1]	370	55,093
NVR [1]	30	30,780

		115,699

Multiline Retail - 1.1%
Dollar Tree [1,5]	530	29,903

Specialty Retail - 3.5%
Advance Auto Parts	340	37,631
†Finish Line (The) Cl. A	700	19,719
†Ross Stores	200	14,986
Signet Jewelers	250	19,675

		92,011

Textiles, Apparel & Luxury Goods - 0.6%
Gildan Activewear	300	15,993

Total (Cost $354,010)		420,360

Energy – 2.8%
Energy Equipment & Services - 2.8%
Helmerich & Payne	420	35,314
†SEACOR Holdings [1]	420	38,304

Total (Cost $62,872)		73,618

Financials – 4.8%
Capital Markets - 0.7%
Federated Investors Cl. B	700	20,160

Diversified Financial Services - 1.1%
Moody’s Corporation	370	29,034

Real Estate Management & Development - 3.0%
Jones Lang LaSalle	220	22,526
Kennedy-Wilson Holdings	2,500	55,625

		78,151

Total (Cost $107,169)		127,345

Health Care – 5.6%
Health Care Equipment & Supplies - 3.2%
DENTSPLY International	1,300	63,024
IDEXX Laboratories [1]	200	21,274

		84,298

Health Care Providers & Services - 0.9%
Schein (Henry) [1]	210	23,995

48 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Health Care (continued)
Life Sciences Tools & Services - 1.5%
†Techne Corporation	400	$37,868

Total (Cost $126,165)		146,161

Industrials – 21.5%
Aerospace & Defense - 2.2%
Curtiss-Wright	930	57,874

Air Freight & Logistics - 0.3%
Expeditors International of Washington	200	8,850

Commercial Services & Supplies - 5.3%
Cintas Corporation	500	29,795
Copart [1]	1,500	54,975
Ritchie Bros. Auctioneers	1,600	36,688
UniFirst Corporation	165	17,655

		139,113

Construction & Engineering - 2.3%
Jacobs Engineering Group [1]	590	37,164
KBR	700	22,323

		59,487

Electrical Equipment - 2.0%
†EnerSys	750	52,567

Machinery - 6.8%
†AGCO Corporation	630	37,290
Donaldson Company	691	30,031
Kennametal	520	27,076
Mueller Industries	340	21,423
Valmont Industries	300	44,736
WABCO Holdings [1]	200	18,682

		179,238

Professional Services - 2.6%
†Huron Consulting Group [1]	184	11,541
ManpowerGroup	670	57,526

		69,067

Total (Cost $473,217)		566,196

Information Technology – 13.6%
Communications Equipment - 0.7%
†Plantronics	400	18,580

Computers & Peripherals - 1.7%
Western Digital	520	43,628

Electronic Equipment, Instruments & Components - 6.7%
Avnet	800	35,288
AVX Corporation	4,160	57,949
Coherent [1]	270	20,085
†Methode Electronics	517	17,676
Rogers Corporation [1]	758	46,617

		177,615

IT Services - 2.3%
†DST Systems	400	36,296
Fiserv [1]	400	23,620

		59,916

Semiconductors & Semiconductor Equipment - 1.5%
Diodes [1]	600	14,136
†Skyworks Solutions [1]	900	25,704

		39,840

Software - 0.7%
MICROS Systems [1]	300	17,211

Total (Cost $292,618)		356,790

Materials – 5.1%
Chemicals - 3.9%
†Axiall Corporation	440	20,874
†Innospec	126	5,824
†Rockwood Holdings	500	35,960
Westlake Chemical	330	40,283

		102,941

Metals & Mining - 1.2%
Reliance Steel & Aluminum	430	32,611

Total (Cost $120,070)		135,552

Utilities – 1.7%
Gas Utilities - 1.7%
UGI Corporation	1,100	45,606

Total (Cost $35,656)		45,606

Miscellaneous [4] – 1.7%
Total (Cost $41,258)		44,127

TOTAL COMMON STOCKS
(Cost $1,613,035)		1,915,755

FIXED INCOME – 1.9%
Government Bonds – 1.9%
†iShares 1-3 Year Treasury Bond ETF	590	49,784

TOTAL FIXED INCOME
(Cost $49,848)		49,784

REPURCHASE AGREEMENT – 25.6%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $673,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.50% due 4/29/16, valued at $690,000)
(Cost $673,000)		673,000

TOTAL INVESTMENTS – 100.3%
(Cost $2,335,883)		2,638,539

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(8,607)

NET ASSETS – 100.0%		$2,629,932

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 49

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 92.6%

Consumer Discretionary – 11.4%
Auto Components - 0.3%
Autoliv	370	$33,966

Automobiles - 3.8%
Thor Industries	7,900	436,317

Household Durables - 2.2%
Garmin	5,500	254,210

Multiline Retail - 1.2%
Dollar Tree [1]	2,400	135,408

Specialty Retail - 3.9%
†Chico’s FAS	6,100	114,924
Signet Jewelers	4,320	339,984

		454,908

Total (Cost $964,130)		1,314,809

Consumer Staples – 1.1%
Food Products - 1.1%
Sanderson Farms	1,700	122,961

Total (Cost $90,213)		122,961

Energy – 11.3%
Energy Equipment & Services - 10.4%
Helmerich & Payne	5,900	496,072
Pason Systems	14,700	318,010
Trican Well Service	20,500	250,497
Unit Corporation [1]	2,600	134,212

		1,198,791

Oil, Gas & Consumable Fuels - 0.9%
†HollyFrontier Corporation	2,200	109,318

Total (Cost $1,114,816)		1,308,109

Financials – 15.8%
Capital Markets - 11.5%
†Artisan Partners Asset Management Cl. A	2,600	169,494
Ashmore Group	45,300	301,033
Federated Investors Cl. B	7,900	227,520
Partners Group Holding	400	106,676
Sprott	89,800	221,488
Value Partners Group	384,000	297,621

		1,323,832

Diversified Financial Services - 0.5%
Leucadia National	1,950	55,263

Real Estate Management & Development - 3.8%
Jones Lang LaSalle	830	84,984
Kennedy-Wilson Holdings	16,000	356,000

		440,984

Total (Cost $1,628,248)		1,820,079

Health Care – 4.9%
Biotechnology - 3.8%
†Cubist Pharmaceuticals [1]	1,900	130,853
Myriad Genetics [1]	14,500	304,210

		435,063

Pharmaceuticals - 1.1%
†Medicines Company (The) [1]	3,500	135,170

Total (Cost $591,600)		570,233

Industrials – 16.9%
Construction & Engineering - 4.0%
Jacobs Engineering Group [1]	7,300	459,827

Machinery - 10.5%
†AGCO Corporation	1,400	82,866
Kennametal	3,200	166,624
Lincoln Electric Holdings	1,900	135,546
†Lindsay Corporation	700	57,925
Semperit AG Holding	7,400	366,435
Valmont Industries	2,325	346,704
Wabtec Corporation	700	51,989

		1,208,089

Marine - 0.6%
Kirby Corporation [1]	700	69,475

Professional Services - 1.8%
ManpowerGroup	2,000	171,720
Towers Watson & Co. Cl. A	300	38,283

		210,003

Total (Cost $1,406,776)		1,947,394

Information Technology – 16.0%
Computers & Peripherals - 6.9%
SanDisk Corporation	3,700	260,998
Western Digital	6,400	536,960

		797,958

Electronic Equipment, Instruments & Components - 1.5%
AVX Corporation	12,200	169,946

Semiconductors & Semiconductor Equipment - 7.6%
Analog Devices	2,300	117,139
†Cirrus Logic [1]	13,100	267,633
International Rectifier [1]	6,342	165,336
Teradyne [1]	18,350	323,327

		873,435

Total (Cost $1,331,465)		1,841,339

Materials – 15.2%
Chemicals - 3.0%
Westlake Chemical	2,800	341,796

Metals & Mining - 10.5%
Alamos Gold	8,400	101,773
Globe Specialty Metals	17,200	309,772
Pan American Silver	17,700	207,090
†Randgold Resources ADR	2,300	144,463
Reliance Steel & Aluminum	5,900	447,456

		1,210,554

50 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Materials (continued)
Paper & Forest Products - 1.7%
Stella-Jones	7,600	$194,963

Total (Cost $1,519,674)		1,747,313

TOTAL COMMON STOCKS
(Cost $8,646,922)		10,672,237

REPURCHASE AGREEMENT – 4.6%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $525,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52% due 5/20/16, valued at $539,325)
(Cost $525,000)		525,000

TOTAL INVESTMENTS – 97.2%
(Cost $9,171,922)		11,197,237

CASH AND OTHER ASSETS
LESS LIABILITIES – 2.8%		323,016

NET ASSETS – 100.0%		$11,520,253

Royce Focus Value Fund

	SHARES	VALUE
COMMON STOCKS – 96.7%

Consumer Discretionary – 10.4%
Automobiles - 1.4%
Thor Industries	3,000	$165,690

Leisure Equipment & Products - 1.6%
†Nautilus [1]	22,800	192,204

Media - 2.9%
†E.W. Scripps Company Cl. A [1]	9,500	206,340
†Sirius XM Canada Holdings Cl. A	14,300	133,274

		339,614

Specialty Retail - 4.5%
Buckle (The)	3,500	183,960
GameStop Corporation Cl. A	3,100	152,706
†Lowe’s Companies	3,900	193,245

		529,911

Total (Cost $937,875)		1,227,419

Consumer Staples – 3.8%
Food Products - 3.8%
Cal-Maine Foods	2,000	120,460
Industrias Bachoco ADR	4,500	181,215
Sanderson Farms	2,000	144,660

Total (Cost $211,314)		446,335

Energy – 9.9%
Energy Equipment & Services - 4.4%
Helmerich & Payne	2,400	201,792
†RigNet [1]	6,600	316,338

		518,130

Oil, Gas & Consumable Fuels - 5.5%
Africa Oil [1]	15,000	130,337
†Diamondback Energy [1]	1,700	89,862
Exxon Mobil	3,500	354,200
†Lundin Petroleum [1]	3,900	76,037

		650,436

Total (Cost $891,459)		1,168,566

Financials – 22.9%
Capital Markets - 7.4%
Affiliated Managers Group [1]	600	130,128
Franklin Resources	7,500	432,975
†Och-Ziff Capital Management Group LLC Cl. A	10,000	148,000
Sprott	67,050	165,376

		876,479

Diversified Financial Services - 11.8%
Berkshire Hathaway Cl. B [1]	3,500	414,960
†ING U.S.	12,200	428,830
†JPMorgan Chase & Co.	4,100	239,768
†McGraw Hill Financial	4,000	312,800

		1,396,358

Real Estate Investment Trusts (REITs) - 1.2%
†Eurobank Properties Real Estate Investment [1]	12,500	138,946

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 51

Schedules of Investments

Royce Focus Value Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 2.5%
Kennedy-Wilson Holdings	13,400	$298,150

Total (Cost $1,982,133)		2,709,933

Health Care – 7.3%
Biotechnology - 3.0%
†Cubist Pharmaceuticals [1]	4,200	289,254
Myriad Genetics [1]	3,100	65,038

		354,292

Pharmaceuticals - 4.3%
†Medicines Company (The) [1]	2,700	104,274
†Valeant Pharmaceuticals International [1]	3,400	399,160

		503,434

Total (Cost $738,054)		857,726

Industrials – 16.9%
Aerospace & Defense - 1.1%
†B/E Aerospace [1]	1,500	130,545

Building Products - 2.4%
†Allegion [1]	6,500	287,235

Construction & Engineering - 2.1%
Jacobs Engineering Group [1]	4,000	251,960

Electrical Equipment - 3.4%
†AZZ	4,000	195,440
†OSRAM Licht [1]	3,600	203,053

		398,493

Machinery - 3.1%
†CIRCOR International	2,700	218,106
Lincoln Electric Holdings	2,000	142,680

		360,786

Marine - 2.7%
†Clarkson	5,000	165,678
†Kirby Corporation [1]	1,600	158,800

		324,478

Road & Rail - 2.1%
Patriot Transportation Holding [1]	6,000	249,060

Total (Cost $1,548,249)		2,002,557

Information Technology – 16.0%
Computers & Peripherals - 3.9%
Apple	200	112,222
Western Digital	4,100	343,990

		456,212

Electronic Equipment, Instruments & Components - 3.3%
†LPKF Laser & Electronics	10,900	278,609
†Rogers Corporation [1]	1,900	116,850

		395,459

Internet Software & Services - 1.3%
†QuinStreet [1]	17,000	147,730

IT Services - 1.4%
†MasterCard Cl. A	200	167,092

Semiconductors & Semiconductor Equipment - 2.0%
MKS Instruments	8,000	239,520

Software - 4.1%
†MICROS Systems [1]	4,300	246,691
Microsoft Corporation	6,500	243,295

		489,986

Total (Cost $1,530,700)		1,895,999

Materials – 8.1%
Chemicals - 3.0%
†Methanex Corporation	2,000	118,480
†W.R. Grace & Co. [1]	2,400	237,288

		355,768

Metals & Mining - 5.1%
†Molycorp [1]	32,900	184,898
Randgold Resources ADR	2,500	157,025
Reliance Steel & Aluminum	3,500	265,440

		607,363

Total (Cost $808,472)		963,131

Miscellaneous [4] – 1.4%
Total (Cost $166,665)		169,989

TOTAL COMMON STOCKS
(Cost $8,814,921)		11,441,655

FIXED INCOME – 1.2%
Government Bonds – 1.2%
ProShares UltraShort 20+ Year Treasury [1]	1,750	138,600

TOTAL FIXED INCOME
(Cost $185,658)		138,600

REPURCHASE AGREEMENT – 3.3%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $396,000 (collateralized
by obligations of various U.S. Government
Agencies, 5.125% due 1/2/14, valued at $405,863)
(Cost $396,000)		396,000

TOTAL INVESTMENTS – 101.2%
(Cost $9,396,579)		11,976,255

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.2)%		(142,648)

NET ASSETS – 100.0%		$11,833,607

52 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 86.5%

Consumer Discretionary – 2.3%
Household Durables - 1.0%
Hunter Douglas	600	$27,157

Media - 1.3%
Morningstar	480	37,483

Total (Cost $38,308)		64,640

Energy – 5.2%
Energy Equipment & Services - 5.2%
Ensco Cl. A	560	32,021
Schlumberger	288	25,952
Tidewater	720	42,674
Transocean	900	44,478

Total (Cost $117,920)		145,125

Financials – 29.6%
Capital Markets - 22.9%
†ASA Gold and Precious Metals	2,700	33,102
Ashmore Group	8,000	53,163
†Aurelius	900	36,525
Bank of New York Mellon (The)	1,360	47,518
Coronation Fund Managers	4,300	32,777
Jupiter Fund Management	7,300	46,540
KKR & Co. L.P.	1,040	25,313
†Monroe Capital	3,390	41,358
Northern Trust	448	27,727
†RHJ International [1]	8,000	40,611
†Schwab (Charles)	1,656	43,056
SEI Investments	1,152	40,009
†Sprott	18,200	44,890
State Street	886	65,023
Value Partners Group	84,000	65,104

		642,716

Diversified Financial Services - 1.5%
Moody’s Corporation	525	41,197

Insurance - 2.9%
E-L Financial	120	80,207

Real Estate Management & Development - 2.3%
Jones Lang LaSalle	320	32,765
†Midland Holdings	64,000	30,868

		63,633

Total (Cost $637,574)		827,753

Health Care – 4.8%
Biotechnology - 0.7%
Myriad Genetics [1]	880	18,462

Health Care Equipment & Supplies - 2.1%
†Atrion Corporation	200	59,250

Health Care Providers & Services - 0.9%
†Landauer	500	26,305

Pharmaceuticals - 1.1%
Adcock Ingram Holdings	4,400	29,739

Total (Cost $127,942)		133,756

Industrials – 20.0%
Air Freight & Logistics - 1.7%
Expeditors International of
Washington	1,040	46,020

Commercial Services & Supplies - 1.8%
†Heritage-Crystal Clean [1]	2,400	49,176

Machinery - 6.7%
Foster (L.B.) Company	640	30,265
Graco	576	44,997
†RBC Bearings [1]	560	39,620
Spirax-Sarco Engineering	770	38,125
Valmont Industries	240	35,789

		188,796

Professional Services - 6.0%
†Acacia Research	1,700	24,718
ManpowerGroup	560	48,082
Towers Watson & Co. Cl. A	392	50,023
Verisk Analytics Cl. A [1]	698	45,872

		168,695

Road & Rail - 2.7%
Landstar System	640	36,768
Patriot Transportation Holding [1]	960	39,850

		76,618

Trading Companies & Distributors - 1.1%
†Applied Industrial Technologies	640	31,418

Total (Cost $356,806)		560,723

Information Technology – 14.0%
Computers & Peripherals - 1.2%
†Western Digital	400	33,560

Electronic Equipment, Instruments & Components - 7.3%
Amphenol Corporation Cl. A	300	26,754
Anixter International	400	35,936
FARO Technologies [1]	600	34,980
IPG Photonics [1]	440	34,148
†National Instruments	1,200	38,424
†Sutron Corporation [1]	6,700	34,673

		204,915

IT Services - 2.1%
MasterCard Cl. A	71	59,318

Office Electronics - 1.7%
Zebra Technologies Cl. A [1]	880	47,590

Software - 1.7%
†SimCorp	1,200	47,245

Total (Cost $234,921)		392,628

Materials – 8.6%
Chemicals - 0.6%
Airgas	160	17,896

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 53

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE
Materials (continued)
Containers & Packaging - 3.0%
Greif Cl. A	704	$36,890
Mayr-Melnhof Karton	375	46,430

		83,320

Metals & Mining - 3.7%
†Fresnillo	2,000	24,690
†Pan American Silver	3,200	37,440
Reliance Steel & Aluminum	560	42,471

		104,601

Paper & Forest Products - 1.3%
†Stella-Jones	1,400	35,914

Total (Cost $217,934)		241,731

Telecommunication Services – 1.5%
Diversified Telecommunication Services - 1.5%
†Global Telecom & Technology [1]	5,900	43,070

Total (Cost $25,114)		43,070

Miscellaneous [4] – 0.5%
Total (Cost $12,482)		13,520

TOTAL COMMON STOCKS
(Cost $1,769,001)		2,422,946

REPURCHASE AGREEMENT – 11.0%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $308,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52% due 5/20/16, valued at $314,606)
(Cost $308,000)		308,000

TOTAL INVESTMENTS – 97.5%
(Cost $2,077,001)		2,730,946

CASH AND OTHER ASSETS
LESS LIABILITIES – 2.5%		70,087

NET ASSETS – 100.0%		$2,801,033

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 98.6%

Consumer Discretionary – 13.1%
Auto Components - 1.4%
†Tower International [1]	11,500	$246,100

Diversified Consumer Services - 0.6%
†Apollo Education Group Cl. A [1]	4,000	109,280

Hotels, Restaurants & Leisure - 1.9%
Orient-Express Hotels Cl. A [1]	21,500	324,865

Household Durables - 3.1%
†Dixie Group [1,5]	12,000	158,400
M.D.C. Holdings [1]	12,000	386,880

		545,280

Multiline Retail - 1.9%
†Fred’s Cl. A	12,000	222,240
J.C. Penney Company [1]	11,000	100,650

		322,890

Specialty Retail - 1.3%
Zumiez [1]	9,000	234,000

Textiles, Apparel & Luxury Goods - 2.9%
†Jones Group (The)	18,000	269,280
Quiksilver [1]	28,000	245,560

		514,840

Total (Cost $1,965,624)		2,297,255

Energy – 10.0%
Energy Equipment & Services - 5.5%
†C&J Energy Services [1]	9,000	207,900
Hercules Offshore [1]	37,000	241,610
Key Energy Services [1]	6,000	47,400
†McDermott International [1]	24,500	224,420
Newpark Resources [1]	2,000	24,580
Patterson-UTI Energy	8,500	215,220

		961,130

Oil, Gas & Consumable Fuels - 4.5%
Goodrich Petroleum [1]	9,500	161,690
Scorpio Tankers	16,000	188,640
Swift Energy [1]	22,500	303,750
†Warren Resources [1]	42,500	133,450

		787,530

Total (Cost $1,528,018)		1,748,660

Financials – 11.4%
Commercial Banks - 6.3%
†First NBC Bank Holding Company [1]	7,000	226,100
†Guaranty Bancorp	7,000	98,350
†Independent Bank Group [5]	7,500	372,450
†TriState Capital Holdings [1]	16,000	189,760
†Trustmark Corporation	8,000	214,720

		1,101,380

Real Estate Investment Trusts (REITs) - 2.1%
LaSalle Hotel Properties [5]	5,300	163,558
RAIT Financial Trust	23,000	206,310

		369,868

54 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 2.2%
†Kennedy-Wilson Holdings	17,000	$378,250

Thrifts & Mortgage Finance - 0.8%
Radian Group	10,000	141,200

Total (Cost $1,560,463)		1,990,698

Health Care – 1.7%
Health Care Equipment & Supplies - 1.7%
Accuray [1]	18,000	156,780
†OraSure Technologies [1]	21,500	135,235

Total (Cost $206,807)		292,015

Industrials – 22.4%
Aerospace & Defense - 1.7%
Kratos Defense & Security Solutions [1]	38,000	291,840

Air Freight & Logistics - 1.4%
XPO Logistics [1]	9,500	249,755

Airlines - 2.0%
JetBlue Airways [1]	41,000	350,550

Building Products - 4.2%
Builders FirstSource [1]	26,500	189,210
NCI Building Systems [1]	14,500	254,330
†Quanex Building Products	14,500	288,840

		732,380

Construction & Engineering - 1.0%
Ameresco Cl. A [1,5]	18,000	173,880

Electrical Equipment - 3.3%
†General Cable	8,500	249,985
†II-VI [1]	7,500	132,000
†PowerSecure International [1]	11,300	194,021

		576,006

Machinery - 5.4%
†Accuride Corporation [1]	43,000	160,390
Commercial Vehicle Group [1,5]	20,000	145,400
Hardinge	9,500	137,465
Meritor [1]	25,000	260,750
Mueller Water Products Cl. A	25,000	234,250

		938,255

Road & Rail - 1.5%
Arkansas Best	5,300	178,504
Swift Transportation Cl. A [1]	4,000	88,840

		267,344

Trading Companies & Distributors - 1.9%
†Air Lease Cl. A	11,000	341,880

Total (Cost $3,214,498)		3,921,890

Information Technology – 28.2%
Communications Equipment - 4.2%
†Extreme Networks [1]	57,000	399,000
†NETGEAR [1,5]	2,500	82,350
Oclaro [1]	42,500	105,825
Westell Technologies Cl. A [1]	36,000	145,800

		732,975

Computers & Peripherals - 3.2%
Datalink Corporation [1]	19,500	212,550
†Logitech International	17,000	232,730
†QLogic Corporation [1]	10,000	118,300

		563,580

Electronic Equipment, Instruments & Components - 2.0%
Audience [1]	13,000	151,320
Newport Corporation [1]	10,500	189,735

		341,055

Semiconductors & Semiconductor Equipment - 18.3%
Alpha & Omega Semiconductor [1]	12,000	92,520
†ATMI [1]	2,300	69,483
Exar Corporation [1,5]	16,500	194,535
†Fairchild Semiconductor International [1]	18,000	240,300
FormFactor [1]	23,500	141,470
Inphi Corporation [1,5]	7,500	96,750
Integrated Silicon Solution [1]	13,500	163,215
†International Rectifier [1]	9,000	234,630
†Intersil Corporation Cl. A	18,500	212,195
LTX-Credence Corporation [1]	25,500	203,745
†MagnaChip Semiconductor [1]	9,000	175,500
†Mattson Technology [1]	57,000	156,180
NeoPhotonics Corporation [1]	35,000	247,100
OmniVision Technologies [1]	11,500	197,800
Rubicon Technology [1]	24,000	238,800
Rudolph Technologies [1,5]	19,000	223,060
SunEdison [1]	15,500	202,275
TriQuint Semiconductor [1]	10,000	83,400
Ultratech [1]	1,000	29,000

		3,201,958

Software - 0.5%
Smith Micro Software [1]	55,000	81,400

Total (Cost $4,026,104)		4,920,968

Materials – 6.8%
Chemicals - 2.7%
†Kraton Performance Polymers [1]	10,500	242,025
OM Group [1]	6,000	218,460

		460,485

Metals & Mining - 2.9%
†AK Steel Holding Corporation [1]	32,000	262,400
Carpenter Technology	4,000	248,800

		511,200

Paper & Forest Products - 1.2%
Louisiana-Pacific Corporation [1]	11,500	212,865

Total (Cost $1,006,984)		1,184,550

Miscellaneous [4] – 5.0%
Total (Cost $854,602)		867,665

TOTAL COMMON STOCKS
(Cost $14,363,100)		17,223,701

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 55

Schedules of Investments

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $672,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.625% due 7/15/16, valued at $687,757)
(Cost $672,000)		$672,000

TOTAL INVESTMENTS – 102.5%
(Cost $15,035,100)		17,895,701

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.5)%		(434,586)

NET ASSETS – 100.0%		$17,461,115

SECURITIES SOLD SHORT
COMMON STOCKS – 6.6%
Consumer Discretionary – 4.3%
Hotels, Restaurants & Leisure - 1.5%
Fiesta Restaurant Group	1,800	$94,032
Life Time Fitness	2,000	94,000
SeaWorld Entertainment	2,500	71,925

		259,957

Household Durables - 0.2%
iRobot Corporation	1,000	34,770

Specialty Retail - 2.6%
Guess?	1,500	46,605
Lithia Motors Cl. A	1,500	104,130
Lumber Liquidators Holdings	1,000	102,890
Sonic Automotive Cl. A	2,000	48,960
Vitamin Shoppe	3,000	156,030

		458,615

Total (Proceeds $702,387)		753,342

Consumer Staples – 1.2%
Beverages - 0.4%
Dr Pepper Snapple Group	1,500	73,080

Food & Staples Retailing - 0.8%
Fresh Market (The)	2,000	81,000
Sprouts Farmers Markets	1,500	57,645

		138,645

Total (Proceeds $218,877)		211,725

Industrials – 0.7%
Building Products - 0.5%
Trex Company	1,000	79,530

Commercial Services & Supplies - 0.2%
Mobile Mini	1,000	41,180

Total (Proceeds $99,697)		120,710

Information Technology – 0.4%
Software - 0.4%
Fleetmatics Group	1,500	64,875

Total (Proceeds $69,929)		64,875

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,090,890)		$1,150,652

56 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 87.8%

Australia – 0.4%
†Imdex	65,000	$35,984

Total (Cost $69,732)		35,984

Austria – 1.7%
Mayr-Melnhof Karton	700	86,669
Semperit AG Holding	1,500	74,277

Total (Cost $158,732)		160,946

Belgium – 0.5%
EVS Broadcast Equipment	800	51,715

Total (Cost $49,577)		51,715

Brazil – 5.4%
†Brasil Brokers Participacoes	42,500	105,383
†CETIP - Mercados Organizados	6,600	67,700
Eternit	14,000	51,864
Grendene	5,900	45,239
†Iguatemi Empresa de Shopping Centers	4,000	37,809
†MAHLE Metal Leve	6,200	72,006
†Totvs	8,700	136,294

Total (Cost $560,728)		516,295

Canada – 7.8%
†Aimia	3,000	55,100
†Alaris Royalty	2,000	56,239
Canadian Energy Services & Technology	1,207	26,271
†Computer Modelling Group	2,700	67,637
E-L Financial	70	46,787
†Gluskin Sheff + Associates	1,800	43,549
†GMP Capital	11,000	72,695
†KP Tissue	3,000	48,463
Major Drilling Group International	7,500	54,295
Pan American Silver	5,700	66,690
Sprott	22,500	55,495
Stella-Jones	3,840	98,508
Trican Well Service	4,200	51,321

Total (Cost $800,542)		743,050

Chile – 1.0%
†Forus	4,000	20,173
†Inversiones La Construccion	4,000	56,333
†Sonda	8,000	19,183

Total (Cost $115,024)		95,689

China – 1.0%
Daphne International Holdings	100,000	45,007
Pacific Online	105,000	50,237

Total (Cost $109,996)		95,244

Cyprus – 0.7%
Globaltrans Investment GDR	4,000	63,600

Total (Cost $54,719)		63,600

Denmark – 1.3%
H. Lundbeck	2,000	50,528
†Matas [1]	2,600	71,919

Total (Cost $97,353)		122,447

Finland – 1.7%
†F-Secure	23,100	59,426
Nokian Renkaat	1,200	57,565
†Tieto	1,900	42,971

Total (Cost $153,611)		159,962

France – 2.0%
Alten	1,500	68,097
bioMerieux	400	41,970
Vetoquinol	1,900	80,244

Total (Cost $164,542)		190,311

Germany – 3.5%
†Amadeus Fire	500	37,556
†Aurelius	1,500	60,875
†LPKF Laser & Electronics	2,400	61,345
Nemetschek	700	48,458
Pfeiffer Vacuum Technology	430	58,522
†RIB Software	6,500	64,383

Total (Cost $236,990)		331,139

Hong Kong – 12.5%
Arts Optical International Holdings	82,000	18,506
†Bonjour Holdings	215,000	46,858
†Bosideng International Holdings	150,000	28,242
†Dickson Concepts (International)	105,000	63,913
†Goldlion Holdings	60,000	28,861
Le Saunda Holdings	120,000	56,949
Lung Kee (Bermuda) Holdings	150,000	53,777
Media Chinese International	160,000	47,626
Midland Holdings	185,000	89,228
New World Department Store China	135,000	75,906
†Oriental Watch Holdings	207,000	54,724
Pacific Textiles Holdings	52,500	80,027
Pico Far East Holdings	175,000	61,160
†Regent Manner International Holdings	437,000	76,080
Stella International Holdings	32,500	82,819
Television Broadcasts	15,000	100,009
Value Partners Group	120,000	93,006
VTech Holdings	3,000	38,998
Win Hanverky Holdings	276,000	33,458
Xtep International Holdings	135,000	69,639

Total (Cost $1,164,188)		1,199,786

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 57

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE
India – 0.8%
†Graphite India	58,000	$75,014

Total (Cost $79,747)		75,014

Indonesia – 0.5%
Selamat Sempurna	180,000	51,027

Total (Cost $24,794)		51,027

Israel – 0.8%
†Hilan	10,000	79,983

Total (Cost $73,037)		79,983

Italy – 1.2%
DiaSorin	1,000	46,898
Recordati	5,000	71,949

Total (Cost $90,738)		118,847

Japan – 5.3%
Dr.Ci:Labo	12	36,635
EPS Corporation	50	65,521
FamilyMart	1,500	68,441
Hogy Medical	800	42,085
Miraial	3,500	52,312
Moshi Moshi Hotline	5,600	59,930
Santen Pharmaceutical	1,000	46,577
TOTO	4,000	63,318
USS	5,000	68,559

Total (Cost $413,841)		503,378

Malaysia – 2.6%
CB Industrial Product Holding	75,000	73,500
†Media Prima	65,000	51,992
Padini Holdings	70,000	38,681
†Silverlake Axis	115,000	80,194

Total (Cost $204,285)		244,367

Mexico – 1.8%
Bolsa Mexicana de Valores	23,500	53,888
†Fresnillo	6,800	83,947
Industrias Bachoco ADR	800	32,216

Total (Cost $178,263)		170,051

Netherlands – 1.1%
†Exact Holding	2,000	64,658
Hunter Douglas	900	40,734

Total (Cost $87,892)		105,392

Norway – 1.5%
†Fred. Olsen Energy	1,000	40,707
†Oslo Bors VPS Holding	3,500	35,200
TGS-NOPEC Geophysical	2,500	66,279

Total (Cost $126,500)		142,186

Poland – 0.4%
Warsaw Stock Exchange	3,000	41,211

Total (Cost $44,626)		41,211

Singapore – 2.3%
ARA Asset Management	39,050	57,556
ComfortDelGro Corporation	40,000	63,711
†CSE Global	40,000	24,248
†Pan-United Corporation	94,000	71,509

Total (Cost $193,875)		217,024

South Africa – 5.9%
ADvTECH	51,000	31,942
†Afrimat	55,600	66,254
†AVI	6,400	35,008
†Blue Label Telecoms	50,000	40,515
†Cashbuild	3,500	51,716
Coronation Fund Managers	9,200	70,127
†Foschini Group	4,000	36,511
†Gold Fields ADR	12,200	39,040
JSE	6,000	51,323
Lewis Group	12,500	84,485
Raubex Group	26,000	53,908

Total (Cost $584,824)		560,829

South Korea – 0.7%
GS Home Shopping	135	39,284
Hanssem	600	28,597

Total (Cost $36,656)		67,881

Sweden – 0.4%
†Bjoern Borg	9,100	43,011

Total (Cost $40,976)		43,011

Switzerland – 4.6%
Belimo Holding	20	55,154
†Forbo Holding	70	59,795
Kaba Holding	150	72,894
LEM Holding	80	62,597
†Transocean	1,600	79,072
VZ Holding	335	62,490
Zehnder Group	1,100	50,557

Total (Cost $347,402)		442,559

Turkey – 0.5%
Mardin Cimento Sanayii	22,500	44,602

Total (Cost $83,722)		44,602

United Arab Emirates – 0.8%
†Aramex	92,000	76,145

Total (Cost $57,210)		76,145

United Kingdom – 10.3%
Ashmore Group	12,100	80,408

58 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
United Kingdom (continued)
†Aveva Group	1,312	$47,015
Clarkson	1,900	62,958
Close Brothers Group	1,200	27,264
†Consort Medical	4,200	66,559
De La Rue	2,700	38,943
Diploma	3,500	39,122
Domino Printing Sciences	7,800	98,810
†E2V Technologies	21,500	53,404
†Fidessa Group	1,800	67,155
†Homeserve	14,000	63,824
Investec	5,000	36,232
Jupiter Fund Management	12,500	79,693
Latchways	2,400	50,076
Michael Page International	3,500	28,284
Rathbone Brothers	700	18,709
RIT Capital Partners	1,000	20,865
Spirax-Sarco Engineering	950	47,037
†Victrex	2,000	60,840

Total (Cost $759,086)		987,198

United States – 6.8%
†Cabot Corporation	1,000	51,400
†Commercial Metals	3,825	77,762
Expeditors International of Washington	1,100	48,675
FLIR Systems	1,650	49,665
†Fresh Del Monte Produce	2,300	65,090
†Haynes International	900	49,716
KBR	2,200	70,158
†National Instruments	2,000	64,040
†Sun Hydraulics	1,700	69,411
WaterFurnace Renewable Energy	4,500	101,629

Total (Cost $551,663)		647,546

TOTAL COMMON STOCKS
(Cost $7,714,871)		8,384,419

REPURCHASE AGREEMENT – 14.5%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $1,391,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.52% due 5/20/16, valued at $1,423,219)
(Cost $1,391,000)		1,391,000

TOTAL INVESTMENTS – 102.3%
(Cost $9,105,871)		9,775,419

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.3)%		(218,990)

NET ASSETS – 100.0%		$9,556,429

Royce International Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 94.4%

Australia – 4.7%
†Collection House	34,500	$57,914
Imdex	84,500	46,779
†Medusa Mining [1]	11,100	20,219
†Programmed Maintenance Services	18,100	56,565
TFS Corporation	68,851	62,399

Total (Cost $257,953)		243,876

Belgium – 1.4%
EVS Broadcast Equipment	600	38,787
†Picanol Group [1]	400	13,487
†Van de Velde	400	20,030

Total (Cost $59,856)		72,304

Bermuda – 1.0%
Northern Offshore	35,000	54,532

Total (Cost $62,262)		54,532

Brazil – 1.6%
Brasil Brokers Participacoes	25,000	61,990
†T4F Entretenimento [1]	9,100	20,829

Total (Cost $90,684)		82,819

Canada – 7.2%
†AirBoss of America	3,500	25,535
†Altius Minerals [1]	2,600	29,984
†Contrans Group Cl. A	4,400	55,008
†HNZ Group	1,200	24,299
†Lassonde Industries Cl. A	210	20,386
†Magellan Aerospace	7,900	63,215
Major Drilling Group International	8,500	61,535
†MTY Food Group	800	25,817
†Rio Alto Mining [1]	17,600	29,326
Total Energy Services	2,000	38,823

Total (Cost $348,253)		373,928

China – 1.8%
†Daphne International Holdings	86,000	38,706
Pacific Online	110,000	52,629
Qunxing Paper Holdings [2]	41,000	529

Total (Cost $92,459)		91,864

France – 2.6%
†Aufeminin.com [1]	800	36,307
†MGI Coutier	180	24,253
Neurones	2,800	48,496
†Tessi	200	24,906

Total (Cost $108,453)		133,962

Germany – 4.4%
†Amadeus Fire	300	22,534
Bertrandt	200	30,541
LPKF Laser & Electronics	2,200	56,233

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 59

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE
Germany (continued)
Nemetschek	1,000	$69,225
†RIB Software	5,000	49,525

Total (Cost $148,420)		228,058

Hong Kong – 12.3%
†Anxin-China Holdings	100,000	31,853
†China Metal International Holdings	92,000	32,983
Dickson Concepts (International)	75,000	45,652
Embry Holdings	35,000	24,238
Goldlion Holdings	115,000	55,318
†I.T	179,000	46,168
Le Saunda Holdings	82,100	38,963
Lung Kee (Bermuda) Holdings	92,000	32,983
†Media Chinese International	126,800	37,744
Midland Holdings	80,000	38,585
Oriental Watch Holdings	183,000	48,379
Pico Far East Holdings	227,000	79,333
†Regent Manner International Holdings	250,000	43,524
†Tongda Group Holdings	400,000	26,824
Tse Sui Luen Jewellery (International)	61,000	25,960
†Xtep International Holdings	60,000	30,950

Total (Cost $656,515)		639,457

India – 6.0%
AIA Engineering	5,200	40,193
eClerx Services	2,000	34,274
FAG Bearings India	1,700	44,416
Graphite India	26,200	33,886
†Infotech Enterprises	10,800	59,364
†McLeod Russel India	6,900	35,702
†Solar Industries India	2,000	29,424
†Unichem Laboratories	10,800	34,047

Total (Cost $299,659)		311,306

Indonesia – 1.4%
Selamat Sempurna	185,000	52,444
†Sri Rejeki Isman [1]	1,100,000	22,145

Total (Cost $67,209)		74,589

Isle of Man – 0.4%
Geodrill [1]	30,000	20,899

Total (Cost $61,537)		20,899

Israel – 0.7%
†Sarin Technologies	25,000	36,650

Total (Cost $38,671)		36,650

Japan – 16.2%
Asahi Company	2,500	34,849
BML	1,500	50,707
C. Uyemura & Co.	1,500	65,521
EPS Corporation	50	65,521
†Freund Corporation	2,200	33,425
†G-Tekt Corporation	1,200	40,908
Hogy Medical	300	15,782
Mandom Corporation	900	28,459
Milbon	900	35,210
Miraial	5,300	79,216
Moshi Moshi Hotline	1,700	18,193
†Nishikawa Rubber	2,900	49,926
†Nitto Kohki	1,700	30,510
†Obara Group	1,300	40,613
†Pasona Group	4,000	28,107
†Polatechno Company	3,900	28,479
†Relo Holdings	700	35,828
†Ryobi	7,000	28,117
†Tokai Corporation/Gifu	1,400	40,813
†Trancom	1,500	48,215
†Zuiko Corporation	800	48,163

Total (Cost $833,907)		846,562

Malaysia – 3.5%
†Asia Brands	32,200	39,322
CB Industrial Product Holding	70,000	68,600
Coastal Contracts	45,000	47,123
Padini Holdings	50,000	27,629

Total (Cost $140,265)		182,674

Netherlands – 1.2%
Beter Bed Holding	1,300	31,485
†Exact Holding	1,000	32,329

Total (Cost $46,012)		63,814

Norway – 0.6%
†Spectrum	5,500	33,551

Total (Cost $50,652)		33,551

Philippines – 1.1%
†GMA Holdings PDR	306,000	55,502

Total (Cost $51,767)		55,502

Singapore – 2.5%
CSE Global	31,600	19,156
Hour Glass (The)	28,000	37,054
†Pan-United Corporation	46,000	34,994
†Sheng Siong Group	80,000	38,670

Total (Cost $138,373)		129,874

South Africa – 2.8%
†Blue Label Telecoms	81,000	65,634
†Ellies Holdings [1]	60,000	31,802
†Metrofile Holdings	109,000	48,629

Total (Cost $163,245)		146,065

South Korea – 3.7%
†Eugene Technology	4,002	63,707
Handsome	1,200	35,874

60 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
South Korea (continued)
†Huvis Corporation	6,600	$65,666
†Samjin Pharmaceutical	2,140	29,301

Total (Cost $179,374)		194,548

Sri Lanka – 0.9%
Distilleries Company of Sri Lanka	30,000	44,725

Total (Cost $38,581)		44,725

Sweden – 0.7%
†Nolato Cl. B	1,700	38,721

Total (Cost $35,976)		38,721

Switzerland – 2.5%
Inficon Holding	65	25,048
LEM Holding	40	31,299
VZ Holding	200	37,307
Zehnder Group	800	36,769

Total (Cost $87,280)		130,423

Taiwan – 1.6%
Makalot Industrial	7,500	40,515
†Silicon Motion Technology ADR	2,900	41,035

Total (Cost $57,762)		81,550

Thailand – 1.1%
†MC Group	82,200	29,018
†RS	135,000	29,169

Total (Cost $75,285)		58,187

United Arab Emirates – 0.8%
Aramex	52,000	43,038

Total (Cost $25,530)		43,038

United Kingdom – 9.3%
Clarkson	1,900	62,958
†Consort Medical	4,200	66,559
†E2V Technologies	27,500	68,308
†Games Workshop Group	2,500	28,586
†Hogg Robinson Group	12,200	15,909
†Hyder Consulting	2,500	26,288
Latchways	3,000	62,595
†Luxfer Holdings ADR	2,400	50,064
Severfield-Rowen [1]	40,000	39,908
†Vitec Group (The)	2,000	21,163
†Xchanging	15,800	40,162

Total (Cost $420,819)		482,500

United States – 0.4%
WaterFurnace Renewable Energy	900	20,326

Total (Cost $21,830)		20,326

TOTAL COMMON STOCKS
(Cost $4,658,589)	4,916,304

REPURCHASE AGREEMENT – 5.2%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $272,000 (collateralized
by obligations of various U.S. Government
Agencies, 5.125% due 1/2/14, valued at $282,563)
(Cost $272,000)	272,000

TOTAL INVESTMENTS – 99.6%
(Cost $4,930,589)	5,188,304

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.4%	20,358

NET ASSETS – 100.0%	$5,208,662

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 61

Schedules of Investments

Royce International Premier Fund

	SHARES	VALUE
COMMON STOCKS – 94.2%

Austria – 5.1%
Mayr-Melnhof Karton	2,000	$247,626
Semperit AG Holding	4,700	232,736

Total (Cost $427,953)		480,362

Belgium – 2.7%
EVS Broadcast Equipment	4,000	258,576

Total (Cost $239,296)		258,576

Bermuda – 2.0%
†Signet Jewelers	2,400	188,880

Total (Cost $165,930)		188,880

Brazil – 4.7%
†CETIP - Mercados Organizados	10,200	104,626
†LPS Brasil Consultoria de Imoveis	24,000	146,894
†Totvs	12,500	195,825

Total (Cost $480,741)		447,345

China – 1.8%
Daphne International Holdings	382,000	171,928

Total (Cost $317,585)		171,928

Finland – 2.3%
Nokian Renkaat	4,500	215,868

Total (Cost $200,577)		215,868

France – 4.6%
Stallergenes	2,695	201,132
Virbac	1,100	235,011

Total (Cost $357,150)		436,143

Germany – 8.5%
Carl Zeiss Meditec	4,500	149,907
Fielmann	980	114,636
KWS Saat	610	209,794
†LPKF Laser & Electronics	6,500	166,143
†STRATEC Biomedical	4,000	166,460

Total (Cost $668,027)		806,940

Hong Kong – 5.6%
Media Chinese International	500,000	148,832
Stella International Holdings	82,500	210,232
†Television Broadcasts	26,000	173,349

Total (Cost $580,185)		532,413

India – 1.6%
†Bajaj Finance	6,100	155,816

Total (Cost $147,833)		155,816

Italy – 3.9%
DiaSorin	3,500	164,142
Recordati	14,000	201,457

Total (Cost $230,965)		365,599

Japan – 4.7%
FamilyMart	3,500	159,695
MISUMI Group	6,000	188,301
USS	7,000	95,984

Total (Cost $352,558)		443,980

Malaysia – 3.6%
Media Prima	230,000	183,972
†Silverlake Axis	225,000	156,900

Total (Cost $323,238)		340,872

South Africa – 1.8%
†Metrofile Holdings	382,000	170,425

Total (Cost $181,619)		170,425

South Korea – 1.2%
Binggrae	1,200	110,409

Total (Cost $107,461)		110,409

Switzerland – 13.4%
Belimo Holding	65	179,250
Burckhardt Compression Holding	400	175,326
†Forbo Holding	270	230,637
Kaba Holding	400	194,384
LEM Holding	200	156,493
Partners Group Holding	635	169,348
VZ Holding	900	167,883

Total (Cost $932,213)		1,273,321

United Kingdom – 26.7%
Abcam	21,600	175,623
Ashmore Group	30,000	199,360
Aveva Group	5,000	179,174
†Clarkson	6,500	215,381
†Consort Medical	12,500	198,093
Domino Printing Sciences	17,000	215,356
†Elementis	43,000	191,473
†Fidessa Group	3,500	130,580
†Lancashire Holdings	10,000	134,298
†Latchways	8,500	177,352
Oxford Instruments	7,000	204,824
Rotork	4,000	190,103
Spirax-Sarco Engineering	2,400	118,831
Victrex	6,500	197,729

Total (Cost $2,050,036)		2,528,177

62 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

VALUE
TOTAL COMMON STOCKS
(Cost $7,763,367)	$8,927,054

REPURCHASE AGREEMENT – 5.7%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $536,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.625% due 7/15/16, valued at $547,194)
(Cost $536,000)	536,000

TOTAL INVESTMENTS – 99.9%
(Cost $8,299,367)	9,463,054

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	6,526

NET ASSETS – 100.0%	$9,469,580

†	New additions in 2013.
[1]	Non-income producing.
[2]

Securities for which market quotations are not readily available represent 0.0% and 0.0% of net assets for Royce Financial Services Fund and Royce International Micro-Cap Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[3]	This security is defined as a Level 2 security due to the fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	Includes securities first acquired in 2013 and less than 1% of net assets.
[5]	All or a portion of these securities have been segregated as collateral for short sales.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 63

Statements of Assets and Liabilities

	Royce	Royce Micro-Cap	Royce	Royce
	Select	Discovery	Financial	Select
	Fund I	Fund	Services Fund	Fund II
ASSETS:
Investments at value	$45,226,051	$5,522,543	$39,073,277	$5,033,683
Repurchase agreements (at cost and value)	1,998,000	194,000	8,421,000	–
Deposits with brokers for securities sold short	–	–	–	214,135
Cash and foreign currency	192	28	30,533	45,244
Receivable for investments sold	135,960	142,994	967,576	21,019
Receivable for capital shares sold	22,017	103	803,882	–
Receivable for dividends and interest	30,717	2,701	7,472	4,645
Prepaid expenses and other assets	116	15	84	–

Total Assets	47,413,053	5,862,384	49,303,824	5,318,726

LIABILITIES:
Securities sold short, at fair value	–	–	–	424,735
Payable for investments purchased	103,992	–	1,531,103	1,574
Payable for capital shares redeemed	–	19,786	94,468	–
Payable for dividends and interest	–	–	–	184
Payable for investment advisory fees	39,946	–	13,265	–
Accrued expenses	31,274	26,400	72,171	10,538

Total Liabilities	175,212	46,186	1,711,007	437,031

Net Assets	$47,237,841	$5,816,198	$47,592,817	$4,881,695

ANALYSIS OF NET ASSETS:
Paid-in capital	$34,064,922	$4,631,613	$36,916,955	$4,162,855
Undistributed net investment income (loss)	(122)	–	128,921	(26,152)
Accumulated net realized gain (loss) on investments and foreign currency	342,156	146,846	1,090,731	282,177
Net unrealized appreciation (depreciation) on investments and foreign currency	12,830,885	1,037,739	9,456,210	462,815

Net Assets	$47,237,841	$5,816,198	$47,592,817	$4,881,695

Investment Class	$47,237,841			$4,881,695
Service Class		$5,816,198	$47,592,817

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,402,319			414,080
Service Class		846,562	4,916,164

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$19.66			$11.79
Service Class[2]		$6.87	$9.68

Investments at identified cost	$32,395,175	$4,484,804	$29,595,191	$4,561,362
Proceeds of short sales	–	–	–	415,222
Aggregate value of segregated securities	–	–	–	792,767

[1]
Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee for Royce Select Fund I, or a 2% redemption fee for Royce Select Fund II, payable to the Fund. From January 1-17, 2013, shares held less than 365 days may have been subject to a 2% redemption fee, payable to the Fund. From January 18 - April 30, 2013, shares held less than 180 days may have been subject to a 1% redemption fee, payable to the Fund.

[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

64 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	Royce	Royce	Royce	Royce
	European Smaller-	Enterprise Select	SMid-Cap	Focus Value
	Companies Fund	Fund	Value Fund	Fund
ASSETS:
Investments at value	$26,275,782	$1,965,539	$10,672,237	$11,580,255
Repurchase agreements (at cost and value)	1,768,000	673,000	525,000	396,000
Cash and foreign currency	32,495	888	3,185	489
Receivable for investments sold	–	2,838	–	64,364
Receivable for capital shares sold	324,767	–	346,029	541
Receivable for dividends and interest	43,123	1,631	14,329	10,358
Prepaid expenses and other assets	58	5	31	28

Total Assets	28,444,225	2,643,901	11,560,811	12,052,035

LIABILITIES:
Payable for investments purchased	317,556	–	–	185,849
Payable for capital shares redeemed	16,485	–	6,978	1,240
Payable for investment advisory fees	12,252	–	–	–
Payable to brokers for securities sold short	–	382	–	–
Accrued expenses	51,962	13,587	33,580	31,339

Total Liabilities	398,255	13,969	40,558	218,428

Net Assets	$28,045,970	$2,629,932	$11,520,253	$11,833,607

ANALYSIS OF NET ASSETS:
Paid-in capital	$26,352,428	$2,259,697	$14,950,754	$9,149,278
Undistributed net investment income (loss)	(183,963)	(884)	–	(64,367)
Accumulated net realized gain (loss) on investments and foreign currency	(1,425,310)	68,463	(5,455,965)	168,966
Net unrealized appreciation (depreciation) on investments and foreign currency	3,302,815	302,656	2,025,464	2,579,730

Net Assets	$28,045,970	$2,629,932	$11,520,253	$11,833,607

Investment Class		$2,629,932
Service Class	$28,045,970		$11,520,253	$11,833,607

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		216,966
Service Class	2,257,785		804,975	677,294

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$12.12
Service Class[2]	$12.42		$14.31	$17.47

Investments at identified cost	$22,972,610	$1,662,883	$8,646,922	$9,000,579
Aggregate value of segregated securities	–	86,513	–	–

[1]
Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-17, 2013, shares held less than 365 days may have been subject to a 2% redemption fee, payable to the Fund.

[2]
Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee (Royce European Smaller-Companies Fund), or a 1% redemption fee (Royce SMid-Cap Value Fund and Royce Focus Value Fund), payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 65

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Partners	Opportunity	Global Dividend
	Fund	Select Fund	Value Fund
ASSETS:
Investments at value	$2,422,946	$17,223,701	$8,384,419
Repurchase agreements (at cost and value)	308,000	672,000	1,391,000
Deposits with brokers for securities sold short	–	839,080	–
Cash and foreign currency	383	949	1,101
Receivable for investments sold	68,848	68,680	11,201
Receivable for capital shares sold	–	117,570	150
Receivable for dividends and interest	4,456	4,584	28,393
Prepaid expenses and other assets	7	14	25

Total Assets	2,804,640	18,926,578	9,816,289

LIABILITIES:
Securities sold short, at fair value	–	1,150,652	–
Payable for investments purchased	–	273,136	235,208
Payable for capital shares redeemed	–	15,848	–
Payable for dividends and interest	–	1,420	–
Payable for investment advisory fees	–	3,402	–
Accrued expenses	3,607	21,005	24,652

Total Liabilities	3,607	1,465,463	259,860

Net Assets	$2,801,033	$17,461,115	$9,556,429

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,098,288	$14,476,563	$8,941,881
Undistributed net investment income (loss)	235	294	(58,505)
Accumulated net realized gain (loss) on investments and foreign currency	48,538	183,420	3,457
Net unrealized appreciation (depreciation) on investments and foreign currency	653,972	2,800,838	669,596

Net Assets	$2,801,033	$17,461,115	$9,556,429

Investment Class		$17,461,115
Service Class	$2,801,033		$9,556,429

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		973,847
Service Class	193,765		853,852

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$17.93
Service Class[2]	$14.46		$11.19

Investments at identified cost	$1,769,001	$14,363,100	$7,714,871
Proceeds of short sales	–	1,090,890	–
Aggregate value of segregated securities	–	1,117,768	–

[1]
Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-17, 2013, shares held less than 365 days may have been subject to a 2% redemption fee, payable to the Fund.

[2]
Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee (Royce Partners Fund), or a 2% redemption fee (Royce Global Dividend Value Fund), payable to the Fund.

66 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	Royce	Royce
	International	International
	Micro-Cap Fund	Premier Fund
ASSETS:
Investments at value	$4,916,304	$8,927,054
Repurchase agreements (at cost and value)	272,000	536,000
Cash and foreign currency	404	15,639
Receivable for investments sold	85,722	139,468
Receivable for capital shares sold	8,249	–
Receivable for dividends and interest	10,791	15,021
Prepaid expenses and other assets	14	22

Total Assets	5,293,484	9,633,204

LIABILITIES:
Payable for investments purchased	7,872	132,782
Payable for capital shares redeemed	66,374	–
Accrued expenses	10,576	30,842

Total Liabilities	84,822	163,624

Net Assets	$5,208,662	$9,469,580

ANALYSIS OF NET ASSETS:
Paid-in capital	$5,776,361	$8,540,365
Undistributed net investment income (loss)	(33,960)	(75,124)
Accumulated net realized gain (loss) on investments and foreign currency	(788,381)	(158,732)
Net unrealized appreciation (depreciation) on investments and foreign currency	254,642	1,163,071

Net Assets	$5,208,662	$9,469,580

Service Class	$5,208,662	$9,469,580

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	518,982	811,676

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class[1]	$10.04	$11.67

Investments at identified cost	$4,658,589	$7,763,367

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 67

Statements of Changes in Net Assets

			Royce Micro-Cap
	Royce Select Fund I		Discovery Fund		Royce Financial Services Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$(173,025)	$829,042	$(17,307)	$34,721	$174,781	$241,534
Net realized gain (loss) on investments and foreign currency	5,751,191	3,357,629	751,485	583	1,875,121	705,504
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,364,056	2,098,657	853,810	125,030	7,876,724	1,868,205

Net increase (decrease) in net assets from investment operations	10,942,222	6,285,328	1,587,988	160,334	9,926,626	2,815,243

DISTRIBUTIONS:
Net investment income
Investment Class	(6,345)	(805,821)
Service Class			–	(40,240)	(82,981)	(153,360)
Net realized gain on investments and foreign currency
Investment Class	(4,865,772)	(4,035,586)
Service Class			(164,762)	–	–	–

Total distributions	(4,872,117)	(4,841,407)	(164,762)	(40,240)	(82,981)	(153,360)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(8,691,735)	1,066,334
Service Class			(75,668)	727,013	20,843,034	127,677
Shareholder redemption fees
Investment Class	3,350	635
Service Class			414	357	17,751	3,274

Net increase (decrease) in net assets from capital share transactions	(8,688,385)	1,066,969	(75,254)	727,370	20,860,785	130,951

NET INCREASE (DECREASE) IN NET ASSETS	(2,618,280)	2,510,890	1,347,972	847,464	30,704,430	2,792,834
NET ASSETS:
Beginning of year	49,856,121	47,345,231	4,468,226	3,620,762	16,888,387	14,095,553

End of year	$47,237,841	$49,856,121	$5,816,198	$4,468,226	$47,592,817	$16,888,387

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(122)	$6,316	$–	$–	$128,921	$63,430
68 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce European Smaller-
	Royce Select Fund II		Companies Fund		Royce Enterprise Select Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$38,380	$66,556	$119,035	$201,539	$(8,011)	$2,143
Net realized gain (loss) on investments and foreign currency	710,266	134,060	1,143,566	(220,323)	301,701	127,475
Net change in unrealized appreciation (depreciation) on investments and foreign currency	163,490	277,321	2,645,740	3,337,255	192,389	46,734

Net increase (decrease) in net assets from investment operations	912,136	477,937	3,908,341	3,318,471	486,079	176,352

DISTRIBUTIONS:
Net investment income
Investment Class	(85,215)	(55,366)			(2,071)	(80)
Service Class			(232,856)	(225,920)
Net realized gain on investments and foreign currency
Investment Class	(416,296)	(160,636)			(228,780)	(119,739)
Service Class			–	–

Total distributions	(501,511)	(216,002)	(232,856)	(225,920)	(230,851)	(119,819)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	850,978	(61,887)			1,075,981	119,229
Service Class			8,500,963	(3,163,201)
Shareholder redemption fees
Investment Class	34	–			–	–
Service Class			15,318	6,989

Net increase (decrease) in net assets from capital share transactions	851,012	(61,887)	8,516,281	(3,156,212)	1,075,981	119,229

NET INCREASE (DECREASE) IN NET ASSETS	1,261,637	200,048	12,191,766	(63,661)	1,331,209	175,762
NET ASSETS:
Beginning of year	3,620,058	3,420,010	15,854,204	15,917,865	1,298,723	1,122,961

End of year	$4,881,695	$3,620,058	$28,045,970	$15,854,204	$2,629,932	$1,298,723

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(26,152)	$(1,421)	$(183,963)	$(68,643)	$(884)	$2,068

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 69

Statements of Changes in Net Assets

	Royce SMid-Cap Value Fund		Royce Focus Value Fund		Royce Partners Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$15,704	$(3,245)	$(8,319)	$31,675	$16,343	$6,241
Net realized gain (loss) on investments and foreign currency	488,966	(206,122)	833,397	(105,119)	276,797	70,836
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,788,073	1,627,478	1,405,566	871,968	389,385	274,404

Net increase (decrease) in net assets from investment operations	2,292,743	1,418,111	2,230,644	798,524	682,525	351,481

DISTRIBUTIONS:
Net investment income
Service Class	(16,014)	–	(3,516)	(155,697)	(20,237)	(632)
Net realized gain on investments and foreign currency
Service Class	–	–	(480,474)	(1,950)	(225,475)	(76,810)

Total distributions	(16,014)	–	(483,990)	(157,647)	(245,712)	(77,442)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(1,897,564)	(613,301)	1,211,969	(494,067)	280,953	126,723
Shareholder redemption fees
Service Class	647	8,222	41	664	218	31

Net increase (decrease) in net assets from capital share transactions	(1,896,917)	(605,079)	1,212,010	(493,403)	281,171	126,754

NET INCREASE (DECREASE) IN NET ASSETS	379,812	813,032	2,958,664	147,474	717,984	400,793
NET ASSETS:
Beginning of year	11,140,441	10,327,409	8,874,943	8,727,469	2,083,049	1,682,256

End of year	$11,520,253	$11,140,441	$11,833,607	$8,874,943	$2,801,033	$2,083,049

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$–	$–	$(64,367)	$(67,891)	$235	$5,492

70 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Global Dividend
	Royce Opportunity Select Fund		Value Fund

	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$(66,078)	$16,146	$144,174	$110,305
Net realized gain (loss) on investments and foreign currency	755,058	219,405	319,945	(71,639)
Net change in unrealized appreciation (depreciation) on investments and foreign
currency	2,394,936	522,838	726,373	1,214,840

Net increase (decrease) in net assets from investment operations	3,083,916	758,389	1,190,492	1,253,506

DISTRIBUTIONS:
Net investment income
Investment Class	–	(27,185)
Service Class			(207,184)	(109,924)
Net realized gain on investments and foreign currency
Investment Class	(510,854)	(205,395)
Service Class			(182,756)	–

Total distributions	(510,854)	(232,580)	(389,940)	(109,924)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	11,683,077	570,739
Service Class			2,041,765	(571,143)
Shareholder redemption fees
Investment Class	6,573	–
Service Class			5,944	1,040

Net increase (decrease) in net assets from capital share transactions	11,689,650	570,739	2,047,709	(570,103)

NET INCREASE (DECREASE) IN NET ASSETS	14,262,712	1,096,548	2,848,261	573,479
NET ASSETS:
Beginning of year	3,198,403	2,101,855	6,708,168	6,134,689

End of year	$17,461,115	$3,198,403	$9,556,429	$6,708,168

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$294	$(1,590)	$(58,505)	$(2,214)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 71

Statements of Changes in Net Assets

	Royce International		Royce International
	Micro-Cap Fund		Premier Fund

	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12

INVESTMENT OPERATIONS:
Net investment income (loss)	$56,707	$68,271	$81,523	$49,640
Net realized gain (loss) on investments and foreign currency	186,907	(138,773)	340,325	(382,792)
Net change in unrealized appreciation (depreciation) on investments and foreign
currency	556,066	572,117	852,808	1,268,471

Net increase (decrease) in net assets from investment operations	799,680	501,615	1,274,656	935,319

DISTRIBUTIONS:
Net investment income
Service Class	(100,087)	(79,547)	(129,813)	(76,745)
Net realized gain on investments and foreign currency
Service Class	–	–	–	–

Total distributions	(100,087)	(79,547)	(129,813)	(76,745)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(98,141)	608,323	1,879,090	1,495,086
Shareholder redemption fees
Service Class	3,765	1,344	1,734	462

Net increase (decrease) in net assets from capital share transactions	(94,376)	609,667	1,880,824	1,495,548

NET INCREASE (DECREASE) IN NET ASSETS	605,217	1,031,735	3,025,667	2,354,122
NET ASSETS:
Beginning of year	4,603,445	3,571,710	6,443,913	4,089,791

End of year	$5,208,662	$4,603,445	$9,469,580	$6,443,913

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(33,960)	$(13,170)	$(75,124)	$(23,382)

72 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2013

	Royce	Royce	Royce	Royce	Royce
	Select	Micro-Cap	Financial	Select	European Smaller-
	Fund I	Discovery Fund	Services Fund	Fund II	Companies Fund
INVESTMENT INCOME:
Income:
Dividends	$406,964	$61,057	$637,796	$82,911	$527,650
Foreign withholding tax	(12,772)	(338)	(18,383)	(5,378)	(60,237)
Interest	656	44	329	75	121

Total income	394,848	60,763	619,742	77,608	467,534

Expenses:
Investment advisory fees	471,970	52,399	298,701	28,434	257,827
Distribution fees	–	13,100	74,675	–	51,565
Shareholder servicing	26,751	12,952	42,174	3,527	35,065
Custody	15,275	9,129	37,576	19,116	46,791
Shareholder reports	15,025	11,178	68,429	874	37,636
Registration	14,946	15,621	22,612	2,496	18,642
Audit	14,554	15,215	15,236	7,502	15,229
Administrative and office facilities	5,418	548	2,518	223	2,041
Trustees’ fees	1,915	194	933	76	731
Legal	400	39	186	20	146
Dividends on securities sold short	–	–	–	3,667	–
Interest expense	–	–	–	1,678	–
Other expenses	1,634	728	1,205	4,000	1,198

Total expenses	567,888	131,103	564,245	71,613	466,871
Compensating balance credits	(15)	(15)	(53)	(1)	(37)
Fees waived by investment adviser and distributor	–	(52,399)	(119,231)	(28,434)	(118,335)
Expenses reimbursed by investment adviser	–	(619)	–	(3,950)	–

Net expenses	567,873	78,070	444,961	39,228	348,499

Net investment income (loss)	(173,025)	(17,307)	174,781	38,380	119,035

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	5,750,059	751,485	1,878,190	709,044	1,150,608
Foreign currency transactions	1,132	–	(3,069)	1,222	(7,042)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	5,363,941	853,810	7,898,605	163,484	2,645,698
Other assets and liabilities denominated in foreign currency	115	–	(21,881)	6	42

Net realized and unrealized gain (loss) on investments and foreign currency	11,115,247	1,605,295	9,751,845	873,756	3,789,306

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$10,942,222	$1,587,988	$9,926,626	$912,136	$3,908,341

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 73

Statements of Operations	Year Ended December 31, 2013

	Royce	Royce	Royce	Royce	Royce
	Enterprise Select	SMid-Cap	Focus Value	Partners	Opportunity
	Fund	Value Fund	Fund	Fund	Select Fund
INVESTMENT INCOME:
Income:
Dividends	$16,760	$172,806	$131,169	$52,890	$40,030
Foreign withholding tax	(105)	(6,694)	(2,564)	(3,235)	–
Interest	50	170	44	26	29

Total income	16,705	166,282	128,649	49,681	40,059

Expenses:
Investment advisory fees	19,934	111,558	101,474	24,698	82,256
Distribution fees	–	27,889	25,369	6,175	–
Shareholder servicing	6,273	16,405	12,131	10,274	7,935
Custody	9,546	29,540	30,532	29,129	16,133
Shareholder reports	2,222	23,375	9,864	4,858	4,647
Registration	7,376	18,442	15,067	7,911	11,106
Audit	15,236	15,221	15,982	15,975	14,953
Administrative and office facilities	175	1,253	1,053	258	549
Trustees’ fees	65	437	373	92	217
Legal	13	88	74	18	43
Dividends on securities sold short	–	–	–	–	2,567
Interest expense	1	–	–	–	1,630
Other expenses	588	915	884	807	4,077

Total expenses	61,429	245,123	212,803	100,195	146,113
Compensating balance credits	(3)	(20)	(15)	(15)	(11)
Fees waived by investment adviser and distributor	(19,934)	(94,525)	(75,820)	(24,698)	(39,965)
Expenses reimbursed by investment adviser	(16,776)	–	–	(42,144)	–

Net expenses	24,716	150,578	136,968	33,338	106,137

Net investment income (loss)	(8,011)	15,704	(8,319)	16,343	(66,078)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	301,701	489,014	834,982	277,124	755,058
Foreign currency transactions	–	(48)	(1,585)	(327)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	192,387	1,787,801	1,405,486	389,358	2,394,936
Other assets and liabilities denominated in foreign currency	2	272	80	27	–

Net realized and unrealized gain (loss) on investments and foreign currency	494,090	2,277,039	2,238,963	666,182	3,149,994

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$486,079	$2,292,743	$2,230,644	$682,525	$3,083,916

74 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2013

	Royce	Royce	Royce
	Global Dividend	International	International
	Value Fund	Micro-Cap Fund	Premier Fund
INVESTMENT INCOME:
Income:
Dividends	$305,506	$146,219	$228,164
Foreign withholding tax	(22,094)	(10,952)	(20,806)
Interest	89	29	44

Total income	283,501	135,296	207,402

Expenses:
Investment advisory fees	103,066	60,460	93,114
Distribution fees	20,613	11,627	18,623
Shareholder servicing	16,133	10,960	14,506
Custody	46,671	47,318	37,297
Shareholder reports	20,681	8,448	9,159
Registration	18,942	18,942	18,942
Audit	17,738	20,130	16,818
Administrative and office facilities	852	512	760
Trustees’ fees	303	180	277
Legal	61	36	56
Other expenses	810	754	768

Total expenses	245,870	179,367	210,320
Compensating balance credits	(8)	(26)	(11)
Fees waived by investment adviser and distributor	(103,066)	(60,925)	(84,430)
Expenses reimbursed by investment adviser	(3,469)	(39,827)	–

Net expenses	139,327	78,589	125,879

Net investment income (loss)	144,174	56,707	81,523

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	324,152	183,674	344,104
Foreign currency transactions	(4,207)	3,233	(3,779)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	726,550	559,275	853,432
Other assets and liabilities denominated in foreign currency	(177)	(3,209)	(624)

Net realized and unrealized gain (loss) on investments and foreign currency	1,046,318	742,973	1,193,133

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$1,190,492	$799,680	$1,274,656

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 75

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions							Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I – Investment Class
2013	$17.40	$(0.07)	$4.48	$4.41	$(0.00)	$(2.15)	$–	$(2.15)	$–	$19.66	25.99%	$47,238	1.20%	1.20%	1.20%	(0.36)%	56%
2012	16.93	0.31	1.95	2.26	(0.30)	(1.49)	–	(1.79)	–	17.40	13.68	49,856	0.00	0.00	0.00	1.68	54
2011	20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	–	(2.56)	–	16.93	(3.61)	47,345	1.45	1.45	1.45	(0.78)	63
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	–	(0.26)	–	20.32	18.15	58,788	2.37	2.37	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	–	(0.15)	–	17.42	39.59	33,896	0.01	0.01	0.01	1.28	80
Royce Micro-Cap Discovery Fund – Service Class
2013	$5.23	$(0.02)	$1.86	$1.84	$–	$(0.20)	$–	$(0.20)	$–	$6.87	35.29%	$5,816	2.50%	2.50%	1.49%	(0.33)%	81%
2012	5.12	0.04	0.12	0.16	(0.05)	–	–	(0.05)	–	5.23	3.10	4,468	2.94	2.94	1.49	0.85	87
2011	5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	–	(0.00)	0.01	5.12	(2.24)	3,621	2.99	2.99	1.49	(0.71)	72
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	–	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
Royce Financial Services Fund – Service Class
2013	$6.83	$0.04	$2.82	$2.86	$(0.02)	$–	$–	$(0.02)	$0.01	$9.68	42.00%	$47,593	1.89%	1.89%	1.49%	0.59%	23%
2012	5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26
2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23
2010	5.57	0.07	0.96	1.03	(0.10)	–	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
2009	4.25	0.04	1.31	1.35	(0.04)	–	–	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
Royce Select Fund II – Investment Class
2013	$10.68	$0.10	$2.35	$2.45	$(0.23)	$(1.11)	$–	$(1.34)	$–	$11.79	23.51%	$4,882	1.65%	1.65%	0.91%	0.89%	159%
2012	9.95	0.20	1.19	1.39	(0.17)	(0.49)	–	(0.66)	–	10.68	14.23	3,620	0.19	0.19	0.19	1.86	123
2011	13.90	(0.01)	(2.04)	(2.05)	–	(1.90)	–	(1.90)	–	9.95	(14.35)	3,420	1.29	1.29	1.29	(0.09)	153
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	–	(0.15)	0.01	13.90	20.96	5,141	2.77	2.77	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	–	(0.07)	–	11.62	66.58	4,109	0.67	0.67	0.67	0.53	114
Royce European Smaller-Companies Fund – Service Class
2013	$10.37	$0.04	$2.11	$2.15	$(0.11)	$–	$–	$(0.11)	$0.01	$12.42	20.83%	$28,046	2.26%	2.26%	1.69%	0.58%	53%
2012	8.50	0.14	1.88	2.02	(0.15)	–	–	(0.15)	–	10.37	23.83	15,854	2.13	2.13	1.69	1.29	22
2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36
2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32
2009	5.19	0.06	2.93	2.99	(0.12)	–	–	(0.12)	–	8.06	57.69	6,887	3.21	3.21	1.69	1.11	51
Royce Enterprise Select Fund – Investment Class
2013	$10.36	$(0.05)	$2.98	$2.93	$(0.01)	$(1.16)	$–	$(1.17)	$–	$12.12	28.68%	$2,630	3.08%	3.08%	1.24%	(0.40)%	154%
2012	9.88	0.02	1.51	1.53	(0.00)	(1.05)	–	(1.05)	–	10.36	15.68	1,299	0.98 [2]	0.98 [2]	0.81 [2]	0.18 [2]	127
2011	10.43	(0.04)	0.09	0.05	–	(0.60)	–	(0.60)	–	9.88	0.66	1,123	1.31	1.31	1.31	(0.42)	136
2010	8.95	0.05	1.49	1.54	(0.06)	–	–	(0.06)	–	10.43	17.22	1,158	0.70	0.70	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	–	(0.07)	–	8.95	23.13	1,150	0.03	0.03	0.03	0.88	415

76 | The Royce Funds 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions							Ratio of Expenses to Average Net Assets						Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce SMid-Cap Value Fund – Service Class
2013	$11.66	$0.02	$2.65	$2.67	$(0.02)	$–	$–	$(0.02)	$–	$14.31	22.91%	$11,520	2.20%		2.20%		1.35%		0.14%	31%
2012	10.10	(0.00)	1.55	1.55	–	–	–	–	0.01	11.66	15.45	11,140	1.90		1.90		1.35		(0.03)	46
2011	11.44	(0.06)	(1.27)	(1.33)	(0.02)	–	–	(0.02)	0.01	10.10	(11.57)	10,327	1.95		1.95		1.49		(0.54)	54
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	–	11.44	25.99	6,195	2.40		2.40		1.49		(0.26)	126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	–	(0.01)	0.01	9.08	28.75	7,365	2.03		2.03		1.49		(0.20)	216
Royce Focus Value Fund – Service Class [a]
2013	$14.74	$(0.01)	$3.48	$3.47	$(0.00)	$(0.74)	$–	$(0.74)	$–	$17.47	23.77%	$11,834	2.10%		2.10%		1.35%		(0.08)%	167%
2012	13.75	0.06	1.20	1.26	(0.27)	(0.00)	–	(0.27)	–	14.74	9.20	8,875	2.05		2.05		1.35		0.35	21
2011	16.59	(0.05)	(2.25)	(2.30)	–	(0.54)	–	(0.54)	–	13.75	(13.88)	8,727	1.97		1.97		1.49		(0.31)	25
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	–	(0.47)	–	16.59	15.16	8,942	1.95		1.95		1.49		(0.32)	31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	–	(0.49)	–	14.82	53.27 [1]	4,796	2.97	[2]	2.97	[2]	1.49	[2]	0.17 [2]	21
Royce Partners Fund – Service Class [b]
2013	$12.04	$0.09	$3.73	$3.82	$(0.12)	$(1.28)	$–	$(1.40)	$–	$14.46	32.22%	$2,801	4.06%		4.06%		1.35%		0.66%	53%
2012	10.37	0.04	2.10	2.14	(0.01)	(0.46)	–	(0.47)	–	12.04	20.74	2,083	4.83		4.83		1.35		0.33	31
2011	13.15	(0.03)	(1.52)	(1.55)	(0.05)	(1.18)	–	(1.23)	–	10.37	(11.66)	1,682	4.25		4.25		1.49		(0.25)	44
2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	–	(0.57)	0.01	13.15	18.74	1,771	3.72		3.72		1.49		(0.10)	38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	–	11.56	15.60 [1]	1,501	5.27	[2]	5.27	[2]	1.49	[2]	(0.71)[2]	14
Royce Opportunity Select Fund – Investment Class [c]
2013	$12.81	$(0.13)	$5.79	$5.66	$–	$(0.55)	$–	$(0.55)	$0.01	$17.93	44.61%	$17,461	1.78%		1.78%		1.29%		(0.80)%	129%
2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	–	(1.09)	–	12.81	35.14	3,198	0.29	[2]	0.29	[2]	0.25	[2]	0.64 [2]	196
2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	–	(0.41)	–	10.33	(17.14)	2,102	1.14		1.14		1.14		0.08	299
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	–	12.99	29.90 [1]	1,913	4.01	[1]	4.01	[1]	4.01	[1]	(3.79)[1]	95
Royce Global Dividend Value Fund – Service Class [d]
2013	$10.10	$0.18	$1.38	$1.56	$(0.26)	$(0.22)	$–	$(0.48)	$0.01	$11.19	15.78%	$9,556	2.98%		2.98%		1.69%		1.75%	82%
2012	8.39	0.17	1.71	1.88	(0.17)	–	–	(0.17)	–	10.10	22.52	6,708	2.86		2.86		1.69		1.72	36
2011	10.00	0.08	(1.62)	(1.54)	(0.07)	(0.01)	–	(0.08)	0.01	8.39	(15.37)[1]	6,135	3.47	[2]	3.47	[2]	1.69	[2]	1.10 [2]	20
Royce International Micro-Cap Fund – Service Class [d]
2013	$8.61	$0.11	$1.51	$1.62	$(0.20)	$–	$–	$(0.20)	$0.01	$10.04	18.95%	$5,209	3.86%		3.86%		1.69%		1.22%	103%
2012	7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90		3.90		1.69		1.63	62
2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92	[2]	3.92	[2]	1.69	[2]	1.08 [2]	71
Royce International Premier Fund – Service Class [d]
2013	$10.01	$0.10	$1.73	$1.83	$(0.17)	$–	$–	$(0.17)	$–	$11.67	18.31%	$9,470	2.82%		2.82%		1.69%		1.09%	51%
2012	8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54		3.54		1.69		1.18	103
2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77	[2]	3.77	[2]	1.69	[2]	0.67 [2]	42

[1]	Not annualized
[2]	Annualized
[a]	The Fund commenced operations on March 2, 2009.	[c]	The Fund commenced operations on September 1, 2010.
[b]	The Fund commenced operations on April 28, 2009.	[d]	The Fund commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2013 Annual Report to Shareholders | 77

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are thirteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

At December 31, 2013, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	14%	Royce Partners Fund	79%
Royce Micro-Cap Discovery Fund	68%	Royce Opportunity Select Fund	21%
Royce Select Fund II	44%	Royce Global Dividend Value Fund	14%
Royce Enterprise Select Fund	50%	Royce International Micro-Cap Fund	25%
Royce SMid-Cap Value Fund	45%	Royce International Premier Fund	18%
Royce Focus Value Fund	77%

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common Stocks	$45,226,051	$–	$–	$45,226,051
Cash Equivalents	–	1,998,000	–	1,998,000
Royce Micro-Cap Discovery Fund
Common Stocks	5,522,543	–	–	5,522,543
Cash Equivalents	–	194,000	–	194,000

78 | The Royce Funds 2013 Annual Report to Shareholders

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Financial Services Fund
Common Stocks	$39,006,240	$67,037	$0	$39,073,277
Cash Equivalents	–	8,421,000	–	8,421,000
Royce Select Fund II
Common Stocks	5,033,683	–	–	5,033,683
Royce European Smaller-Companies Fund
Common Stocks	26,275,782	–	–	26,275,782
Cash Equivalents	–	1,768,000	–	1,768,000
Royce Enterprise Select Fund
Common Stocks	1,915,755	–	–	1,915,755
Fixed Income	49,784	–	–	49,784
Cash Equivalents	–	673,000	–	673,000
Royce SMid-Cap Value Fund
Common Stocks	10,672,237	–	–	10,672,237
Cash Equivalents	–	525,000	–	525,000
Royce Focus Value Fund
Common Stocks	11,441,655	–	–	11,441,655
Fixed Income	138,600	–	–	138,600
Cash Equivalents	–	396,000	–	396,000
Royce Partners Fund
Common Stocks	2,422,946	–	–	2,422,946
Cash Equivalents	–	308,000	–	308,000
Royce Opportunity Select Fund
Common Stocks	17,223,701	–	–	17,223,701
Cash Equivalents	–	672,000	–	672,000
Royce Global Dividend Value Fund
Common Stocks	8,384,419	–	–	8,384,419
Cash Equivalents	–	1,391,000	–	1,391,000
Royce International Micro-Cap Fund
Common Stocks	4,915,775	–	529	4,916,304
Cash Equivalents	–	272,000	–	272,000
Royce International Premier Fund
Common Stocks	8,927,054	–	–	8,927,054
Cash Equivalents	–	536,000	–	536,000

Short positions:
	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common Stocks	$(368,712)	$–	$–	$(368,712)
Fixed Income	(56,023)	–	–	(56,023)
Royce Opportunity Select Fund
Common Stocks	(1,150,652)	–	–	(1,150,652)

For the year ended December 31, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2013, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	Transfers from		Transfers from
	Level 2		Level 2
	to Level 1		to Level 1
Royce Financial Services Fund	$6,583,625	Royce Partners Fund	$300,909
Royce Select Fund II	770,774	Royce Global Dividend Value Fund	3,954,956
Royce European Smaller-Companies Fund	17,132,889	Royce International Micro-Cap Fund	2,126,309
Royce SMid-Cap Value Fund	1,071,765	Royce International Premier Fund	5,615,509

Level 3 Reconciliation:
			Realized and Unrealized
	Balance as of 12/31/12	Purchases	Gain (Loss)[1]	Balance as of 12/31/13
Royce Financial Services Fund
Common Stocks	$–	$0	$–	$0
Royce International Micro-Cap Fund
Common Stocks	2,184	–	(1,655)	529

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The Royce Funds 2013 Annual Report to Shareholders | 79

Notes to Financial Statements (continued)

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 11, 2014. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2013.

80 | The Royce Funds 2013 Annual Report to Shareholders

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Select Fund I
Investment Class	$4,142,661	$5,074,208	$4,632,626	$4,672,287	$(17,467,022)	$(8,680,161)	$(8,691,735)	$1,066,334

Royce Micro-Cap Discovery Fund
Service Class	1,631,092	1,050,076	158,366	37,994	(1,865,126)	(361,057)	(75,668)	727,013

Royce Financial Services Fund
Service Class	26,878,008	4,612,568	81,782	149,100	(6,116,756)	(4,633,991)	20,843,034	127,677

Royce Select Fund II
Investment Class	962,146	6,284	484,786	215,961	(595,954)	(284,132)	850,978	(61,887)

Royce European Smaller-Companies Fund
Service Class	12,749,215	3,702,876	225,822	219,038	(4,474,074)	(7,085,115)	8,500,963	(3,163,201)

Royce Enterprise Select Fund
Investment Class	1,042,236	–	230,142	119,819	(196,397)	(590)	1,075,981	119,229

Royce SMid-Cap Value Fund
Service Class	918,483	4,410,001	15,362	–	(2,831,409)	(5,023,302)	(1,897,564)	(613,301)

Royce Focus Value Fund
Service Class	2,098,908	701,475	481,464	157,460	(1,368,403)	(1,353,002)	1,211,969	(494,067)

Royce Partners Fund
Service Class	159,415	128,126	243,024	76,833	(121,486)	(78,236)	280,953	126,723

Royce Opportunity Select Fund
Investment Class	12,259,644	352,527	502,868	227,344	(1,079,435)	(9,132)	11,683,077	570,739

Royce Global Dividend Value Fund
Service Class	3,160,309	1,477,197	387,794	109,376	(1,506,338)	(2,157,716)	2,041,765	(571,143)

Royce International Micro-Cap Fund
Service Class	1,892,877	1,435,544	98,903	78,472	(2,089,921)	(905,693)	(98,141)	608,323

Royce International Premier Fund
Service Class	2,799,696	2,793,388	128,291	76,745	(1,048,897)	(1,375,047)	1,879,090	1,495,086

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Select Fund I
Investment Class	220,662	280,124	247,999	276,467	(931,946)	(488,288)	(463,285)	68,303

Royce Micro-Cap Discovery Fund
Service Class	272,296	210,468	23,995	7,462	(304,432)	(70,120)	(8,141)	147,810

Royce Financial Services Fund
Service Class	3,162,045	713,267	8,765	22,252	(728,338)	(729,615)	2,442,472	5,904

Royce Select Fund II
Investment Class	82,539	593	42,863	20,866	(50,269)	(26,289)	75,133	(4,830)

Royce European Smaller-Companies Fund
Service Class	1,112,607	388,293	18,850	21,926	(403,204)	(752,653)	728,253	(342,434)

Royce Enterprise Select Fund
Investment Class	88,545	–	19,654	11,724	(16,561)	(59)	91,638	11,665

Royce SMid-Cap Value Fund
Service Class	69,873	390,512	1,118	–	(221,303)	(457,720)	(150,312)	(67,208)

Royce Focus Value Fund
Service Class	136,032	48,418	28,675	10,988	(89,541)	(91,922)	75,166	(32,516)

Royce Partners Fund
Service Class	11,894	11,070	17,559	6,589	(8,706)	(6,930)	20,747	10,729

Royce Opportunity Select Fund
Investment Class	763,033	28,178	30,076	18,773	(68,900)	(754)	724,209	46,197

The Royce Funds 2013 Annual Report to Shareholders | 81

Notes to Financial Statements (continued)

Capital Share Transactions (in shares)(continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Royce Global Dividend Value Fund
Service Class	294,486	156,760	35,717	11,645	(140,394)	(235,478)	189,809	(67,073)

Royce International Micro-Cap Fund
Service Class	205,642	170,805	10,123	9,342	(231,571)	(108,278)	(15,806)	71,869

Royce International Premier Fund
Service Class	254,662	291,121	11,434	7,855	(97,880)	(150,814)	168,216	148,162

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2014, is shown below to the extent that it impacted net expenses for the year ended December 31, 2013. See the Prospectus for contractual waiver expiration dates.

Effective September 28, 2012, Royce Select Fund I and Royce Select Fund II have a traditional management fee structure consistent with the other series of The Royce Fund. Previously, for its services and for paying certain other ordinary expenses, Royce received from each Fund a performance fee of 12.5% of each Fund’s pre-fee total return, subject to a high watermark test. Royce waived its compensation for services provided by it under the new agreement until a Fund’s pre-fee cumulative return exceeded its pre-fee total return as of the day on which a fee was last accrued under its former Investment Advisory Agreement, and agreed to reimburse certain ordinary operating expenses as well. Royce Select Fund I reached its high watermark on January 2, 2013 and Royce Select Fund II reached its high watermark on July 10, 2013.

		Committed net annual		Year ended
	Annual contractual	operating expense ratio cap		December 31, 2013
	advisory fee as a
	percentage of	Investment	Service	Net advisory	Advisory
	average net assets[1]	Class[2]	Class[2]	fees	fees waived
Royce Select Fund I	1.00%	N/A	N/A	$471,970	$–
Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	–	52,399
Royce Financial Services Fund	1.00%	N/A	1.49%	185,444	113,257
Royce Select Fund II	1.25%	1.49%	N/A	–	28,434
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	139,492	118,335
Royce Enterprise Select Fund	1.00%	1.24%	N/A	–	19,934
Royce SMid-Cap Value Fund	1.00%	N/A	1.35%	17,033	94,525
Royce Focus Value Fund	1.00%	N/A	1.35%	25,654	75,820
Royce Partners Fund	1.00%	N/A	1.35%	–	24,698
Royce Opportunity Select Fund	1.00%	1.24%	N/A	42,291	39,965
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	–	103,066
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	–	60,460
Royce International Premier Fund	1.25%	N/A	1.69%	10,919	82,195

[1]
From a base annual rate of 1.00% (1.25% for Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Global Dividend Value Fund and Royce International Premier Fund; 1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses, dividends on securities sold short and other expenses related to short sales.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Year ended December 31, 2013

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Micro-Cap Discovery Fund – Service Class	0.25%	$13,100	$–
Royce Financial Services Fund – Service Class	0.25%	68,701	5,974
Royce European Smaller-Companies Fund – Service Class	0.25%	51,565	–
Royce SMid-Cap Value Fund – Service Class	0.25%	27,889	–
Royce Focus Value Fund – Service Class	0.25%	25,369	–
Royce Partners Fund – Service Class	0.25%	6,175	–
Royce Global Dividend Value Fund – Service Class	0.25%	20,613	–
Royce International Micro-Cap Fund – Service Class	0.25%	11,162	465
Royce International Premier Fund – Service Class	0.25%	16,388	2,235

82 | The Royce Funds 2013 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
For the year ended December 31, 2013, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$24,511,413	$36,715,615	$–	$–
Royce Micro-Cap Discovery Fund	3,966,056	4,208,427	–	–
Royce Financial Services Fund	18,935,942	5,916,969	–	–
Royce Select Fund II	5,657,772	5,049,714	1,007,886	874,463
Royce European Smaller-Companies Fund	17,656,055	10,260,363	–	–
Royce Enterprise Select Fund	2,633,692	2,220,429	41,961	42,335
Royce SMid-Cap Value Fund	3,103,761	5,025,179	–	–
Royce Focus Value Fund	17,152,384	16,431,221	–	–
Royce Partners Fund	1,180,422	1,454,375	–	–
Royce Opportunity Select Fund	16,630,291	5,712,635	4,000,532	3,440,434
Royce Global Dividend Value Fund	7,081,196	6,319,104	–	–
Royce International Micro-Cap Fund	4,566,210	4,747,980	–	–
Royce International Premier Fund	5,258,111	3,628,668	–	–

Tax Information:
At December 31, 2013, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$34,404,726	$12,819,325	$13,349,157	$529,832
Royce Micro-Cap Discovery Fund	4,678,804	1,037,739	1,138,896	101,157
Royce Financial Services Fund	38,181,912	9,312,365	10,369,405	1,057,040
Royce Select Fund II	4,200,694	408,254	717,078	308,824
Royce European Smaller-Companies Fund	24,949,912	3,093,870	4,139,735	1,045,865
Royce Enterprise Select Fund	2,336,396	302,143	304,086	1,943
Royce SMid-Cap Value Fund	9,185,690	2,011,547	2,668,343	656,796
Royce Focus Value Fund	9,456,434	2,519,821	2,695,034	175,213
Royce Partners Fund	2,079,032	651,914	699,415	47,501
Royce Opportunity Select Fund	13,981,604	2,763,445	2,970,364	206,919
Royce Global Dividend Value Fund	9,218,370	557,049	1,108,737	551,688
Royce International Micro-Cap Fund	5,001,150	187,154	506,213	319,059
Royce International Premier Fund	8,377,744	1,085,310	1,325,471	240,161

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2013 and 2012, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2013	2012	2013	2012
Royce Select Fund I	$817,571	$1,075,598	$4,054,546	$3,765,809
Royce Micro-Cap Discovery Fund	–	40,240	164,762	–
Royce Financial Services Fund	82,981	153,360	–	–
Royce Select Fund II	291,068	165,593	210,443	50,409
Royce European Smaller-Companies Fund	232,856	225,920	–	–
Royce Enterprise Select Fund	155,551	60,711	75,300	59,108
Royce SMid-Cap Value Fund	16,014	–	–	–
Royce Focus Value Fund	404,171	156,029	79,819	1,618
Royce Partners Fund	58,459	41,598	187,253	35,844
Royce Opportunity Select Fund	186,736	203,478	324,118	29,102
Royce Global Dividend Value Fund	389,940	109,924	–	–
Royce International Micro-Cap Fund	100,087	79,547	–	–
Royce International Premier Fund	129,813	76,745	–	–

The Royce Funds 2013 Annual Report to Shareholders | 83

Notes to Financial Statements (continued)

Tax Information (continued):
The tax basis components of distributable earnings at December 31, 2013, were as follows:

					Qualified
					Late Year
		Undistributed			Ordinary
		Long-Term			and
	Undistributed	Capital Gains or	Capital Loss	Net Unrealized	Post-October	Total	Capital Loss
	Ordinary	(Capital Loss	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	Carryforward)	to 12/31/17[1]	(Depreciation)[2]	Deferrals[3]	Earnings	Utilized
Royce Select Fund I	$213,664	$140,042	$–	$12,819,335	$(122)	$13,172,919	$–
Royce Micro-Cap Discovery Fund	–	146,844	–	1,037,741	–	1,184,585	280,364
Royce Financial Services Fund	219,345	1,367,107	–	9,089,410	–	10,675,862	487,520
Royce Select Fund II	117,028	193,111	–	408,701	–	718,840	–
Royce European Smaller-
Companies Fund	13,377	–	(1,361,060)	3,093,513	(52,288)	1,693,542	1,152,664
Royce Enterprise Select Fund	41,129	27,846	–	302,144	(884)	370,235	–
Royce SMid-Cap Value Fund	–	–	(5,442,197)	2,011,696	–	(3,430,501)	491,281
Royce Focus Value Fund	99,740	71,034	–	2,519,874	(6,319)	2,684,329	123,732
Royce Partners Fund	24,138	28,175	–	651,940	(1,508)	702,745	–
Royce Opportunity Select Fund	163,809	57,003	–	2,763,740	–	2,984,552	–
Royce Global Dividend Value Fund	77,721	–	–	557,098	(20,271)	614,548	121,216
Royce International Micro-Cap
Fund	26,099	(688,937)	–	184,081	(88,942)	(567,699)	257,226
Royce International Premier Fund	2,691	(112,378)	–	1,084,696	(45,794)	929,215	341,141

[1]
For Royce SMid-Cap Value Fund, this amount represents $1,572,079 expiring 12/31/16 and $3,870,118 expiring 12/31/17. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2013, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions, equalization and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Select Fund I	$172,932	$(542,932)	$370,000
Royce Micro-Cap Discovery Fund	17,307	(11,852)	(5,455)
Royce Financial Services Fund	(26,310)	26,482	(172)
Royce Select Fund II	22,104	(22,104)	–
Royce European Smaller-
Companies Fund	(1,498)	1,498	–
Royce Enterprise Select Fund	7,130	(7,130)	–
Royce SMid-Cap Value Fund	310	48	(358)
Royce Focus Value Fund	15,359	(15,348)	(11)
Royce Partners Fund	(1,363)	1,471	(108)
Royce Opportunity Select Fund	67,962	(67,962)	–
Royce Global Dividend Value Fund	6,719	(6,719)	–
Royce International Micro-Cap Fund	22,590	(22,590)	–
Royce International Premier Fund	(3,453)	3,453	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2010 - 2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Funds’ financial statements.

84 | The Royce Funds 2013 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland

February 24, 2014

The Royce Funds 2013 Annual Report to Shareholders | 85

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire six-month period ended December 31, 2013. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2013, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/13	12/31/13	Period[1]	7/1/13	12/31/13	Period[1]	Ratio[2]
Investment Class

Royce Select Fund I	$1,000.00	$1,180.55	$6.87	$1,000.00	$1,018.90	$6.36	1.25%
Royce Select Fund II	1,000.00	1,161.15	8.66	1,000.00	1,017.19	8.08	1.59%
Royce Enterprise Select Fund	1,000.00	1,154.21	6.73	1,000.00	1,018.95	6.31	1.24%
Royce Opportunity Select Fund	1,000.00	1,226.82	7.30	1,000.00	1,018.65	6.61	1.30%

Service Class

Royce Micro-Cap Discovery Fund	1,000.00	1,205.40	8.28	1,000.00	1,017.69	7.58	1.49%
Royce Financial Services Fund	1,000.00	1,194.38	8.24	1,000.00	1,017.69	7.58	1.49%
Royce European Smaller-
Companies Fund	1,000.00	1,180.97	9.29	1,000.00	1,016.69	8.59	1.69%
Royce SMid-Cap Value Fund	1,000.00	1,172.73	7.39	1,000.00	1,018.40	6.87	1.35%
Royce Focus Value Fund	1,000.00	1,185.41	7.44	1,000.00	1,018.40	6.87	1.35%
Royce Partners Fund	1,000.00	1,179.17	7.42	1,000.00	1,018.40	6.87	1.35%
Royce Global Dividend
Value Fund	1,000.00	1,135.48	9.10	1,000.00	1,016.69	8.59	1.69%
Royce International Micro-
Cap Fund	1,000.00	1,195.01	9.35	1,000.00	1,016.69	8.59	1.69%
Royce International
Premier Fund	1,000.00	1,131.12	9.08	1,000.00	1,016.69	8.59	1.69%
[1]
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

86 | The Royce Funds 2013 Annual Report to Shareholders

Federal Tax Information

    In January 2014, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2013.

2013 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)

Royce Select Fund I	45.61%	N/A	35.60%	$4,425
Royce Micro-Cap Discovery Fund	N/A	N/A	N/A	165
Royce Financial Services Fund	100.00%	N/A	100.00%	N/A
Royce Select Fund II	19.70%	N/A	5.11%	210
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Enterprise Select Fund	10.12%	N/A	9.40%	75
Royce SMid-Cap Value Fund	100.00%	N/A	100.00%	N/A
Royce Focus Value Fund	29.60%	N/A	21.57%	80
Royce Partners Fund	78.70%	N/A	25.87%	187
Royce Opportunity Select Fund	13.46%	N/A	14.22%	324
Royce Global Dividend Value Fund	52.83%	N/A	0.00%	N/A
Royce International Micro-Cap Fund	90.04%	N/A	0.00%	N/A
Royce International Premier Fund	100.00%	N/A	0.00%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
     For the year ended December 31, 2013, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

		Net Foreign
	Net Foreign	Source Income	Foreign	Foreign
Fund	Source Income	Per Share	Tax	Tax Per Share

Royce European Smaller-Companies Fund	$289,757	$0.1322	$60,237	$0.0275
Royce Global Dividend Value Fund	192,712	0.2360	22,023	0.0270
Royce International Micro-Cap Fund	92,142	0.1803	10,952	0.0214
Royce International Premier Fund	174,111	0.2229	20,774	0.0266

The Royce Funds 2013 Annual Report to Shareholders | 87

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Trustee1, Vice President
Age: 55 | Number of Funds Overseen: 34 | Tenure: Since 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Trustee
Age: 65 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 71 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

88 | The Royce Funds 2013 Annual Report to Shareholders

Results of Shareholder Meeting

At a special meeting of Shareholders held on September 26, 2013, the Funds’ shareholders elected eight Trustees, consisting of the following:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	1,255,647,085	15,877,503

W. Whitney George	1,256,250,821	15,273,767

Patricia W. Chadwick	1,257,215,461	14,309,127

Richard M. Galkin	1,255,002,808	16,521,780

Stephen L. Isaacs	1,255,174,877	16,349,712

Arthur S. Mehlman	1,255,230,246	16,294,342

David L. Meister	1,254,852,641	16,671,948

G. Peter O'Brien	1,256,368,727	15,155,862

The Royce Funds 2013 Annual Report to Shareholders | 89

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Russell Europe Small Cap Index is an index of European small-cap stocks. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock Index option prices. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Select Fund II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Fund, 35% of Focus Value, Partners, Financial Services and SMid-Cap Value Funds, 10% of Select Fund I and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Royce Select I, Select II, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy security sold short at a time when the security has appreciated in value. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

90 | The Royce Funds 2013 Annual Report to Shareholders

2013 In Quotes

Points to Ponder

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
–Brian Rodgers, Barron’s, January 26, 2013

 While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
–Michael Mauboussin, Morningstar Advisor, April/May 2013

Solid companies selling at depressed prices have consistently helped generations of the world’s most successful investors preserve capital, minimize risk, and achieve long-term, market-trampling returns.
–Rex Moore, The Motley Fool, May 24, 2013

Over the long term, while there is no perfect predictor, the only factor that has decent predictive power is, “What price am I paying against fundamentals?”
–Cliff Asness, Barron’s, August 31, 2013

In Absolute Agreement

It’s not during up years that great investment track records are made.
–Charles de Vaulx, International Value Advisers, The Art of Value Investing

Most risk management is really just advanced contingency planning and disciplining yourself to realize that, given enough time, very low probability events not only can happen, but they absolutely will happen.
–Lloyd Blankfein, CNBC, July 25, 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak-to-trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
–Leon Cooperman, Barron’s, May 18, 2013

We are different from most fund managers in how we think about risk. To most managers, and most fund evaluation services, risk is defined either as volatility of returns or deviation from the S&P returns. We define risk as losing money.
–Bill Nygren, Oakmark Funds Third Quarter 2013 Report

Adopt simple rules and stick to them.
–Benjamin Graham

Cocktail Conversation

Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing — it is speculating.
–Barton Biggs, Diary of a Hedgehog

There are two elephants in the room that no one wants to talk about: inflation and higher rates.
–David Winters, Barron’s, March 23, 2013

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
–Longleaf Partners Fund, First Quarter 2013 Report

Value investing works because it is contrary to naïve strategies of other investors, which include extrapolating past earnings growth too far into the future and assuming that a well-run company will always be a good investment, regardless of price.
–Josef Lakonishok, Institutional Investor, May 12, 2013

Markets can remain irrational a lot longer than you and I can remain solvent.
–John Maynard Keynes

Timeless Tidbits

Incompetence is the disease of idiots. Overconfidence is the mistake of experts… Incompetence irritates me. Overconfidence terrifies me.
–Malcolm Gladwell

There are more fools among buyers than among sellers.
–Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
–Ayn Rand

Things turn out best for people who make the best of the way things turn out.
–John Wooden

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

This page is not part of the 2013 Annual Report to Shareholders | 91

This page is intentionally left blank.

92 | This page is not part of the 2013 Annual Report to Shareholders

It’s a Small World

Co-Chief Investment Officer and Managing Director Francis Gannon looks at the geographic sources of small-cap revenues and discusses Royce’s expansion into international investing.

There have always been generalizations about the economy and the stock market. Many possess a degree of truth, but at least an equal number are just as often exaggerated, misunderstood, or just plain wrong. This is particularly true when it comes to the small-cap asset class. Considering the barrage of macro headlines that have affected global stock markets over the last several years, we thought it would be worthwhile to once again examine the state of international small-caps and the effect of international revenues on recent small-cap performance.
     These issues interest us for two related reasons: Many of the cyclical sectors in which we routinely find bargains that we like—industrials, information technology, energy, and materials—often derive a sizable chunk of their respective revenues from outside the U.S. We also have been expanding our activities in non-U.S. investing over the last several years. All of this makes the state of international investing particularly interesting to us.
     Earlier in 2013, some observers claimed that because many companies in the small-cap Russell 2000 Index are more closely tied to domestic growth, the index was able to hold an advantage over its large-cap counterparts. (This advantage held true for the year as a whole—small-cap led the domestic indexes, and all had higher returns than their non-U.S. counterparts.) The argument developed the idea that greater stateside focus benefited smaller companies particularly earlier this year when investors were worried about economic growth in Europe and Asia.
     2013’s results notwithstanding, others see a greater focus on the U.S. as a potential disadvantage, believing that the typically higher percentage of domestically generated revenue for small companies may keep them from enjoying the benefits of faster-growing foreign economies.

     We examine the source of revenues for each company that we look at, though we are only concerned with their geographic origin if our analysis suggests that location is a potential threat to their sustainability. However, we suspect that the weighted average percentage of revenue being generated outside of the U.S. for many of our portfolios that invest primarily in U.S. smaller companies would be greater than that of the Russell 2000.
     This is in large part a matter of what we choose to own versus what we do not—a clear benefit of active management in our view. For example, we are generally underweight, or do not own, utilities, real estate investment trusts, and small banks, all of which make up a good-sized portion of the Russell 2000 and generate most of their income domestically. At the same time, we have greater exposure to more cyclical areas of the market that are more closely tied to the global economy, such as information technology, industrials, materials, and energy.
     Over the last 15 years, we have expanded our search for undervalued companies by moving beyond our borders. Our initial forays into international investing generally involved companies headquartered abroad that had a strong U.S. presence. We then began to expand our scope to include companies with sizable operations outside the U.S. Our commitment to international investing is rooted in the Royce tradition aiming to capitalize on market inefficiencies to generate strong absolute returns while actively managing risk.
     In addition, we embrace the idea that quality is a global concept that transcends borders. The same attributes that we seek in smaller U.S. companies—strong balance sheets, an established record of profitability, high returns on invested capital, and the ability to generate free cash flow—can be found in international businesses. This is why investing in non-U.S. companies has become an important part of our asset management efforts.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2013 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $39 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 40 years. Charles M. Royce, our President, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 22 Portfolio Managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees, and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $200 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce Infoline 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2.   Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.   Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2013 - $573,835
Year ended December 31, 2012 - $589,919

(b)	Audit-Related Fees:
Year ended December 31, 2013 - $0
Year ended December 31, 2012 - $0

(c)	Tax Fees:
Year ended December 31, 2013 - $253,050 – Preparation of tax returns and excise tax review
Year ended December 31, 2012 - $276,637 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2013 - $0
Year ended December 31, 2012 - $0

(e)(1)      Annual Pre-Approval:    On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval:    If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2013 - $253,050
Year ended December 31, 2012 - $276,637

(h)	No such services were rendered during 2013 or 2012.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.    Investments.
(a) See Item 1.

(b) Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date:  March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 6, 2014		Date: March 6, 2014